As filed with the Securities and Exchange Commission on April 29, 2019

Registration No.             333- 199072

811- 05672

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐

Pre-Effective Amendment No.      ☐

Post-Effective Amendment No.     6

and

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No.    214

WRL SERIES ANNUITY ACCOUNT

(Exact Name of Registrant)

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

(Name of Depositor)

(Former Depositor, Western Reserve Life Assurance Co. of Ohio)

4333 Edgewood Road NE

Cedar Rapids, IA 52499

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (319) 355-8511

Alison Ryan, Esquire

Brian Stallworth, Esquire

Transamerica Premier Life Insurance Company

c/o Office of the General Counsel

4333 Edgewood Road, N.E.

Cedar Rapids, IA 52499

(Name and Address of Agent for Service)

Title of Securities Being Registered:       Units of interest in a separate account under flexible premium individual deferred variable annuity contracts

It is proposed that this filing become effective:

         immediately upon filing pursuant to paragraph (b) of Rule 485

   X    on May 1, 2019 pursuant to paragraph (b) of Rule 485

         60 days after filing pursuant to paragraph (a)(1) of Rule 485

         on                      pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

         This post-effective amendment designates a new effective date for a previously filed post-effective amendment

WRL FREEDOM WEALTH CREATOR®

Issued by

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

WRL Series Annuity Account

Supplement Dated May 1, 2019

to the

Prospectus dated May 1, 2019

We will not accept any premium payment that is allocated to the fixed account or the dollar cost averaging fixed account in excess of $5,000. We also will not accept any premium payment or transfer which would result in the aggregate policy value in the fixed account and the dollar cost averaging fixed account exceeding $5,000.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

WRL Freedom Wealth Creator® dated May 1, 2019

WRL FREEDOM WEALTH CREATOR®
Issued Through
WRL SERIES ANNUITY ACCOUNT
By
TRANSAMERICA PREMIER LIFE INSURANCE COMPANY
The WRL Freedom Wealth Creator® is a flexible premium deferred variable annuity policy (the “policy”), which is no longer available for purchase by new policy owners. The policy offers many investment choices. You may invest in the separate account, which provides a means of investing in various underlying fund portfolios. You bear the entire risk for all amounts you invest in the subaccounts. You may also invest in a fixed account, which offers interest rates that are guaranteed by Transamerica Premier Life Insurance Company. You may choose any combination of these investment choices.
This prospectus and the underlying fund prospectuses give you important information about the policy and the underlying fund portfolios. Please read them carefully before you invest and keep them for future reference.
If you would like more information about the WRL Freedom Wealth Creator®, you can obtain a free copy of the Statement of Additional Information (SAI) dated May 1, 2019. Please call us at (800) 851-9777 or write us at: Transamerica Premier Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (SEC) and the SAI is incorporated herein by reference. More information about the variable annuity policy can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at (800)-732-0330. The SEC also maintains a web site (www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information. The table of contents of the SAI is included at the end of this prospectus.
The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
We want to let you know that beginning January 1, 2021, we will no longer mail copies of shareholder reports for funds in your portfolio. This change is permitted by regulations adopted by the Securities and Exchange Commission. Instead, the reports will be made available on our website. We’ll let you know by mail each time a report is posted. The notification will have a URL for accessing the report.
If you’ve already elected to receive documents from us electronically, you’re not affected by this change. You’re already receiving an email with a link to the reports so there’s nothing you need to do.
You do have the option of continuing to receive paper copies of all future shareholder reports free of charge. If you’d like this option, give us a call at the number on your account statement, Monday through Thursday 8 – 6:30, or Friday 8 – 5:30 ET.
Prospectus Date: May 1, 2019
Statement of Additional Information Date: May 1, 2019

The subaccount currently available under this policy invest in the underlying funds of the portfolios listed below:
SUBACCOUNT	UNDERLYING FUND PORTFOLIO
Access VP High Yield FundSM	Access VP High Yield FundSM
ProFund VP Asia 30	ProFund VP Asia 30
ProFund VP Basic Materials	ProFund VP Basic Materials
ProFund VP Bull	ProFund VP Bull
ProFund VP Consumer Services	ProFund VP Consumer Services
ProFund VP Emerging Markets	ProFund VP Emerging Markets
ProFund VP Europe 30	ProFund VP Europe 30
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar
ProFund VP Financials	ProFund VP Financials
ProFund VP Government Money Market	ProFund VP Government Money Market
ProFund VP International	ProFund VP International
ProFund VP Japan	ProFund VP Japan
ProFund VP Mid-Cap	ProFund VP Mid-Cap
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100
ProFund VP Oil & Gas	ProFund VP Oil & Gas
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals
ProFund VP Precious Metals	ProFund VP Precious Metals
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets
ProFund VP Short International	ProFund VP Short International
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap
ProFund VP Small-Cap	ProFund VP Small-Cap
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value
ProFund VP Telecommunications	ProFund VP Telecommunications
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus
ProFund VP Utilities	ProFund VP Utilities
TA Aegon High Yield Bond - Initial Class	Transamerica Aegon High Yield Bond VP – Initial Class
TA Aegon U.S. Government Securities - Initial Class	Transamerica Aegon U.S. Government Securities VP – Initial Class
TA Barrow Hanley Dividend Focused - Initial Class	Transamerica Barrow Hanley Dividend Focused VP - Initial Class
TA BlackRock Global Real Estate Securities - Initial Class	Transamerica BlackRock Global Real Estate Securities VP – Initial Class
TA BlackRock Government Money Market - Initial Class	Transamerica BlackRock Government Money Market VP - Initial Class
TA BlackRock Smart Beta 40 - Initial Class	Transamerica BlackRock Smart Beta 40 VP – Initial Class
TA BlackRock Tactical Allocation - Service Class	Transamerica BlackRock Tactical Allocation VP - Service Class
TA Greystone International Growth - Initial Class	Transamerica Greystone International Growth VP – Initial Class
TA Janus Balanced - Service Class	Transamerica Janus Balanced VP - Service Class
TA Janus Mid-Cap Growth - Initial Class	Transamerica Janus Mid-Cap Growth VP – Initial Class
TA Jennison Growth - Initial Class	Transamerica Jennison Growth VP – Initial Class
TA JPMorgan Asset Allocation - Conservative - Initial Class	Transamerica JPMorgan Asset Allocation - Conservative VP - Initial Class
TA JPMorgan Asset Allocation - Growth - Initial Class	Transamerica JPMorgan Asset Allocation - Growth VP - Initial Class
TA JPMorgan Asset Allocation - Moderate - Initial Class	Transamerica JPMorgan Asset Allocation - Moderate VP - Initial Class
TA JPMorgan Asset Allocation - Moderate Growth - Initial Class	Transamerica JPMorgan Asset Allocation - Moderate Growth VP - Initial Class

SUBACCOUNT	UNDERLYING FUND PORTFOLIO
TA JPMorgan Core Bond - Initial Class	Transamerica JPMorgan Core Bond VP - Initial Class
TA JPMorgan Enhanced Index - Initial Class	Transamerica JPMorgan Enhanced Index VP – Initial Class
TA JPMorgan International Moderate Growth - Initial Class	Transamerica JPMorgan International Moderate Growth VP - Initial Class
TA JPMorgan Tactical Allocation - Initial Class	Transamerica JPMorgan Tactical Allocation VP - Initial Class
TA Managed Risk - Balanced ETF - Service Class	Transamerica Managed Risk - Balanced ETF VP - Service Class
TA Managed Risk - Growth ETF - Service Class	Transamerica Managed Risk - Growth ETF VP - Service Class
TA Morgan Stanley Capital Growth - Initial Class	Transamerica Morgan Stanley Capital Growth VP - Initial Class
TA Multi-Managed Balanced - Initial Class	Transamerica Multi-Managed Balanced VP – Initial Class
TA PIMCO Tactical - Balanced - Service Class	Transamerica PIMCO Tactical–Balanced VP–Service Class
TA PIMCO Tactical - Conservative - Service Class	Transamerica PIMCO Tactical–Conservative VP–Service Class
TA PIMCO Tactical - Growth - Service Class	Transamerica PIMCO Tactical–Growth VP–Service Class
TA PIMCO Total Return - Initial Class	Transamerica PIMCO Total Return VP – Initial Class
TA QS Investors Active Asset Allocation - Conservative - Service Class	Transamerica QS Investors Active Asset Allocation - Conservative VP - Service Class
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP - Service Class
TA Small Mid Cap Value - Service Class	Transamerica Small/Mid Cap Value VP - Initial Class
TA T. Rowe Price Small Cap - Initial Class	Transamerica T. Rowe Price Small Cap VP – Initial Class
TA Torray Concentrated Growth - Initial Class	Transamerica T. Rowe Price Small Cap VP – Initial Class
TA WMC US Growth - Initial Class	Transamerica WMC US Growth VP – Initial Class
For more information on the underlying fund portfolios, please refer to the prospectus for the underlying fund portfolio.

GLOSSARY OF TERMS
accumulation period—The period between the policy date and the maturity date while the policy is in force.
accumulation unit value—An accounting unit of measure we use to calculate subaccount values during the accumulation period.
Administrative Office - Transamerica Premier Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499, (800) 851-9777. Please send all purchase payments, loan repayments, correspondence and notices to the Administrative Office.
age—The issue age, which is annuitant’s age on the birthday nearest the policy date, plus the number of completed policy years. When we use the term “age” in this prospectus, it has the same meaning as “attained age” in the policy.
annuitant—The person on whose life any annuity payments involving life contingencies will be based.
annuitize (annuitization)—When you switch from the accumulation period to the income phase and we begin to make annuity payments to you (or your designee).
annuity unit value—An accounting unit of measure we use to calculate annuity payments from the subaccounts after the maturity date.
annuity value—The sum of the separate account value and the fixed account value at the end of any valuation period.
beneficiary(ies)—The person(s) who has the right to the death benefit as set forth in the policy.
cash value—The annuity value less any applicable premium taxes, any withdrawal charge, any loans and unpaid accrued interest, the annual policy charge and any rider charges.
Code—The Internal Revenue Code of 1986, as amended.
death claim day—Any day after the death report day on which we receive a beneficiary’s completed election form regarding payment of his/her portion of the death benefit proceeds that are payable upon the death of an owner who is the annuitant.
death report day—The valuation date on which we have received due proof of death.
fixed account—One or more investment options under the policy that are part of our general assets and are not in the separate account.
fixed account value—During the accumulation period, your policy’s value in the fixed account.
in force—Condition under which the policy is active and an owner is entitled to exercise all rights under the policy.
maturity date—The date on which the accumulation period ends and annuity payments begin.
monthiversary—The same day in the month as the policy date. When there is no date in a calendar month that coincides with the policy date, the monthiversary is the first day of the next month.
NYSE—New York Stock Exchange.
owner (you, your)—The person(s) entitled to exercise all rights and privileges under the policy. The annuitant is an owner unless the application states otherwise, or unless a change of ownership is made at a later time. Joint owners may be named, provided the joint owners are husband and wife. Joint ownership is not available in all states.
policy anniversary—The same day in each succeeding year as the policy date. If there is no day in a calendar year which coincides with the policy date, the policy anniversary will be the first day of the next month.
policy date—The date shown on the contract schedule attached to the policy and the date on which the policy becomes effective.
purchase payments—Amounts paid by an owner or on an owner’s behalf to Transamerica Premier Life Insurance Company as consideration for the benefits provided by the policy. When we use the term “purchase payment” or “premium” in this prospectus, it has the same meaning as “net payment” in the policy, which means the purchase payment less any applicable premium taxes.
separate account—WRL Series Annuity Account, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which purchase payments under the policies may be allocated.
separate account value—The portion of the policy value that is invested in the separate account.
subaccount— A subdivision within the separate account, the assets of which are invested in a specified underlying fund portfolio.
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successor owner—The person who becomes the new owner if the owner is not the annuitant and dies before the annuitant.
surrender—The termination of a policy at the option of an owner.
underlying fund portfolio— Investment companies which are registered with the U.S. Securities and Exchange Commission. The policy allows you to invest in the underlying fund portfolios through our subaccounts. We reserve the right to add other underlying fund portfolios as investment choices under the policy in the future.
valuation date— Each day on which the NYSE is open for trading, except when a subaccount's corresponding portfolio does not value its shares. Transamerica Premier Life Insurance Company is open for business on each day that the NYSE is open. When we use the term “business day,” it has the same meaning as valuation date.
valuation period—The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each business day.
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SUMMARY
The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail. Please read the entire prospectus carefully.
THE ANNUITY POLICY
The WRL Freedom Wealth Creator® is a flexible premium deferred variable deferred annuity policy (the “policy”) issued by Transamerica Premier Life Insurance Company (the Company, we, us, or our). It is a policy between you, as an owner, and Transamerica Premier Life Insurance Company, a life insurance company. The policy provides a way for you to invest on a tax-deferred basis in the subaccounts of the separate account and fixed account. We intend the policy to be used to accumulate money for retirement or other long-term investment purposes.
This policy allows you to direct your money into one or more of the subaccounts. Any such restriction will not affect the allocations you made before we put the restriction in place. Each subaccount invests exclusively in a single underlying fund portfolio of a fund. The money you invest in the subaccounts will fluctuate daily based on the underlying portfolio’s investment results. The value of your investment in the subaccounts is not guaranteed and may increase or decrease. You bear the investment risk for amounts you invest in the subaccounts.
You can also direct money to the fixed account. Amounts in the fixed account earn interest annually at a fixed rate that is guaranteed by us never to be less than 3%, and may be more. We guarantee the interest, as well as principal, on money placed in the fixed account. The fixed account is not available in all states.
You can transfer money between any of the investment choices during the accumulation period, subject to certain limits on transfers from the fixed account.
The Guaranteed Minimum Income Benefit Rider is no longer available for new sales, but if you have previously elected the Guaranteed Minimum Income Benefit Rider you can still upgrade. See “Appendix C.”
The Additional Earnings Rider is no longer available for new sales. See “Appendix D.”
The policy, like all deferred annuity policies, has two phases: the “accumulation period” and the “income phase.” During the accumulation period, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the policy. The income phase starts on the maturity date when you begin receiving regular payments from your policy. The money you can accumulate during the accumulation period, as well as the annuity payment option you choose, will largely determine the amount of any income payments you receive during the income phase.
PURCHASE
You can buy this policy with $5,000 ($1,000 for traditional or Roth IRAs and $50 for other qualified policies) or more under most circumstances. However, we no longer offer this policy for purchase by new policy owners. You can add as little as $50 at any time during the accumulation period. We allow purchase payments up to a total of $1,000,000 per policy year without prior approval. There is no limit on the total purchase payments you may make during the accumulation period.
INVESTMENT CHOICES
You can allocate your purchase payments to one of several underlying fund portfolios listed in the Investment Choices section in this prospectus and described in the underlying fund portfolio prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.
You can also allocate your purchase payments to the fixed account.
We currently allow you to transfer money between any of the investment choices during the accumulation period. We reserve the right to impose a $10 fee for each transfer in excess of 12 transfers per policy year. Currently, we do not charge a transfer fee.  We reserve the right to impose restrictions and limitations on transfers.
EXPENSES
We do not take any deductions for sales charges from purchase payments at the time you buy the policy. You generally invest the full amount of each purchase payment in one or more of the investment choices.
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During the accumulation period and the income phase (if you elect a variable annuity payment option), we deduct a daily mortality and expense risk charge of 1.40% each year from the money you have invested in the subaccounts. We intend to reduce this charge to 1.25% annually (during the accumulation period) after the first seven policy years, although we do not guarantee that we will do so.
During the accumulation period, we deduct an annual policy charge of $35 from the annuity value on each policy anniversary and at the time of surrender. We currently waive this charge if the total purchase payments, minus all withdrawals, equals or exceeds $50,000 on the policy anniversary for which the charge is payable. However, we will deduct this charge from your annuity value if you surrender your policy completely.
We impose a $25 charge per transfer if you make more than 12 transfers among the subaccounts per policy year. There is no charge for transfers from the fixed account. We do not currently charge for transfers, although we reserve the right to do so in the future.
If you take a policy loan, we will impose a $30 loan processing fee. Only certain types of qualified policies can take policy loans. This fee is not applicable in all states.
We may deduct state premium taxes, which currently range from 0% to 3.50%, when you make your purchase payment(s), if you surrender the policy or withdraw its value, if we pay out death benefit proceeds, or if you begin to receive regular annuity payments. We only charge you premium taxes in those states that require us to pay premium taxes.
If you make a withdrawal or surrender your policy completely, we will deduct a withdrawal charge for purchase payments withdrawn within seven years after we receive a purchase payment. This charge is 8% of amount withdrawn if the withdrawal occurs within 12 months or less of our receipt of the purchase payment, and then declines gradually to 7% - 13 through 24 months; 6% - 25 through 36 months; 5% - 37 through 48 months; 4% - 49 through 60 months; 3% - 61 through 72 months; 2% - 73 through 84 months; and no withdrawal charge-85 months or more. In addition, we will deduct a charge for special services, such as overnight delivery.
When we calculate withdrawal charges, we treat withdrawals as coming first from the oldest purchase payment, then the next oldest and so forth. For the first withdrawal you make in any policy year, we will waive that portion of the withdrawal charge that is based on the first 10% of your policy's annuity value at the time of the withdrawal. Amounts of the first withdrawal in excess of the first 10% of your policy's annuity value and all subsequent withdrawals you make during the policy year will be subject to a withdrawal charge. We will deduct the surrender withdrawal charge if you surrender your policy completely. The 10% “waiver” does not apply to a complete surrender. We waive this charge under certain circumstances. See EXPENSES - Withdrawal Charge for how we calculate withdrawal charges and waivers.
The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolios. The lowest and highest fund expenses for the previous calendar year are found in the ANNUITY POLICY FEE TABLE section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.
See OTHER INFORMATION - Distribution of the Policies for information concerning compensation we pay our agents for the sale of the policies.
ACCESS TO YOUR MONEY
You can take some or all of your money out at any time during the accumulation period. However, you may not take a withdrawal if it reduces the cash value below $5,000. No withdrawal may be made from the fixed account without prior consent from us. Access to amounts held in qualified policies may be restricted or prohibited by law or regulation or the terms of the plan. Other restrictions and withdrawal charges may apply. You may also have to pay federal income tax and a penalty tax on any money you take out.
withdrawals will reduce your cash value. Depending on its amount and timing, a withdrawal may considerably reduce or eliminate some of the benefits and guarantees provided by your policy. For example, withdrawals may reduce the death benefit by more than the amount withdrawn.
You should carefully consider whether a withdrawal under a particular circumstance will have a negative impact to your benefits or guarantees. The impact of withdrawals (generally) on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.
ANNUITY PAYMENTS (THE INCOME PHASE)
The policy allows you to receive income after the maturity date under one of several annuity payment options. You may choose from fixed payment options or variable payment options. If you select a variable payment option, the dollar amount of the payments you receive may go up or down depending on the investment results of the portfolios you invest in at that time. Generally, you cannot annuitize before your policy’s fifth anniversary.
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DEATH BENEFIT
If you are both an owner and the annuitant and you die before the maturity date, your beneficiary will receive the death benefit proceeds. If your surviving spouse, if eligible, continues (if a joint owner) or elects to continue (if sole beneficiary) the policy, the surviving spouse becomes sole owner and annuitant. We will increase the annuity value as of the death report day to equal the death benefit proceeds (described below) on the death report day and revise the way we calculate the death benefit so that it is based on the age of the surviving spouse. Death benefit provisions may vary by state.
If you are named only as an owner, and you die before the annuitant and before the maturity date, and if your surviving spouse is the joint owner or sole beneficiary, then the policy continues. However, the annuity value is not increased to equal the death benefit proceeds.
If you name different persons as owner and annuitant, you can affect whether the death benefit proceeds are payable and who will receive them. Use care when naming owners, annuitants and beneficiaries, and consult your agent if you have questions.
Payments upon death are subject to certain distribution requirements under the Code. See the SAI for more details.
If the annuitant who is an owner dies before the maturity date and if a death benefit is payable, the death benefit proceeds will be the greatest of:
•	the annuity value of your policy on the death report day;
•	the total purchase payments you make to the policy, reduced by any withdrawals;
•	if the annuitant dies on or after the seventh policy anniversary but before the annuitant’s 80th birthday, the annuity value of your policy on the seventh policy anniversary, reduced by any withdrawals after the seventh policy anniversary; or
•	the highest annuity value of your policy on any policy anniversary between your policy date (as shown on your policy schedule page) and the earlier of:
(a)	the annuitant’s date of death; or
(b)	the policy anniversary nearest the annuitant’s 80th birthday. This benefit terminates at age 80.
The highest annuity value will be increased by purchase payments made, and decreased by adjusted withdrawals taken, since the policy anniversary with the highest annuity value.
The death benefit payable, if any, on or after the maturity date depends on the annuity payment option selected. See ANNUITY PAYMENTS (THE INCOME PHASE) - Fixed Annuity Payment Options and Variable Annuity Payment Options for a description of the annuity payment options. Not all payment options provide for the payment of a death benefit.
TAX Information
The policy's earnings are generally not taxed until you take them out. For federal tax purposes, if you take money out of a nonqualified policy during the accumulation period, earnings come out first and are taxed as ordinary income. The annuity payments you receive during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income until the “investment in the policy” has been fully recovered. Different tax consequences may apply for a policy used in connection with a qualified policy. If you are younger than 59½ when you take money out of a policy, you may be charged a 10% federal penalty tax on the amount you must report as taxable income.
Death benefits are taxable and generally are included in the income of the recipient as follows: if received under an annuity payment option, death benefits are taxed in the same manner as annuity payouts; if not received under an annuity option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a withdrawal or complete surrender.
OTHER INFORMATION
Right to Cancel Period. You may return your policy for a refund within 10 days after you receive it or whatever longer time may be required by state law. In most states, the amount of the refund will be the total purchase payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original purchase payment(s) or surrender value, whichever is greater. We determine the value of the refund as of the date we receive your written notice of cancellation and the returned policy at our Administrative Office in good order. We will pay the refund within 7 days after we receive your original signature written notice of cancellation and the returned policy. A faxed version or a copy of the written notice of cancellation will not be sufficient for us to pay a refund. The policy will then be deemed void.
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Who should purchase the Policy? We have designed this policy for people seeking long-term tax deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this policy if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in. If you are purchasing the policy through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the policy (including annuity income benefits) before purchasing the policy, because the tax-favored arrangement itself provides tax-sheltered growth.
Additional Features This policy has additional features that might interest you. These include the following:
•	Reduced Minimum Initial Purchase Payment (for nonqualified policies): You may make a minimum initial purchase payment of $1,000, rather than $5,000, if you indicate on your application that you anticipate making minimum monthly payments of at least $100 by electronic funds transfer.
•	Systematic Withdrawals: You can arrange to have money automatically sent to you while your policy is in the accumulation period. You may take systematic withdrawals, up to the amount permitted under the terms of your policy, monthly, quarterly, semi-annually or annually without paying withdrawal charges. Amounts you receive may be included in your gross income and, in certain circumstances, may be subject to penalty taxes.
•	Dollar Cost Averaging: You can arrange to have a certain amount of money automatically transferred monthly from one or any combination of the fixed account, the TA Aegon Government Money Market subaccount or TA JPMorgan Core Bond subaccount into your choice of subaccounts. Dollar cost averaging does not guarantee a profit and does not protect against a loss if market prices decline.
•	Asset Rebalancing: We will, upon your request, automatically transfer amounts periodically among the subaccounts on a regular basis to maintain a desired allocation of the annuity value among the various subaccounts.
•	Telephone, Fax and Internet Transactions: You may make transfers, and/or change the allocation of additional purchase payments by telephone or fax. You may also make transfers and change purchase payment allocations involving subaccounts through our website – www.premier.transamerica.com. Internet transactions are not available for transfers and changes in purchase payment allocation involving the fixed account. Transfer orders made in writing, by telephone, by facsimile, or via the Internet must be received before the close of our business day, which is the same as when the NYSE closes, usually 4:00 p.m. Eastern Time. Transfer orders received in good order at our Administrative Office before the NYSE closes are priced using the subaccount accumulation unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time). If we receive a transfer order at our Administrative Office after the NYSE closes for normal trading, we will process the order using the subaccount accumulation unit value determined at the close of the next regular business session of the NYSE.
•	Nursing Care Facility Waiver: If you are confined to a nursing care facility, you may take withdrawals or surrender your policy completely without paying the withdrawal charge, under certain circumstances.
•	Policy Loans (for certain qualified policies): If you own a qualified policy, you may be eligible to take out policy loans during the accumulation period, subject to certain restrictions. Penalties may apply if you fail to comply with required restrictions. See ACCESS TO YOUR MONEY - Policy Loans for Certain Qualified Policies for details.
•	Guaranteed Minimum Death Benefit Features:
•	Additional Benefits with Spousal Continuation: If an owner who is the annuitant dies before the maturity date, and if the surviving spouse of the deceased owner continues (if a joint owner) or elects to continue (if a sole beneficiary) the policy, the surviving spouse becomes sole owner and annuitant. We will increase the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We will pay a death benefit on the death of the surviving spouse and revise the way we calculate the death benefit so that it is based on the age of the surviving spouse..
•	Additional Death Benefit on Beneficiary's Death: If an owner who is the annuitant dies before the maturity date, and the deceased owner's spouse is not named as a joint owner or as the sole beneficiary who elects to continue the policy, then each beneficiary can elect to keep the policy in the accumulation period (with some restrictions) and to receive his or her portion of the death benefit proceeds over a period not to exceed that beneficiary's life expectancy (the “distribution period”). We will pay a death benefit under the policy if the beneficiary dies during the distribution period and permit such beneficiary to name a new beneficiary. We will revise the way we calculate the death benefit so that it is based on the age of such beneficiary.
•	Multiple Beneficiaries: If an owner who is an annuitant dies before the maturity date, and the deceased owner has named multiple beneficiaries, each beneficiary may choose individually how he or she wants to receive his/her portion of the death benefit proceeds.
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These features are not available in all states, may vary by state and may not be suitable for certain qualified policies or in your particular situation. Subject to compliance with applicable law, we may at any time discontinue offering any optional rider or feature described in this prospectus.
Certain states place restrictions on access to the fixed account, on the death benefit calculation, on the annuity payment options and on other features of the policy. Consult your agent and the policy for details.
Scheduled Financial Transaction Processing. We process scheduled financial transactions based on the accumulation unit values determined at the end of the business day on which we schedule the transaction. Examples of scheduled financial transactions include systematic withdrawals, dollar cost averaging and asset rebalancing.
A business day is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE. If a day on which a scheduled financial transaction would ordinarily occur falls on a day the NYSE is closed, we will process the transaction the next day that the NYSE is open.
Other policies. We offer other variable annuity policies which also invest in the same portfolios of the funds. These policies may have different charges that could affect subaccount performance and may offer different benefits more suitable to your needs. To obtain more information about these policies, contact your agent, or call us at (800)-851-9777 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time).
State Variations. Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights and issue age limitations. Please note that this prospectus describes the material rights and obligations of a policy owner, and the maximum fees and charges for all policy features and benefits are set forth in the fee table of this prospectus.
Financial Information. We have included in “Appendix B” a financial history of the accumulation unit values for the subaccounts available through this policy.
INQUIRIES
If you need more information or want to make a transaction, please contact us at:
Transamerica Premier Life Insurance Company
Administrative Office
Attention: Customer Care Group
4333 Edgewood Road NE
Cedar Rapids, IA 52499
(800) 851-9777
(Monday-Friday 8:30 a.m. - 7 p.m. Eastern Time)
Please send all purchase payments, loan repayments, correspondence and notices to the Administrative Office.
You may check your policy at www.premier.transamerica.com. Follow the logon procedures. We cannot guarantee that you will be able to access this site.
You should protect your logon information, because on-line (or telephone) options may be available and could be made by anyone who knows your logon information. We may not be able to verify that the person providing instructions using your logon information is you or someone authorized by you.
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Annuity Policy FEE TABLE(1)
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and charges that you will pay at the time that you buy the policy, take a loan from the policy, withdraw or fully surrender the policy, transfer annuity value between subaccounts and/or the fixed account or request special services. State Premium Taxes may also apply.
Owner Transaction Expenses:
Sales Load On Purchase Payments	None
Maximum Withdrawal Charge (as a % of purchase payments)(2)(3)(4)	8%
Transfer Charge(5)	$25 after 12 per year
Loan Processing Fee(6)	$30 per loan
Change in Purchase Payment Allocation Fee(7)	$25 after 1 per policy quarter
Special Service Fee	$0-$25
The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses. This table also includes the charges you would pay if you added optional riders to your policy.
Annual Policy Charge(3)(8)	$35 per policy yearly
Separate Account Annual Expenses (as a % of average separate account value during the accumulation period)(9)
Mortality and Expense Risk Fee	1.40%
Administrative Charge	None
Total Separate Account Annual Expenses	1.40%
Optional Rider Fees (No Longer Available):
Guaranteed Minimum Income Benefit Rider(10)
Current	0.35%
Maximum	0.50%
Additional Earnings Rider(11)	0.35%
The next table shows the lowest and highest total operating expenses charged by the underlying fund portfolios for the fiscal year ended December 31, 2018. Expenses of the underlying fund portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.
Total Annual Portfolio Operating Expenses(12)(13)	Lowest	Highest
Expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses	0.51%	4.53%
Example(14)
The following Example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. The Example shows the maximum costs of investing in the policy, including policy owner transaction expenses, the annual policy charge, separate account charges and highest Annual Portfolio Operating Expenses.
The Example assumes that you invest $10,000 in the policy for the time periods indicated. The Example also assumes that your policy has a 5% return each year.
Example (14)	1 Year	3 Years	5 Years	10 Years
If you surrender the policy at the end of the applicable time period.	$1,449	$2,527	$3,579	$6,165
If you annuitize* or remain invested in the policy at the end of the applicable time period.	$ 649	$1,927	$3,179	$6,165
*You cannot annuitize your policy before your policy’s fifth anniversary.
Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Example. Similarly, your rate of return may be more or less than the 5% assumed in the Example.
For information concerning compensation paid for the sale of the policies, see OTHER INFORMATION – Distribution of the Policies.
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Notes to Fee Table and Expense Table
(1)The Fee Table applies only to the accumulation period. During the income phase, the fees may be different than those described in the fee table. See EXPENSES.
(2)The withdrawal charge decreases based on the number of months since each purchase payment was made, from 8% in the year in which the purchase payment was made to 0% in the 85th month after the purchase payment was made. To calculate withdrawal charges, the first purchase payment made is considered to come out first. This charge is waived under certain circumstances.
(3)We may reduce or waive the withdrawal charge and the annual policy charge for policies sold to groups of employees with the same employer, including our directors, officers and full-time employees, or other groups where sales to the group reduce our administrative expenses.
(4)We may deduct a charge for special services, including overnight delivery, duplicate policies, non-sufficient checks on new business, duplicate 1099 and 5498 tax forms, duplicate disclosure documents and semi-annual reports, check copies, printing and mailing previously submitted forms and asset verification requests from mortgage companies. In addition we may consider as special services customer initiated changes, modifications and transactions which are submitted in such a manner as to require the Company to incur additional processing costs.
(5)There is no charge for transfers from the fixed account, however they will be counted toward the 12 free transfers allowed per policy year. We do not currently charge for transfers, although we reserve the right to do so in the future.
(6)Loans are available only for certain qualified policies. The loan processing fee is not applicable in all states.
(7)If, in any policy quarter during the accumulation period, you change the way that you allocate your purchase payments more than once, we reserve the right to impose a $25 charge for the second and each additional change in allocation that you make during that policy quarter. If we impose this charge in the future, we will deduct the charge from the subaccounts on a pro rata basis.
(8)We currently waive this charge if either the annuity value, or the total purchase payments, minus all withdrawals, equals or exceeds $50,000 on the policy anniversary for which the charge is payable. However, we will deduct this charge from your annuity value if you surrender your policy completely.
(9)This charge applies to each subaccount. It does not apply to the fixed account. This charge applies during the accumulation period; it also applies during the income phase if you elect variable annuity income payments. We intend to reduce this charge to 1.25% after the first seven policy years, but we do not guarantee that we will do so. If we reduce this charge during the accumulation period, we will restore it to 1.40% in the income phase.
(10)This rider is no longer available. The annual rider charge is a percentage of the minimum annuitization value. If you choose to upgrade the rider, the charge for the rider after the upgrade is currently 0.35%, but, we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.35%) may be higher if you upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50%). We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. If the annuity value on any rider anniversary exceeds the rider charge threshold (guaranteed 2.0) times the minimum annuitization value, we will waive the rider charge otherwise payable on that rider anniversary. If you later choose to annuitize under a variable annuity payment option of this rider, we will impose a guaranteed minimum payment fee equal to an annual rate of 1.10% of the daily net asset values in the subaccounts. This charge is assessed in addition to the mortality and expense risk charge of 1.40% annually that is set on the date you annuitize under the rider. We may change the guaranteed minimum payment fee in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.10%. See “Appendix C.”
(11)This rider is no longer available. The annual rider charge is a percentage of your policy’s annuity value. The charge will not increase once the rider has been issued. We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. We do not assess this charge during the income phase. See “Appendix D.”
(12)The portfolio expenses used to prepare this table were provided to us by the fund(s) their investment advisers or managers. We cannot independently verify the accuracy or completeness of such information. The expenses shown are those incurred for the year ended December 31, 2018. Current or future expenses may be greater or less than those shown. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the ANNUITY POLICY FEE TABLE.
(13)The table showing the range of expenses for the portfolios takes into account the expenses of several asset allocation portfolios that are “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other portfolios of the TST fund. Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, we took into account the information received from the TST on the
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combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests, assuming a constant allocation by each “fund of funds” of its assets among the portfolios identical to its actual allocation at December 31, 2018.
(14)The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). The annual policy charge of $35 is reflected as an annual charge that is determined by dividing the total annual policy charges collected during the previous calendar year by the total average net assets attributable to the policy during that year. Different fees and expenses not reflected in the Example may be assessed after you annuitize under a variable annuity payout option.
10

THE ANNUITY POLICY
This prospectus describes the WRL Freedom Wealth Creator® policy offered by the Company.
An annuity is a policy between you, the owner, and an insurance company (in this case the Company), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin on a designated date, referred to as the maturity date. See ANNUITY PAYMENTS (THE INCOME PHASE). Until the maturity date, your annuity is in the accumulation period and the earnings (if any) are tax deferred. Tax deferral means you generally are not taxed until you take money out of your annuity. After the maturity date, your annuity switches to the income phase.
The policy is a flexible premium deferred variable annuity. You can use the policy to accumulate funds for retirement or other long-term financial planning purposes.
The policy is a “flexible premium” annuity because after you purchase it, you can generally make additional purchase payments of $50 or more until the maturity date. You are not required to make any additional purchase payments.
The policy is a “variable” annuity because the value of your policy can go up or down based on the performance of your investment choices. If you select the variable investment portion of the policy, the amount of money you are able to accumulate in your policy during the accumulation period depends upon the performance of your investment choices. If you elect to receive variable annuity payments during the income phase of your policy, the amount of your annuity payments will also depend upon the performance of your investment choices for the income phase.
The policy also contains a fixed account. The fixed account offers an interest rate that is guaranteed by the Company to equal at least 4% per year. There may be different interest rates for each payment or transfer you direct to the fixed account which are equal to or greater than the guaranteed rate. The interest rates we set will be credited for periods of at least one year measured from each payment or transfer date.
The fixed account is not available in all states. If your policy was issued in Washington, Oregon, New Jersey or Massachusetts, you may not direct or transfer any money to the fixed account.
Do not purchase this policy if you plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this policy, you represent and warrant that you are not using the policy, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.
PURCHASE
Policy Issue Requirements
We will not issue a policy unless:
•	we receive the information we need to issue the policy at our Administrative Office in good order;
•	we receive a minimum initial purchase payment (except for the 403(b) policies); and
•	you (annuitant and any joint owner) are age 85 or younger.
We may reject any application or purchase payments for any reason permitted by law.
Purchase Payments
You should make checks or drafts for purchase payments payable only to Transamerica Premier Life Insurance Company and send them to our Administrative Office. Your check or draft must be honored in order for us to pay any associated annuity payments and benefits due under the policy.
We do not accept cash. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Premier Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from a rollover or transfer from other financial institutions. Any third party checks not accepted by us will be returned.
We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.
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Initial Purchase Requirements
The initial purchase payment for nonqualified policies must be at least $5,000. However, you may make a minimum initial purchase payment of $1,000, rather than $5,000, if you indicate on your application that you anticipate making minimum monthly payments of at least $100 by electronic funds transfer. For traditional or Roth IRAs, the minimum initial purchase payment is $1,000 and for qualified policies other than traditional or Roth IRAs, the minimum initial purchase payment is $50.
We will credit your initial purchase payment to your policy within two business days after the day we receive it and your complete policy information in good order. If we are unable to credit your initial purchase payment, we (or your agent) will contact you within five business days and explain why. We will also return your initial purchase payment at that time unless you tell us (or your agent) to keep it and to credit it as soon as we receive all necessary application information.
The date on which we credit your initial purchase payment to your policy is generally the policy date. The policy date is used to determine policy years, policy months and policy anniversaries.
Although we do not anticipate delays in processing your application, we may experience delays if agents fail to forward applications and purchase payments to our Administrative Office in a timely manner. Any delays will affect when your policy can be issued and when your purchase payment is allocated among the investment choices.
If you wish to make purchase payments by bank wire, please contact our Administrative Office at (800)-851- 9777 (Monday–Friday 8:30 a.m.–7:00 p.m. Eastern Time).
We may reject any application or purchase payment for any reason permitted by law.
Additional Purchase Payments
You are not required to make any additional purchase payments. However, you can generally make additional purchase payments as often as you like during the lifetime of the annuitant and prior to the maturity date. We will accept purchase payments by bank wire or by check. Additional purchase payments must be at least $50 ($100 monthly in the case of nonqualified policies with a $1,000 initial purchase payment and $1,000 if by wire). We reserve the right to refuse any additional purchase payments in excess of these limits, and if you do not obtain prior approval for purchase payments in excess of the dollar amounts listed above, the business will be deemed not in good order. We will credit any additional purchase payments you make to your policy at the accumulation unit value computed at the end of the business day on which we receive them in good order at our Administrative Office. Our business day closes when the NYSE closes, usually at 4:00 p.m. Eastern Time. If we receive your purchase payments after the close of our business day, we will calculate and credit them as of the close of the next business day. Additional purchase payments received in good order on non-business days or after our close of business on business days will receive next-day pricing. See OTHER INFORMATION- Sending forms and Transaction Requests in Good Order.
Maximum Total Purchase Payments
We reserve the right to require prior approval of any cumulative purchase payments over $1,000,000 (this includes subsequent purchase payments) for all policies with the same owner or same annuitant issued by us or an affiliate. If you do not obtain prior approval for purchase payments in excess of the dollar amounts listed above, the business will be deemed not in good order.
Allocation of Purchase Payments
On the policy date, we will allocate your purchase payment to the investment choices you selected on your application. Your allocation must be in whole percentages and must total 100%. We will allocate additional purchase payments as selected on your application, unless you request a different allocation.
If you allocate purchase payments to the Dollar Cost Averaging program, then you must give us instructions regarding the subaccount(s) to which transfers are to be made or we cannot accept your purchase payment.
You may change allocations for future additional purchase payments by writing or by telephoning the Administrative Office or by visiting our website – www.premier.transamerica.com, subject to the limitations described under ADDITIONAL FEATURES - Telephone, Fax and Internet Transactions. The allocation change will apply to purchase payments received on or after the date we receive the change request at our Administrative Office in good order. We reserve the right to impose a $25 charge each time you change your allocation of purchase payments among the subaccounts and the fixed account more than once each policy quarter.
You should review periodically how your purchase payments are divided among the subaccounts because market conditions and your overall financial objectives may change.
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Right to Cancel Period
You may return your policy for a refund within 10 days after you receive it (or longer if required by state law). In most states, the amount of the refund will be the total purchase payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original purchase payment(s) or surrender value, whichever is greater. We determine the value of the refund as of the date we receive (in good order at our Administrative Office) your written notice of cancellation and the returned policy at our Administrative Office. We will pay the refund within 7 days after we receive (in good order at our Administrative Office) your written notice of cancellation and the returned policy. The policy will then be deemed void.
Annuity Value
You should expect your annuity value to change from valuation period to valuation period to reflect the investment performance of the portfolios, the interest credited to your value in the fixed account, and the fees and charges we deduct. A valuation period begins at the close of regular trading on each business day and ends at the close of regular trading on the next valuation date. A valuation date is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE.
Accumulation Units
We measure the value of your policy during the accumulation period by using a measurement called an accumulation unit. During the income phase, we use a measurement called an annuity unit. When you direct money into a subaccount, we credit your policy with accumulation units for that subaccount. We determine how many accumulation units to credit by dividing the dollar amount you direct to the subaccount by the subaccount's accumulation unit value as of the end of that valuation date. If you withdraw or transfer out of a subaccount, or if we assess a transfer charge, annual policy charge, or any withdrawal charge, we subtract accumulation units from the subaccounts using the same method.
Each subaccount's accumulation unit value was set at $10 when the subaccount started. We recalculate the accumulation unit value for each subaccount at the close of each valuation date. The new accumulation unit value reflects the investment performance and the fees and expenses of the underlying fund portfolio, and the daily deduction of the mortality and expense risk charge and administrative charge. For a detailed discussion of how we determine accumulation unit values, see the SAI.
INVESTMENT CHoices
The Separate Account
The WRL Freedom Wealth Creator® variable annuity offers you a means of investing in various underlying fund portfolios offered by different investment companies (by investing in the corresponding subaccounts). The companies that provide investment advice and administrative services for the underlying fund portfolios offered through this policy are listed in the “Appendix A – Underlying Fund Portfolios Associated with the Subaccounts.”
The general public may not purchase shares of any of these portfolios. Their investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser or sub-adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios and mutual funds will be comparable to those portfolios offered by this prospectus.
There is no assurance that a portfolio will achieve its stated objective(s). For example, during extended periods of low interest rates, the yield of a money market subaccount may become extremely low and possibly negative. More detailed information may be found in the underlying fund prospectuses. You should read the underlying fund prospectuses carefully before you invest.
Please contact our Administrative Office at (800)-851-9777 (Monday — Friday 8:30 a.m. — 7:00 p.m. Eastern Time) or visit our website www.premier.transamerica.com to obtain an additional copy of the fund prospectuses containing more complete information concerning the funds and portfolios.
Note: If you received a summary prospectus for any of the portfolios listed in “Appendix A - Portfolios Associated with the Subaccounts,” please follow the instructions on the first page of the summary prospectus to obtain a copy of the full underlying fund prospectus or its statement of additional information.
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Selection of Underlying Fund Portfolios
The underlying fund portfolios offered through this variable annuity are selected by us, and we may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying fund portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see EXPENSES - Revenue We Receive. We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) underlying fund portfolios at least in part because they are managed by one of our affiliates, Transamerica Asset Management, Inc. (“TAM”).
We have developed this variable annuity product in cooperation with one or more distributors, and have included certain underlying fund portfolios based on their recommendations, their selection criteria may differ from our selection criteria.
You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered.
In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the underlying fund portfolios that are available to you, including each underlying fund portfolio's prospectus, statement of additional information and annual and semi-annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or underlying fund portfolio. After you select underlying fund portfolios for your initial purchase payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
You bear the risk of any decline in the cash value of your policy resulting from the performance of the underlying fund portfolios you have chosen.
We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.
We do not guarantee that each portfolio will always be available for investment through the policy. We reserve the right, subject to compliance with applicable laws, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes to allocations of new premiums by existing owners or new policy owners at any time, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios or portfolio classes may have different fees and expenses and their availability may be limited to certain classes of purchasers. We reserve the right to limit the number of subaccounts you are invested in at any one time.
Addition, Deletion, or Substitution of Investment Options
We cannot and do not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. We reserve the right, subject to compliance with applicable law, to add, remove or combine subaccounts, and substitute the shares that are held by the separate account for shares of another portfolio, at our discretion. We reserve the right to eliminate the shares of any portfolios of a fund and to substitute shares of other underlying fund portfolios (or of other open-end registered investment companies). We will not, however, substitute shares attributable to an owner’s interest in a subaccount without notice to, and prior regulatory approval of to the extent required by applicable law.
We also reserve the right to establish additional subaccounts, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with a specified investment objective.
New subaccounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by us. Each additional subaccount will purchase shares in an underlying fund portfolio or other investment vehicle. We may also close one or more subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is closed, we will notify you and request a reallocation of the amounts invested in the closed subaccount. If we do not receive new instructions, the requested transaction (including dollar cost averaging transactions or asset rebalance programs transactions) will be cancelled. Any purchase payment will be considered not in good order. The value of the closed subaccount will continue to fluctuate due to portfolio performance, and may exceed the original rebalance percentages you requested. As you consider your overall investment strategy within your annuity, you should also consider whether or not to re-allocate the value remaining in the closed subaccount to another investment choice. If you decide to re-allocate the value of the closed subaccount, you will need to provide us with instructions to achieve your goal. Under certain situations involving annuitizations (e.g., policy reached maximum maturity date) if an investment
14

choice is closed to new investment, the amount that would have been allocated thereto will instead be used to purchase annuity units pro-rata in the other investment choices you have purchased accumulation units in and which are open to new investment. Moreover, in certain situations involving death benefit adjustments for continued policies, if an investment choice is closed to new investment, the amount that would have been allocated thereto will instead be allocated pro-rata to the other current investment choices you have allocated to and which are open to new investments.
In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (1) operated as a management company under the 1940 Act, or any other form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required or (3) combined with one or more other separate accounts. To the extent permitted by applicable law, we also may (1) transfer the assets of the separate account associated with the policies to another account or accounts, (2) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (3) create new separate accounts, (4) add new subaccounts to or remove existing subaccounts from the separate account, or combine subaccounts or (5) add new underlying fund portfolios, or substitute a new underlying fund portfolio for an existing underlying fund portfolio.
In addition, a subaccount could become no longer available due to the liquidation of its corresponding underlying fund portfolio. To the extent permitted by applicable law, upon advance notice to you and unless you otherwise instruct us, we will:
1)	Re-allocate any policy value in the liquidated fund to the money market subaccount or a subaccount investing in another underlying fund portfolio designated by us; and
2)	Allocate any subsequent Purchase Payments and/or transfers (including Dollar Cost Averaging transactions or asset rebalance programs transactions) to the other subaccounts you have selected
The Fixed Account
Purchase payments allocated and amounts transferred to the fixed account become part of our general account. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus which relates to the fixed account.
We guarantee that the interest credited to the fixed account will not be less than 3% per year. We have no formula for determining fixed account interest rates. We establish the interest rate, at our sole discretion, for each purchase payment or transfer into the fixed account. Rates are guaranteed for at least one year, but will never be less than 3% per year.
Any money you allocate or transfer to the fixed account will be placed with our other general assets. All assets in our general account are subject to the general liabilities of our business operations. The amount of money you are able to accumulate in the fixed account during the accumulation period depends upon the total interest credited. The amount of annuity payments you receive during the income phase under a fixed annuity option will remain level for the entire income phase.
When you request a transfer, or if we consent to a withdrawal from the fixed account, we will account for it on a first-in, first-out (“FIFO”) basis, for purposes of crediting your interest. This means that we will take the deduction from the oldest money you have put in the fixed account. You may transfer money from the fixed account to the subaccounts once during each policy year, subject to certain restrictions. You may not transfer money between the fixed account and the subaccounts during the income phase. You may not make withdrawals from the fixed account unless we consent.
Transfers
During the accumulation period, you or your agent/registered representative of record may make transfers from any subaccount. However, if you elect the asset rebalancing program, you may not make any transfers if you want to continue in the program. A transfer would automatically cancel your participation in the asset rebalancing program.
Currently, we allow you to transfer up to 100% of the amount in the fixed account. However, we reserve the right to require that you comply with one or more of the following:
•	That you only make one transfer per policy year. This restriction does not apply if you have selected dollar cost averaging.
•	That you request transfers from the fixed account in writing;
•	That you only make transfers from the fixed account during the 30 days following each policy anniversary; and
•	That you limit the maximum amount you transfer from the fixed account to the greater of:
(1) 25% of the amount in the fixed account; or
(2) the amount you transferred from the fixed account in the immediately prior policy year.
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(Note: This restriction may prolong the period of time it takes to transfer the total annuity value allocated to the fixed account to other investment choices. You should carefully consider whether investment in the fixed account meets your needs and investment criteria.)
Before affecting any of these requirements, we will notify you in writing, and they will apply uniformly to all owners.
Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive written notice of your request for the transfer. Transfers from the fixed account are not available through our website.
During the income phase of your policy, you may transfer values from one subaccount to another. No transfers may be made to or from the fixed account during the income phase. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the variable annuity units in the subaccount from which the transfer is being made. We may limit subaccount transfers to once per policy year.
 The fixed account is not available in all states. If your policy was issued in Washington, Oregon, New Jersey or Massachusetts, you may not transfer any of their policy value to the fixed account.
Transfers may be made by telephone, fax or Internet, subject to limitations described under ADDITIONAL FEATURES – Telephone, Fax and Internet Transactions. We consider all transfers made in any one day to be a single transfer.
If you make more than 12 transfers from the subaccounts in any policy year, we may charge you $25 for each additional transfer you make during that year. There is no charge for transfers from the fixed account, however, they will be counted toward the 12 free transfers allowed per policy year. We do not currently charge for transfers, although we reserve the right to do so in the future.
Transfers to and from the subaccounts will be processed based on the accumulation unit values determined at the end of the business day on which we receive your written, telephoned, or faxed request, provided we receive your request in good order before the close of regular trading (usually 4:00 p.m. Eastern Time). If we receive your request after the close of our business on market day we will process the transfer request using next – day pricing.
Market Timing and Disruptive Trading
Statement of Policy. This variable annuity was not designed to accommodate market timing or frequent or large transfers among the subaccounts or between the subaccounts and the fixed account. (Both frequent and large transfers may be considered disruptive.)
Market timing and disruptive trading can adversely affect you, other owners, beneficiaries and underlying fund portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all owners invested in those subaccounts, not just those making the transfers.
We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.
Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.
Deterrence. If we determine you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.
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We reserve the right to reject any purchase payment or transfer request from any person without prior notice, if, in our judgment, (1) the purchase payment or transfer, or series of purchase payments or transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by owner or persons engaged in trading on behalf of owners.
In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.
Please note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.
In addition to our internal policies and procedures, we will administer your variable annuity to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.
Under our current policies and procedures, we do not:
•	impose redemption fees on transfers; or
•	expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or
•	provide a certain number of allowable transfers in a given period.
Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.
In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.
Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment choices available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.
Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment choices under the variable insurance product. In addition, we may not honor transfer requests if any variable investment choices that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.
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Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Owners should be aware that we do not monitor transfer requests from owners or persons acting on behalf of owners against, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.
Owners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual owners, and to restrict or prohibit further purchases or transfers by specific owners or persons acting on their behalf, identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.
Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures.
We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.
Third Party Investment Services
The Company or an affiliate may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ.
The Company does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with us for the sale of policies. We, therefore, takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties.
The Company does not currently charge you any additional fees for providing these support services. We reserve the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.
Note carefully:
•	We do not offer, and do not engage any third parties to offer, investment allocation services of any type for use with the policy.
•	We are not party to any agreement that you may have with any third parties that offer investment allocation services for use with your policy. We are not responsible for any recommendations such investment advisers make, any investment strategies they choose to follow, or any specific transfers they make on your behalf.
•	Any fee that is charged by third parties offering investment allocation services for use with your policy is in addition to the fees and expenses that apply under your policy.
•	If you make withdrawals from your policy value to pay advisory fees, then taxes may apply to any such withdrawals and tax penalties may be assessed on withdrawals made before you attain age 59½.
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EXPENSES
There are charges and expenses associated with your policy that reduce the return on your investment in the policy. Unless we indicate otherwise, the expenses described below apply only during the accumulation period. The charges we deduct are used to pay aggregate policy costs and expenses that we incur in providing the services and benefits under the policy and assuming the risks associated with the policy and riders. The charges may result in a profit to us.
Mortality and Expense Risk Fees
We charge a fee as compensation for bearing certain mortality and expense risks under the policy. Examples include a guarantee of annuity rates, the death benefits, certain policy expenses, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the policy. The mortality and expense risk charge is equal, on an annual basis, to 1.40% of the average daily net assets that you have invested in each subaccount.  We intend to reduce this charge to 1.25% (during the accumulation period) after the first seven policy years, although we do not guarantee that we will do so. This charge is deducted daily from the subaccounts during both the accumulation period. If you elect variable annuity income payments, we will continue to deduct this charge during the income phase.
If these charges do not cover our actual mortality and expense risk costs, we absorb the loss. Conversely, if these charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges. We may use any profits to cover distribution costs.
Change in Purchase Payment Allocation Fee
During the accumulation period, you may allocate a percentage of your purchase payments to one or more subaccounts, the fixed account, or a combination of both. If, in any policy quarter, you change the way you allocate your purchase payments more than once, we reserve the right to impose a $225 charge for the second and each additional change in allocation you make during that policy quarter. If in the future we impose this charge, we will deduct the charge from the subaccounts on a pro rata basis.
Premium Taxes
Some states assess premium taxes on the purchase payments you make. A premium tax is a regulatory tax that some states assess on the purchase payments made into a policy. If we should have to pay any premium tax, we may deduct the tax from each purchase payment or from the accumulation unit value as we incur the tax. We may deduct the total amount of premium taxes, if any, from the annuity value when:
•	you elect to begin receiving annuity payments;
•	you surrender the policy;
•	you request a partial withdrawal; or
•	a death benefit is paid.
Generally, premium taxes range from 0% to 3.50%, depending on the state.
Federal, State and Local Taxes
We may in the future deduct charges from the policy for any taxes we incur because of the policy. However, no deductions are being made at the present time.
Special Service Fees
We will deduct a charge for special services you request.
Transfer Charge
You are allowed to make 12 free transfers among the subaccounts per policy year. If you make more than 12 transfers per policy year, we reserve the right to charge $10 for each additional transfer. We deduct the charge from the amount transferred. Dollar cost averaging transfers and asset rebalancing transfers are considered transfers for this purpose. All transfer requests made on the same day are treated as a single request. There is no charge for transfers from the fixed account, however, they will be counted towards the 12 free allowed per policy year. We do not currently charge for transfers among subaccounts, although we reserve the right to do so in the future. We deduct the charge to compensate us for the cost of processing the transfer.
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Annual Policy Charge
We deduct an annual policy charge of $35 from your annuity value on each policy anniversary during the accumulation period and at surrender. We deduct this charge from the fixed account and each subaccount in proportion to the amount of annuity value in each account. We deduct the charge to cover our costs of administering the policy. We currently waive this charge if the total purchase payments, minus all withdrawals, equals or exceeds $50,000 on the policy anniversary for which the charge is payable.
Loan Processing Fee
If you take a policy loan, we will impose a $30 loan processing fee. We deduct this fee from the loan amount. This fee is not applicable in all states. This fee covers loan processing and other expenses associated with establishing and administering the loan reserve. Policy loans are available only under certain types of qualified policies.
Withdrawal Charge
During the accumulation period, except under certain qualified policies, you may withdraw part or all of the policy's annuity value. We impose a withdrawal charge to help us recover sales expenses, including broker/dealer compensation and printing, sales literature and advertising costs. We expect to profit from this charge. We deduct this charge from your annuity value at the time you request a withdrawal or complete surrender.
If you take a withdrawal or if you surrender your policy completely, we will deduct a withdrawal charge of up to 8% of purchase payments withdrawn within seven years after we receive a purchase payment. We calculate the withdrawal charge on the full amount we must withdraw from your annuity value in order to pay the withdrawal amount, including the withdrawal charge. To calculate withdrawal charges, we treat withdrawals as coming first from the oldest purchase payment, then the next oldest and so forth.
For the first withdrawal you make in any policy year, we waive that portion of the withdrawal charge that is based on the first 10% of your policy's annuity value at the time of the withdrawal. Amounts of the first withdrawal in excess of the first 10% of your policy's annuity value and all subsequent withdrawals you make during the policy year will be subject to a withdrawal charge.
We will deduct the full withdrawal charge if you surrender your policy completely; the 10% waiver will not apply to complete surrenders. We do not assess withdrawal charges when you annuitize or for systematic withdrawals, up to the amount permitted under the terms of your policy. We waive the withdrawal charge under certain circumstances (see below).
The following schedule shows the withdrawal charges that apply during the seven years following each purchase payment:
Number of Years From Receipt of Each Purchase Payment	Withdrawal Charge
0-1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
Over 7	0%
For example, assume your policy's annuity value is $100,000 at the end of the 13th month since your initial purchase payment and you withdraw $30,000 as your first withdrawal of the policy year. Because the $30,000 is more than 10% of your policy's annuity value ($10,000), you would pay a withdrawal charge of $1,505.37 on the remaining $20,000 (7% of $21,505.37, which is $20,000 plus the $1,505.37 withdrawal charge).
On a complete surrender, we deduct withdrawal charges on the amount of purchase payments paid that are subject to the withdrawal charge. For example, assume your initial purchase payment was $100,000, you have taken no withdrawals that policy year, your annuity value is $106,000 in the 13th month and you request a complete surrender. You would pay a withdrawal charge of $7,000 on the $100,000 purchase payment, (7% of $100,000). Likewise, if there was a market loss and you requested a complete surrender (annuity value is $80,000), you would pay a withdrawal charge of $7,000 (7% of $100,000).
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Keep in mind that withdrawals may be taxable, and if made before age 59½, may be subject to a 10% federal penalty tax. For tax purposes, withdrawals are considered to come from earnings first.
Systematic Withdrawal. During any policy year, you may make systematic withdrawals on a monthly, quarterly, semi-annual or annual basis without paying withdrawal charges. Systematic withdrawals must be at least $40. The amount of the systematic withdrawal may not exceed 10% of the annuity value at the time the withdrawal is made, divided by the number of withdrawals made per calendar year. We reserve the right to discontinue systematic withdrawals if any withdrawal would reduce your annuity value below $5,000.
You may elect to begin or discontinue systematic withdrawals at any time. However, we must receive written notice at least 30 days prior to the date systematic withdrawals are to be discontinued. (Additional limitations apply. See ACCESS TO YOUR MONEY - Systematic Withdrawals.)
Nursing Care Facility Waiver. If your policy contains a nursing care facility waiver, we will waive the withdrawal charge, provided:
•	you (or any joint owner) have been confined to a nursing care facility for 30 consecutive days or longer;
•	your confinement began after the policy date; and
•	you provide us with written evidence of your confinement within two months after your confinement ends.
We will waive the withdrawal charge under this waiver only for withdrawals and complete surrenders made during your confinement or within two months after your confinement ends.
There is no restriction on the maximum amount you may withdraw under this benefit.
The Nursing Care Facility Waiver may vary for certain policies and may not be available for all policies, in all states or at all times.
Portfolio Management Fees
The value of the assets in each subaccount is reduced by the management fees and expenses paid by the portfolios. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses reduce the value of your portfolio shares. A description of these fees and expenses is found in the underlying fund prospectuses.
Revenue We Receive
This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the underlying fund portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are described further below. While only certain of the types of payments described below may be made in connection with your particular policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your policy.
We (and/or our affiliates) may receive some or all of the following types of payments:
• Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the policies, indirectly receive 12b-1 fees from certain underlying fund portfolios available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us as an administrative expense. These fees range from 0.00% to 0.45% of the average daily assets of those underlying fund portfolios that are attributable to the policies and to certain other variable insurance products that we and our affiliates issue. These fees are paid from the underlying fund portfolios assets. Policy owners through their indirect investment in the underlying fund portfolios, bear the cost of 12b-1 fees (see the prospectuses for the underlying funds for more information).
• Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the underlying fund portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realized on the advisory fee deducted from underlying fund portfolio assets. Policy owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). However, amounts paid from an investment adviser’s or sub-adviser’s (or other service provider’s) revenues are not paid from the underlying portfolio’s assets. The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular underlying fund portfolios attributable to the policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.
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The following chart provides the maximum combined percentages of Support Fees and underlying fund portfolio fees (i.e. sub-transfer agent, Rule 12b-1, and Shareholder Services) that we anticipate will be paid to us on an annual basis.
Please Note: Some of the underlying funds listed in the chart below may not currently be available under your policy:
Incoming Payments to the Company and/or TCI
Fund	Maximum Fee % of assets
ACCESS ONE TRUST	0.50%
TRANSAMERICA SERIES TRUST (“TST”)	0.25%
PROFUNDS	0.50%
FIDELITY ® VARIABLE INSURANCE PRODUCTS FUND	0.395%
NOTES TO INCOMING PAYMENTS TABLE:
Maximum Fee % of Assets: Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the subaccounts available under this policy and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on funds that invest in subaccounts that are closed to new premium payments, depending on the terms of the agreements supporting those payments and on the services provided.
TST: Because TST is managed by TAM, an affiliate of ours, there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us and to provide administrative services to the policyholders who invest in subaccounts that invest in the TST underlying fund portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2018 we and TCI received approximately $10.8 Million in benefits from TAM pursuant to these arrangements. This includes the 0.25% amount in the above chart. We anticipate receiving comparable amounts in the future.
Fidelity® Variable Insurance Products Fund: We receive this percentage once $100 million in fund shares are held by the subaccounts of the Company and its affiliates.
Other Payments. We and our affiliates, including TCI and Transamerica Financial Advisors, Inc. (“TFA”), also directly or indirectly receives additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the underlying fund portfolios (or their affiliates) with regard to variable insurance products and/or mutual funds that are issued by us and our affiliates. These amounts may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying fund portfolio assets. Owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees. Certain advisers and sub-advisers of the underlying fund portfolios (or their affiliates):
•	may each directly or indirectly pay TCI conference sponsorship or marketing allowance payments that provides such advisers and sub-advisers with access to TCI's wholesalers at TCI's national and regional sales conferences as well as internal and external meetings and events that are attended by TCI's wholesalers and/or other TCI employees.
•	may pay TFA varying amounts to obtain access to TFA’s wholesaling and selling representatives;
•	may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the underlying fund portfolios and to assist with their promotional effort; and
•	may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the policy.
For the calendar year ended December 31, 2018, TCI and its affiliates received revenue sharing payments that totaled approximately $2,600,000. The firms that paid to participate in TCI sponsored events included but were not limited to the following: Aegon Asset Management • Aegon USA Investment Management • Alger •  Allianz Global Investors •  American Century Investment Management, Inc. • Alliance Bernstein• American Funds • Advent Capital Management, LLC • Barrow, Hanley, Mewhinney & Strauss • Belle Haven Investments • BlackRock Investment Management, LLC • BNY Mellon/Dreyfus •  CBRE Clarion Securities •  Charles Schwab & Co., Inc. • Columbia Threadneedle Investments • Dimensional Fund Advisors •  Deutsche Asset Management •  Federated Securities Corp. • Fidelity Investments • Franklin Templeton Services, LLC • Goldman Sachs Asset Management • Hartford Funds • Invesco •  Ivy Investments•  Janus Henderson Investors•  Jennison Associates LLC•  John Hancock Investments• JP Morgan Asset Management• Invesco • Legg Mason Global Asset Management•  Lord Abbett & Co.•  LSV Asset Management •  Manning & Napier Advisors•  MFS Investment Management•  Mesirow Financial •  Milliman Financial Risk Management LLC
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•  Morgan Stanley Investment Management Inc. • Morningstar Advisers • Natixis Global Asset Management • Neuberger Berman • New York Life/Mainstay Investments • Oppenheimer Funds, Inc. • Pacific Investment Management Company • PGIM Investments• Principal Global Investors • PineBridge Investments LLC •  Pinnacle Financial• Amundi Pioneer Investment Management, Inc. • Putnam Investments• Rockefeller & Co. • Schroder Investment Management • State Street Global Advisors• Systematic Financial Management • Thompson Siegel & Walmsley • T. Rowe Price Associates, Inc. • Torray, LLC• The Vanguard Group, Inc. • Virtus Investment Partners• Voya Investment Management • Wellington Management Company and Wells Fargo Asset Management .
Please note some of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.
Proceeds from certain of these payments by the underlying fund portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the underlying fund portfolios. We and our affiliates may profit from these payments.
For further details about the compensation payments we make in connection with the sale of the policies, see OTHER INFORMATION - Distribution of the Policies in this prospectus.
ACCESS TO YOUR MONEY
Withdrawals and Complete Surrenders
During the accumulation period, you can have access to the money in your policy by making either a withdrawal or complete surrender. If you want to surrender your policy completely, you will receive your cash value, which equals the annuity value of your policy minus:
•	any withdrawal charges;
•	any premium taxes;
•	any unpaid accrued interest;
•	any loans;
•	the annual policy charge;
•	any optional rider fees, if applicable; and
•	the GMIB fee, if applicable see “Appendix C.”
The cash value will be determined at the accumulation unit value next determined as of the end of the business day (usually 4:00 p.m. Eastern Time) on which we receive your request for withdrawal or complete surrender at our Administrative Office in good order, unless you specify a later date in your request.
Please note: All withdrawal requests must be submitted in good order to avoid a delay in processing your request.
No withdrawal is permitted if the withdrawal would reduce the cash value below $5,000. You may not make withdrawals from the fixed account unless we consent. Unless you tell us otherwise, we will take the withdrawal from each of the investment choices in proportion to the annuity value.
Remember that any withdrawal you take will reduce the annuity value and also may have a negative impact on certain benefits and guarantees of your policy. Under some circumstances, a withdrawal will reduce the death benefit by more than the dollar amount of the withdrawal. See DEATH BENEFIT, and the SAI for more details.
Income taxes, federal tax penalties and certain restrictions may apply to any partial withdrawals or any complete surrender you make.
We must receive at our Administrative Office in good order a properly completed withdrawal request by mail or fax. We will accept telephone requests for withdrawals as long as the withdrawal proceeds are being sent to the address of record. The maximum withdrawal amount you may request by telephone is under $50,000.
When we incur extraordinary expenses, such as wire transfers or overnight mail expenses, for expediting delivery of your withdrawal or complete surrender payment, we will deduct that charge from the payment. We charge $25 for a wire transfer and $20 for an overnight delivery.
If the policy's owner is not an individual, additional information may be required. If you own a qualified policy, the Code may require your spouse to consent to any withdrawal. Other restrictions will apply to Section 403(b) qualified policies and Texas Optional Retirement Program policies. For more information, call us at (800)-851-9777 (Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern Time).
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Delay of Payment and Transfer
Payment of any amount due from the separate account for a withdrawal, a complete surrender, a death benefit, loans or on the death of an owner of a nonqualified policy, will generally occur within seven days from the date we receive in good order all required information at our Administrative Office. We may be permitted to defer such payment from the separate account if:
•	the New York Stock Exchange is closed other than for usual weekends or holidays or trading on the NYSE is otherwise restricted; or
•	an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or
•	the SEC permits a delay for the protection of owners.
Transfers of amounts from the subaccounts also may be deferred under these circumstances. In addition, if, pursuant to SEC rules, the Transamerica Aegon Government Money Market VP portfolio (or any money market portfolio offered under this policy) suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, surrender, withdrawal, loan, or death benefit from the TA Aegon Government Money Market subaccount until the portfolio is liquidated.
Pursuant to the requirements of certain state laws, we reserve the right to defer payment of transfers, withdrawals, surrenders, death benefits and loan amounts from the fixed account for up to six months.
If mandated under applicable law or by regulation, we may be required to reject a purchase payment. We may be required to provide additional information about you or your account to governmental regulators. In addition, we may be required to block a policy owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, or death benefits until instructions are received from the appropriate regulators.
Systematic Withdrawals
During the accumulation period, you can elect to receive regular payments from your policy, up to the amount permitted under the terms of your policy, without paying withdrawal charges by using systematic withdrawals. Unless you specify otherwise, we will deduct systematic withdrawal amounts from each subaccount (and, if we consent, the fixed account) in proportion to the value each subaccount bears to the annuity value at the time of the withdrawal. You can partially withdraw up to 10% of your annuity value annually (or up to 10% of your initial purchase payment if a new policy), in equal monthly, quarterly, semi-annual or annual payments of at least $40. Your initial purchase payment, if a new policy, or your annuity value, if an existing policy, must equal at least $25,000. We will not process a systematic withdrawal if the annuity value for the entire policy would be reduced below $5,000. No systematic withdrawals are permitted from the fixed account without our prior consent.
There is no charge for taking systematic withdrawals. You may stop systematic withdrawals at any time. We reserve the right to discontinue offering systematic withdrawals 30 days after we send you written notice.
You can take systematic withdrawals during the accumulation period only. On the maturity date, you must annuitize the policy and systematic withdrawal payments must stop.
Income taxes, federal tax penalties and other restrictions may apply to any systematic withdrawal you receive.
Policy Loans for Certain Qualified Policies
You can take policy loans during the accumulation period after the right to cancel period has expired when the policy is used in connection with a tax-sheltered annuity plan under Section 403(b) of the Code (limit of one policy loan per policy year). If your policy was issued pursuant to a 403(b) plan, starting January 1, 2009, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. No additional loans will be allowed if there is a defaulted loan. There can be no more than two outstanding loans at any given time.
The maximum amount you may borrow against the policy is the lesser of:
•	50% of the annuity value; or
•	$50,000 reduced by the highest outstanding loan balance during the one-year period immediately prior to the loan date. However, if the annuity value is less than $20,000, the maximum you may borrow against the policy is the lesser of 80% of the annuity value or $10,000.
The minimum loan amount is $1,000 (unless otherwise required by state law). You are responsible for requesting and repaying loans that comply with applicable tax requirements, and other laws, such as the Employee Retirement Income Security Act of 1974 (“ERISA”). In addition, the Department of Labor has issued regulations governing loans taken by plan participants under retirement
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plans subject to ERISA. These regulations require, in part, that a loan from an ERISA-governed plan be made under an enforceable agreement, charge a reasonable rate of interest, be adequately secured, provide a reasonable repayment schedule, and be made available on a basis that does not discriminate in favor of employees who are officers or shareholders or who are highly compensated.
Failure to comply with these requirements may result in penalties under the Code and ERISA. You and your employer are responsible for determining whether your plan is subject to, and complies with, ERISA and the Department of Labor's regulations governing plan loans and the tax rules applicable to loans. Accordingly, you should consult a competent tax adviser before requesting a policy loan.
The loan amount will be withdrawn from your investment choices and transferred to the loan reserve. The loan reserve is part of the fixed account and is used as collateral for all policy loans. We reserve the right to postpone distributing the loan amount from the fixed account for up to six months, if required.
On each policy anniversary we will compare the amount of the policy loan to the amount in the loan reserve. If all policy loans and unpaid interest due on the loan exceed the amount in the loan reserve, we will withdraw the difference and transfer it to the loan reserve. If the amount of the loan reserve exceeds the amount of the outstanding policy loan, we will withdraw the difference from the loan reserve and transfer it in accordance with your current purchase payment allocation. We reserve the right to transfer the excess to the fixed account if the amount used to establish the loan reserve was transferred from the fixed account.
If all policy loans and unpaid interest due on the loan exceed the cash value, we will mail to your last known address and to any assignee of record a notice stating the amount due in order to reduce the loan amount so that the loan amount no longer exceeds the cash value. If the excess amount is not paid within 31 days after we mail the notice, the policy will terminate without value.
You can repay any policy loan in full (prior to loan default):
•	while the policy is in force; and
•	during the accumulation period.
Note Carefully: If you do not repay your policy loan, we will deduct an amount equal to the unpaid loan balance plus any unpaid accrued interest from:
•	the amount of any death benefit proceeds; or
•	the amount we pay upon a withdrawal or complete surrender; or
•	the amount we apply on the maturity date to provide annuity payments.
You must pay interest on the loan at the rate of 6% per year. You are responsible for determining whether this interest rate is reasonable under ERISA. We deduct interest in arrears. Amounts in the loan reserve will earn interest at a minimum guaranteed effective annual interest rate of 4%. Principal and interest must be repaid:
•	in substantially level quarterly payments over a 5-year period; or
•	over a 10, 15 or 20-year period, if the loan is used to buy your principal residence.
Please Note: Once established, you cannot change the due date or payment method. An extended repayment period cannot go beyond the year you turn 70 ½.
IF:
•	a repayment is not received within 31 days from the original due date;
THEN:
•	under federal tax law you will be treated as having a deemed distribution of all policy loans and unpaid accrued interest, and any applicable charges, including any withdrawal charge, will be assessed.
This distribution will be reported as taxable to the Internal Revenue Service, may be subject to income and penalty tax, and may cause the policy to not qualify under Section 403(b) of the Code.
You may fax your loan request to us at (866)-671-9215.
The loan date is the date we process the loan request. We impose a $30 fee to cover loan processing and expenses associated with establishing and administering the loan reserve (not applicable in all states). For your protection, we will require a signature guarantee for any loan request within 30 days of an address change. We reserve the right to limit the number of policy loans to one per policy year.
Policy loans may not be available in all states.
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Signature Guarantee
As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:
•	Any withdrawal over $250,000 unless it is a custodial owned annuity;
•	Any non-electronic disbursement request made on or within 15 days of a change to the address of record for a policy owner’s account;
•	Any electronic fund transfer instruction changes on or within 15 days of an address change;
•	Any withdrawal when we have been directed to send proceeds to a different personal address from the address of record for that contract owner's account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same owner in a “tax-free exchange”;
•	Any withdrawal when we do not have an originating or guaranteed signature on file unless it is a custodial owned annuity;
•	Any other transaction we require.
We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 851-9777.
You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee.
ANNUITY PAYMENTS (THE INCOME PHASE)
You can generally change the maturity date by giving us 30 days notice with the new date or age. Unless required by state law, the maturity date cannot be earlier than the end of the fifth policy year. The latest maturity date generally cannot be after the date specified in your policy unless a later date is agreed to by us.
Election of Annuity Payment Option. Before the maturity date, if the annuitant is alive, you may choose an annuity payment option or change your option. If you do not choose an annuity option by the maturity date, we will make payments under Option D (see below) as a Variable Life Income with 10 years of guaranteed payments subject to certain exceptions for qualified policies. You cannot change the annuity payment option after the maturity date.
If you choose a variable payment option, you must specify how you want the annuity proceeds divided among the subaccounts as of the maturity date. If you do not specify, we will allocate the annuity proceeds in the same proportion as the annuity value is allocated among the investment option available on the maturity date. Any portion of the annuity proceeds in the fixed account will not be used to purchase variable annuity units and will be allocated to a fixed payout. After the maturity date, you may make transfers among the subaccounts, but you may not make transfers from or to the fixed account; we may limit subaccount transfers to one per policy year.
As of the maturity date and so long as we agree, you may elect a different annuitant or add a joint annuitant who will be a joint payee under a joint and survivor life income payment option. If you do not choose an annuitant, we will consider you to be the annuitant.
Supplemental Policy. Once you annuitize and if you have selected a fixed annuity payment option, the policy will end and we will issue a supplemental policy to describe the terms of the option you selected. The supplemental policy will name who will receive the annuity payments and describe when the annuity payments will be made.
Your policy may not be “partially” annuitized, i.e., you may not apply a portion of your policy value to an annuity option while keeping the remainder of your policy in force.
Annuity Payment Options Under the Policy
The policy provides several annuity payment options that are described below. You may choose any annuity payment option available under your policy. You can choose to receive payments monthly, quarterly, semi-annually or annually.
We will use your “annuity proceeds” to provide these payments. The “annuity proceeds” is your annuity value on the maturity date, less any premium tax that may apply. If your annuity payment would be less than $100, then we will pay you the annuity proceeds in one lump sum.
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Fixed Annuity Income Payments. If you choose annuity payment Option A, B or C, the dollar amount of each annuity payment will be fixed on the maturity date and guaranteed by us. The payment amount will generally depend on the following:
•	the amount of the annuity proceeds on the maturity date;
•	the interest rate we credit on those amounts; and
•	the specific payment option you choose.
Variable Annuity Income Payments. If you choose variable annuity payment Option D or E, the dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. The dollar amount of each additional variable payment will vary based on the investment performance of the subaccount(s) you invest in and the policy's assumed investment return of 5%. The dollar amount of each variable payment after the first may increase, decrease or remain constant. If, after all charges are deducted, the actual investment performance exactly matches the policy's assumed investment return of 5% at all times, then the dollar amount of the next variable annuity payment would remain the same. If actual investment performance, after all charges are deducted, exceeds the assumed investment return, then the dollar amount of the variable annuity payments would increase. But, if actual investment performance, less charges, is lower than the 5% assumed investment return, then the dollar amount of the variable annuity payments would decrease. The portfolio in which you are invested must grow at a rate at least equal to the 5% assumed investment return (plus the mortality and expense risk charge of 1.40% annually) in order to avoid a decrease in the dollar amount of variable annuity payments. For more information on how variable annuity income payments are determined, see the SAI. If you elect a variable annuity payment option, we deduct a daily mortality and expense risk charge of 1.40% annually from your subaccount assets.
The annuity payment options are explained below. Some of the annuity payment options may not be available for all policies, all ages, or in all states. Options A, B, and C are fixed only. Options D and E are variable only.
Fixed Annuity Payment Options
Payment Option A – Fixed Installments. We will pay the annuity in equal payments over a fixed period of 5, 10, 15 or 20 years or any other fixed period acceptable to us.
If your policy is a qualified policy, payment option A may not satisfy minimum required distribution rules. Consult a tax adviser before electing that payment option.
Payment Option B – Life Income Fixed Payments.
•	No Period Certain: We will make level payments only during the annuitant's lifetime; or
•	10 Years Certain: We will make level payments for the longer of the annuitant's lifetime or 10 years; or
•	Guaranteed Return of Annuity Proceeds: We will make level payments for the longer of the annuitant's lifetime or until the total dollar amount of payments we made to you equals the annuity proceeds.
Payment Option C – Joint and Survivor Life Income: Fixed Payments. We will make level payments during the joint lifetime of the annuitant and a joint annuitant of your choice. Payments will be made as long as either person is living.
For more information on how the fixed annuity payments are determined, see the SAI.
Variable Annuity Payment Options
Payment Option D – Variable Life Income. The annuity proceeds are used to purchase variable annuity units in the subaccounts you select. You may choose between:
•	No Period Certain: We will make variable payments only during the annuitant's lifetime; or
•	10 Years Certain: We will make variable payments for the longer of the annuitant's lifetime or 10 years.
Payment Option E – Variable Joint and Survivor Life Income. We will make variable payments during the joint lifetime of the annuitant and a joint annuitant of your choice. Payments will be made as long as either person is living.
Other annuity payment options may be arranged by agreement with us. The death benefit payable after the maturity date will be affected by the annuity option you choose.
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NOTE CAREFULLY
IF:
•	you choose Life Income with No Period Certain or a Joint and Survivor Life Income (fixed or variable); and
•	the annuitant(s) dies for example, before the due date of the second annuity payment;
THEN:
•	we may make only one annuity payment and there will be no death benefit payable.
IF:
•	you choose Fixed Installments, Life Income with 10 Years Certain, Life Income with Guaranteed Return of Annuity Proceeds, or Variable Life Income with 10 Years Certain; and
•	the person receiving payments dies prior to the end of the guaranteed period;
THEN:
•	the remaining guaranteed payments will be continued to that person’s beneficiary, or their value (determined at the date of death) may be paid in a single sum.
We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the annuitant’s address of record. The annuitant is responsible for keeping us informed of the annuitant’s current address of record.
DEATH BENEFIT
Payments on Death
We will pay a death benefit to your beneficiary(ies), under certain circumstances, if, if you are both the owner and the annuitant, and you die during the accumulation period (that is before the maturity date). A beneficiary may choose to receive payment of his or her portion of the death benefit proceeds under a life annuity payment option, to continue the policy in the accumulation period for a specified number of years, or to receive a lump sum payment. Death benefit provisions may vary from state to state. The guarantees of these death benefits are based on our claims paying ability.
We will determine the amount of and process the death benefit proceeds, if any are payable on a policy, upon receipt at our Administrative Office of satisfactory proof of the annuitant's death, directions regarding how to process the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). For policies with multiple beneficiaries, we will process the death benefit when the first beneficiary provides us with due proof of their share of the death proceeds. We will not pay any remaining beneficiary their share until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk until they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving “due proof of death.” See OTHER INFORMATION - Abandoned or Unclaimed Property.
Please Note: Such due proof of death must be received in good order to avoid a delay in processing the death benefit claim. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.
Payments upon death are subject to certain distribution requirements under the Code. See the SAI for more details.
The death benefit proceeds remain invested in the separate account in accordance with the allocations made by the policy owner until the beneficiary has provided us with due proof of death. Once we receive due proof of death, then investments in the separate account may be reallocated in accordance with the beneficiary's instructions.
We may permit the beneficiary to give a “one-time” written instruction to reallocate the investments in the separate account to the money market fund after the death of the annuitant. If there is more than one beneficiary, all beneficiaries must agree to the reallocation instructions. This one-time reallocation will be permitted if the beneficiary provides satisfactory evidence of the annuitant's death.
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Before the Maturity Date. Payment of the death benefit proceeds depends on the status of the person who dies, as follows:
IF:
•	an owner and the annuitant ARE the same person and that person dies;
THEN:
•	we pay the death benefit proceeds to the beneficiaries, if alive, and in some cases, reset the death benefit. (1)(2)(4)(5) If the sole beneficiary is the surviving spouse of the owner, he or she, if eligible, may continue the policy with a reset death benefit and the annuity value adjusted to equal the death benefit proceeds.(3)
IF:
•	the surviving spouse who continued the policy dies;
THEN:
•	we pay the death benefit proceeds to the beneficiaries, if alive,(1)(2)(3)(4)(5)(6)(7) otherwise to the estate of the surviving spouse.
IF:
•	an owner and an annuitant ARE NOT the same person, and an annuitant dies first;
THEN:
•	An owner becomes the annuitant and the policy continues.
IF:
•	an owner and an annuitant ARE NOT the same person, and an owner dies first;
THEN:
•	If no successor owner is named and alive, the owner’s estate will become the new owner. The cash value must be distributed within five years of the former owner’s death; or
•	If the successor owner is alive and is the owner’s spouse, the policy will continue with the spouse as the new owner; or
•	If the successor owner is alive and is not the owner’s spouse, the successor owner will become the new owner. The policy value must be distributed either:
•	within 5 years of the former owner’s death; or
•	over the lifetime of the new owner, if a natural person, with payments beginning within one year of the former owner’s death; or
•	over a period that does not exceed the life expectancy (as defined by the Internal Revenue Code and Regulations adopted under the Code) of the new owner, if a natural person, with payments beginning within one year of the former owner’s death.
(1)The Code requires that payment to the beneficiaries be made in a certain manner and within certain strict timeframes. We discuss these time-limitations in Alternate Payment Elections before the Maturity Date below.
(2)If no beneficiary is alive on the death report day, then the death benefit proceeds are paid to an owner’s estate. If the sole beneficiary was living on an owner’s date of death, but died before the death report day, the death benefit is paid to the owner’s estate, not to the beneficiary's estate.
(3)If there are multiple beneficiaries, each beneficiary may elect, individually, how he or she wishes to receive his or her proportionate share of the death benefit proceeds.
(4)If a beneficiary elects to receive his or her portion of the death benefit proceeds within five years of the date of death of the annuitant or over a period that does not exceed such beneficiary's life expectancy (the “distribution period”), then the policy will continue with some modifications until the end of the elected distribution period. We will adjust the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We will pay a death benefit if such beneficiary dies during the distribution period, and we will revise the way we calculate the death benefit so that it is based on the age of such beneficiary. The policy will terminate at the end of the distribution period.
(5)If the sole beneficiary is the deceased owner/annuitant’s surviving spouse, then the surviving spouse, if eligible, may elect to continue the policy in force as the new owner and annuitant. Likewise, if the joint owner is the deceased owner’s surviving spouse, the policy will continue in force with the surviving spouse, if eligible, as the new owner and annuitant. In either case, we will adjust the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We will reset the age used in the death benefit provisions under the continuing policy as of the death report day so that the death benefit is based on the age of the surviving spouse. Consequently, the phrase “the annuitant’s 80th birthday” will refer to the age of the surviving spouse. If the surviving spouse is over age 81 on the death report day of the first deceased owner, then we will calculate the death benefit paid on the death of
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the surviving spouse by taking the highest annuity value (i.e., the annuity value as of the death report day) and adding any subsequent purchase payments and subtracting the total withdrawals following the death report day of the first deceased owner.
(6)If the sole primary beneficiary of the policy is a revocable grantor trust and the spouse of the owner/annuitant is the sole grantor, trustee, and beneficiary of the trust and the trust is using the spouse of the owner/annuitant’s social security number at the time of claim, she or he shall be treated as the owner/annuitant’s spouse. In those circumstances, the owner/annuitant’s spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provisions of the policy.
(7)If the owner is an individual retirement account within the meaning of IRC sections 408 or 408A, if the annuitant’s spouse is the sole primary beneficiary of the annuitant’s interest in such account. In those circumstances, the policy will continue after the annuitant’s death and the annuitant’s spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provision of the policy.
Different rules apply if an owner or a beneficiary is not a natural person. Please consult the SAI, your policy or your agent for more details.
After the Maturity Date. The death benefit paid after the start of annuity payments depends upon the annuity option you selected. See ANNUITY PAYMENTS (THE INCOME PHASE). Not all payment options provide for a death benefit.
If any owner dies on or after the start of annuity payments, the remaining portion of any interest in the policy will be distributed at least as rapidly as under the method of distribution being used as of the date of the annuitant's death.
Amount of Death Benefit Before the Maturity Date
Death benefit provisions may differ from state to state. The death benefit proceeds may be paid as a lump sum, as substantially equal payments while the policy continues in the accumulation period for a specified number of years, or as annuity payments, or as otherwise permitted by the Company in accordance with applicable law.
If an owner who is the annuitant dies before the maturity date and if the death benefit proceeds are payable, the death benefit proceeds will be the greatest of the following:
•	the annuity value of your policy on the death report day;
•	the total purchase payments you make to the policy, reduced by any withdrawals;
•	If the annuitant dies after the seventh policy year but prior to the annuitant’s 80th birthday:
•	the annuity value of your policy on the seventh policy anniversary, reduced by any withdrawals after the seventh policy year; or
•	the highest annuity value of your policy on any policy anniversary between your policy date 9as shown on your policy schedule page) and the earlier of:
•	the annuitant’s date of death ; or
•	the policy anniversary nearest the annuitant’s 80th birthday. This benefit terminates at age 80.
The highest annuity value will be increased by purchase payments made and decreased by adjusted withdrawals taken following the policy anniversary date with the highest annuity value. The adjusted withdrawal is equal to (a) times (b) where:
(a)	is the ratio of the death benefit to the annuity value, calculated on the date the withdrawal is processed, but prior to the processing: and
(b)	is the amount of the withdrawal.
The death benefit proceeds are reduced by any outstanding policy loans and premium taxes due.
The death benefit proceeds are not payable after the maturity date.
Guaranteed Minimum Death Benefit Features
Additional Benefits with Spousal Continuation. If the owner who is the annuitant dies before the maturity date, and if the surviving spouse of the deceased owner continues (if a joint owner) or elects to continue (if the sole beneficiary) the policy, the surviving spouse becomes sole owner and annuitant. We will increase the annuity value of the policy as of the death report day to equal the death benefit proceeds as of the death report day. We will pay a death benefit on the death of the surviving spouse and revise the way we calculate the death benefit so that it is based on the age of the surviving spouse.
Additional Death Benefit on Beneficiary’s Death. If an owner who is the annuitant dies before the maturity date, and the deceased owner's spouse is not named as the joint owner or as the sole beneficiary who elects to continue the policy, then each beneficiary can elect to keep the policy in the accumulation period (with some restrictions) and to receive his or her portion of the death benefit
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proceeds over a period not to exceed that beneficiary’s life expectancy (the “distribution period”). We will pay a death benefit if the beneficiary dies during the distribution period and permit such beneficiary to name a new beneficiary. We will revise the way we calculate that death benefit so that it is based on the age of such beneficiary.
Alternate Payment Elections Before the Maturity Date
If a beneficiary is entitled to receive the death benefit proceeds, a beneficiary may elect to receive the death benefit in a lump sum payment or to receive payment under one of the following options that provides for complete distribution and termination of this policy at the end of the distribution period:
1. within 5 years of the date of an owner's death;
2. over the beneficiary's lifetime, with payments beginning within one year of the deceased owner's death; or
3. over a specified number of years, not to exceed the beneficiary's life expectancy, with payments beginning within one year of an owner's death.
To determine payments, we may use the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary's current life expectancy, with payments beginning within one year of the deceased owner's death.
Different rules may apply if the policy is a qualified policy.
Multiple beneficiaries may choose individually among any of these options.
If the deceased annuitant was an owner, and one or more beneficiaries chooses one of the above options instead of a lump sum payment, we will “reset” the age used in the death benefit provisions under the new option as of the death report day, so that the death benefit is based on the age of the particular new annuitant (i.e., the beneficiary). As a result, the phrase “the annuitant's 80th birthday” will refer to the age of the particular beneficiary. If the beneficiary is over age 81 on the death report day of the first deceased owner, then we will calculate the death benefit paid on the death of the particular beneficiary by taking the highest annuity value (i.e., the annuity value as of the death report day) and adding any subsequent purchase payments and subtracting the total withdrawals following the death report day of the first deceased owner. This option applies to both spousal and non-spousal beneficiaries.
If a beneficiary chooses 1 or 3 above, this policy remains in effect and remains in the accumulation period until it terminates at the end of the elected period. The beneficiary's proportionate share of the death benefit proceeds becomes the new annuity value. If a beneficiary chooses 2 above, the policy remains in effect, but moves into the income phase with the beneficiary receiving payments under a life annuity payout option. Special restrictions apply to options 1 and 3 above. See the SAI for more details.
These Alternate Payment Elections do not apply if the sole beneficiary is the surviving spouse of the deceased owner and the surviving spouse is eligible to and elects to continue the policy. These Alternate Payment Elections do apply when we pay the cash value to the beneficiary on the death of an owner who is not the annuitant. When an owner who is not the annuitant dies, we do not increase the annuity value to equal the death benefit proceeds.
TAX INFORMATION
NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service. The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the policy. You should consult your own tax adviser about your own circumstances.
Introduction
Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes. Thus, the owner must generally include in income any increase in the policy value over the investment in the policy during each taxable year.
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There are different rules as to how you will be taxed depending on how you take the money out and the type of policy-qualified or nonqualified.
If you purchase the policy as an individual retirement annuity or as a part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or certain other employer sponsored retirement programs, your policy is referred to as a qualified policy. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified policy. There are limits on the amount of contributions you can make to a qualified policy. Other restrictions may apply including terms of the plan in which you participate. To the extent there is a conflict between a plan's provisions and a policy's provisions, the plan's provisions will control.
If you purchase the policy other than as part of any arrangement described in the preceding paragraph, the policy is referred to as a nonqualified policy.
You will generally not be taxed on increases in the value of your policy, whether qualified or nonqualified, until a distribution occurs (e.g., as a surrender, withdrawal, or as annuity payments). However, you may be subject to current taxation if you assign or pledge or enter into an agreement to assign or pledge any portion of the policy. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. All amounts received from the policy that are includible in income are taxed at ordinary income rates; no amounts received from the policy are taxable at the lower rates applicable to capital gains.
The Internal Revenue Service (“IRS”) has not reviewed the policy for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the policy, if any, comport with IRA qualification requirements.
The value of living and death benefit options and riders elected may need to be taken into account in calculating minimum required distributions from a qualified plan/or policy.
We may occasionally enter into settlements with owners and beneficiaries to resolve issues relating to the policy. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.
Taxation of Us
We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as a part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account. We may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain underlying fund portfolios to foreign jurisdictions to the extent permitted under federal tax law.
Tax Status of a Nonqualified Policy
Diversification Requirements. In order for a nonqualified variable policy which is based on a segregated asset account to qualify as an annuity policy under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the subaccounts. Each separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the underlying fund portfolio companies. The owners bear the risk that the entire policy could be disqualified as an annuity policy under the Code due to the failure of a subaccount to be deemed to be “adequately diversified.”
Owner Control. In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances.
Revenue Ruling 2003-91 also gave an example of circumstances under which the owner of a variable policy would not possess sufficient control over the assets underlying the policy to be treated as the owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a policy vary from those described in Revenue Ruling 2003-91, owners bear the risk that they will be treated as the owner of Separate Account assets and taxed accordingly.
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We believe that the owner of a policy should not be treated as the owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets. Concerned owners should consult their own tax advisers regarding the tax matter discussed above.
Distribution Requirements . The Code requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity policy for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity starting date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner's death. If any owner dies before the annuity starting date, the entire interest in the policy must generally be distributed (1) within 5 years after such owner's date of death or (2) be used to provide payments to a designated beneficiary for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. The designated beneficiary must be an individual and payments must begin within one year of such owner’s death. However, if upon such owner's death the owner's surviving spouse is the sole beneficiary of the policy, then the policy may be continued with the surviving spouse as the new owner. If any owner is a non-natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner.
In certain instances a designated beneficiary may be permitted to elect a “stretch” payment option as a means of disbursing death proceeds from a nonqualified annuity. The only method we use for making distribution payments from a nonqualified “stretch” payment option is the required minimum distribution method as set forth in Revenue Ruling 2002-62. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation § 1.401(a)(9)-9, A-1.
The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.
Taxation of Nonqualified Annuities
The following discussion assumes the policy qualifies as an annuity policy for federal income tax purposes.
In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value as collateral for a loan generally will be treated as a distribution of such portion. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.
Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified policy held by a taxpayer other than a natural person generally will not be treated as an annuity policy under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the policy value over the “investment in the policy.” There are some exceptions to this rule and a prospective purchaser of the policy that is not a natural person should discuss these rules with a competent tax adviser. A policy owned by a trust using the grantor's social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a tax adviser for more information on how this may impact your policy.
Different Individual Owner and Annuitant
If the owner and annuitant on the policy are different individuals, there may be negative tax consequences to the owner and/or beneficiaries under the policy if the annuitant predeceases the owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult your legal counsel or tax adviser if you are considering designating a different individual as the annuitant on your policy to determine the potential tax ramifications of such a designation.
Annuity Starting Date
This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of maturity date used in your policy and the dates will be the same. However, in certain circumstances, your annuity starting date and maturity date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your policy maintains its status as an annuity policy for federal income tax purposes. You may wish to consult a tax adviser for more information on when this issue may arise.
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It is possible that at certain advanced ages a policy might no longer be treated as an annuity policy if the policy has not been annuitized before that age or have other tax consequences. You should consult with a tax adviser about the tax consequences in such circumstances.
Taxation of Annuity Payments
Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.
In general, the excludable portion of each annuity payment you receive will be determined as follows:
•	Fixed payments-by dividing the “investment in the policy” on the annuity starting date by the total expected return under the policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.
•	Variable payments-by dividing the “investment in the policy” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.
The remainder of each annuity payment is includable in gross income. Once the “investment in the policy” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income. The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income.
If you select more than one annuity payment option, special rules govern the allocation of the policy's entire “investment in the policy” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.
If, after the annuity starting date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on your tax return.
Taxation of Surrenders and Withdrawals - Nonqualified Policies
When you surrender your policy, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the policy.” The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income. Withdrawals are generally treated first as taxable income to the extent of the excess in the policy value over the “investment in the policy.” Distributions made under the systematic payout option are treated for tax purposes as withdrawals, not annuity payments. In general, loans, pledges and collateral assignments as security of a loan are taxed in the same manner as withdrawals and surrenders. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. All taxable amounts received under a policy are subject to tax at ordinary rather than capital gain tax rates.
If your policy contains an excess interest adjustment feature (also known as a market value adjustment), then your policy value immediately before a policy withdrawal (or transaction taxed like a withdrawal) may have to be increased by any positive excess interest adjustments that result from the transaction. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your tax adviser.
The Code also provides that amounts received from the policy that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrender withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59½; (2) paid after an owner (or where the owner is a non-natural person, an annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer's designated beneficiary; (5) paid under an immediate annuity; or (6) which come from purchase payments made prior to August 14, 1982. Regarding the disability exception, because we cannot verify that the owner is disabled, we will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.
Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a tax adviser for more information regarding the imposition of penalty tax.
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Aggregation
All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner (policyholder) during the same calendar year are treated as one annuity for purposes of determining the amount includable in the owner's income when a taxable distribution (other than annuity payments) occurs. If you are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, you may wish to consult with your tax adviser regarding how aggregation will apply to your policies.
Tax-Free Exchanges of Nonqualified Policies
We may issue the nonqualified policy in exchange for all or part of another annuity policy that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the policy immediately after the exchange will generally be the same as that of the annuity policy exchanged, increased by any additional purchase payment made as part of the exchange. Your policy value immediately after the exchange may exceed your investment in the policy. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the policy (e.g., as a withdrawal, surrender, annuity income payment or death benefit).
If you exchange part of an existing policy for the policy, and within 180 days of the exchange you received a payment other than certain annuity payments (e.g., you make a withdrawal) from either policy, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the policy could be includible in your income and subject to a 10% penalty tax.
You should consult your tax adviser in connection with an exchange of all or part of an annuity policy for the policy, especially if you may make a withdrawal from either policy within 180 days after the exchange.
Medicare Tax
Distributions from nonqualified annuity policies are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. We are required to report distributions made from nonqualified annuity policies as being potentially subject to this tax. While distributions from qualified policies are not subject to the tax, such distributions may be includable in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from your qualified policy could cause your other investment income to be subject to the tax. Please consult a tax adviser for more information.
Same Sex Relationships
Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this policy. Individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are treated as spouses under the applicable state law, will each be treated as spouse as defined in this policy for state law purposes. However, individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this policy for federal tax purposes. Therefore, exercise of the spousal continuation provisions of this policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a tax adviser for more information on this subject.
Taxation of Death Benefit Proceeds
Amounts may be distributed from the policy because of your death or the death of the annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; (2) if distributed via withdrawals, these amounts are taxed in the same manner as a withdrawal; or (3) if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.
Transfers, Assignments or Exchanges of Policies
A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the exchange of a policy and certain other transactions, or a change of annuitant other than the owner, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transaction or designation should contact a competent tax adviser with respect to the potential tax effects.
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Charges
It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the IRS may treat fees associated with certain optional benefits as a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to age 59½. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable withdrawals, the tax rules associated with these benefits are unclear, and we advise that you consult your tax adviser prior to selecting any optional benefit under the policy.
Federal Estate, Gift and Generation-Skipping Transfer Taxes
The estate and gift tax unified credit basic exclusion amount is $10,000,000, subject to inflation adjustments (using the C-CPI-U), for taxable years beginning after December 31, 2017, and before January 1, 2026. The maximum rate is 40%.
There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a competent legal adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.
Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the policy in detail, a purchaser should keep in mind that the value of an annuity policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.
Qualified Policies
The qualified policy is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59½ (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code, but other similar rules may. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our policy administration procedures. Owners, employers, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.
Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the policy as collateral security; (iii) subject to special rules, the total purchase payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or withdrawals according to the requirements in the IRS regulations (minimum required distributions) must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70½; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the individual retirement annuity (other than nondeductible contributions) generally are taxed only when distributed from the annuity. Distributions prior to age 59½ (unless certain exceptions apply) are subject to a 10% penalty tax.
SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to
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IRA distributions. Subject to certain exceptions, distributions prior to age 59½ are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee's participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same rules that apply to IRA distributions and are taxed as ordinary income.
The IRS has not reviewed this policy for qualification as a traditional IRA, SIMPLE IRA or SEP IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements.
Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is an amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after one of the following: attaining age 59½, to pay for qualified first time home buyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the owner's lifetime; however, minimum required distributions at death are generally the same as for traditional IRAs.
The IRS has not reviewed this policy for qualification as a ROTH IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements.
Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to Federal Insurance Contributions Act (FICA or Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the purchase payments or the policy value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989, unless certain events have occurred. Specifically, distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59½, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59½. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer's section 403(b) plan. Employers using the policy in connection with Section 403(b) plans may wish to consult with their tax adviser.
Pursuant to tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request from a 403(b) policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.
Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the policy is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.
Deferred Compensation Plans. Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans established and maintained by state and local governments (and their agencies and instrumentalities) and tax exempt organizations. Under such plans a participant may be able to specify the form of investment in which his or her participation will be made. For non-governmental Section 457(b) plans, all such investments, however, are typically owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457(b) plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable in the year paid (or in the year paid or made available in the case of a non-governmental 457(b) plan). Distributions from non-governmental 457(b) plans are subject
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to federal income tax withholding as wages, distributions from governmental 457(b) plans are subject to withholding as “eligible rollover distributions” as described in the section entitled Withholding below. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties. Deferred compensation plans of governments and tax-exempt entities that do not meet the requirements of Section 457(b) are taxed under Section 457(f), which means compensation deferred under the plan is included in gross income in the first year in which the compensation is not subject to substantial risk of forfeiture.
Ineligible Owners-Qualified
We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.
Taxation of Surrenders and Withdrawals - Qualified Policies
In the case of a withdrawal under a qualified policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the policy” to your total account balance or accrued benefit under the retirement plan. Your “investment in the policy” generally equals the amount of any non-deductible purchase payments made by you or on your behalf. If you do not have any non-deductible purchase payments, your investment in the policy will be treated as zero.
In addition, a penalty tax may be assessed on amounts withdrawn from the policy prior to the date you reach age 59½, unless you meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. However, the exceptions applicable for qualified policies differ from those provided to nonqualified policies. You may wish to consult a tax adviser for more information regarding the application of these exceptions to your circumstances. You may also be required to begin taking minimum distributions from the policy by a certain date. The terms of the plan may limit the rights otherwise available to you under the policy.
Qualified Plan Required Distributions
For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70½ or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the owner (or plan participant) reaches age 70½. The actuarial present value of death and/or living benefit options and riders elected may need to be taken into account in calculating minimum required distributions. Consult a competent tax adviser before purchasing an optional living or death benefit.
Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules. We do not attempt to provide more than general information about the use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.
The Code generally requires that interest in a qualified policy be non-forfeitable. If your policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a tax adviser before purchasing a bonus rider as part of a qualified policy.
You should consult your legal counsel or tax adviser if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a policy for use with any qualified retirement plan or arrangement.
Optional Living Benefits
For policies with a guaranteed lifetime withdrawal benefit or a guaranteed maximum accumulation benefit the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. The tax rules for qualified policies may impact the value of these optional benefits. Additionally, the actions of the qualified plan as policy holder may cause the qualified plan participant to lose the benefit of the guaranteed lifetime withdrawal benefit. In view of this uncertainty, you should consult a tax adviser before purchasing this policy as a qualified policy.
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Withholding
The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. For qualified policies taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee's spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.
Annuity Purchases by Residents of Puerto Rico
The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations
The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner's country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity policy purchase.
Foreign Account Tax Compliance Act (“FATCA”)
If the payee of a distribution from the policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the policy or the distribution. The rules relating to FATCA are complex, and a tax adviser should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the policy.
Possible Tax Law Changes
Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the policy.
We have the right to modify the policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive.
ADDITIONAL FEATURES
Dollar Cost Averaging Program
During the accumulation period, you may instruct us to automatically make transfers into one or more subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss.
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Dollar Cost Averaging programs that may be available under your policy:
•	Traditional—You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin as soon as the program is started. A minimum of $500 per transfer is required. The minimum number of transfers is 6 monthly or 4 quarterly, and the maximum is 24 monthly or 8 quarterly. You can elect to transfer from the fixed account, money market or other specified subaccount.
•	Special —You may only elect either a six or twelve month program. Transfers will begin as soon as the program is started. You cannot transfer from another investment option into a Special Dollar Cost Averaging program. This program is only available for new premium payments, requires transfers from a fixed source, and may credit a higher or lower interest rate than a traditional program. A minimum of $500 per transfer is required ($3,000 or $6,000 to start a 6-month or 12-month program, respectively).
A Dollar Cost Averaging program will begin the next business day after we have received in good order all necessary information and the minimum required amount. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order. Please note, Dollar Cost Averaging programs will not begin on the 29th, 30th, or 31st. If a program would have started on one of those dates, it will start on the 1st business day of the following month. If we receive additional purchase payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.
NOTE CAREFULLY:
New Dollar Cost Averaging instructions are required to start a new Dollar Cost Averaging program once the previous Dollar Cost Averaging program has completed. Additional purchase payments, absent new allocation instructions, received after a Dollar Cost Averaging program has completed, will be allocated according to the current purchase payment allocations at that time but will not reactivate a completed Dollar Cost Averaging program.
IF:
•	we do not receive all necessary information to begin or restart a Dollar Cost Averaging program;
THEN:
•	any amount allocated to a fixed source will be invested in that fixed source but will be transferred to the money market investment option within 30 days of allocation to fixed source if new Dollar Cost Averaging instructions are not received;
•	any amount in a variable source will be invested in that variable source and will remain in that variable investment option; and
•	new Dollar Cost Averaging instructions will be required to begin a Dollar Cost Averaging program.
You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions. Transfers from a Dollar Cost Averaging fixed source are not subject to an excess interest adjustment. A Dollar Cost Averaging program can be used in conjunction with Asset Rebalancing and a guaranteed lifetime withdrawal benefit (subject to any investment restrictions involving the source). There is no charge for this benefit.
The Dollar Cost Averaging Program may vary for certain policies and may not be available for all policies, in all states or at all times. See your policy for availability of the fixed account options. We reserve the right to terminate the availability of any Dollar Cost Averaging program at any time.
Asset Rebalancing
During the accumulation period you can instruct us to automatically rebalance the amounts in your subaccounts to maintain your desired asset allocation. This feature is called asset rebalancing. To enter into asset rebalancing, you must submit a completed request form, signed by the owner to our Administrative Office. To end participation in asset rebalancing, you or your authorized registered representative may call or write to our Administrative Office. Entrance to the asset rebalancing program is limited to once per policy year. However, we will not rebalance if you are in the dollar cost averaging program or systematic withdrawal program, if you elect to participate in any asset allocation service provided by a third party or if you request any other transfer, or if we receive your request to discontinue participation at our Administrative Office. Asset rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.
If you request the Asset Rebalancing program, we will change your future payment allocation to match the subaccounts in your Asset Rebalancing program.
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To qualify for asset rebalancing, a minimum annuity value of $5,000 for a new policy, is required. Any annuity value in the fixed account value may not be included in the asset rebalancing program. Asset rebalancing does not guarantee gains, nor does it assure that any subaccount will not have losses.
There is no charge for this program. However, each reallocation which occurs under asset rebalancing will be counted towards the 12 free transfers allowed during each policy year.
We reserve the right to discontinue, modify or suspend the asset rebalancing program at any time.
Telephone, Fax and Internet Transactions
Currently, certain transactions may be made by telephone or other electronic means acceptable to us upon our receipt of the appropriate authorization. We may discontinue this option at any time.
Upon instructions from you, the registered representative/agent of record for your policy may also make telephonic transfers for you. If you do not want the ability to make transfers by telephone, you should notify us in writing.
Except for the restrictions regarding the fixed account noted above, you may make telephonic transfers, allocation changes or request withdrawals by calling our toll-free number: (800)-851-9777 (Monday-Friday 8:30 a.m.- 7:00 p.m. Eastern Time). You will be required to provide certain information for identification purposes when you request a transaction by telephone. We may also require written confirmation of your request. We will not be liable for losses resulting from telephone requests that we believe are genuine. Telephone transfers for policies owned by trust will only be allowed if a current trust certification form with a signature guarantee is on file at our Administrative Office. If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent transactions.
Telephone, fax and Internet orders must be received in good order at our Administrative Office while the New York Stock Exchange is open for regular trading to receive same-day pricing. Orders received in good order at our office on non-market days or after the close of business on market days will get next – day pricing. See OTHER INFORMATION- Sending Forms and Transactions in Good Order.
We may deny the telephone transaction privileges to market timers and frequent or disruptive traders.
To request a transfer or withdrawal, please fax your request to us at (877)-355-4385. We will not be responsible for same-day processing of transfers or withdrawals if you fax your request to a number other than this fax number.
You may make transfers and change premium allocations through our website – www.premier.transamerica.com.
We will not be responsible for transmittal problems which are not reported to us by the following business day. Any reports must be accompanied by proof of the faxed transmittal.
We cannot guarantee that telephone, fax or Internet transactions will always be available. For example, our Administrative Office may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. Outages or slowdowns may prevent or delay our receipt of your order or request.
We may discontinue the availability of telephone, fax or Internet transactions at any time.
OTHER INFORMATION
Ownership
You, as owner of the policy, exercise all rights and privileges under the policy, including the right to transfer ownership (subject to any assignee or irrevocable beneficiary’s consent). You can change an owner at any time by notifying us in writing at our Administrative Office in good order. If we do not have an originating signature or guaranteed signature on file or if the Company suspects fraud, we may require a notarized signature. There may be limitations on your ability to change the ownership of a qualified policy. An ownership change may be a taxable event. Joint owners may be named provided they are husband and wife. Joint ownership is not available in all states.
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Annuitant
The annuitant is the person named in the application to receive annuity payments. If no person is named, the owner will be the annuitant. As of the maturity date, and upon our agreement, the owner may change the annuitant or, if either annuity payment Option C or Option E has been selected, add a joint annuitant. On the maturity date, the annuitant(s) will become the payee(s) and receive the annuity payments.
Beneficiary
A beneficiary is the person who receives the death benefit when an owner who is also the annuitant dies. If an owner who is not the annuitant dies before the annuitant and the sole beneficiary is not an owner's spouse and there is no joint owner, the beneficiary will receive the cash value. You may change beneficiary(ies) during the lifetime of the annuitant, subject to the rights of any irrevocable beneficiary. Any change must be made in writing and received by us at our Administrative Office in good order. Before the maturity date, if an owner who is the annuitant dies, and no beneficiary is alive on the death report day, benefits payable at death will be paid to the owner's estate. In the case of certain qualified policies, the Treasury Regulations prescribe certain limitations on the designation of a beneficiary. See the SAI for more details on the beneficiary.
Right to Cancel Period
You may return your policy for a refund, but only if you return it within a prescribed period, which is generally 10 days after you receive the policy (for replacements the right cancel period is generally 30 days), or whatever longer time may be required by state law. The amount of the refund will generally be the premiums paid plus or minus accumulated gains or losses in the separate account. You bear the risk of any decline in policy value during the right to cancel period. However, if state law requires, we will refund your original premium payment(s), or surrender value, if greater. We will pay the refund within seven days after we receive in good order within the applicable period at our Administrative Office, written notice of cancellation and the returned policy. The policy will then be deemed void.
Assignment
You can also generally assign the policy any time before the maturity date. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the state insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We will not be liable for any payment or other action we take in accordance with the policy before we receive written notice of the assignment. An assignment may be a taxable event. There may be limitations on your ability to assign a qualified policy and such assignments may be subject to tax penalties and taxed as distributions under the Code.
Termination for Low Value
If a withdrawal or fee (including an optional rider fee, administrative fee, or owner transaction fee) reduces your cash value below the minimum specified in your policy, we reserve the right to terminate your policy and send you a full distribution of your remaining cash value. All benefits associated with your annuity policy will be terminated. Federal law may impose restrictions on our right to terminate certain qualified policies. We do not currently anticipate exercising this right if you have certain optional benefits, however, we reserve the right to do so. For all other policies, including policies with certain other optional benefits, we intend to exercise this termination provision.
Sending Forms and Transaction Requests in Good Order
We cannot process your requests for transactions relating to the policy until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the subaccounts affected by the requested transaction; the signatures of all owners (exactly as registered on the policy) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint owner's consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether a particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Glossary of Terms. We reserve the right to reject electronic transactions that do not meet our requirements.
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Regulatory Modifications to Policy
We reserve the right to amend the policy or any riders attached thereto as necessary to comply with specific direction provided by state or federal regulators, through change of law, rule, regulation, bulletin, regulatory directives or agreements.
Certain Offers
From time to time, we have (and we may again) offered you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.
When we make an offer, we may vary the offer amount, up or down, among the same group of policy owners based on certain criteria such as account value, the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of policy owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining policy owners in the same group.
If you accept an offer that requires you to terminate a guaranteed benefit and you retain your policy, we will no longer charge you for the benefit, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.
Mixed and Shared Funding
The underlying fund portfolios may serve as investment vehicles for variable life insurance policies, variable annuity policies and retirement plans (“mixed funding”) and shares of the underlying fund portfolios also may be sold to separate accounts of other insurance companies (“shared funding”). While we currently do not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various policies and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict. We and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying fund portfolio shares by one or more of the separate accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts. In such an event, we would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable.
Exchanges and/or Reinstatements
You can generally exchange a nonqualified annuity policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code or transfer qualified policies directly to another life insurance company as a “trustee-to-trustee transfer.” Before making an exchange or transfer, you should compare both annuities carefully. Remember that if you exchange or transfer another annuity for the one described in this prospectus, then you may pay a withdrawal charge on the other annuity, and there may be a new withdrawal charge period under this annuity and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange or transfer another annuity for this one unless you determine, after knowing all the facts, that the exchange or transfer is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange, transfer or otherwise).
You may ask us to reinstate your policy after such an exchange, transfer or full surrender or withdrawal and in certain limited circumstances we will allow you to do so by returning the same total dollar amount of funds distributed to the applicable investment choices. The dollar amount will be used to purchase new accumulation units at the then current price. In the event any subaccount previously invested in is closed and we don’t receive additional instructions, funds will be reallocated to the remaining available investment choices according to the investment allocation instructions you previously provided. Because of changes in market value, your new accumulation units may be worth more or less than the units you previously owned. Generally, unless you return the original company check, your annuity policy is nonqualified and a portion of the prior withdrawal was taxable, we are required to report the taxable amount from the distribution to the IRS even though the funds have been reinstated. The cost basis will be adjusted accordingly. The taxable amount will be reported on Form 1099-R which you will receive in January of the year following the distribution. We recommend that you consult a tax professional to explain the possible tax consequences of reinstatements.
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Voting Rights
To the extent required by law, the Company will vote all shares of the underlying fund portfolios held in the separate account in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in proportion to those instructions. Accordingly, it is possible for a small number of owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large policy values. If, however, we determine that we are permitted to vote the shares in our own right, we may do so.
Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.
Non-Participating Policy
The policy does not participate or share in the profits or surplus earnings of the Company. No dividends are payable on the policy
Variations in Policy Provisions
Certain provisions of the policies may vary from the descriptions in this prospectus in order to comply with different state laws. See your policy for variations, since any such state variations will be included in your policy or in riders or endorsements attached to your policy.
The fixed account is not available in all states. If your policy was issued in Washington, Oregon, New Jersey or Massachusetts, you may not direct or transfer any money to the fixed account.
Abandoned or Unclaimed Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.
Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.
The Company was the subject of inquiries and remains under audits and market conduct examinations with a focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, and administrative penalties. The Company previously implemented changes in the procedures for the identification of unreported claims and handling of escheatable property to comply with the terms of regulatory agreements and newly adopted laws and regulations. The Company does not believe that any regulatory actions or agreements that result from these audits and examinations will have a material adverse impact on our ability to meet our obligations.
Cyber Security
Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of our information technology or communications systems may result in a material adverse effect on our results of operations and corporate reputation.
Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance its existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or
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consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.
A computer system failure or security breach may disrupt our business, damage our reputation and adversely affect our results of operations, financial condition and cash flows.
We rely heavily on computer and information systems and internet and network connectivity to conduct a large portion of our business operations. This includes the need to securely store, process and transmit confidential information, including personal information, through a number of complex systems. In many cases this also includes transmission and processing to or through commercial customers, business partners and third-party service providers. The introduction of new technologies, computer system failures, cyber-crime attacks or security or privacy breaches may materially disrupt our business operations, damage our reputation, result in regulatory and litigation exposure, investigation and remediation costs, and materially and adversely affect our results of operations, financial condition and cash flows.
The information security risk that we face includes the risk of malicious outside forces using public networks and other methods, including social engineering and the exploitation of targeted offline processes, to attack our systems and information. It also includes inside threats, both malicious and accidental. For example, human error and lack of sufficiently automated processing can result in improper information exposure or use. We also face risk in this area due to its reliance in many cases on third-party systems, all of which may face cyber and information security risks of their own. Third-party administrators or distribution partners used by us or our subsidiaries may not adequately secure their own information systems and networks, or may not adequately keep pace with the dynamic changes in this area. Potential bad actors that target us and our applicable third parties may include, but are not limited to, criminal organizations, foreign government bodies, political factions, and others.
In recent years information security risk has increased sharply due to a number of developments in how information systems are used by companies such as us, but also by society in general. Threats have increased as criminals and other bad actors become more organized and employ more sophisticated techniques. At the same time companies increasingly make information systems and data available through the internet, mobile devices or other network connections to customers, employees and business partners, thereby expanding the attack surface that bad actors can exploit.
Large, global financial institutions such as us have been, and will continue to be subject to information security attacks for the foreseeable future. The nature of these attacks will also continue to be unpredictable, and in many cases may arise from circumstances that are beyond our control. If we fail to adequately invest in defensive infrastructure, technology and processes or to effectively execute against its information security strategy, it may suffer material adverse consequences.
To date the highest impact information security incidents that we have experienced are believed to have been the result of e-mail phishing attacks targeted at our business partners and commercial customers. This in turn led to unauthorized use of valid our website credentials to engage in fraudulent transactions and improper data exfiltration. Additionally, we have also faced other types of attacks, including but not limited to other types of phishing attacks and distributed denial of service (DDoS) attacks. Although to our knowledge these events have thus far not been material in nature, our management believes that significant investment will be required to establish and maintain adequate information security systems that are capable of addressing the possibility of these types of attacks, as well as for the possibility of more significant and sophisticated information security attacks, in the future. There is no guarantee that the measures that we take will be sufficient to stop all types of attacks or mitigate all types of information security or privacy risks.
We maintain cyber liability insurance to help decrease the impact of cyber-attacks and information security events, subject to the terms and conditions of the policy, however such insurance may not be sufficient to cover all applicable losses that we may suffer.
A breach of data privacy or security obligations may disrupt our business, damage our reputation and adversely affect financial conditions and results of operations.
Pursuant to applicable laws, various government agencies and independent administrative bodies have established numerous rules protecting the privacy and security of personal information and other confidential information held by us. For example, certain of our businesses are subject to laws and regulations enacted by U.S. federal and state governments, the E.U. or other non-U.S. jurisdictions and/or enacted by various regulatory organizations relating to the privacy and/or security of the information of customers, employees or others. Effective May 25, 2018, the General Data Protection Regulation (GDPR) took effect in the E.U. Compared to the previous directive, the GDPR, among other things, increased compliance obligations, impacted our businesses’ collection, processing and retention of personal data and reporting of data breaches, and provides for significantly increased penalties for non-compliance. The New York Department of Finance Services (NYDFS), pursuant to its cybersecurity regulation, requires financial institutions regulated by the NYDFS, including certain Aegon subsidiaries, to, among other things, satisfy an extensive set of minimum cyber security requirements, including but not limited to governance, management, reporting, policy, technology and control requirements.
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Numerous other U.S. laws also impose various information security and privacy related obligations with respect to various Aegon subsidiaries operating in the U.S., including but not limited to the Gramm-Leach-Bliley Act and related state laws (GLBA), and the Health Insurance Portability and Accountability Act (HIPAA), among many others. Other legislators and regulators with jurisdiction over our businesses are considering potential enhanced information security risk management and privacy rules and regulations. A number of Aegon’s subsidiaries are also subject to our systems, employees and business partners have access to, and routinely process, the personal information of consumers. We rely on various processes and controls to protect the confidentiality, integrity and availability of personal information and other confidential information that is accessible to, or in the possession of, us, our systems, employees and business partners. It is possible that an employee, business partner or system could, intentionally or unintentionally, inappropriately disclose or misuse personal or confidential information. Our data or data in our possession could also be the subject of an unauthorized cyber intrusion or cybersecurity attack. If we fail to maintain adequate processes and controls or if we or our business partners fail to comply with relevant laws and regulations, policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or other confidential information could occur. Such control inadequacies or non-compliance could cause disrupted operations and misstated or unreliable financial data, materially damage our reputation or lead to increased regulatory scrutiny or civil or criminal penalties or litigation, which, in turn, could have a material adverse effect on our business, financial condition and results of operations. In addition, we analyze personal information and customer data to better manage our business, subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such techniques may be imposed. Additional privacy and security obligations have been imposed by various governments with jurisdiction over Aegon or its subsidiaries in recent years, and more such obligations are likely to be imposed in the near future. Such restrictions and obligations could have material impacts on our business, financial conditions and/or results of operations.
For a complete description regarding Transamerica’s policies for its websites, including the Privacy Policy and Terms of Use for such websites, please visit: www.transamerica.com/individual/privacy-policy and www.transamerica.com/individual/terms-of-use.
Transamerica Premier Life Insurance Company
Transamerica Premier Life Insurance Company was incorporated under the laws of the State of Maryland on March 5, 1858. It was redomesticated to the State of Iowa on April 1, 2007. It is engaged in the sale of life and health insurance and annuity policies. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. The Company is licensed in the District of Columbia, Guam, Puerto Rico, and all states except New York.
All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the policies.
Financial Condition of the Company
We pay benefits under your policy from our general account assets and/or from your policy value held in the separate account. It is important that you understand that payments of the benefits are not assured and depend upon certain factors discussed below.
Assets in the Separate Account. You assume all of the investment risk for your policy value that is allocated to the subaccounts of the separate account. Your policy value in those subaccounts constitutes a portion of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. You also may be permitted to make allocations to guaranteed period options of the fixed account, which are supported by the assets in our general account. Any guarantees under a policy that exceed policy value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the separate account). Therefore, any amounts that we may be obligated to pay under the policy in excess of policy value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the policies supported by it.
We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.
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As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligation we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate purchase payments and policy value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policy owners or to provide the collateral necessary to finance our business operations.
How to Obtain More Information. We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance as well as the financial statements of the separate account—are located in the Statement of Additional Information (SAI). For a free copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the SEC's website at www.sec.gov. Our financial strength ratings which reflect the opinions of leading independent rating agencies of our ability to meet our obligations to our policy owners are available on our website (www.transamerica.com/individual/what-we-do/about-us/financial-strength/), and the websites of these nationally recognized statistical ratings organizations – A.M. Best Company (www.ambest.com), Moody’s Investors Service (www.moodys.com), Standard & Poor’s Rating Services (www.standardandpoors.com) and Fitch, Inc. (www.fitchratings.com).
The Separate Account
The Company established a separate account, called WRL Series Annuity Account, under the laws of the State of Ohio on August 4, 2003. The separate account receives and invests the purchase payments that are allocated to it for investment in shares of the underlying fund portfolios.
The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the policies of the separate account or the Company. Income, gains and losses (whether or not realized), from assets allocated to the separate account are, in accordance with the policies, credited to or charged against the separate account without regard to the Company's other income, gains or losses.
The assets of the separate account are held in the Company's name on behalf of the separate account and belong to the Company. However, those assets that underlie the policies are not chargeable with liabilities arising out of any other business the Company may conduct. The separate account may include other subaccounts that are not available under these policies.
The Underlying Funds
At the time you purchase your policy, you may allocate your premium to subaccounts. These are subdivisions of our separate account, an account that keeps your policy assets separate from our company assets. The subaccounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each underlying fund portfolio has varying degrees of investment risk. Underlying fund portfolios are also subject to separate fees and expenses such as management fees and operating expenses. “Master-feeder” or “fund of funds” invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return. Read the underlying fund portfolio prospectuses carefully before investing. We do not guarantee the investment results of any underlying fund portfolio. Certain underlying fund portfolios may not be available in all states and in all share classes. Please see “Appendix A - Portfolios Associated with the Subaccounts” for additional information.
Financial Statements
The financial statements of Transamerica Premier Life Insurance Company and the separate account are included in the SAI.
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Other Transamerica Policies
We offer a variety of fixed and variable annuity policies. They may offer features, including investment options, and have fees and charges, that are different from those in the policy offered by this prospectus. Not every policy we issue is offered through every financial intermediary. Some financial intermediaries may not offer and/or limit the offering of certain features or options, as well as limit the availability of the policies, based on issue age, or other criteria established by the financial intermediary. Upon request, your financial professional can show you information regarding other Transamerica annuity policies that he or she distributes. You can also contact us to find out more about the availability of any of the Transamerica annuity policies.
You should work with your financial professional to decide whether this policy is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.
Distribution of the Policies
Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (TCI), for the distribution and sale of the policies. We pay commissions to TCI which are passed through to selling firms. (See below). We also pay TCI an “override” that is a percentage of total commissions paid on sales of our policies which is not passed through to the selling firms and we may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies.
We have discontinued new sales of the policies. You may, however, continue to make purchase payments to fund your policy pursuant to its terms, and exercise all other rights and options under your policy - such as reallocating your policy value among investment choices, making withdrawals and full surrenders, and making changes of ownership of your policy.
Compensation to Broker-Dealers Who Sold the Policies. The policies have been offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the policies. We pay ongoing commissions through TCI to the selling firms for their past sales of the policies.
The selling firms were paid commissions for the promotion and sale of the policies according to one or more schedules. The amount and timing of commissions varies depending on the selling agreement, but the maximum commission is 7.5% of purchase payment (additional amounts may be paid as overrides to wholesalers).
To the extent permitted by Financial Industry Regulatory Authority (FINRA) rules, the Company, TCI, Transamerica Financial Advisors, Inc. (TFA) and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements are described further below.
The sales representative who sold you the policy may receive a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may continue to receive in connection with your policy. Also inquire about any ongoing compensation arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.
You should be aware that a selling firm or its sales representatives may have received different compensation or incentives for selling one product over another. In some cases, these differences may have created an incentive for the selling firm or its sales representatives to have recommended or sold this policy to you.
Special Compensation Paid to Affiliated Firms. We and/or our affiliates may provide paid-in capital to TCI. We and/or our affiliates also provide TCI with a percentage of total commissions paid on sales of our policies and provide TCI with capital payments that are not contingent on sales.
The Company’s main distribution channel is TFA, an affiliate, who sell the Company’s products.
The Company covers the cost of TFA’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems that are provided directly to TFA. These facilities and services are necessary for TFA’s administration and operation, and the Company is compensated by TFA for these expenses based on TFA’s usage. In addition, the Company and other affiliates pay for certain sales expenses of TFA, including the costs of preparing and producing prospectuses and other documents for the policy that are distributed to current owners of the policy.
48

TFA pays its branch managers a portion of the commissions received from the Company for the sale of the policies. Sales representatives receive a portion of the commissions for their sales of policies in accordance with TFA’s internal compensation programs.
Sales representatives and their managers at TFA may receive, directly or indirectly, additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with TFA's conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans, loan guaranties, or loan forgiveness to assist a firm or a representative in connection with systems, operating, marketing and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.
In addition, TFA’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain cash and non-cash benefits, and may provide such persons with special incentive to sell our policies. For example, TFA’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of Aegon N.V. (the Company’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by TFA’s representatives may be matched by TFA.
TFA’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of Aegon N.V.
Additional Compensation that We, TCI and/or our Affiliates Pay to Selected Selling Firms. We may continue to pay certain selling firms additional cash amounts in order to receive enhanced marketing services and increased access to their sales representatives. These special compensation arrangements are not offered to all selling firms, and the terms of such arrangements may differ between selling firms.
Special compensation arrangements are calculated in different ways by different selling firms and may be based on past sales of the policies or other criteria. Overrides we paid on certain products to our affiliates, TFA and Transamerica Agency Network, in 2018.
No specific charge is assessed directly to policy owners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the policy and other corporate revenue.
You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may have created an incentive for the selling firm or its sales representatives to have recommended or sold the policy to you.
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Glossary of Terms
The Policy - General Provisions
Investment Experience
Performance
Historical Performance Data
Published Ratings
State Regulation of Transamerica Premier Life Insurance Company
Administration
Records and Reports
Distribution of the Policies
Voting Rights
Other Products
Custody of Assets
Independent Registered Public Accounting Firm
Other Information
Financial Statements
Appendix C - Guaranteed Minimum Income Benefit Rider - Hypothetical Illustrations
Appendix B - Additional Earnings Rider - Additional Information
Inquiries and requests for an SAI should be directed to:
49

Transamerica Premier Life Insurance Company
Administrative Office
Attention: Customer Care Group
4333 Edgewood Road NE
Cedar Rapids, IA 52499
(800) 851-9777
(Monday-Friday 8:30 a.m. - 7 p.m. Eastern Time)
50

APPENDIX A
UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS
The subaccounts listed below are available under the policy for new investors, but may not be available for all policies.
SUBACCOUNT (1)	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
ACCESS ONE TRUST
Access VP High Yield FundSM	Access VP High Yield FundSM	ProFund Advisors LLC
Investment Objective: Seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity.
PROFUNDS
ProFund VP Asia 30	ProFund VP Asia 30	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Asia 30 Index (the “Index”).
ProFund VP Basic Materials	ProFund VP Basic Materials	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Basic MaterialsSM.Index (the “Index”).
ProFund VP Bull	ProFund VP Bull	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® (the “Index”).
ProFund VP Consumer Services	ProFund VP Consumer Services	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer ServicesSM Index (the “Index”).
ProFund VP Emerging Markets	ProFund VP Emerging Markets	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the BNY Mellon Emerging Markets 50 ADR® Index (the “Index”).
ProFund VP Europe 30	ProFund VP Europe 30	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Europe 30 Index (the “Index”).
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar	ProFund Advisors LLC
Investment Objective: ProFund VP Falling U.S. Dollar (the “Fund”) seeks investment results, before fees and expenses, that correspond to the daily performance of the basket of non-U.S. currencies included in the U.S. Dollar Index® (the “Index”).
ProFund VP Financials	ProFund VP Financials	ProFund Advisors LLC
Investment Objective: ProFund VP Financials (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. FinancialsSM Index (the “Index”).
ProFund VP Government Money Market(2)	ProFund VP Government Money Market(2)	ProFund Advisors LLC
Investment Objective: Seeks a high level of current income consistent with liquidity and preservation of capital.
ProFund VP International	ProFund VP International	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the MSCI EAFE Index (the “Index”).
ProFund VP Japan	ProFund VP Japan	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Nikkei 225 Stock Average (the “Index”).
ProFund VP Mid-Cap	ProFund VP Mid-Cap	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® (the “Index”)
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the NASDAQ-100 Index (the “Index”).
ProFund VP Oil & Gas	ProFund VP Oil & Gas	ProFund Advisors LLC
Investment Objective: ProFund VP Oil & Gas (the ‘Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Oil & GasSM Index (the “Index”).
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. PharmaceuticalsSM Index (the “Index”).
ProFund VP Precious Metals	ProFund VP Precious Metals	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Precious MetalsSM Index (the “Index”).
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index.
ProFund VP Short International	ProFund VP Short International	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index.
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100	ProFund Advisors LLC
Investment Objective: ProFund VP NASDAQ-100 (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the NASDAQ-100® Index (the “Index”).
51

UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)
SUBACCOUNT (1)	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index.
ProFund VP Small-Cap	ProFund VP Small-Cap	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Russell 2000® Index (the “Index”).
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index (the “Index”).
ProFund VP Telecommunications	ProFund VP Telecommunications	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. TelecommunicationsSM Index (the “Index”).
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to two time (2x) the daily performance of the Index.
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to one and on-quarter (1.25x) the daily price movement of the most recently issued Long Bond.
ProFund VP Utilities	ProFund VP Utilities	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. UtilitiesSM Index (the “Index”).
TRANSAMERICA SERIES TRUST*
TA Aegon High Yield Bond - Initial Class	Transamerica Aegon High Yield Bond VP – Initial Class	Aegon USA Investment Management, LLC
Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.
TA Aegon U.S. Government Securities - Initial Class	Transamerica Aegon U.S. Government Securities VP – Initial Class	Aegon USA Investment Management, LLC
Investment Objective: Seeks to provide as high a level of total return as is consistent with prudent investment strategies.
TA Barrow Hanley Dividend Focused - Initial Class	Transamerica Barrow Hanley Dividend Focused VP - Initial Class	Barrow, Hanley, Mewhinney, & Strauss, LLC
Investment Objective: Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.
TA BlackRock Global Real Estate Securities - Initial Class(3)	Transamerica BlackRock Global Real Estate Securities VP – Initial Class(3)	BlackRock Financial Management, Inc.(3)
Investment Objective: Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.
TA BlackRock Government Money Market - Initial Class(2)(4)	Transamerica BlackRock Government Money Market VP - Initial Class(2)(4)	BlackRock Financial Management, Inc.(2)(4)
Investment Objective: Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
TA BlackRock Smart Beta 40 - Initial Class(5)	Transamerica BlackRock Smart Beta 40 VP – Initial Class(5)	BlackRock Financial Management, Inc.(5)
Investment Objective: Seeks capital appreciation and current income.
TA BlackRock Tactical Allocation - Service Class	Transamerica BlackRock Tactical Allocation VP - Service Class	BlackRock Financial Management, Inc.
Investment Objective: Seeks capital appreciation with current income as secondary objective.
TA Greystone International Growth - Initial Class	Transamerica Greystone International Growth VP – Initial Class	Greystone Managed Investments Inc.
Investment Objective: Seeks capital growth.
TA Janus Balanced - Service Class	Transamerica Janus Balanced VP - Service Class	Janus Capital Management LLC
Investment Objective: Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
TA Janus Mid-Cap Growth - Initial Class	Transamerica Janus Mid-Cap Growth VP – Initial Class	Janus Capital Management LLC
Investment Objective: Seeks long-term Capital appreciation.
TA Jennison Growth - Initial Class	Transamerica Jennison Growth VP – Initial Class	Jennison Associates LLC
Investment Objective: Seeks long-term growth of capital.
TA JPMorgan Asset Allocation - Conservative - Initial Class	Transamerica JPMorgan Asset Allocation - Conservative VP - Initial Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks current income and preservation of capital.
TA JPMorgan Asset Allocation - Growth - Initial Class	Transamerica JPMorgan Asset Allocation - Growth VP - Initial Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks long-term capital appreciation.
52

UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)
SUBACCOUNT (1)	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
TA JPMorgan Asset Allocation - Moderate - Initial Class	Transamerica JPMorgan Asset Allocation - Moderate VP - Initial Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks capital appreciation and current income.
TA JPMorgan Asset Allocation - Moderate Growth - Initial Class	Transamerica JPMorgan Asset Allocation - Moderate Growth VP - Initial Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks capital appreciation with current income as secondary objective.
TA JPMorgan Core Bond - Initial Class	Transamerica JPMorgan Core Bond VP - Initial Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks total return, consisting of current income and capital appreciation.
TA JPMorgan Enhanced Index - Initial Class	Transamerica JPMorgan Enhanced Index VP – Initial Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500®.
TA JPMorgan International Moderate Growth - Initial Class	Transamerica JPMorgan International Moderate Growth VP - Initial Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks capital appreciation with current income as secondary objective.
TA JPMorgan Tactical Allocation - Initial Class	Transamerica JPMorgan Tactical Allocation VP - Initial Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks current income and preservation of capital.
TA Managed Risk - Balanced ETF - Service Class	Transamerica Managed Risk - Balanced ETF VP - Service Class	Milliman Financial Risk Management LLC
Investment Objective: Seeks to balance capital appreciation and income.
TA Managed Risk - Growth ETF - Service Class	Transamerica Managed Risk - Growth ETF VP - Service Class	Milliman Financial Risk Management LLC
Investment Objective: Seeks capital appreciation as a primary objective and income as a secondary objective.
TA Morgan Stanley Capital Growth - Initial Class	Transamerica Morgan Stanley Capital Growth VP - Initial Class	Morgan Stanley Investment Management Inc.
Investment Objective: Seeks to maximize long-term growth.
TA Multi-Managed Balanced - Initial Class	Transamerica Multi-Managed Balanced VP – Initial Class	J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC
Investment Objective: Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.
TA PIMCO Tactical - Balanced - Service Class	Transamerica PIMCO Tactical–Balanced VP–Service Class	Pacific Investment Management Company LLC
Investment Objective: Seeks a combination of capital appreciation and income.
TA PIMCO Tactical - Conservative - Service Class	Transamerica PIMCO Tactical–Conservative VP–Service Class	Pacific Investment Management Company LLC
Investment Objective: Seeks a combination of capital appreciation and income.
TA PIMCO Tactical - Growth - Service Class	Transamerica PIMCO Tactical–Growth VP–Service Class	Pacific Investment Management Company LLC
Investment Objective: Seeks a combination of capital appreciation and income.
TA PIMCO Total Return - Initial Class	Transamerica PIMCO Total Return VP – Initial Class	Pacific Investment Management Company LLC
Investment Objective: Seeks maximum total return consistent with preservation of capital and prudent investment management.
TA QS Investors Active Asset Allocation - Conservative - Service Class	Transamerica QS Investors Active Asset Allocation - Conservative VP - Service Class	QS Investors, LLC
Investment Objective: Seeks current income and preservation of capital.
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP - Service Class	QS Investors, LLC
Investment Objective: Seeks capital appreciation with current income as secondary objective.
TA Small/Mid Cap Value - Initial Class	Transamerica Small/Mid Cap Value VP - Initial Class	Systematic Financial Management L.P. & Thompson, Siegel & Walmsley LLC
Investment Objective: Seeks to maximize total return.
TA T. Rowe Price Small Cap - Initial Class	Transamerica T. Rowe Price Small Cap VP – Initial Class	T. Rowe Price Associates, Inc.
Investment Objective: Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
TA Torray Concentrated Growth - Initial Class	Transamerica Torray Concentrated Growth VP - Initial Class	Torray, LLC
Investment Objective: Seeks to achieve long-term growth of capital.
53

UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)
SUBACCOUNT (1)	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
TA WMC US Growth - Initial Class	Transamerica WMC US Growth VP – Initial Class	Wellington Management Company, LLP
Investment Objective: Seeks to maximize long-term growth.
(1)	Some subaccounts may be available for certain policies and may not be available for all policies. You should work with your registered representative to decide which subaccount(s) may be appropriate for you based on a thorough analysis of your particular insurance needs; financial objectives; investment goals; time horizons; and risk tolerance.
(2)	There can be no assurance that the Transamerica BlackRock Government Money Market VP - Service Class portfolio or the ProFund VP Government Money Market VP portfolio will be able to maintain a stable net asset value per share during extended periods of low interest rates, and partly as a result of policy charges, the yield on the TA BlackRock Government Money Market - Service Class subaccount or the ProFund VP Government Money Market VP subaccount may become extremely low and possibly negative.
(3)	Effective November 1, 2018, Transamerica Clarion Global Real Estate Securities VP subadvised CBRE Clarion Securities LLC was renamed Transamerica BlackRock Global Real Estate Securities VP and is subadvised by BlackRock Investment Management, LLC.
(4)	Effective November 1, 2018 Transamerica Aegon Government Money Market VP subadvised by Aegon USA Investment Management, LLC was renamed to Transamerica BlackRock Government Money Market VP and is subadvised by BlackRock Investment Management, LLC.
(5)	Effective November 1, 2018, Transamerica AB Dynamic Allocation VP subadvised by AllianceBernstein L.P. was renamed to Transamerica BlackRock Smart Beta 40 VP and is subadvised by BlackRock Investment Management, LLC.
* All underlying fund portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the sub-advisers unless otherwise indicated.
Certain subaccounts may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any subaccount at any time. In some cases, a subaccount not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a subaccount, please contact your financial intermediary or our Administrative Office.
54

CLOSED INVESTMENT OPTIONS:
The following subaccounts are only available to owners that held an investment in the subaccounts on May 1, 2003:
SUBACCOUNT	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
FIDELITY ® VARIABLE INSURANCE PRODUCTS FUND
Fidelity ® VIP Contrafund® Portfolio - Service Class 2	Fidelity ® VIP Contrafund® Portfolio - Service Class 2	Fidelity Management & Research Company
Investment Objective: Seeks long-term capital appreciation..
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	Fidelity VIP Growth Opportunities Portfolio - Service Class 2	Fidelity Management & Research Company
Investment Objective: Seeks to provide capital income.
The following subaccount was closed to new investments on December 12, 2005:
SUBACCOUNT	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
TRANSAMERICA SERIES TRUST – Initial Class
TA JPMorgan Mid Cap Value - Initial Class	Transamerica JPMorgan Mid Cap Value VP - Initial Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks growth from capital appreciation..
The following subaccount was closed to new investments on December 12, 2011:
SUBACCOUNT	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
FIDELITY ® VARIABLE INSURANCE PRODUCTS FUND
Fidelity VIP Equity-Income Portfolio – Service Class 2	Fidelity VIP Equity-Income Portfolio – Service Class 2	Fidelity Management & Research Company
Investment Objective: Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.
* All underlying fund portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the sub-advisers unless otherwise indicated.
55

APPENDIX B
CONDENSED FINANCIAL INFORMATION
The accumulation unit values (“AUV”) and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables. The number of accumulation units combines the units outstanding for several variable annuity policies issued by Transamerica Premier Life Insurance Company within each subaccount class.
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Access VP High Yield FundSM Subaccount Inception Date September 6, 2007	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$17.575053 $17.005174 $15.818871 $16.015674 $15.868720 $14.626 $12.996 $12.825 $11.175 $9.692	$17.225077 $17.575053 $17.005174 $15.818871 $16.015674 $15.868720 $14.626 $12.996 $12.825 $11.175	60,632.547 66,968.908 92,669.899 70,505.342 96,669.035 71,596.849 52,594 177,927 151,231 416,799
Fidelity ® VIP Contrafund® Portfolio - Service Class 2 Subaccount Inception Date May 1, 2000	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$25.905338 $21.603342 $20.333187 $20.532577 $18.646841 $14.439 $12.607 $13.149 $11.403 $8.535	$23.849382 $25.905338 $21.603342 $20.333187 $20.532577 $18.646841 $14.439 $12.607 $13.149 $11.403	484,925.759 528,151.992 563,697.225 654,258.406 763,798.173 833,903.731 930,277 1,042,833 1,201,203 1,387,429
Fidelity VIP Equity-Income Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$22.285332 $20.058954 $17.279045 $18.296445 $17.102396 $13.567 $11.753 $11.840 $10.447 $8.156	$20.099715 $22.285332 $20.058954 $17.279045 $18.296445 $17.102396 $13.567 $11.753 $11.840 $10.447	156,355.009 187,978.868 204,375.794 239,263.836 288,673.109 338,094.741 398,204 485,353 618,474 729,678
Fidelity VIP Growth Opportunities Portfolio - Service Class 2 Subaccount Inception Date May 1, 2000	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$18.589532 $14.047860 $14.235016 $13.702154 $12.411180 $9.150 $7.776 $7.733 $6.350 $4.427	$20.569737 $18.589532 $14.047860 $14.235016 $13.702154 $12.411180 $9.150 $7.776 $7.733 $6.350	87,965.245 101,590.281 113,815.184 121,598.210 142,829.378 170,083.196 208,397 233,053 260,669 325,556
ProFund VP Asia 30 Subaccount Inception Date September 6, 2007	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$10.158228 $7.751524 $7.809767 $8.738796 $9.002362 $7.940 $6.972 $9.684 $8.621 $5.669	$8.154400 $10.158228 $7.751524 $7.809767 $8.738796 $9.002362 $7.940 $6.972 $9.684 $8.621	64,443.322 82,300.564 70,230.782 108,131.893 153,272.133 184,802.700 156,288 133,347 350,587 367,162
56

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Basic Materials Subaccount Inception Date September 6, 2007	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$13.603016 $11.217667 $9.599314 $11.308108 $11.276288 $9.655 $9.025 $10.914 $8.532 $5.328	$11.045384 $13.603016 $11.217667 $9.599314 $11.308108 $11.276288 $9.655 $9.025 $10.914 $8.532	82,927.059 141,190.734 118,332.593 105,427.244 170,311.880 165,794.952 179,830 412,983 353,919 359,687
ProFund VP Bull Subaccount Inception Date June 12, 2006	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$19.001190 $16.143880 $14.927259 $15.205902 $13.832441 $10.810 $9.625 $9.759 $8.790 $7.168	$17.585538 $19.001190 $16.143880 $14.927259 $15.205902 $13.832441 $10.810 $9.625 $9.759 $8.790	132,426.784 261,832.698 201,190.279 221,060.550 427,769.158 351,128.298 160,356 201,555 238,450 601,238
ProFund VP Consumer Services Subaccount Inception Date September 6, 2007	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$22.703972 $19.448717 $18.928105 $18.333369 $16.530216 $11.984 $9.953 $9.566 $7.991 $6.194	$22.526522 $22.703972 $19.448717 $18.928105 $18.333369 $16.530216 $11.984 $9.953 $9.566 $7.991	86,502.668 88,967.937 92,901.798 131,880.192 128,129.383 143,570.950 89,464 210,912 71,315 9,284
ProFund VP Emerging Markets Subaccount Inception Date September 6, 2007	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$8.395687 $6.388258 $5.835046 $7.159979 $7.517359 $8.146 $7.751 $9.788 $9.042 $5.647	$7.014977 $8.395687 $6.388258 $5.835046 $7.159979 $7.517359 $8.146 $7.751 $9.788 $9.042	420,422.091 599,043.487 332,126.057 320,661.383 368,119.224 502,892.868 468,206 403,371 870,584 918,862
ProFund VP Europe 30 Subaccount Inception Date September 6, 2007	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$9.246377 $7.831715 $7.365848 $8.380616 $9.302362 $7.755 $6.745 $7.506 $7.415 $5.684	$7.829695 $9.246377 $7.831715 $7.365848 $8.380616 $9.302362 $7.755 $6.745 $7.506 $7.415	23,306.206 30,519.619 62,828.253 73,078.381 85,133.301 20,569.255 15,372 9,509 21,321 37,500
ProFund VP Falling U.S. Dollar Subaccount Inception Date September 6, 2007	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$6.678053 $6.243177 $6.724302 $7.576797 $8.790430 $9.096 $9.296 $9.690 $10.086 $9.899	$6.169777 $6.678053 $6.243177 $6.724302 $7.576797 $8.790430 $9.096 $9.296 $9.690 $10.086	2,841.031 2,923.104 3,642.197 7,571.951 5,808.620 15,305.852 15,319 25,521 23,862 40,388
57

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Financials Subaccount Inception Date September 6, 2007	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$10.210408 $8.759627 $7.702005 $7.928335 $7.119678 $5.466 $4.444 $5.229 $4.780 $4.214	$9.018556 $10.210408 $8.759627 $7.702005 $7.928335 $7.119678 $5.466 $4.444 $5.229 $4.780	213,571.532 252,002.603 249,179.638 185,325.049 360,936.424 427,215.563 130,149 163,946 277,364 285,741
ProFund VP Government Money Market Subaccount Inception Date June 12, 2006	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$9.126261 $9.251819 $9.379106 $9.508152 $9.639312 $9.772 $9.908 $10.044 $10.183 $10.322	$9.037257 $9.126261 $9.251819 $9.379106 $9.508152 $9.639312 $9.772 $9.908 $10.044 $10.183	262,291.077 185,407.472 183,153.859 402,626.675 512,679.975 410,399.705 656,356 866,891 320,885 662,299
ProFund VP International Subaccount Inception Date September 6, 2007	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$8.338147 $6.941537 $7.104212 $7.466703 $8.239303 $6.992 $6.116 $7.239 $6.809 $5.539	$6.926603 $8.338147 $6.941537 $7.104212 $7.466703 $8.239303 $6.992 $6.116 $7.239 $6.809	72,794.154 122,192.701 105,882.894 74,758.256 76,399.977 155,442.534 142,285 95,805 343,554 342,327
ProFund VP Japan Subaccount Inception Date September 6, 2007	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$9.343785 $7.998392 $8.076747 $7.740218 $7.603286 $5.201 $4.290 $5.340 $5.793 $5.324	$8.141953 $9.343785 $7.998392 $8.076747 $7.740218 $7.603286 $5.201 $4.290 $5.340 $5.793	15,704.109 16,758.642 28,836.879 46,915.194 28,212.393 49,727.194 2,121 37,433 2,299 8,895
ProFund VP Mid-Cap Subaccount Inception Date September 6, 2007	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$17.217607 $15.390459 $13.204039 $14.012441 $13.199102 $10.233 $8.981 $9.504 $7.769 $5.929	$14.794834 $17.217607 $15.390459 $13.204039 $14.012441 $13.199102 $10.233 $8.981 $9.504 $7.769	53,850.786 59,983.509 150,041.746 95,161.865 94,004.316 237,615.537 297,963 128,623 272,918 175,183
ProFund VP NASDAQ-100 Subaccount Inception Date June 12, 2006	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$32.497881 $25.275102 $24.348334 $22.976433 $19.911911 $15.037 $13.119 $13.111 $11.244 $7.500	$31.447479 $32.497881 $25.275102 $24.348334 $22.976433 $19.911911 $15.037 $13.119 $13.111 $11.244	114,044.029 120,294.279 115,116.515 130,452.280 172,280.774 157,769.767 207,261 169,163 114,383 161,621
58

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Oil & Gas Subaccount Inception Date September 6, 2007	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$8.728508 $9.140528 $7.463220 $9.876064 $11.235374 $9.182 $9.049 $8.974 $7.727 $6.784	$6.866598 $8.728508 $9.140528 $7.463220 $9.876064 $11.235374 $9.182 $9.049 $8.974 $7.727	152,347.430 166,909.690 212,584.313 191,517.652 244,360.587 252,137.596 274,546 506,579 627,073 669,089
ProFund VP Pharmaceuticals Subaccount Inception Date September 6, 2007	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$18.622000 $17.109881 $18.021663 $17.496558 $14.863873 $11.450 $10.381 $9.064 $9.147 $7.935	$17.225145 $18.622000 $17.109881 $18.021663 $17.496558 $14.863873 $11.450 $10.381 $9.064 $9.147	56,173.831 62,447.040 79,050.158 121,149.198 179,704.867 91,266.095 76,218 224,426 56,601 58,483
ProFund VP Precious Metals Subaccount Inception Date September 6, 2007	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$4.586418 $4.417309 $2.874526 $4.340896 $5.781563 $9.447 $11.211 $14.072 $10.734 $8.043	$3.913547 $4.586418 $4.417309 $2.874526 $4.340896 $5.781563 $9.447 $11.211 $14.072 $10.734	251,738.699 229,792.629 187,069.978 181,234.182 234,735.458 268,800.615 369,731 433,770 417,284 365,199
ProFund VP Short Emerging Markets Subaccount Inception Date September 6, 2007	2018 017 2016 2015 2014 2013 2012 2011 2010 2009	$2.492187 $3.502014 $4.239427 $3.854765 $4.026694 $4.093 $4.773 $4.373 $5.436 $10.747	$2.766927 $2.492187 $3.502014 $4.239427 $3.854765 $4.026694 $4.093 $4.773 $4.373 $5.436	39,556.829 41,716.210 25,472.898 190,585.883 44,580.439 34,849.093 39,404 43,703 72,257 23,920
ProFund VP Short International Subaccount Inception Date September 6, 2007	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$3.335807 $4.261846 $4.592142 $4.839456 $4.773570 $6.128 $7.783 $7.752 $9.214 $13.402	$3.798546 $3.335807 $4.261846 $4.592142 $4.839456 $4.773570 $6.128 $7.783 $7.752 $9.214	3,868.376 4,016.355 6,101.057 5,732.501 6,561.979 12,119.832 14,323 17,245 21,465 51,747
ProFund VP Short NASDAQ-100 Subaccount Inception Date September 6, 2007	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$1.419356 $1.925233 $2.170466 $2.531004 $3.183492 $4.573 $5.710 $6.468 $8.321 $14.219	$1.359250 $1.419356 $1.925233 $2.170466 $2.531004 $3.183492 $4.573 $5.710 $6.468 $8.321	88,993.448 83,109.270 89,281.985 98,305.824 194,330.533 51,076.712 59,693 51,755 62,355 23,037
59

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Short Small-Cap Subaccount Inception Date June 12, 2006	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$1.441192 $1.703198 $2.202666 $2.252013 $2.515774 $3.711 $4.643 $5.179 $7.391 $11.082	$1.568890 $1.441192 $1.703198 $2.202666 $2.252013 $2.515774 $3.711 $4.643 $5.179 $7.391	518,667.298 520,096.551 241,813.581 38,108.826 37,844.618 23,750.677 51,238 66,168 37,463 84,201
ProFund VP Small-Cap Subaccount Inception Date June 12, 2006	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$18.367887 $16.565713 $14.034648 $15.173002 $15.013427 $11.097 $9.807 $10.540 $8.565 $6.889	$15.777452 $18.367887 $16.565713 $14.034648 $15.173002 $15.013427 $11.097 $9.807 $10.540 $8.565	34,702.173 83,290.861 95,163.695 82,481.045 64,471.160 257,852.225 235,470 164,484 194,854 129,744
ProFund VP Small-Cap Value Subaccount Inception Date September 6, 2007	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$17.082931 $15.788224 $12.431448 $13.743193 $13.169900 $9.700 $8.468 $8.954 $7.436 $6.262	$14.450996 $17.082931 $15.788224 $12.431448 $13.743193 $13.169900 $9.700 $8.468 $8.954 $7.436	22,271.813 75,856.172 120,070.686 30,290.516 47,117.591 143,574.375 46,574 146,544 30,586 120,527
ProFund VP Telecommunications Subaccount Inception Date September 6, 2007	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$10.930862 $11.323944 $9.438108 $9.426815 $9.505007 $8.600 $7.485 $7.450 $6.530 $6.170	$9.150967 $10.930862 $11.323944 $9.438108 $9.426815 $9.505007 $8.600 $7.485 $7.450 $6.530	24,016.243 41,518.753 120,365.515 77,936.444 12,653.170 12,436.994 223,340 11,184 161,026 24,989
ProFund VP UltraSmall-Cap Subaccount Inception Date September 6, 2007	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$17.070521 $13.825049 $10.042197 $11.701077 $11.259263 $6.116 $4.789 $5.983 $4.087 $2.956	$12.296309 $17.070521 $13.825049 $10.042197 $11.701077 $11.259263 $6.116 $4.789 $5.983 $4.087	113,327.823 101,497.284 78,914.753 76,756.320 139,206.077 268,258.731 109,197 166,751 185,413 175,371
ProFund VP U.S. Government Plus Subaccount Inception Date September 6, 2007	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$17.226650 $15.953565 $16.226228 $17.437123 $12.963537 $16.251 $16.321 $11.531 $10.618 $15.979	$16.066229 $17.226650 $15.953565 $16.226228 $17.437123 $12.963537 $16.251 $16.321 $11.531 $10.618	31,269.679 32,849.497 79,213.899 41,383.148 102,928.245 34,238.558 78,543 105,964 70,573 55,121
60

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Utilities Subaccount Inception Date September 6, 2007	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$15.207037 $13.936557 $12.279884 $13.303596 $10.716034 $9.589 $9.711 $8.379 $8.019 $7.343	$15.428491 $15.207037 $13.936557 $12.279884 $13.303596 $10.716034 $9.589 $9.711 $8.379 $8.019	63,421.662 71,044.429 125,422.972 78,362.890 99,037.204 76,998.437 243,137 490,845 295,606 368,063
TA Aegon High Yield Bond - Initial Class Subaccount Inception Date May 1, 2003	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	22.617565 $21.344645 $18.764018 $19.865571 $19.373178 $18.429 $15.923 $15.410 $13.897 $9.571	$21.779281 $22.617565 $21.344645 $18.764018 $19.865571 $19.373178 $18.429 $15.923 $15.410 $13.897	139,862.110 188,985.653 250,749.089 273,466.243 323,418.571 473,645.900 811,226 790,360 930,927 742,537
TA Aegon U.S. Government Securities - Initial Class Subaccount Inception Date May 1, 2002	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$14.116510 $13.943162 $14.095533 $14.278755 $13.834624 $14.349 $13.839 $13.041 $12.666 $12.294	$13.956361 $14.116510 $13.943162 $14.095533 $14.278755 $13.834624 $14.349 $13.839 $13.041 $12.666	190,353.335 214,815.963 273,732.781 292,650.621 334,345.624 419,619.527 557,287 893,106 823,656 755,206
TA Barrow Hanley Dividend Focused - Initial Class Subaccount Inception Date May 1, 1996	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$40.919788 $35.636732 $31.444593 $33.073730 $29.898186 $23.277 $21.128 $20.853 $19.145 $17.030	$35.710464 $40.919788 $35.636732 $31.444593 $33.073730 $29.898186 $23.277 $21.128 $20.853 $19.145	782,688.113 853,225.551 906,534.276 1,047,381.127 1,246,045.974 1,392,110.492 1,491,690 1,725,495 2,065,792 1,601,623
TA BlackRock Global Real Estate Securities - Initial Class(1) Subaccount Inception Date May 1, 1998	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$34.756793 $31.658663 $31.901254 $32.543740 $29.057844 $28.360 $22.961 $24.698 $21.652 $16.456	$30.815974 $34.756793 $31.658663 $31.901254 $32.543740 $29.057844 $28.360 $22.961 $24.698 $21.652	330,771.276 366,882.715 427,880.701 483,636.619 533,209.754 597,259.967 726,086 821,421 925,531 1,068,476
TA BlackRock Government Money Market - Initial Class(2) Subaccount Inception Date December 3, 1992	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$12.758097 $12.935572 $13.115456 $13.298405 $13.483904 $13.672 $13.864 $14.057 $14.253 $14.434	$12.808139 $12.758097 $12.935572 $13.115456 $13.298405 $13.483904 $13.672 $13.864 $14.057 $14.253	1,338,176.194 945,402.745 1,261,935.349 1,338,876.259 1,839,298.169 1,717,533.638 1,967,208 2,998,242 2,907,575 3,531,904
61

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA BlackRock Smart Beta 40 - Initial Class(3) Subaccount Inception Date May 1, 2002	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$17.792294 $16.439055 $16.305958 $16.546813 $15.894718 $15.037 $14.366 $14.308 $13.275 $10.252	$16.819372 $17.792294 $16.439055 $16.305958 $16.546813 $15.894718 $15.037 $14.366 $14.308 $13.275	81,361.846 88,809.384 99,069.169 121,342.584 143,167.006 160,463.340 172,770 434,634 532,782 517,560
TA BlackRock Tactical Allocation - Service Class Subaccount Inception Date April 29, 2014	2018 2017 2016 2015 2014	$11.624544 $10.553960 $10.200696 $10.356405 $10.030528	$10.957203 $11.624544 $10.553960 $10.200696 $10.356405	236,110.783 273,061.182 292,157.130 285,957.380 298,400.784
TA Greystone International Growth - Initial Class Subaccount Inception Date January 2, 1997	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$18.753769 $14.943989 $15.140752 $15.341020 $16.404620 $14.086 $11.693 $13.183 $12.097 $9.245	$15.218905 $18.753769 $14.943989 $15.140752 $15.341020 $16.404620 $14.086 $11.693 $13.183 $12.097	1,032,500.483 1,178,057.070 1,207,487.764 1,326,526.173 1,605,183.481 1,707,346.489 1,824,036 1,960,716 2,358,691 2,548,529
TA Janus Balanced - Service Class Subaccount Inception Date November 19, 2009	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$1.425288 $1.238015 $1.205646 $1.221037 $1.148231 $0.978 $0.882 $1.002 $0.986 $0.987	$1.404586 $1.425288 $1.238015 $1.205646 $1.221037 $1.148231 $0.978 $0.882 $1.002 $0.986	1,049,695.745 958,772.090 868,529.484 858,459.015 848,109.815 862,600.039 565,438 734,730 715.920 356,277
TA Janus Mid-Cap Growth - Initial Class Subaccount Inception Date March 1, 1993	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$75.129006 $59.048412 $61.122104 $65.261933 $66.165999 $48.218 $44.826 $48.722 $36.895 $23.301	$73.183235 $75.129006 $59.048412 $61.122104 $65.261933 $66.165999 $48.218 $44.826 $48.722 $36.895	590,772.433 657,816.110 746,797.643 832,182.810 932,207.804 1,092,713.582 1,237,160 1,486,671 1,361,782 1,524,386
TA Jennison Growth - Initial Class Subaccount Inception Date April 29, 2010	2018 2017 2016 2015 2014 2013 2012 2011 2010	$24.870086 $18.482389 $19.054520 $17.343683 $15.993927 $11.777 $10.316 $10.527 $10.000	$24.313643 $24.870086 $18.482389 $19.054520 $17.343683 $15.993927 $11.777 $10.316 $10.527	503,385.571 553,369.273 616,214.927 903,387.302 816,424.063 897,674.405 846,567 976,540 921,901
62

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$18.509572 $16.636863 $16.123798 $16.675867 $16.547157 $15.342 $14.478 $14.300 $13.311 $10.779	$17.526444 $18.509572 $16.636863 $16.123798 $16.675867 $16.547157 $15.342 $14.478 $14.300 $13.311	1,039,179.738 1,224,165.835 1,360,060.590 1,598,677.959 1,978,551.715 2,289,582.116 3,232,882 3,227,329 3,861,273 4,461,289
TA JPMorgan Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002)	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$22.224158 $18.080448 $17.282649 $17.869579 $17.638309 $14.104 $12.702 $13.617 $12.012 $9.383	$19.637584 $22.224158 $18.080448 $17.282649 $17.869579 $17.638309 $14.104 $12.702 $13.617 $12.012	1,827,774.343 1,968,790.821 2,164,774.371 2,465,100.638 3,211,219.886 3,632,513.372 3,905,346 4,593,978 5,571,331 6,446,434
TA JPMorgan Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$20.306123 $17.678421 $16.980381 $17.610295 $17.376133 $15.524 $14.385 $14.501 $13.322 $10.687	$18.997538 $20.306123 $17.678421 $16.980381 $17.610295 $17.376133 $15.524 $14.385 $14.501 $13.322	2,013,482.804 2,157,155.163 2,397,442.035 2,834,839.851 3,692,010.691 4,295,849.999 4,861,833 5,930,674 7,639,880 8,769,429
TA JPMorgan Asset Allocation - Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$21.462503 $18.169326 $17.291048 $17.933619 $17.728700 $15.058 $13.801 $14.281 $12.846 $10.164	$19.668175 $21.462503 $18.169326 $17.291048 $17.933619 $17.728700 $15.058 $13.801 $14.281 $12.846	3,193,785.949 3,541,842.231 4,092,391.122 4,667,758.473 5,947,816.235 7,054,168.074 7,605,802 8,914,351 10,000,906 11,541,479
TA JPMorgan Core Bond - Initial Class Subaccount Inception Date December 3,1992	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$27.436756 $26.836827 $26.575701 $26.783613 $25.785189 $26.637 $25.730 $24.263 $22.730 $21.033	$27.077576 $27.436756 $26.836827 $26.575701 $26.783613 $25.785189 $26.637 $25.730 $24.263 $22.730	626,751.620 667,054.051 715,015.606 680,684.642 878,236.575 931,329.877 1,396,066 1,367,473 1,412,094 1,710,872
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date May 1, 2002	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$26.192446 $21.920957 $19.961165 $20.255581 $17.987584 $13.764 $11.996 $12.074 $10.630 $8.318	$24.275867 $26.192446 $21.920957 $19.961165 $20.255581 $17.987584 $13.764 $11.996 $12.074 $10.630	326,577.837 366,457.357 329,773.443 443,526.594 568,313.215 545,379.842 434,876 297,195 442,788 227,794
63

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan International Moderate Growth - Initial Class Subaccount Inception Date May 1, 2006)	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$12.538437 $10.439662 $10.457835 $10.781151 $10.984137 $9.881 $8.883 $9.724 $8.923 $6.976	$10.931857 $12.538437 $10.439662 $10.457835 $10.781151 $10.984137 $9.881 $8.883 $9.724 $8.923	105,629.799 114,194.445 127,758.801 157,737.390 211,235.998 251,541.535 326,099 430,916 476,182 464,982
TA JPMorgan Mid Cap Value - Initial Class Subaccount Inception Date May 3, 1999	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$38.226369 $34.157480 $30.223990 $31.509063 $27.713933 $21.319 $17.937 $17.829 $14.699 $11.791	$33.245143 $38.226369 $34.157480 $30.223990 $31.509063 $27.713933 $21.319 $17.937 $17.829 $14.699	201,796.101 226,795.730 249,656.971 268,355.101 326,497.603 370,873.885 417,689 495,134 596,704 701,730
TA JPMorgan Tactical Allocation - Initial Class Subaccount Inception Date March 1, 1994	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$37.356207 $34.830167 $33.808929 $34.319089 $32.667302 $31.395 $29.556 $28.919 $29.357 $28.569	$35.755792 $37.356207 $34.830167 $33.808929 $34.319089 $32.667302 $31.395 $29.556 $28.919 $29.357	419,838.833 478,066.571 536,910.494 612,482.543 736,138.216 814,019.386 948,066 1,135,293 1,402,094 1,711,900
TA Managed Risk - Balanced ETF - Service Class Subaccount Inception Date May 1, 2008	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$13.798830 $12.333954 $12.053844 $12.442802 $12.068013 $10.982 $10.273 $10.266 $9.405 $8.183	$12.988645 $13.798830 $12.333954 $12.053844 $12.442802 $12.068013 $10.982 $10.273 $10.266 $9.405	106,824.887 155,436.118 135,401.341 125,790.481 233,291.201 158,022.751 51,301 36,196 38,241 14,478
TA Managed Risk - Growth ETF - Service Class Subaccount Inception Date May 1, 2008	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$14.457009 $12.373297 $11.986436 $12.596982 $12.285492 $10.488 $9.534 $9.778 $8.774 $7.222	$13.235794 $14.457009 $12.373297 $11.986436 $12.596982 $12.285492 $10.488 $9.534 $9.778 $8.774	249,786.916 239,195.106 219,150.013 228,129.997 302,360.583 216,973.371 203,958 198,444 211,869 176,508
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date May 3, 1999	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$41.454641 $29.272040 $30.368066 $27,546123 $26.349811 $18.023 $15.817 $17.027 $13.548 $10.740	$43.610910 $41.454641 $29.272040 $30.368066 $27,546123 $26.349811 $18.023 $15.817 $17.027 $13.548	560,617.912 606,900.361 613,493.360 743,796.504 824,938.430 890,548.292 979,617 1,139,134 1,348,084 1,497,738
64

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date May 1, 2002	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$25.901738 $23.010464 $21.628589 $21.884434 $20.026114 $17.195 $15.490 $15.097 $12.334 $9.902	$24.607563 $25.901738 $23.010464 $21.628589 $21.884434 $20.026114 $17.195 $15.490 $15.097 $12.334	2,031,888.008 2,254,815.664 2,465,532.288 2,736,886.588 3,244,314.462 3,441,117.220 3,659,012 4,208,765 4,823,163 522,122
TA PIMCO Tactical - Balanced - Service Class Subaccount Inception Date November 19, 2009	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$1.193522 $1.080159 $1.039326 $1.081404 $1.016911 $0.922 $0.926 $0.972 $1.021 $0.998	$1.095302 $1.193522 $1.080159 $1.039326 $1.081404 $1.016911 $0.922 $0.926 $0.972 $1.021	281,929.061 286,944.034 307,067.157 421,378.216 457,893.208 1,103,306.571 741,986 1,137,182 1,135,156 236,826
TA PIMCO Tactical - Conservative - Service Class Subaccount Inception Date November 19, 2009	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$1.122806 $1.031284 $0.996102 $1.031463 $.961983 $0.902 $0.901 $0.987 $1.023 $0.997	$1.050227 $1.122806 $1.031284 $0.996102 $1.031463 $.961983 $0.902 $0.901 $0.987 $1.023	468,550.021 372,815.928 450,436.408 442,633.685 655,398.205 578,171.090 789,753 1,572,785 1,033,424 100,005
TA PIMCO Tactical - Growth - Service Class Subaccount Inception Date November 19, 2009	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$1.166929 $1.030437 $0.996293 $1.046403 $.997283 $0.866 $0.872 $1.000 $1.021 $0.996	$1.062333 $1.166929 $1.030437 $0.996293 $1.046403 $.997283 $0.866 $0.872 $1.000 $1.021	282,406.488 295,035.912 276,828.891 325,682.161 367,036.433 309,683.434 324,848 481,339 601,088 118,129
TA PIMCO Total Return - Initial Class Subaccount Inception Date May 1, 2002	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$16.624809 $16.071783 $15.865943 $15.977786 $15.478091 $16.105 $15.185 $14.489 $13.706 $11.977	$16.286723 $16.624809 $16.071783 $15.865943 $15.977786 $15.478091 $16.105 $15.185 $14.489 $13.706	828,128.968 995,647.668 1,134,604.758 1,284,935.826 1,297,398.149 1,615,284.168 2,414,479 2,304,667 2,359,182 2,485,476
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount Inception Date December 9, 2011	2018 2017 2016 2015 2014 2013 2012 2011	$12.263969 $11.132899 $10.997182 $11.420770 $11.177589 $10.586 $10.053 $10.000	$11.744290 $12.263969 $11.132899 $10.997182 $11.420770 $11.177589 $10.586 $10.053	10,437.498 13,803.762 14,298.453 19,541.691 47,454.253 36,109.176 18,379 12,659
65

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount Inception Date December 9, 2011	2018 2017 2016 2015 2014 2013 2012 2011	$13.913821 $11.726955 $11.661353 $12.651363 $12.427705 $10.816 $9.886 $10.000	$12.904082 $13.913821 $11.726955 $11.661353 $12.651363 $12.427705 $10.816 $9.886	77,273.119 81,818.958 92,293.944 170,605.062 188,973.893 120,097.196 152,788 173,245
TA Small/Mid Cap Value - Initial Class Subaccount Inception Date May 3, 2004	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$38.992024 $34.214832 $28.641739 $29.791257 $28.708285 $21.355 $18.606 $19.381 $15.069 $10.670	$34.044688 $38.992024 $34.214832 $28.641739 $29.791257 $28.708285 $21.355 $18.606 $19.381 $15.069	939,347.316 1,067,607.061 1,178,657.222 1,249,547.932 1,718,657.949 1,988,683.040 608,966 859,743 942,081 1,110,207
TA T. Rowe Price Small Cap - Initial Class Subaccount Inception Date May 3, 1999	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$37.334887 $30.930545 $28.198406 $27.913912 $26.564854 $18.697 $16.388 $16.341 $12.326 $9.011	$34.209055 $37.334887 $30.930545 $28.198406 $27.913912 $26.564854 $18.697 $16.388 $16.341 $12.326	418,819.904 440,977.477 497,289.708 565,783.129 664,113.380 729,572.490 739,472 750,309 953,175 974,497
TA Torray Concentrated Growth - Initial Class Subaccount Inception Date April 30, 2009	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$30.787912 $25.030149 $23.777600 $24.496001 $22.581789 $17.203 $14.894 $15.452 $13.148 $10.00	$29.279148 $30.787912 $25.030149 $23.777600 $24.496001 $22.581789 $17.203 $14.894 $15.452 $13.148	283,381.741 300,617.608 321,979.249 432,419.654 476,459.973 508,367.234 490,954 499,675 402,885 433,065
TA WMC US Growth - Initial Class Subaccount Inception Date May 1, 2002	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$28.883208 $22.668067 $22.356201 $21.216391 $19.363417 $14.822 $13.282 $13.990 $12.041 $9.450	$28.542218 $28.883208 $22.668067 $22.356201 $21.216391 $19.363417 $14.822 $13.282 $13.990 $12.041	4,999,843.375 5,639,781.363 6,339,997.451 7,022,054.790 8,165,763.664 9,080,490.897 10,318,961 11,844,893 9,505,462 10,992,395
(1)	Effective November 1, 2018, TA Clarion Global Real Estate Securities was renamed TA BlackRock Global Real Estate Securities.
(2)	Effective November 1, 2018, TA Aegon Government Money Market was renamed to TA BlackRock Government Money Market.
(3)	Effective November 1, 2018, TA AB Dynamic Allocation was renamed to TA BlackRock Smart Beta 40.
66

APPENDIX C
guaranteed minimum income benefit rider (No longer available)
The Guaranteed Minimum Income Benefit Rider assures you of a minimum level of income in the future by guaranteeing a “minimum annuitization value.'' By selecting this rider, you are guaranteed a future minimum level of income under the rider's fixed or variable payment options based on the minimum annuitization value, regardless of the performance of the underlying investment portfolios. (If you select the Guaranteed Minimum Income Benefit Rider, we may restrict the subaccounts to which you may allocate purchase payments or transfer annuity value. Any such restriction will not affect the allocations you made before we put the restriction in place.)
You may purchase the rider when we issue your policy or anytime before the annuitant's 85th birthday.
You can annuitize under the rider (subject to the conditions described below) using the greater of the annuity value or the minimum annuitization value. If you annuitize under the rider before the 10th rider anniversary, the following restrictions will apply:
•	you may not annuitize under the Term Certain fixed annuity payment option;
•	we will adjust the age(s) we use to determine the applicable annuity factors by adjusting them down by one year for each complete year that the rider is short of being in force for 10 years at the time you annuitize. This will reduce the amount of your annuity payments.
See Annuity Payment Options Under the Rider below, and Annuity Factor Age Adjustment in the SAI for more information.
Minimum Annuitization Value. If you purchase the rider at issue, the minimum annuitization value is the annuity value on that date. If you purchase the rider at a future date, the minimum annuitization value would be:
•	the annuity value on the date the rider is issued, plus
•	any additional premiums paid after the rider date, minus
•	an adjustment for any withdrawals made after the rider date
•	accumulated at the annual growth rate, plus
•	any premium taxes.
The annual growth rate is currently 6% per year. For policies issued in a few states, this rate will be less than 6%. We may, at our discretion, change the rate in the future for new riders, including upgrades, but the rate will never be less than 3% per year. Once the rider is added to your policy, the annual growth rate, the rider charge, the rider charge waiver threshold, the guaranteed minimum payment fee and the waiting period before you can annuitize under the rider, without the annuity factor age adjustment, will not change unless you upgrade the rider. Withdrawals may reduce the minimum annuitization value on a basis greater than dollar-for-dollar. See the SAI for more information.
The minimum annuitization value is used solely to calculate the annuity payments and charges under the rider and adjustments to withdrawals. This value does not establish or guarantee an annuity value or guarantee performance of any subaccount. If you choose to annuitize under the rider, we will use the greater of your annuity value or your minimum annuitization value (less any outstanding loan amount and any loan interest you owe) to determine the amount of your fixed or variable annuity payments under the rider. The minimum annuitization value may not be used to annuitize with any of the annuity payment options under the policy.
Annuity Payment Options Under the Rider. The only payment options available under the rider are the following fixed and variable annuity options:
Fixed Annuity Payment Options:
•	Term Certain – Level payments will be made for 15 years based on a guaranteed interest rate of 3%. This interest rate will not increase even if current interest rates are higher when you annuitize. This annuity payment option is not available if you annuitize under the rider before the 10th anniversary of rider purchase or later upgrade.
Variable Annuity Payment Options:
•	Life Income - An election may be made for “No Period Certain,'' “10 Years Certain,'' or ”Installment Refund.'' Installment Refund is an annuity payment option that guarantees the return of the minimum annuitization value. The period certain for an installment refund is the shortest period, in months, that guarantees the return of the minimum annuitization value. Payments will be made as long as the annuitant is living. In the event of the death of the annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.
•	Joint and Full Survivor - An election may be made for “No Period Certain,'' ”10 Years Certain,'' or “Installment Refund.''
67

guaranteed minimum income benefit rider (No longer available) — (Continued)
Payments will be made as long as either the annuitant or joint annuitant is living. In the event of the death of both the annuitant and joint annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.
Before you annuitize under the rider’s variable annuity options, you may transfer values from one subaccount to another. In the future, we may restrict the subaccounts to which you may transfer annuity value. After the maturity date, no transfers may be made to or from the fixed account, and we reserve the right to limit transfers among the subaccounts to once per year.
Note Carefully: The death benefit payable after you annuitize under the rider will be affected by the annuity option you choose.
If:
•	you choose Life Income with No Period Certain or Joint and Full Survivor with No Period Certain; and
•	the annuitant dies, for examples, before the due date of the second annuity payment,
Then:
•	we will make only one annuity payment and there will be no death benefit payable.
Annuity Factor Age Adjustment. If you annuitize under one of the rider's variable options before the 10th rider anniversary, the first payment will be calculated with an annuity factor age adjustment which subtracts up to 9 years from the annuitant's age (age 85 if the annuitant's age is at least 85). This results in all payments being lower than if an annuity factor age adjustment was not used. See the SAI for information concerning the calculation of the initial payment. The age adjustment is as follows:
Number of Complete Years Since the Rider Date	Age Adjustment: Number of Years Subtracted From Your Age
1	9
2	8
3	7
4	6
5	5
6	4
7	3
8	2
9	1
10 or more	0
Minimum Annuitization Value Upgrade. You can elect, in writing, to upgrade the minimum annuitization value to the current annuity value at any time after the first rider anniversary and before the annuitant's 85th birthday (earlier if required by your state). For your convenience, we will put the last date to upgrade on page one of the rider.
If you elect to upgrade, the current rider will terminate, we will assess the rider charge, and a new rider will be issued. The new rider will have a new rider date, a new waiting period before you can annuitize under the rider, a new annual growth rate, a new rider charge waiver threshold and new guaranteed benefits and charges. The rider anniversary will be measured from the new rider's issue date, so that annuitizing prior to the new rider's 10th anniversary will result in an annuity factor age adjustment, and the term certain fixed annuity payment option may not be selected. The benefits and charges under the new rider may not be as advantageous as the previous rider's benefits and charges prior to upgrading.
It generally will not be to your advantage to upgrade unless your annuity value exceeds your minimum annuitization value on the applicable rider anniversary.
Conditions to Annuitize Under the Rider. You can only annuitize under the rider within 30 days after a rider anniversary. In the case of an upgrade of the minimum annuitization value, you cannot annuitize before the new rider's first rider anniversary. You cannot annuitize under the rider after the 30-day period following the rider anniversary after the annuitant's 89th birthday (earlier if required by your state). For your convenience, we will put the last date to annuitize under the rider on page one of the rider.
68

guaranteed minimum income benefit rider (No longer available) — (Continued)
Note Carefully:
•	You may only annuitize under the rider at the times indicated above. If you annuitize at any other time, you lose the benefit of the rider.
•	If you annuitize under the rider before the 10th rider anniversary, there will be an annuity factor age adjustment. See Annuity Factor Age Adjustment above.
Payments under the Rider. If you elect a variable annuity payment option under the rider, we guarantee that future annuity payments under the rider will never be less than the initial annuity payment. See the SAI for information concerning the calculation of the initial payment. We will also “stabilize'' the payments (hold them constant) during each rider year.
During the first rider year after you annuitize under the rider, each payment will equal the initial payment. On each rider anniversary thereafter, the variable annuity payment will increase or decrease (but never below the initial payment) depending on the performance of the subaccounts you selected, and then be held constant at that amount for that rider year. The payments starting on each rider anniversary will equal the greater of the initial variable annuity payment or the payment that can be supported by the number of annuity units in the subaccounts on the rider anniversary. We will calculate each subsequent payment using a 5% assumed investment return. The portfolio in which you are invested must grow at a rate greater than the 5% assumed investment return, plus the separate guaranteed minimum payment fee of 1.10% and mortality and expense risk and administrative charges of 1.40% annually, in order to increase the dollar amount of variable annuity payments. Annuity payments may decline in value if investment returns do not grow at this rate, but your payment will never be less than the initial payment. See the SAI for additional information concerning how payments are determined under the rider.
Rider Charge Before Annuitization. Prior to annuitization, a rider charge, currently 0.35% annually of the minimum annuitization value, is deducted from the annuity value on each rider anniversary and pro rata on the termination date of the rider (including policy surrender and upgrades of the minimum annuitization value). The annual rider charge after an upgrade is currently 0.35%, but we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.35%) may be higher if you upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50%). We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of annuity value in each account. This charge is deducted even if the annuity value exceeds the minimum annuitization value.
We will waive the rider charge on any rider anniversary if the annuity value exceeds the rider charge waiver threshold (guaranteed 2.0) times the minimum annuitization value. For instance, if your annuity value on the seventh rider anniversary is $100,000, your minimum annuitization value is $45,000 and the rider charge waiver threshold is 2.0, we will waive the rider charge on that anniversary because $100,000 is greater than $90,000 ($45,000 X 2.0). We may, at our discretion, change the rider charge waiver threshold in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.5.
Rider Charge After Annuitization. If you annuitize under a variable annuity payment option of the rider, a daily guaranteed minimum payment fee, equal to an annual rate of 1.10% of the daily net asset values in the subaccounts, plus the mortality and expense risk and administrative charges of 1.40%, are reflected in the amount of the variable payments you receive. We may change the guaranteed minimum payment fee in the future, if you choose to upgrade the minimum annuitization value or for future issues of the rider, but it will never be greater than 2.10%.
Termination. You have the option to terminate the rider at any time after the first rider anniversary by sending us written notification to our Administrative Office. You have the option not to annuitize under the rider but we will not refund any charges you have paid and you will not be able to use the minimum annuitization value. The rider will terminate upon the earliest of the following:
•	annuitization that is not under the rider;
•	the date you elect to upgrade (although a new rider will be issued);
•	the date we receive your complete written request to terminate the rider;
•	the date your policy terminates or is surrendered;
•	30 days following the rider anniversary after the annuitant's 89th birthday (earlier if required by your state); or
•	the date of death of annuitant when the death benefit proceeds are payable to the beneficiary.
However, if the change in annuitant is due to the death of an annuitant who is not an owner, then you may name a new annuitant and the then-current rider will remain in effect.
69

guaranteed minimum income benefit rider (No longer available) — (Continued)
The rider does not establish or guarantee annuity value or guarantee performance of any subaccount. Because the rider guarantees a minimum level of income, the level of income that it guarantees may be less than the level that might be provided by application of the annuity value at the policy's applicable annuity factors. Therefore, the rider should be regarded as a safety net. The costs of annuitizing under the rider include the guaranteed minimum payment fee, the mortality and expense risk and administrative charges and also the lower levels inherent in the annuity tables used for the minimum payouts. These costs should be balanced against the benefits of a minimum payout level.
The rider may vary by state and is not available in all states. We recommend that you consult your tax adviser before you purchase this rider.
70

STATEMENT OF ADDITIONAL INFORMATION
WRL FREEDOM WEALTH CREATOR®
Issued through
WRL SERIES ANNUITY ACCOUNT
Offered by
TRANSAMERICA PREMIER LIFE INSURANCE COMPANY
This Statement of Additional Information expands upon subjects discussed in the current prospectus for the WRL Freedom Wealth Creator® offered by Transamerica Premier Life Insurance Company. You may obtain a copy of the current prospectus, dated May 1, 2019, by calling (800) 851-9777, or write us at: Transamerica Premier Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy are incorporated in this Statement of Additional Information.
This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectuses for the policy and the underlying fund portfolios.
Dated: May 1, 2019

ii

GLOSSARY OF TERMS
accumulation period—The period between the policy date and the maturity date while the policy is in force.
accumulation unit value—An accounting unit of measure we use to calculate subaccount values during the accumulation period.
Administrative Office—Transamerica Premier Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499, (800) 851-9777.
age—The issue age, which is annuitant’s age on the birthday nearest the policy date, plus the number of completed policy years. When we use the term “age” in this SAI, it has the same meaning as “attained age” in the policy.
annuitant - The person on whose life any annuity payments involving life contingencies will be based.
annuity unit value—An accounting unit of measure we use to calculate annuity payments from the subaccounts after the maturity date.
annuity value—The sum of the separate account value and the fixed account value at the end of any valuation period.
beneficiary(ies)—The person(s) who has the right to the death benefit as set forth in the policy.
cash value—The annuity value less any applicable premium taxes, any withdrawal charge, any loans and unpaid accrued interest, the annual policy charge and any rider charges.
Code—The Internal Revenue Code of 1986, as amended.
death benefit proceeds—If an owner who is the annuitant dies during the accumulation period, the death benefit proceeds are the amount, if any, payable under the death benefit described in your policy .
death claim day—Any day after the death report day on which we receive a beneficiary’s completed election form regarding payment of his/her portion of the death benefit proceeds that are payable upon the death of an owner who is the annuitant.
death report day—The valuation date on which we have received due proof of death.
fixed account—One or more investment options under the policy that are part of our general assets and are not in the separate account.
fixed account value—During the accumulation period, your policy’s value in the fixed account.
funds—Investment companies which are registered with the U.S. Securities and Exchange Commission. The policy allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add portfolios of other registered investment companies as investment choices under the policy in the future.
in force—Condition under which the policy is active and an owner is entitled to exercise all rights under the policy.
maturity date—The date on which the accumulation period ends and annuity payments begin.
monthiversary—The same day in the month as the policy date. When there is no date in a calendar month that coincides with the policy date, the monthiversary is the first day of the next month.
NYSE—New York Stock Exchange.
nonqualified policy—A policy other than a qualified policy.
owner (you, your)—The person(s) entitled to exercise all rights and privileges under the policy. The annuitant is an owner unless the application states otherwise, or unless a change of ownership is made at a later time. Joint owners may be named, provided the joint owners are husband and wife. Joint ownership is not available in all states.
portfolio—A separate investment portfolio of a fund.
policy anniversary—The same day in each succeeding year as the policy date. If there is no day in a calendar year which coincides with the policy date, the policy anniversary will be the first day of the next month.
policy date—The date shown on the contract schedule attached to the policy and the date on which the policy becomes effective.
purchase payments—Amounts paid by an owner or on an owner’s behalf to Transamerica Premier Life Insurance Company as consideration for the benefits provided by the policy. When we use the term “purchase payment” or “premium” in this SAI, it has the same meaning as “net payment” in the policy, which means the purchase payment less any applicable premium taxes.

qualified policy—A policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.
separate account—WRL Series Annuity Account, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.
separate account value - The portion of the policy value that is invested in the separate account.
subaccount - A subdivision within the separate account, the assets of which are invested in a specified underlying fund portfolio.
successor owner—The person who becomes the new owner if the owner is not the annuitant and dies before the annuitant.
surrender—The termination of a policy at the option of an owner.
valuation date— Each day on which the NYSE is open for trading, except when a subaccount's corresponding portfolio does not value its shares. Transamerica Premier Life Insurance Company is open for business on each day that the NYSE is open. When we use the term “business day,” it has the same meaning as valuation date.
valuation period—The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made on each business day.
2

In order to supplement the description in the prospectus, the following provides additional information about Transamerica Premier Life Insurance Company (the Company, we, us or our) and the policy, which may be of interest to a prospective purchaser.
THE POLICY—GENERAL PROVISIONS
Owner
The policy shall belong to the owner upon issuance of the policy after completion of an application and delivery of the initial purchase payment. While the annuitant is living, the owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with our consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of your spouse in a community or marital property state.
A joint owner may only be a spouse and may be named in the policy application or in a written notice to our Administrative Office. The surviving joint owner will become the sole owner upon the other joint owner’s death. If the surviving joint owner dies before the annuitant, the surviving joint owner’s estate will become the owner if no beneficiary is named and alive. However, if a beneficiary is named and alive, the beneficiary will receive the cash value.
An owner may change the ownership of the policy in a written notice to our Administrative Office. When this change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have tax consequences.
When there is a change of owner, the change will not take effect as of the date we accept the written notice at our Administrative Office. We assume no liability for any payments made, or actions taken before a change is accepted, and shall not be responsible for the validity or effect of any change of ownership. Changing the owner cancels any prior choice of owner, but does not change the designation of the beneficiary or the annuitant.
Entire Policy
The policy and any endorsements or riders thereon and the policy application constitute the entire policy between the Company and the owner. All statements in the application are representations and not warranties. No statement will cause the policy to be void or to be used in defense of a claim unless contained in the application.
Misstatement of Age or Gender
During the Accumulation Period. If the age of any person whose life or age a benefit provided under a guaranteed benefit has been misstated, any such benefit will be that which would have been purchased on the basis of the correct age. If that person would not have been eligible for that guaranteed benefit at the correct age, (i) the benefit will be rescinded; and (ii) any charges that were deducted for the benefit will be refunded and applied to the total account value of the policy.
We reserve the right to terminate the policy at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the policy.
After the Maturity Date. We may require proof of the annuitant’s or owner’s age and/or gender before any payments associated with any benefits are made. If the age or gender of the annuitant and/or owner has been misstated, we will change the payment associated with any benefits payable to that which the purchase payments would have purchased for the correct age or gender. The dollar amount of any underpayment made by us shall be paid in full with the next payment due such person, beneficiary, or payee. The dollar amount of any overpayment made by us due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest as specified in your policy, from the date of the wrong payment to the date of the adjustment. The age of the annuitant or owner may be established at any time by the submission of proof satisfactory to us.
Annuity Payment Options
During the lifetime of the annuitant and prior to the maturity date, the owner may choose an annuity payment option or change the election. If no election is made prior to the maturity date, annuity payments will be made under Payment Option D as Variable Life Income with 10 years of guaranteed payments. The default option may be restricted with respect to qualified policies.
Thirty days prior to the maturity date, we will mail to the owner a notice and a form upon which the owner can select allocation options for the annuity proceeds as of the maturity date. We reserve the right to limit transfers to once per year after the maturity date. If a variable annuity payment option is chosen, the owner must include in the written notice the subaccount allocation of the annuity proceeds as of the maturity date. If we do not receive that form or other written notice acceptable to us prior to the maturity
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date, the policy’s existing allocation options will remain in effect. The owner may also, prior to the maturity date, select or change the frequency of annuity payments, which may be monthly, quarterly, semi-annually or annually, provided that the annuity payment option and payment frequency provides for payments of at least $100 per period. If none of these is possible, a lump sum payment will be made.
Determination of the First Variable or Fixed Payment. The amount of the first variable or fixed annuity payment is determined by multiplying the annuity proceeds times the appropriate rate for the annuity option selected. The rates are based on the Society of Actuaries 1983 Individual Mortality Table A with projection Scale G, and variable rates are based on a 5% effective annual assumed investment return and assuming a maturity date in the year 2000. Gender based mortality tables will be used unless prohibited by law. For certain qualified policies the use of unisex mortality tables may be required.
The amount of the first annuity payment depends upon the gender (if consideration of gender is allowed under state law) and adjusted age of the annuitant. The adjusted age is the annuitant’s actual age nearest birthday, at the maturity date, adjusted as follows:
Maturity Date	Adjusted Age
Before 2001	Actual Age
2001-2010	Actual Age minus 1
2011-2020	Actual Age minus 2
2021-2030	Actual Age minus 3
2031-2040	Actual Age minus 4
After 2040	As determined by the Company
This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.
Determination of Additional Variable Payments. The amount of variable annuity payments after the first will increase or decrease according to the annuity unit value which reflects the investment experience of the selected subaccount(s). Each variable annuity payment after the first will be equal to the number of units attributable to the policy in each selected subaccount multiplied by the annuity unit value of that subaccount on the date the payment is processed. The number of such units is determined by dividing the first payment allocated to that subaccount by the annuity unit value of that subaccount on the date the first annuity payment is processed.
Death Benefit
Death of Owner. Federal tax law requires that if any owner (including any successor owner who has become a current owner) dies before the maturity date, then the entire value of the policy must generally be distributed within five years of the date of death of such owner. Special rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) an owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the maturity date. See TAX INFORMATION in the Prospectus for a detailed description of these rules. Other rules may apply to qualified policies.
If an owner is not the annuitant and dies before the annuitant:
•	if no beneficiary is named and alive on the death report day, the owner’s estate will become the new owner. The cash value must be distributed within five years of the former owner’s death;
•	if the beneficiary is alive and is the owner’s spouse, the beneficiary will become the new owner;
•	if the beneficiary is alive and is not the owner’s spouse, the beneficiary will become the new owner.
The cash value must be distributed either:
•	within five years of the former owner’s death; or
•	over the lifetime of the new owner, if a natural person, with payments beginning within one year of the former owner’s death; or
•	over a period that does not exceed the life expectancy (as defined by the Code and regulations adopted under the Code) of the new owner, if a natural person, with payments beginning within one year of the former owner’s death.
To determine payments, we may use the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death.
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Death of Annuitant. Due proof of death of the annuitant is proof that the annuitant died prior to the commencement of annuity payments. Upon receipt of this proof and an election of a method of settlement and return of the policy, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information about the beneficiary(ies) to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options unless a settlement agreement is effective at an owner’s death preventing such election.
If the annuitant who is not an owner dies during the accumulation period and an owner is a natural person other than the annuitant, then the owner will automatically become the annuitant and this policy will continue. If an owner and the annuitant are not the same person and the owner dies during the accumulation period, then in the event of joint owners, the younger joint owner will automatically become the new annuitant and this policy will continue.   If the annuitant dies during the accumulation period and an owner is either (1) the same individual as the annuitant; or (2) other than a natural person, then the death benefit proceeds are payable to the beneficiary in a lump sum distribution.
Assuming no joint owners, if the annuitant who is an owner dies before the maturity date, and the sole beneficiary is not the deceased annuitant’s spouse who elects to continue the policy, (1) the death benefit must be distributed within five years of the date of the annuitant/deceased owner’s death, or (2) payments must begin no later than one year after the annuitant/deceased owner’s death and must be made (i) for the beneficiary’s lifetime or (ii) for a period certain (so long as any certain period does not exceed the beneficiary’s life expectancy). Payments may be made in accordance with the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death. Death benefit proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of the annuitant/deceased owner’s death. If the sole beneficiary is the annuitant/deceased owner’s surviving spouse, such spouse may elect to continue the policy as the new annuitant and owner instead of receiving the death benefit (See TAX INFORMATION in the Prospectus). We will increase the annuity value as of the death report day to equal the death benefit proceeds as of the death report day, if greater.
If a beneficiary elects to receive the death benefit proceeds under alternate payment option (1) or 2(ii) above, then we will: (a) allow withdrawals and transfers among the subaccounts and the fixed account; (b) deduct the transfer fee from each transfer after the first 12 transfers during the policy year; (c) deduct the annual policy charge each policy year; and (d) not permit payment of the death benefit proceeds under the annuity provisions of the policy upon complete distribution.
The beneficiary may name a new beneficiary for payment of the death benefit proceeds. If the beneficiary dies during the distribution period, we will pay the remaining value of the policy first to the new beneficiary. If no new beneficiary is named, such payment will be made to the contingent beneficiary if named by the owner. If no new beneficiary or contingent beneficiary is named, such payment will be made to the beneficiary’s estate.
If there are joint owners, the annuitant is not an owner, and the one joint owner dies prior to the maturity date, the surviving joint owner as sole owner may surrender the policy at any time for the policy's cash value.
Beneficiary. The beneficiary designation in the application will remain in effect until changed. An owner may change the designated beneficiary(ies) during the annuitant’s lifetime by sending written notice to us at our Administrative Office. A beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, an owner may then designate a new beneficiary). The change will take effect as of the date an owner signs the written notice. We will not be liable for any payment made before the written notice is received at our Administrative Office. Unless we receive written notice from an owner to the contrary, no beneficiary may assign any payments under the policy before such payments are due. To the extent permitted by law, no payments under the policy will be subject to the claims of any beneficiary’s creditors.
Assignment
During the annuitant’s lifetime and prior to the maturity date (subject to any irrevocable beneficiary’s rights) the owner may assign any rights or benefits provided by a nonqualified policy. The assignment of a policy will be treated as a distribution of the annuity value for federal tax purposes. Any assignment must be made in writing and accepted by us. An assignment will be effective as of the date the request is received at our Administrative Office and is accepted by us. We assume no liability for any payments made or actions taken before a change is accepted and shall not be responsible for the validity or effect of any assignment.
With regard to qualified policies, any assignment may be subject to restrictions, penalties, taxation as a distribution, or even prohibition under the Code, and must be permitted under the terms of the underlying retirement plan.
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Proof of Age, Gender and Survival
We may require proper proof of age and gender of any annuitant or joint annuitant prior to making the first annuity payment. Prior to making any payment, we may require proper proof that the annuitant or joint annuitant is alive and legally qualified to receive such payment. If required by law to ignore differences in gender of any payee, annuity payments will be determined using unisex rates.
Non-Participating
The policy will not share in the Company’s surplus earnings; no dividends will be paid.
Employee and Agent Purchases
The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their spouse or minor children, or by an officer, director, trustee or bona-fide full-time employee of ours or our affiliated companies or their spouse or minor children. In such a case, we in our discretion, may credit an amount equal to a percentage of each purchase payment to the policy due to lower acquisition costs we experience on those purchases. We may offer, in our discretion, certain employer sponsored savings plans, reduced fees and charges including, but not limited to, the withdrawal charge and the annual policy charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which we are not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any owner.
INVESTMENT EXPERIENCE
Accumulation Units
Allocations of a purchase payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the purchase payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of the underlying fund portfolio less any applicable charges or fees.
Upon allocation to the selected subaccount, purchase payments are converted into accumulation units of the subaccount. The number of accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of an accumulation unit for that subaccount as next determined after the purchase payment is received at the Administrative Office or, in the case of the initial purchase payment, when the enrollment form is completed, whichever is later. The value of an accumulation unit for each subaccount was arbitrarily established at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of trading on each day the New York Stock Exchange is open for business.
An index (the “net investment factor”) which measures the investment performance of a subaccount during a valuation period, is used to determine the value of an accumulation unit for the next subsequent valuation period. The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease, or remain the same from one valuation period to the next. You bear this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the accumulation unit value.
The net investment factor for any subaccount for any valuation period is determined by dividing (A + B - C) by (D) and subtracting (E) from the result, where the net result of:
A	the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus
B	the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus
C	a per share credit or charge for any taxes determined by us to have resulted during the valuation period from the investment operations of the subaccount;
D	is the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and
E	is an amount representing the separate account charge and any optional benefit fees, if applicable.
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Illustration of Separate Account Accumulation Unit Value Calculations
Formula and Illustration for Determining the Net Investment Factor
Net Investment Factor =	(A + B - C)	- E
D

Where:
A =	The net asset value of an underlying fund portfolio share as of the end of the current valuation period.
Assume A = $11.57
B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding valuation period.
Assume B = 0
C =	The per share charge or credit for any taxes reserved for at the end of the current valuation period.
Assume C = 0
D =	The net asset value of an underlying fund portfolio share at the end of the immediately preceding valuation period.
Assume D = $11.40
E =	The daily deduction for the mortality and expense risk fee and the administrative charge, and any optional benefit fees, if applicable. Assume E totals 1.40% on an annual basis; On a daily basis, this equals 0.000038091.

Then, the net investment factor =	(11.57 + 0 – 0)	- 0.000038091 = Z = 1.014874190
(11.40)
Formula for Determining Accumulation Unit Value
Accumulation Unit Value = A * B
Where:
A =	The accumulation unit value for the immediately preceding valuation period.
Assume A = $X
B =	The net investment factor for the current valuation period.
Assume B = Y
Then, the accumulation unit value = $X * Y = $Z
Annuity Unit Value and Annuity Payment Rates
The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount (that is, the portfolio performance minus subaccount fees and charges including the mortality and expense risk charge that will equal an annual rate of 1.40%) exceeds the assumed investment return of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the assumed rate. The value of a variable annuity unit in each subaccount was established at $10 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to A multiplied by B multiplied by C, where:
A	is the variable annuity unit value for the subaccount on the immediately preceding business day;
B	is the net investment factor for that subaccount for the valuation period; and
C	is the assumed investment return adjustment factor for the valuation period.
The assumed investment return adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.
The net investment factor for the policy used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:
(i)	is the result of:
(1)	the net asset value of a fund share held in that subaccount determined at the end of the current valuation period; plus
(2)	the per share amount of any dividend or capital gain distributions made by the fund for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus
(3)	a per share charge or credit for any taxes reserved for, which we determine to have resulted from the investment operations of the subaccount.
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(ii)	is the net asset value of a fund share held in that subaccount determined as of the end of the immediately preceding valuation period.
(iii)	is a factor representing the mortality and expense risk charge. This factor is equal, on an annual basis, to 1.25% of the daily net asset value of the portfolio share held in that subaccount.
The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.
The annuity payment rates generally vary according to the annuity option elected and the gender and adjusted age of the annuitant at the maturity date. See ANNUITY PAYMENT OPTIONS – Determination of the First Variable and Fixed Payment, which contains a table for determining the adjusted age of the annuitant.
Calculations for Annuity Unit
Value and Variable Annuity Payments
Formula for Determining Annuity Unit Value
Annuity Unit Value = A * B * C
Where:
A =	Annuity unit value for the immediately preceding valuation period.
Assume A = $X
B =	Net investment factor for the valuation period for which the annuity unit value is being calculated.
Assume B = Y
C =	A factor to neutralize the annual assumed investment return of 5% built into the Annuity Tables used.
Assume C = Z
Then, the annuity unit value is: $X * Y * Z = $Q
Formula for Determining Amount of
First Monthly Variable Annuity Payment
First monthly variable annuity payment =	A * B
$1,000

Where:
A =	The adjusted policy value as of the maturity date.
Assume A = $X
B =	The annuity purchase rate per $1,000 of adjusted policy value based upon the option selected, the gender and adjusted age of the annuitant according to the tables contained in the policy.
Assume B = $Y

Then, the first monthly variable annuity payment =	$X * $Y	= $Z
1,000
Formula for Determining the Number of Annuity Units
Represented by Each Monthly Variable Annuity Payment
Number of annuity units =	A
B

Where:
A =	The dollar amount of the first monthly variable annuity payment.
Assume A = $X
B =	The annuity unit value for the valuation date on which the first monthly payment is due.
Assume B = $Y

Then, the number of annuity units =	$X	= Z
$Y
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PERFORMANCE
We periodically advertises performance of the various subaccounts and investment portfolios. We may disclose at least four different kinds of non-standard performance.
First, we may disclose standardized total return figures for the subaccounts that reflect the deduction of all charges assessed during the accumulation period under the policy, including the mortality and expense charge, the administrative charge, the annual policy charge and the withdrawal charge. Charges for the optional Additional Earnings Rider are not deducted. These figures are based on the actual historical performance of the subaccounts investing in the underlying fund portfolios since their inception, adjusted to reflect current policy charges.
Second, we may disclose total return figures on a non-standardized basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the withdrawal charge currently assessed under the policy. We will only disclose non-standardized performance data if it is accompanied by standardized total return data.
Third, we may present historic performance data for the portfolios since their inception reduced by some or all fees and charges under the policy. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the policy had been available during that time.
The TST fund prospectus presents the total return of certain existing SEC-registered funds that are managed by sub-advisers to the TST fund portfolios. These funds have investment objectives, policies and strategies that are substantially similar to those of certain portfolios. We call the funds the “Similar Sub-Adviser Funds.” None of the fees and charges under the policy has been deducted from the performance data of the Similar Sub-Adviser Funds. If policy fees and charges were deducted the investment returns would be lower. The similar Sub-Adviser Funds are not available for investment under the policy.
HISTORICAL PERFORMANCE DATA
Money Market Yields
Yield. The yield quotation set forth in the prospectus for the TA Aegon Government Money Market subaccount is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement, and is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one unit in the TA Aegon Government Money Market subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent.
Effective Yield. - The effective yield quotation for the TA Aegon Government Money Market subaccount set forth in the prospectus is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement. The effective yield is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing subaccount having a balance of one unit in the TA Aegon Government Money Market subaccount at the beginning of the period. A hypothetical charge, reflecting deductions from owner accounts, is subtracted from the balance. The difference is divided by the value of the subaccount at the beginning of the base period to obtain the base period return, which is then compounded by adding 1. Next, the sum is raised to a power equal to 365 divided by 7, and 1 is subtracted from the result. The following formula describes the computation:
EFFECTIVE YIELD = ({BASE PERIOD RETURN + 1} 365/7) – 1
The effective yield is shown at least to the nearest hundredth of one percent.
Hypothetical Charge. - For purposes of the yield and effective yield computations, the hypothetical charge reflects all fees and charges that are charged to all owner accounts in proportion to the length of the base period, including the annual policy charge. The yield and effective yield quotations do not reflect any deduction for premium taxes or transfer charges that may be applicable to a particular policy, nor do they reflect the withdrawal charge that may be assessed at the time of withdrawal in an amount ranging up to 8% of the requested withdrawal amount. Nor do the yield and effective yield calculations take into account the withdrawal charges imposed under the policy or the charges for any optional riders. The specific withdrawal charge percentage applicable to a particular withdrawal depends on the length of time purchase payments have been held under the policy and whether withdrawals have been made previously during that policy year. (See EXPENSES - Withdrawal Charge of the prospectus.) No fees or sales charges are assessed upon annuitization under the policies, except premium taxes. Realized gains and losses from the sale of securities, and unrealized appreciation and depreciation of assets held by the TA Aegon Government Money Market subaccount and the fund are excluded from the calculation of yield.
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The yield on amounts held in the TA Aegon Government Money Market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The TA Aegon Government Money Market subaccount actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Transamerica Aegon Government Money Market VP, the types and quality of portfolio securities held by the Transamerica Aegon Government Money Market VP and its operating expenses. Because of the charges and deductions imposed under a policy, the yield for the TA Aegon Government Money Market subaccount will be lower than the yield for the corresponding money market portfolio.
Total Returns
The total return quotations set forth in the prospectus for all subaccounts, except the TA Aegon Government Money Market subaccount, holding assets for the policies during the accumulation period are average annual total return quotations for the one, five, and ten-year periods (or, if a subaccount has been in existence for a period of less than one, five or ten years, for such lesser period) ended on the date of the most recent balance sheet of the separate account, and for the period from the first date any subaccount investing in an underlying portfolio commenced operations until the aforesaid date. The quotations are computed by determining the average annual compounded rates of return over the relevant periods that would equal the initial amount invested to the ending redeemable value, adjusted to reflect current subaccount charges, according to the following formula:
P (1 + T)N = ERV
Where:
T	=	The average annual total return net of subaccount recurring charges.
ERV	=	The ending redeemable value of the hypothetical account at the end of the period.
P	=	A hypothetical initial payment of $1,000.
N	=	The number of years in the period.
For purposes of the total return quotations for all of the subaccounts, except the TA Aegon Government Money Market subaccount, the calculations take into account all current fees that are charged under the policy to all owner accounts during the accumulation period . Such fees include the mortality and expense risk charge, the administrative charge, and the annual policy charge. The calculations also assume a complete surrender as of the end of the particular period; therefore, the withdrawal charge is deducted. The calculations do not reflect any deduction for premium taxes or any transfer or withdrawal charges that may be applicable to a particular policy.
Other Performance Data
We may present the total return data stated in the prospectus on a non-standardized basis. This means that the data will not be reduced by the withdrawal charge under the policy and that the data may be presented for different time periods and for different purchase payment amounts. Non-standardized performance data will only be disclosed if standardized performance data for the required periods is also disclosed.
We may also disclose cumulative total returns and average annual compound rates of return (T) for the subaccounts based on the inception date of the subaccounts investing in the underlying portfolios. We calculate cumulative total returns according to the following formula:
(1 + T)n - 1
Where:	T and n are the same values as above
In addition, we may present historic performance data for the portfolios since their inception reduced by some or all of the fees and charges under the policy. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the policy had been in existence during that time.
For instance, we may disclose average annual total returns for the portfolios reduced by some or all fees and charges under the policy, as if the policy had been in existence. Such fees and charges include the mortality and expense risk charge, the administrative charge, and the annual policy charge. Such data may or may not assume a complete surrender of the policy at the end of the period.
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Advertising and Sales Literature
From time to time we may refer to the diversifying process of asset allocation based on the Modern Portfolio Theory developed by Nobel Prize winning economist Harry Markowitz. The basic assumptions of Modern Portfolio Theory are: (1) the selection of individual investments has little impact on portfolio performance, (2) market timing strategies seldom work, (3) markets are efficient, and (4) portfolio selection should be made among asset classes. Modern Portfolio Theory allows an investor to determine an efficient portfolio selection that may provide a higher return with the same risk or the same return with lower risk.
When presenting the asset allocation process we may outline the process of personal and investment risk analysis including determining individual risk tolerances and a discussion of the different types of investment risk. We may classify investors into four categories based on their risk tolerance and will quote various industry experts on which types of investments are best suited to each of the four risk categories. The industry experts quoted may include Ibbotson Associates, CDA Investment Technologies, Lipper Analytical Services and any other expert which has been deemed by us to be appropriate. We may also provide an historical overview of the performance of a variety of investment market indices, the performance of these indices over time, and the performance of different asset classes, such as stocks, bonds, cash equivalents, etc. We may also discuss investment volatility including the range of returns for different asset classes and over different time horizons, and the correlation between the returns of different asset classes. We may also discuss the basis of portfolio optimization including the required inputs and the construction of efficient portfolios using sophisticated computer-based techniques. Finally, we may describe various investment strategies and methods of implementation, the periodic rebalancing of diversified portfolios, the use of dollar cost averaging techniques, a comparison of the tax impact of purchase payments made on a “before tax” basis through a tax-qualified plan with those made on an “after tax” basis outside of a tax-qualified plan, and a comparison of tax-deferred versus non tax-deferred accumulation of purchase payments.
As described in the prospectus, in general, an owner is not taxed on increases in value under a policy until a distribution is made under the policy. As a result, the policy will benefit from tax deferral during the accumulation period, as the annuity value may grow more rapidly than under a comparable investment where certain increases in value are taxed on a current basis. From time to time, we may use narrative, numerical or graphic examples to show hypothetical benefits of tax deferral in advertising and sales literature.
PUBLISHED RATINGS
We may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's Insurance Ratings Services, Moody's Investors Service and Fitch Financial Ratings. The purpose of the ratings is to reflect our financial strength. The ratings should not be considered as bearing on the investment performance of assets held in the separate account or of the safety or riskiness of an investment in the separate account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, these ratings may be referred to in advertisements or sales literature or in reports to owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms.
STATE REGULATION OF US
We are subject to the laws of jurisdiction governing insurance companies and to regulation by the jurisdiction Department of Insurance. An annual statement in a prescribed form is filed with the Department of Insurance each year covering our operations for the preceding year and our financial condition as of the end of such year. Regulation by the Department of Insurance includes periodic examination to determine our contract liabilities and reserves so that the Department may determine the items are correct. Our books and accounts are subject to review by the Department of Insurance at all times, and a full examination of our operations are conducted periodically by the National Association of Insurance Commissioners. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which it may operate.
ADMINISTRATION
We perform administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services.
RECORDS AND REPORTS
All records and accounts relating to the separate account will be maintained by us. As presently required by the 1940 Act, as amended, and regulations promulgated thereunder, we will mail to all owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also
11

receive confirmation of each financial transaction and any other reports required by law or regulation. However, for certain routine transactions (for example, regular monthly purchases deducted from your checking account, or regular annuity payments we send to you) you may only receive quarterly confirmations.
DISTRIBUTION OF THE POLICIES
TCI serves as principal underwriter for the policies. TCI's home office is located at 1801 California St. Suite 5200 Denver, Colorado 80202. TCI is an affiliate of Transamerica Premier Life Insurance Company and, like TPLIC is an indirect, wholly owned subsidiary of Aegon USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of Financial Industry Regulatory Authority (“FINRA”). TCI is not a member of the Securities Investor Protection Corporation.
The policies were offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. Sales representatives with these selling firms are appointed as our insurance agents.
During fiscal years 2018, 2017 and 2016 $1,057,107, $1,053,026 and $1,028,727, respectively, were paid to TCI. TCI passed through commissions it received to selling firms for their sales and did not retain any portion of them. We and our affiliates provide paid-in capital to TCI and pay for TCI’s operating and other expenses, including overhead, legal and accounting fees.
We and/or TCI or another affiliate may pay certain selling firms additional cash amounts for: (1) marketing allowances, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses of the selling firms. We and/or TCI may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. Differences in compensation paid to a selling firm or its sales representatives for selling one product over another may create conflicts of interest for such firms or its sales representatives.
VOTING RIGHTS
To the extent required by law, we will vote the underlying fund portfolios' shares in accordance with instructions we receive from you and other owners that have voting interest in the portfolios. We will send you and other owners’ requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in accordance with those instructions. We will vote shares for which no timely instructions were received in the same proportion as the voting instructions we received. Accordingly, it is possible for a small number of policy owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large policy values. However, if we determine that we are permitted to vote the shares in our own right, we may do so. Each person having a voting interest will receive proxy material, reports and other materials relating to the appropriate portfolio.
OTHER PRODUCTS
We make other variable annuity policies available that may also be funded through the separate account. These variable annuity policies may have different features, such as different investment choices or charges.
CUSTODY OF ASSETS
We hold assets of each of the subaccounts. The assets of each of the subaccounts are segregated and held separate and apart from the assets of the other subaccounts and from our general account assets. We maintain records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by our fidelity bond, presently in the amount of $5,000,000, covering the acts of our officers and employees.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of the WRL Series Annuity Account, as of December 31, 2018, and for the years ended December 31, 2018 and 2017, and the statutory-basis financial statements and schedules of Transamerica Premier Life Insurance Company as of December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
12

OTHER INFORMATION
A registration statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the policies discussed in this SAI. Not all of the information set forth in the registration statement and the amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.
FINANCIAL STATEMENTS
The values of an owner's interest in the separate account will be affected solely by the investment results of the selected subaccount(s). Our financial statements which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the separate account.
Financial statements for us as of December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2018, have been prepared on the basis of statutory accounting principles, rather than accounting principles generally accepted in the United States.
13

F I N A N C I A L     S T A T E M E N T S  –  S T A T U T O R Y    B A S I S

A N D    S U P P L E M E N T A R Y    I N F O R M A T I O N

Transamerica Premier Life Insurance Company

Years Ended December 31, 2018, 2017 and 2016

Transamerica Premier Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2018, 2017 and 2016

2

Report of Independent Auditors

To the Board of Directors of

Transamerica Premier Life Insurance Company

We have audited the accompanying statutory balance sheets of Transamerica Premier Life Insurance Company (the “Company”) as of December 31, 2018 and 2017, and the related statutory statements of operations, of changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2018.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2018 and 2017 or the results of its operations or its cash flows for the years ended December 31, 2018, 2017, and 2016.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2018 and 2017 and the results of its operations and its cash flows for the years ended December 31, 2018, 2017, and 2016, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 2.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The supplemental Summary of Investments - Other Than Investments in Related Parties of the Company as of December 31, 2018 and the Supplementary Insurance Information and Reinsurance of the Company as of December 31, 2018, 2017, and 2016 and for the years then ended are presented for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
April 25, 2019

Transamerica Premier Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands)

	December 31
	2018	2017

Admitted assets
Cash, cash equivalents and short-term investments	$902,074	$1,481,366
Bonds	16,814,750	17,156,866
Preferred stocks	9,958	10,513
Common stocks	150,617	123,110
Mortgage loans on real estate	2,436,202	2,197,465
Real estate	217,646	223,065
Policy loans	936,884	925,403
Securities lending reinvested collateral assets	575,155	428,169
Derivatives	34,933	28,496
Other invested assets	808,423	768,047

Total cash and invested assets	22,886,642	23,342,500

Accrued investment income	219,256	220,508
Premiums deferred and uncollected	176,727	195,267
Funds held by reinsurer	453,319	429,004
Net deferred income tax asset	238,949	233,654
Contribution receivable from parent	-	150,000
Other assets	365,474	423,297
Separate account assets	23,296,139	24,946,531

Total admitted assets	$47,636,506	$49,940,761

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$16,965,724	$16,168,692
Policy and contract claim reserves	434,245	434,521
Liability for deposit-type contracts	584,693	692,548
Other policyholders’ funds	11,304	12,657
Transfers from separate accounts due or accrued	(41,964)	(54,414)
Funds held under reinsurance treaties	689,145	634,313
Asset valuation reserve	317,840	290,113
Interest maintenance reserve	1,110,342	1,308,517
Derivatives	61,290	53,631
Payable for collateral under securitites loaned and other transactions	695,892	630,694
Current federal income tax payable	-	978,928
Borrowed money	1,290,299	1,476,638
Other liabilities	256,398	788,325
Separate account liabilities	23,296,139	24,946,531

Total liabilities	45,671,347	48,361,694

Total capital and surplus	1,965,159	1,579,067

Total liabilities and capital and surplus	$47,636,506	$49,940,761

See accompanying notes.

Transamerica Premier Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2018	2017	2016

Revenues
Premiums and annuity considerations	$3,550,022	$2,296,304	$3,275,573
Net investment income	1,050,408	879,492	909,878
Commissions, expense allowances, and reserve adjustments on reinsurance ceded	(144,423)	239,322	(21,540)
Fee revenue and other income	417,003	335,473	466,325

Total revenue	4,873,010	3,750,591	4,630,236
Benefits and expenses
Death benefits	376,460	339,863	301,455
Accident and health benefits	828,511	1,049,960	813,565
Annuity benefits	258,654	289,541	376,323
Surrender benefits	1,176,594	1,071,731	1,001,765
Other benefits	67,143	68,312	86,728
Net increase (decrease) in reserves	790,001	3,400,067	549,719
Commissions	628,139	1,210,260	858,430
Net transfers to (from) separate accounts	(332,080)	(161,346)	(214,499)
Modified coinsurance reserve adjustment assumed	(13,365)	(4,855,921)	9,233
IMR adjustment due to reinsurance	-	714,351	(55,837)
General insurance expenses and other	453,327	453,186	537,640

Total benefits and expenses	4,233,384	3,580,004	4,264,522

Gain (loss) from operations before dividends and federal income taxes	639,626	170,587	365,714

Dividends to policyholders	1,025	1,081	1,088

Gain (loss) from operations before federal income taxes	638,601	169,506	364,625
Federal income tax (benefit) expense	30,372	903,151	14,355

Net gain (loss) from operations	608,229	(733,645)	350,270
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	(71,838)	411,452	(11,391)

Net income (loss)	$536,391	$(322,193)	$338,879

See accompanying notes.

Transamerica Premier Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Class A Common Stock	Class B Common Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2016	$7,364	$2,773	$160,000	$710,379	$2,158	$625,304	$1,507,978
Net income (loss)	-	-	-	-	-	338,879	338,879
Change in net unrealized capital gains/losses, net of taxes	-	-	-	-	-	(16,737)	(16,737)
Change in net deferred income tax asset	-	-	-	-	-	(42,535)	(42,535)
Change in nonadmitted assets	-	-	-	-	-	46,683	46,683
Change in asset valuation reserve	-	-	-	-	-	45,119	45,119
Change in surplus as a result of reinsurance	-	-	-	-	-	(73,924)	(73,924)
Dividends to stockholders	-		-	-	-	(125,000)	(125,000)
Other changes - net	-		-	(248)	(53)	(2,485)	(2,786)

Balance at December 31, 2016	7,364	2,773	160,000	710,131	2,105	795,304	1,677,677
Net income (loss)	-	-	-	-	-	(322,193)	(322,193)
Change in net unrealized capital gains/losses, net of taxes	-	-	-	-	-	(23,101)	(23,101)
Change in net deferred income tax asset	-	-	-	-	-	(39,231)	(39,231)
Change in nonadmitted assets	-	-	-	-	-	(16,230)	(16,230)
Change in reserve on account of change in valuation basis	-	-	-	-	-	42,157	42,157
Change in asset valuation reserve	-	-	-	-	-	(64,645)	(64,645)
Change in surplus as a result of reinsurance	-	-	-	-	-	322,858	322,858
Dividends to stockholders	-	-	-	-	-	(350,000)	(350,000)
Capital contribution	-		-	350,000	-	-	350,000
Other changes - net	-	-	-	(2,221)	1,580	2,416	1,775

Balance at December 31, 2017	$7,364	$2,773	$160,000	$1,057,910	$3,685	$347,335	$1,579,067

Transamerica Premier Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Class A Common Stock	Class B Common Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at December 31, 2017	$7,364	$2,773	$160,000	$1,057,910	$3,685	$347,335	$1,579,067
Net income (loss)	-		-	-	-	536,391	536,391
Change in net unrealized capital gains/losses, net of tax	-		-	-	-	36,958	36,958
Change in net deferred income tax asset	-		-	-	-	7,833	7,833
Change in nonadmitted assets	-		-	-	-	20,283	20,283
Change in reserve on account of change in valuation basis	-		-	-	-	(7,030)	(7,030)
Change in asset valuation reserve	-		-	-	-	(27,727)	(27,727)
Change in surplus as a result of reinsurance	-		-	-	-	(179,574)	(179,574)
Other changes - net	-		-	(53)	(3,685)	2,696	(1,042)

Balance at December 31, 2018	$7,364	$2,773	$160,000	$1,057,857	$-	$737,165	$1,965,159

See accompanying notes.

Transamerica Premier Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2018	2017	2016

Operating activities
Premiums and annuity considerations	$3,573,062	$3,605,127	$3,044,424
Net investment income	988,075	719,246	887,716
Other income	184,835	208,482	365,830
Benefit and loss related payments	(2,617,277)	(2,662,734)	(2,603,139)
Net transfers from separate accounts	344,666	180,649	245,004
Commissions and operating expenses	(1,242,500)	(1,119,469)	(1,411,409)
Federal income taxes (paid) received	(1,009,824)	(14,189)	(12,516)

Net cash provided by operating activities	221,037	917,112	515,910

Investing activities
Proceeds from investments sold, matured or repaid	4,220,254	3,939,238	3,149,478
Costs of investments acquired	(4,906,476)	(4,461,555)	(4,386,004)
Net increase (decrease) in policy loans	(11,481)	997	(1,221)

Net cash provided by (used in) investing activities	(697,703)	(521,320)	(1,237,747)

Financing and miscellaneous activities
Capital contribution received (returned)	$149,947	$200,000	$(248)
Dividends to stockholders	-	(350,000)	(125,000)
Net deposits (withdrawals) on deposit-type contracts	(155,020)	(138,376)	(171,072)
Net change in borrowed money	(188,058)	127,948	1,184,168
Net change in payable for collateral under securities lending and other transactions	146,987	(130,411)	97,575
Other cash (applied) provided	(56,482)	168,040	61,614

Net cash provided by (used in) financing and miscellaneous activities	(102,626)	(122,799)	1,047,037

Net increase (decrease) in cash, cash equivalents and short-term investments	(579,292)	272,993	325,200
Cash, cash equivalents and short-term investments:
Beginning of year	1,481,366	1,208,373	883,173

End of year	$902,074	$1,481,366	$1,208,373

See accompanying notes.

Transamerica Premier Life Insurance Company

Statements of Cash Flow (supplemental) – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2018	2017	2016
Supplemental disclosures of cash flow information

Significatnt non-cash activities during the year not included in the Statutory Statements of Cash Flow
Transfer of bonds and mortgage loans related to reinsurance agreement with third party	$-	$2,593,112	$-
Receipt of bonds, mortgage loans, and derivatives related to affiliated reinsurance amendment	-	5,650,741	2,098,422
Tranfer of bonds to settle reinsurance obligations	-	22,479	-
Dividend receivable from subsidiary	30,000	100,000	-
Contribution receivable from parent	-	150,000
Asset transfer of ownership between hedge funds	-	88,481	-
Release of funds withheld related to affiliated reinsurance recapture	-	-	3,398,671
Investments received for insured securities losses	30,032	-	-
Noncash contribution to affiliate	1,360	-	-
Noncash return of capital from affiliate	5,912	-	-

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

December  31, 2018

1. Organization and Nature of Business

Transamerica Premier Life Insurance Company (the Company, formerly known as Monumental Life Insurance Company) is a stock life insurance company owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Company sells a full line of insurance products, including individual, credit, group, indexed universal life, variable universal life and variable annuities, annuity, long term care insurance, and accident and health policies as well as investment products, including guaranteed interest contracts and funding agreements. The Company is licensed in 49 states, the District of Columbia, Guam, and Puerto Rico. Sales of the Company’s products are through agents, brokers, financial planners, independent representatives, financial institutions, stockbrokers and direct response methods. The majority of the Company’s new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

2. Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division, which practices differ from accounting principles generally accepted in the United States of America (GAAP).

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the statement of operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the statement of operations for the amount of the impairments.

For GAAP, if it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Investments in preferred stocks in good standing (those with NAIC designations RP1 to RP3 and P1 to P3), are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in preferred stocks not in good standing (those with NAIC designations RP4 to RP6 and P4 to P6), are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. The related net unrealized capital gains and losses for all NAIC designations are reported in changes in capital and surplus.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses reported in changes in capital and surplus.

Common stocks of unaffiliated companies are reported at fair value and the related net unrealized capital gains or losses are reported in changes in capital and surplus.

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

The Company has ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

The Company’s investment in reverse mortgages is recorded net of an appropriate actuarial reserve. The actuarial reserve is calculated using the projected cash flows from the reverse mortgage product. Assumptions used in the actuarial model include an estimate of current home

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

values, projected cash flows from the realization of the appreciated value of the property from its eventual sale (subject to certain limitations in the contract), mortality and termination rates based on group annuity mortality tables adjusted for the Company’s experience and a constant interest rate environment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are primarily reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain.

Valuation Reserve

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Derivative Instruments

Overview: The Company may use various derivative instruments (swaps and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities. Replications, income generation and held for other investment/risk management activities do not qualify for hedge accounting under SSAP No. 86 - Derivatives.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains (losses). Under US GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)

Derivative instruments used in replication (synthetic asset) transactions are accounted for in a manner consistent with the cash instrument and replicated asset (amortized cost or fair value). For US GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments:

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities, therefore converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract, and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Total return swaps are used in the asset/liability management process to mitigate the delta risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Futures contracts are used to hedge the liability risk associated with when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The company uses zero cost collars to hedge the interest rate risk associated with rising short term interest rates, whereby the exposure would otherwise adversely impact the company’s capital generation. The collar position(s) help range bound the floating rate by combining a cap and floor position.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or re-pledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or re-pledged is not recorded on the Company’s balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the balance sheet, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in Borrowed Money on the Balance Sheets.

Other Assets and Other Liabilities

Other assets consist primarily of general insurance accounts receivable, reinsurance accounts receivable, and company owned life insurance. Other “admitted assets” are valued principally at cost, as required or permitted by Iowa Insurance Laws.

Other liabilities consist primarily of amounts withheld by the Company, payables for securities, and reinsurance payable.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Separate Accounts

The majority of the separate accounts held by the Company, primarily for individual policyholders, do not have minimum guarantees and the investment risks associated with the fair value changes are borne by the policyholder. Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheet. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments. All variable account contracts are subject to discretionary withdrawal by the policyholder at the fair value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

Some of the Company’s separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a nondeduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, supplemental contracts and certain annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the statement of operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10. Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted. Deferred state income taxes are not recorded under SSAP No. 101, whereas under GAAP state income taxes are included in the computation of deferred income taxes.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents that excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC Accounting Practices and Procedures Manual (NAIC SAP).

Goodwill

Goodwill is measured as the difference between the cost of acquiring the entity and the reporting entity’s share of the book value of the acquired entity. Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Subsidiaries and affiliated companies

Investments in subsidiaries, controlled and affiliated companies (SCA) are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Surplus Notes

Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that they are not impaired.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3. Accounting Changes and Corrections of Errors

The Company’s policy is to disclose as recent accounting pronouncements the adopted accounting guidance with a current year effective date that has been classified by the NAIC as a substantive change, as well as items classified as nonsubstantive changes that have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

Effective December 31, 2018, the NAIC adopted revisions to SSAP No. 21, Other Admitted Assets. Revisions incorporated accounting guidance for structured settlement income streams acquired by insurers as investments. Periodic-certain structured settlements acquired in accordance with all state and federal laws are to be reported as admitted assets. The adoption of this guidance did not impact the financial position or results of operations of the Company.

Effective January 1, 2018, the NAIC adopted revisions to SSAP No. 100, Fair Value, which allow net asset value (NAV) per share as a practical expedient to fair value, either when specifically named in a SSAP or when specific conditions exist. The revisions adopt ASU 2009-12: Investments in Certain Entities that Calculate Net Asset Value Per Share (or Its Equivalent) and ASU 2015-07: Disclosures for Investments in Certain Entities that Calculate Net Asset Value Per Share (or Its Equivalent). The adoption of this guidance did not impact the financial position or results of operations of the Company as the Company does not use NAV as a practical expedient.

Change in Accounting Principle

The Company has certain liabilities associated with financial instruments activity including securities lending collateral payable, derivative cash collateral payable, and dollar repurchase agreements. During 2018, Management determined that including these liabilities as part of Note 4 provides the user improved clarity, information, and usefulness. This change is noted as a change in accounting principle and was implemented on a prospective basis beginning in 2018.

Prior Period Correction

During 2018, management identified and corrected errors in the calculation of Related Party balances received and paid. Amounts received from related parties for 2017 and 2016 were understated by $1,083 and $767, respectively. Amounts paid to related parties for 2017 and 2016 were understated by $19,732 and $40,186, respectively. This is reflected in the Related Party disclosure in Note 13. The error did not affect any other footnotes or the financial statements.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

During 2017, management identified and corrected errors in the calculation of premium assumed under an affiliated reinsurance agreement. Assumed premiums relating to prior years were understated by $3,910 ($2,541 net of tax). This was corrected in 2017 and the prior year effect is reflected in other changes net, in the Statements of Changes in Capital and Surplus.

During 2017, the Company discovered an incorrect amount disclosed in Note 4 in the 2016 table of the financial assets and liabilities measured at fair value. Separate account assets for Level 1 were understated by $19,782,876 due to an input error in the disclosure. This was corrected in 2017 financial statement footnotes. The error did not affect any other footnotes or the financial statements.

During 2016, management determined that prior year earnings of the Company were overstated $18,767, net of tax, as a result of the recording of insurance agency revenue on the Company. Also during 2016, management determined that the Company’s accretion policy was not correctly adjusting accretion yields for asset specific changes in future cash flow expectations which resulted in an understatement of investment income of $10,408, net of tax, relating to prior years. These changes were corrected in 2016, and the prior year effect was reflected in other changes -net, in the Statements of Changes in Capital and Surplus.

Change in Valuation Basis

During 2018, the Company changed the method of reserving for Medicare Supplement policies issued by the Company from the 2-year full preliminary term method to the 1-year full preliminary term method. This resulted in an increase in reserves of $5,518. The Company also elected to change the mortality table used in reserving for certain military policies issued by the Company during 2018. The change from the 2001 CSO mortality table to the 1980 CSO table resulted in an increase in reserves of $1,512.

During 2017, the Company modified the discount rate used in the valuation of the active life reserve for the benefit payment period post claim incurral on certain of its long-term care blocks of business. The change to the use of the maximum valuation interest rate allowable, as determined by year of issue, resulted in a decrease in reserves of $42,157 at December 31, 2016, which has been reflected in change in reserve on account of change in valuation basis in the Statements of Changes in Capital and Surplus.

Reclassifications

The Company reclassified certain balances within the statutory basis financial statement presentation on the Balance Sheets, Statements of Operations and Statements of Cash Flows to better align with industry practice. All prior period amounts were reclassified to conform with the current period presentation. The Company did not change any financial statement totals reported in the prior periods as a result of reclassifications.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

	a)	Quoted prices for similar assets or liabilities in active markets
	b)	Quoted prices for identical or similar assets or liabilities in non-active markets
	c)	Inputs other than quoted market prices that are observable
	d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds were determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the balance sheet date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash, Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities, GICs and funding agreements, are estimated using discounted cash flow calculations. The carrying value of the Company’s liabilities for deferred annuities with minimum guaranteed benefits is determined using a stochastic valuation as described in Note 8, which approximates the fair value. For investment contracts without minimum guarantees, fair value is estimated using discounted cash flows. For those liabilities that are short in duration, carrying amount approximates fair value. For investments contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values. These are included in the Investment Contract Liabilities.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2018 and 2017, respectively:

	December 31, 2018
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$718,998	$718,998	$656,505	$62,493	$–	$–	$–
Short-term notes receivable from affiliates	194,600	194,600	–	194,600	–	–	–
Bonds	16,943,037	16,814,750	1,833,213	14,958,270	151,554	–	–
Preferred stocks, other than affiliates	9,214	9,958	–	2,380	6,834	–	–
Common stocks, other than affiliates	67,063	67,063	134	–	66,929	–	–
Mortgage loans on real estate	2,433,036	2,436,202	–	–	2,433,036	–	–
Other invested assets	178,709	174,272	–	177,480	1,229	–	–
Derivative assets:
Interest rate swaps	9,174	4,634	–	9,174	–	–	–
Currency swaps	14,877	7,633	–	14,877	–	–	–
Credit default swaps	13,304	15,582	–	13,304	–	–	–
Equity swaps	4,589	4,589	–	4,589	–	–	–
Interest rate futures	213	213	213	–	–	–	–
Equity futures	2,282	2,282	2,282	–	–	–	–
Derivative assets total	44,439	34,933	2,495	41,944	–	–	–
Policy loans	936,884	936,884	–	936,884	–	–	–
Securities lending reinvested collateral	518,646	518,646	24,677	493,969	–	–	–
Separate account assets	22,017,523	22,017,523	19,752,326	2,265,141	56	–	–

Liabilities
Investment contract liabilities	1,919,385	1,799,337	–	45,337	1,874,048	–	–
Derivative liabilities:
Interest rate swaps	(44,671)	49,173	–	(44,671)	–	–	–
Currency swaps	15,155	9,391	–	15,155	–	–	–
Credit default swaps	(1,148)	2,352	–	(1,148)	–	–	–
Equity swaps	208	208	–	208	–	–	–
Interest rate futures	39	39	39	–	–	–	–
Equity futures	127	127	127	–	–	–	–
Derivative liabilities total	(30,290)	61,290	166	(30,456)	–	–	–
Dollar repurchase agreements	110,040	110,040	–	110,040	–	–	–
Payable for securities lending	575,155	575,155	–	575,155	–	–	–
Payable for derivative cash collateral	120,737	120,737	–	120,737	–	–	–
Separate account annuity liabilities	20,027,327	20,027,327	3,278	20,024,049	–	–	–

	December 31, 2017
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,272,744	$1,272,782	$596,843	$675,901	$–	$–	$–
Short-term notes receivable from affiliates	228,300	228,300	–	228,300	–	–	–
Bonds	18,448,185	17,156,866	2,005,523	16,254,461	188,201	–	–
Preferred stocks, other than affiliates	9,865	10,513	–	2,475	7,390	–	–
Common stocks, other than affiliates	70,527	70,527	192	–	70,335	–	–
Mortgage loans on real estate	2,231,436	2,197,465	–	–	2,231,436	–	–
Other invested assets	190,484	175,772	–	188,692	1,792	–	–
Derivative assets:
Interest rate swaps	9,319	3,871	–	9,319	–	–	–
Currency swaps	17,014	10,182	–	17,014	–	–	–
Credit default swaps	17,059	14,279	–	17,059	–	–	–
Equity swaps	164	164	–	164	–	–	–
Derivative assets total	43,556	28,496	–	43,556	–	–	–
Policy loans	925,403	925,403	–	925,403	–	–	–
Securities lending reinvested collateral	428,169	428,169	–	428,169	–	–	–
Receivable from parent, subsidiaries and affiliates	100,000	100,000	–	100,000	–	–	–
Separate account assets	23,868,315	23,868,315	21,645,490	2,222,758	67	–	–

Liabilities
Investment contract liabilities	2,138,838	1,962,491	–	45,930	2,092,908	–	–
Derivative liabilities:
Interest rate swaps	(112,148)	33,705	–	(112,148)	–	–	–
Currency swaps	18,160	9,503	–	18,160	–	–	–
Credit default swaps	(3,928)	4,284	–	(3,928)	–	–	–
Equity swaps	6,139	6,139	–	6,139	–	–	–
Derivative liabilities total	(91,777)	53,631	–	(91,777)	–	–	–
Separate account annuity liabilities	21,243,476	21,243,476	4,400	21,239,076	–	–	–

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2018 and 2017:

	2018
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets:
Bonds
Industrial and miscellaneous	$–	$30,077	$4,858	$–	$34,935
Hybrid securities	–	16,037	–	–	16,037

Total bonds	–	46,114	4,858	–	50,972

Preferred stock
Industrial and miscellaneous	–	–	6,834	–	6,834

Total preferred stock	–	–	6,834	–	6,834

Common stock
Industrial and miscellaneous	134	–	66,929	–	67,063

Total common stock	134	–	66,929	–	67,063

Cash equivalents and short-term
Mutual funds	656,505	–	–	–	656,505

Total cash equivalents and short-term	656,505	–	–	–	656,505

Securities lending reinvested collateral	24,677	–	–	–	24,677
Derivative assets	2,495	9,144	–	–	11,639
Separate account assets	19,752,326	2,265,141	56	–	22,017,523

Total assets	$20,436,137	$2,320,399	$78,677	$–	$22,835,213

Liabilities:
Derivative liabilities	$166	$10,091	$–	$–	$10,257
Separate account liabilities	3,278	–	–	–	3,278

Total liabilities	$3,444	$10,091	$–	$–	$13,535

	2017
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets:
Bonds
Industrial and miscellaneous	$–	$32,297	$4,974	$–	$37,271

Total bonds	–	32,297	4,974	–	37,271

Preferred stock
Industrial and miscellaneous	–	–	7,390	–	7,390

Total preferred stock	–	–	7,390	–	7,390

Common stock
Industrial and miscellaneous	192	–	70,335	–	70,527

Total common stock	192	–	70,335	–	70,527

Cash equivalents and short-term
Mutual funds	596,843	–	–	–	596,843

Total cash equivalents and short-term	596,843	–	–	–	596,843

Securities lending reinvested collateral	–	428,169	–	–	428,169
Derivative assets	–	7,536	–	–	7,536
Separate account assets	21,645,490	2,222,758	67	–	23,868,315

Total assets	$22,242,525	$2,690,760	$82,766	$–	$25,016,051

Liabilities:
Derivative liabilities	$–	$12,652	$–	$–	$12,652
Separate account liabilities	4,400	–	–	–	4,400

Total liabilities	$4,400	$12,652	$–	$–	$17,052

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of level 3 are summarized in the schedule of changes in level 3 asset and liabilities. There were no material asset transfers between level 1 and level 2 or between level 2 and level 3 during the years ended December 31, 2018 and 2017.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Bonds classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified as Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified as Level 3 is internally valued using significant unobservable inputs.

Common stocks classified as Level 3 are comprised primarily of shares in the Federal Home Loan Bank (FHLB) of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Cash equivalents and short-term investments classified as Level 1 are primarily money market mutual funds and are measured at fair value. For those securities with a pricing source of ‘amortized cost’; amortized cost is a proxy for fair value.

Securities lending reinvested collateral is valued and classified in the same way as the underlying collateral, which is primarily composed of cash equivalents and short-term investments.

Derivatives classified as Level 1 represent exchange-traded interest rate or equity futures contracts valued using quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables summarize the changes in assets classified as Level 3 for 2018 and 2017:

	Beginning Balance at January 1, 2018	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
Other	$4,974	$287	$–	$78	$(26)
Preferred stock	7,390	–	–	–	(1,856)
Common stock	70,335	–	34	(27)	(1,173)
Separate account assets	67	–	–	1	(1)

Total	$82,766	$287	$34	$52	$(3,056)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2018

Bonds
Other	$–	$–	$–	$455	$4,858
Preferred stock	1,888	–	588	–	6,834
Common stock	–	28	2,200	–	66,929
Separate account assets	–	–	–	11	56

Total	$1,888	$28	$2,788	$466	$78,677

(a) Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations

(b) Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

	Beginning Balance at January 1, 2017	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
Other	$28,650	$–	$21,814	$54	$104
Preferred stock	7,326	–	–	–	(1,182)
Common stock	111,894	2	–	39,350	(37,605)
Separate account assets	77	–	–	1	6

Total	$147,947	$2	$21,814	$39,405	$(38,677)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2017

Bonds
Other	$–	$–	$–	$2,020	$4,974
Preferred stock	1,246	–	–	–	7,390
Common stock	–	66	4,000	39,372	70,335
Separate account assets	–	–	–	17	67

Total	$1,246	$66	$4,000	$41,409	$82,766

(a) Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations

(b) Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Nonrecurring fair value measurements

As indicated in Note 1, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell. As of December 31, 2018, the Company has three properties that are classified as held for sale. The carrying amount for each of these properties was less than their fair value and, therefore, they are not measured at fair value.

The Company also had one property that was held for sale as of December 31, 2017. Fair value less cost to sell of this property was $331.

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified as Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments

Bonds and Stocks

The carrying amounts and estimated fair values of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2018
Unaffiliated bonds:
United States Government and agencies	$1,645,120	$69,542	$33,955	$1,680,707
State, municipal and other government	416,752	12,733	13,939	415,546
Hybrid securities	145,271	9,152	7,013	147,410
Industrial and miscellaneous	12,911,155	528,970	550,783	12,889,342
Mortgage and other asset-backed securities	1,696,452	134,037	20,457	1,810,032

Total unaffiliated bonds	16,814,750	754,434	626,147	16,943,037
Unaffiliated preferred stocks	9,958	56	800	9,214

	$16,824,708	$754,490	$626,947	$16,952,251

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	67,017	67	21	67,063

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2017
Unaffiliated bonds:
United States Government and agencies	$1,771,870	$111,697	$31,554	$1,852,013
State, municipal and other government	465,974	28,976	1,252	493,698
Hybrid securities	178,851	27,960	1,930	204,881
Industrial and miscellaneous	12,389,847	1,070,615	31,681	13,428,781
Mortgage and other asset-backed securities	2,350,324	135,220	16,733	2,468,811

Total unaffiliated bonds	17,156,866	1,374,468	83,150	18,448,184
Unaffiliated preferred stocks	10,513	161	809	9,865

	$17,167,379	$1,374,629	$83,959	$18,458,049

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	69,285	1,248	6	70,527

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The carrying amount and estimated fair value of bonds at December 31, 2018, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2018
December 31:	Carrying Value	Fair Value

Due in one year or less	$275,557	$275,714
Due after one year through five years	2,582,802	2,596,594
Due after five years through ten years	2,790,741	2,843,473
Due after ten years	9,469,198	9,417,224

	15,118,298	15,133,005
Mortgage and other asset-backed securities	1,696,452	1,810,032

Total	$16,814,750	$16,943,037

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2018 and 2017 is as follows:

	2018
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$63,881	$4,817	$707,210	$29,138
State, municipal and other government	33,780	2,461	158,447	11,478
Hybrid securities	12,595	1,893	44,591	5,120
Industrial and miscellaneous	1,180,161	67,218	6,509,117	483,565
Mortgage and other asset-backed securities	213,966	10,505	418,923	9,952

Total bonds	1,504,383	86,894	7,838,288	539,253

Preferred stocks-unaffiliated	1,200	800	-	-
Common stocks-unaffiliated	-	-	165	21

Total	$1,505,583	$87,694	$7,838,453	$539,274

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	2017
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$599,305	$31,295	$35,397	$259
State, municipal and other government	14,956	375	66,173	877
Hybrid securities	14,245	1,915	4,260	15
Industrial and miscellaneous	316,237	20,318	1,513,655	11,363
Mortgage and other asset-backed securities	245,732	11,660	628,331	5,073

Total bonds	1,190,475	65,563	2,247,816	17,587

Preferred stocks-unaffiliated	1,191	809	-	-
Common stocks-unaffiliated	-	-	28	6

Total	$1,191,666	$66,372	$2,247,844	$17,593

As of December 31, 2018, the Company’s Banking portfolio had investments in an unrealized loss position which had a fair value of $1,012,142, with a carrying value of $1,071,412, resulting in a gross unrealized loss of $59,270.

Bank regulators continue to implement a wide array of reforms designed to strengthen capital levels, reduce balance sheet risk and improve liquidity in an ongoing effort to reduce systemic risk and harmonize global bank regulation. Both regulators and central governments are adopting new bank guidelines designed to improve ‘resolvability’ in an attempt to ensure that banks can ‘fail’ in an orderly manner without the use of taxpayer money. While most banks already meet new capital and liquidity requirements, well ahead of regulatory deadlines, they are now in the process of issuing loss absorbing securities and altering their legal, financial and operating structures. Bank balance sheet repair and risk reduction is expected to continue. Globally, risk concentrations on bank balance sheets continue to exist but confidence in the sector has increased materially since the financial crisis. As the unrealized losses in the Banking portfolio relate to holdings where the Company expects to receive full principal.

As of December 31, 2018, the Company’s Consumer Non-Cyclical portfolio had investments in an unrealized loss position which had a fair value of $1,595,964, with a carrying value of $1,718,111, resulting in a gross unrealized loss of $122,147.

The Consumer Non-Cyclical sector encompasses various industries ranging from consumer products to supermarkets. The more significant of these sub-sectors from an unrealized loss perspective are food, beverage and pharmaceuticals. In food and beverage, a number of large issuers have increased leverage for M&A in an effort to ignite growth, with the new issuance and higher leverage weighing on bond prices. And more recently, some larger issuers have been impacted by downgrades, notably AB Inbev (largest issuer in the space), which crossed over from A- to BBB+ due to a slower than expected de-levering trajectory. In pharmaceuticals, unrealized losses have primarily been driven by price volatility in the bond market rather than fundamental issues. We do note however that M&A risk in pharmaceuticals is modestly increasing as some key issuers face patent cliffs in the next 5 years, including Abbvie. As the unrealized losses in the Consumer Non-Cyclical portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be OTTI as of December 31, 2018.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

As of December 31, 2018, the Company’s Energy portfolio had investments in an unrealized loss position which had a fair value of $864,914, with a carrying value of $947,062, resulting in a gross unrealized loss of $82,148.

The Energy sector encompasses various industries including integrated oil and gas producers, independent oil and gas producers, midstream processing and transport, oil field services and drilling, and refining. Lower oil prices have reduced cash flow for upstream producers. Oil field service and drilling companies have been pressured by reduced capital spending by their upstream client base and margin compression from price concessions and new capacity additions. While refiners have seen positive impacts from lower feedstock costs, margins have softened due to high refined product inventory levels. Commodity price pressure has been the result of strong non-OPEC supply growth, reduced supply disruptions, high global inventories and concerns on softening global demand. In response, OPEC has coordinated an agreement to cut production levels in an effort to reduce global inventories and increase prices. As the unrealized losses in the Energy portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be OTTI as of December 31, 2018.

During 2018, 2017 and 2016, respectively, there was $99,187, $0 and $0 loan-backed and structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis.

For loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2018, 2017 and 2016 the Company recognized OTTI of $6,003, $2,512, and $3,864, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following loan-backed and structured securities were held at December 31, 2018, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
059515AC0	$294	$277	$17	$277	$246	3/31/2018
14984WAA8	3,480	3,357	123	3,357	3,060	3/31/2018
65536PAA8	324	318	6	318	244	3/31/2018
07325WAE2	36,257	35,170	1,087	35,170	27,735	3/31/2018
126380AA2	2,193	2,193	–	2,193	2,287	3/31/2018
059515AC0	263	259	4	259	230	06/30/2018
65536PAA8	311	226	85	226	237	06/30/2018
07325WAE2	35,042	34,022	1,020	34,022	27,934	06/30/2018
92930RBB7	12,556	12,182	374	12,182	12,182	09/30/2018
12624QAR4	12,628	12,163	465	12,163	12,162	09/30/2018
92937EAZ7	12,159	11,819	340	11,819	11,819	09/30/2018
90269CAD2	12,132	12,038	94	12,038	12,039	09/30/2018
20048EAY7	15,199	14,709	490	14,709	14,710	09/30/2018
61766LBS7	10,226	9,898	328	9,898	9,898	09/30/2018
95000LAZ6	10,230	9,815	415	9,815	9,815	09/30/2018
17291CBR5	5,633	5,147	486	5,147	5,147	09/30/2018
46648KAU0	8,426	7,979	447	7,979	7,980	09/30/2018
36828QQK5	500	278	222	278	481	12/31/2018

			$6,003

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2018 and 2017 is as follows:

	2018		2017

	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months

Year ended December 31:
The aggregate amount of unrealized losses	$10,505	$17,168	$11,660	$14,136
The aggregate related fair value of securities with unrealized losses	213,966	465,773	245,732	662,172

At December 31, 2018 and 2017, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 374 and 159 securities with a carrying amount of $1,593,276 and $1,258,038 and an unrealized loss of $87,694 and $66,372 with an average price of 94.5 and 94.7 (fair value/amortized cost). Of this portfolio, 88.0% and 89.7% were investment grade with associated unrealized losses of $62,824 and $50,012, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2018 and 2017, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 1209 and 515 securities with a carrying amount of $8,377,542 and $2,265,403 and an unrealized loss of $539,253 and $17,587 with an average price of 93.6 and 99.2 (fair value/amortized cost). Of this portfolio, 92.8% and 88.6% were investment grade with associated unrealized losses of $476,336 and $11,106, respectively.

At December 31, 2018 and 2017, respectively, there were no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2018 and 2017, respectively, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 6 and 5 securities with a cost of $186 and $35 and an unrealized loss of $21 and $7 with an average price of 88.7 and 80.7 (fair value/cost).

The following structured notes were held at December 31, 2018 and 2017:

CUSIP Identification	Actual Cost	Fair Value	Book /Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
912810QV3	$9,959	$9,004	$10,691	NO
912810RA8	184,686	213,804	205,761	NO
912810RL4	400,160	405,263	429,186	NO
44965TAA5	6,441	5,361	6,446	NO
44965UAA2	1,026	835	1,026	NO

Total	$602,272	$634,267	$653,110

CUSIP Identification	Actual Cost	Fair Value	Book /Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
912810QV3	$9,959	$9,758	$10,459	NO
912810RA8	184,686	232,518	199,437	NO
912810RL4	400,160	443,697	417,880	NO
44965TAA5	6,346	6,625	6,350	NO

Total	$601,151	$692,598	$634,126

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following table provides the number of 5GI securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5GI Securities	Book /Adjusted Carrying Value	Fair Value
December 31, 2018
Bond, amortized cost	3	$6,034	$6,010
Preferred stock, amortized cost	1	6,835	6,834

Total	4	$12,869	$12,844
December 31, 2017
Bond, amortized cost	3	$6,557	$6,591

Total	3	$6,557	$6,591

During 2018 and 2017, the Company sold, redeemed or otherwise disposed of 57 and 54 securities as a result of a callable feature which generated investment income of $16,484 and $7,102, as a result of prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements.

	Year Ended December 31
	2018	2017	2016

Proceeds	$3,505,561	$5,152,507	$4,888,465

Gross realized gains	$23,436	$574,671	$167,992
Gross realized losses	(168,483)	(12,699)	(91,022)

Net realized capital gains (losses)	$(145,047)	$561,972	$76,970

The Company had gross realized losses which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks for the years ended December 31, 2018, 2017 and 2016 of $25,453, $2,992 and $9,499, respectively.

At December 31, 2018, and 2017, the Company had no investments in restructured securities.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Mortgage Loans

The credit qualities of commercial and farm mortgage loans by type of property for the years ended December 31, 2018 and 2017 were as follows:

December 31, 2018

	Farm	Commercial	Total

AAA - AA	$–	$1,048,151	$1,048,151
A	10,000	1,304,089	1,314,089
BBB	–	72,347	72,347
BB	–	–	–

	$10,000	$2,424,587	$2,434,587

December 31, 2017

	Farm	Commercial	Total

AAA - AA	$–	$1,096,231	$1,096,231
A	15,058	913,542	928,600
BBB	–	169,249	169,249
BB	–	1,277	1,277

	$15,058	$2,180,299	$2,195,357

The above tables exclude residential mortgage loans

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2018, the maximum and minimum lending rates for commercial mortgage loans were 5.23% and 3.78%, respectively. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2018 at the time of origination or acquisition was 74%. During 2018, the Company did not reduce interest rates on any outstanding mortgages. At December 31, 2018, mortgage loans with a carrying value of $7 were non-income producing for the previous 180 days. There was no accrued interest related to these mortgage loans that required excluding the amount from investment income at December 31, 2018. The Company did not have any taxes, assessments and other amounts advanced not included in the mortgage loan total for the year ended December 31, 2018.

During 2017, the maximum and minimum lending rates for commercial mortgage loans were 7.99% and 3.71%, respectively. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2017 at the time of origination or acquisition was 99%. During 2017, the Company did not reduce interest rates on any outstanding mortgages. At December 31, 2017, mortgage loans with a carrying value of $116 were non-income producing for the previous 180 days. There was no accrued interest related to these mortgage loans that required excluding the amount from investment income at December 31, 2017. The Company did not have any taxes, assessments and other amounts advanced not included in the mortgage loan total for the year ended December 31, 2017.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2018 and 2017.

		Residential			Commercial
	Farm	Insured	All Other		Insured	All Other	Total
December 31, 2018
Recorded Investment (All)
(a) Current	$10,000	$–	$	431	$–	$2,399,122	$2,409,553
(b) 30-59 Days Past Due	–	–		1,045	–	–	1,045
(c) 60-89 Days Past Due	–	–		40	–	25,465	25,505
(d) 90-179 Days Past Due	–	–		93	–	–	93
(e) 180+ Days Past Due	–	–		7	–	–	7

Accruing interest 90-179 days past due
(a) Recorded investment	–	–		93	–	–	93
(b) Interest accrued	–	–		–	–	–	–

Participant or Co-lender in
Mortgage Loan Agreement
(a) Recorded Investment	$10,000	$–	$	–	$–	$832,611	$842,611

		Residential			Commercial
	Farm	Insured	All Other		Insured	All Other	Total
December 31, 2017
Recorded Investment (All)
(a) Current	$15,058	$–	$	505	$–	$2,180,299	$2,195,862
(b) 30-59 Days Past Due	–	–		1,291	–	–	1,291
(c) 60-89 Days Past Due	–	–		76	–	–	76
(d) 90-179 Days Past Due	–	–		118	–	–	118
(e) 180+ Days Past Due	–	–		116	–	–	116
Accruing interest 90-179 days past due
(a) Recorded investment	–	–		–	–	–	–
(b) Interest accrued	–	–		–	–	–	–

Participant or Co-lender in
Mortgage Loan Agreement
(a) Recorded Investment	$10,000	$–	$	–	$–	$787,427	$797,427

At December 31, 2018 and 2017 there were no recorded investments in impaired loans with a related allowance for credit losses. The Company held no allowances for credit losses on mortgage loans at December 31, 2018 or December 31, 2017. There was no average recorded investment in impaired loans during 2018 or 2017. There was no recorded investment in impaired loans without an allowance for credit losses during 2018 or 2017. There were no mortgage loans subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans.

As of December 31, 2018 and 2017, the Company had no mortgage loans derecognized as a result of foreclosure.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

basis. The Company recognized no interest income on impaired loans for the years ended December 31, 2018, 2017 and 2016, respectively. The Company recognized no interest income on a cash basis for the years ended December 31, 2018, 2017 and 2016, respectively.

During 2018 and 2017, respectively, reverse mortgages of $0 and $1,495 were foreclosed or acquired by deed and transferred to real estate.

The Company disposed of 1 property throughout 2018, resulting in a net realized loss of $8.

At December 31, 2018 and 2017, the Company held a mortgage loan loss reserve in the AVR of $25,537 and $20,581, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2018	2017		2018	2017

Pacific	28%	26%	Apartment	55%	54%
South Atlantic	22	25	Retail	14	16
Middle Atlantic	10	11	Office	12	11
E. North Central	9	9	Industrial	9	8
W. South Central	9	8	Other	7	8
Mountain	8	8	Medical	2	2
W. North Central	7	8	Agricultural	1	1
E. South Central	4	4
New England	3	1

At December 31, 2018, 2017 and 2016, the Company held mortgage loans with a total net admitted value of $239, $268, and $295, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2018, 2017 and 2016 related to such restructurings. There were no commitments to lend additional funds to debtors owing receivables at December 31, 2018, 2017 and 2016.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Real Estate

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information.

The carrying value of the Company’s real estate assets at December 31, 2018 and 2017 was as follows:

	2018	2017

Home office properties	$—	$30,112
Investment properties	187,420	192,622
Properties held for sale	30,226	331

	$217,646	$223,065

As of December 31, 2018, there are 3 properties classified as held for sale. The Company is working with an external commercial real estate advisor firm to actively market the properties and negotiate with potential buyers. No gain or loss was recognized as a result of the classification of these properties as held for sale. At December 31, 2017, the Company held one property as held for sale.

The Company does not engage in retail land sales operations.

The Company does not hold any real estate investments with participating mortgage loans.

Accumulated depreciation on real estate at December 31, 2018 and 2017, was $63,664 and $55,303, respectively.

There were no impairment losses taken on real estate in 2018. Impairment losses of $696 and $581 were taken on real estate in, 2017 and 2016, respectively, to write the book value down to the current fair value and were reflected as net realized losses in the statements of operations.

Other Invested Assets

During 2018 and 2017, the Company did not recognize any impairment write down for its investments in joint ventures, partnerships or limited liability companies.

The carrying amount of the investment in reverse mortgages of $11,118 and $15,191 at December 31, 2018 and 2017, respectively, is net of the reserve of $4,197 and $6,227, respectively. Interest income of $814 and $1,109 was recognized for the years ended December 31, 2018 and 2017 respectively. The Company’s commitment includes making advances to the borrower until termination of the contract. The contract is terminated at the time the borrower moves, sells the property, dies, repays the loan balance or violates the provisions of the loan contract.

During 2017, the Company reassigned its ownership interest in the Prisma Spectrum Fund for an additional interest in the Zero Beta Fund in the amount of $88,481, which resulted in a realized gain of $43,498.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Tax Credits

For the year ending December 31, 2018, the Company had ownership interests in twenty-seven LIHTC properties. The remaining years of unexpired tax credits ranged from two to twelve and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to seventeen years. The amount of contingent equity commitments expected to be paid during the years 2019 to 2029 is $77,186. LIHTC tax credits recognized in 2018 was $7,866, and other LIHTC tax benefits recognized in 2018 was $2,964. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

For the year ending December 31, 2017, the Company had ownership interests in thirty-three LIHTC properties. The remaining years of unexpired tax credits ranged from one to twelve and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to sixteen years. The amount of contingent equity commitments expected to be paid during the years 2018 to 2029 is $83,036. LIHTC tax credits recognized in 2017 was $6,059, and other LIHTC tax benefits recognized in 2017 was $6,234. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The following tables provide the carrying value of state transferable tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2018 and 2017:

		December 31, 2018

Description of State Transferable and Non- transferable Tax Credits	State	Carrying Value	Unused Amount*

Low-Income Housing Tax Credits	MA	$1,268	$2,178
Economic Redevelopment and Growth Tax Credits	NJ	–	18,700

Total		$1,268	$20,878

		December 31, 2017

Description of State Transferable and Non- transferable Tax Credits	State	Carrying Value	Unused Amount

Low-Income Housing Tax Credits	MA	$518	$2,878
Economic Redevelopment and Growth Tax Credits	NJ	–	18,700

Total		$518	$21,578

*The unused amount reflects credits that the Company deems will be realizable in the period 2018-2028.

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits as of December 31, 2018, 2017 and 2016.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, was as follows:

	2018	2017

Fair value - positive	$168,821	$240,136
Fair value - negative	(94,091)	(104,803)

For the years ended December 31, 2018, 2017 and 2016, the Company has recorded $2,406, ($3,602) and ($60,771), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2018, 2017, or 2016 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 14 years for forecasted hedge transactions. For the years ended December 31, 2018, 2017 and 2016 none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2018 and 2017, the Company has accumulated deferred gains in the amount of $1,186 and $1,186, respectively, related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on futures asset purchases expected to transpire throughout 2026.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Summary of realized gains (losses) by derivative type for year-end December 31, is as follows:

	2018	2017	2016

Options:
Calls	$–	$67	$192
Caps	–	(45,848)	–
Puts	–	–	4,824

Total options	$–	$(45,781)	$5,016

Swaps:
Interest rate	$(1,105)	$102,724	$(11,388)
Credit	(2,444)	–	(1,530)
Total return	(4,853)	(26,122)	(34,637)

Total swaps	$(8,402)	$76,602	$(47,555)

Futures - net positions	(81,504)	167,302	42,756
Lehman settlements	55	122	126

Total realized gains (losses)	$(89,851)	$198,245	$343

Fair value of replicated assets and credit default swaps (as underlying), as of December 31, is as follows:

	Year Ended December 31
		2018		2017		2016

Replicated assets	$	1,271,342	$	1,172,379	$	729,430
Credit default		14,453		20,987		2,324
Interest rate swaps		–		(2,407)		(8,184)

Capital gains (losses) related to credit swap transactions (which are primarily replication transactions), as of December 31, is as follows:

	Year Ended December 31
		2018		2017		2016

Capital gains (losses)	$	(2,444)	$	–	$	(1,530)

As stated in Note 2, the Company replicates investment grade corporate bonds or sovereign debt by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2018 and 2017:

		2018
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1

Single name credit default swaps (3)		$3,556	$259,450	2.6
Credit default swaps referencing indices		-	-	-

Subtotal		3,556	259,450	2.6

BBB	2
Single name credit default swaps (3)		5,635	590,510	3.0
Credit default swaps referencing indices		2,588	291,500	3.4

Subtotal		8,223	882,010	3.1

BB	3
Single name credit default swaps (3)		2,674	28,350	3.3
Credit default swaps referencing indices		-	-	-

Subtotal		2,674	28,350	3.3

B	4
Single name credit default swaps (3)		-	-	-
Credit default swaps referencing indices		-	-	-

Subtotal		-	-	-

CCC and lower	5
Single name credit default swaps (3)		-	-	-
Credit default swaps referencing indices		-	-	-

Subtotal		-	-	-

In or near default	6
Single name credit default swaps (3)		-	-	-
Credit default swaps referencing indices		-	-	-

Subtotal		-	-	-

Total		$14,453	$1,169,810	3.0

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

		2017
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1

Single name credit default swaps (3)		$16,990	$772,150	3.0
Credit default swaps referencing indices		3,176	190,000	2.6

Subtotal		20,166	962,150	3.7

BBB	2
Single name credit default swaps (3)		821	40,000	2.7
Credit default swaps referencing indices		-	-	-

Subtotal		821	40,000	2.7

BB	3
Single name credit default swaps (3)		-	-	-
Credit default swaps referencing indices		-	-	-

Subtotal		-	-	-

B	4
Single name credit default swaps (3)		-	-	-
Credit default swaps referencing indices		-	-	-

Subtotal		-	-	-

CCC and lower	5
Single name credit default swaps (3)		-	-	-
Credit default swaps referencing indices		-	-	-

Subtotal		-	-	-

In or near default	6
Single name credit default swaps (3)		-	-	-
Credit default swaps referencing indices		-	-	-

Subtotal		-	-	-

Total		$20,987	$1,002,150	3.0

(1)         The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2018 and 2017, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value

	2018	2017	2018	2017

Derivative assets:
Credit default swaps	$886,000	$657,240	$13,304	$17,059
Currency swaps	73,235	148,162	14,877	17,014
Equity futures	2	11	2,282	–
Equity swaps	61,739	18,710	4,589	164
Interest rate futures	–	–	213	–
Interest rate swaps	247,450	774,150	9,174	9,319
Derivative liabilities:
Credit default swaps	283,810	344,910	(1,148)	(3,928)
Currency swaps	180,599	84,645	15,155	18,160
Equity futures	3	–	127	–
Equity swaps	100	158,248	208	6,139
Interest rate futures	–	–	39	–
Interest rate swaps	2,579,033	3,025,033	(44,671)	(112,148)
*	Futures are presented in contract format. Swaps and options are presented in notional format.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2018 and 2017, respectively:

	Gross Restricted (Admitted & Nonadmitted) 2018
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total
Subject to contractual obligation for which liability is not shown	$–	$–	$–	$–	$–
Collateral held under security lending agreements	574,886	–	–	–	574,886
Subject to repurchase agreements	–	–	–	–	–
Subject to reverse repurchase agreements	–	–	–	–	–
Subject to dollar repurchase agreements	109,657	–	–	–	109,657
Subject to dollar reverse repurchase agreements	–	–	–	–	–
Placed under option contracts	–	–	–	–	–
Letter stock or securities restricted as to sale - excluding FHLB capital stock	–	–	–	–	–
FHLB capital stock	66,800	–	–	–	66,800
On deposit with states	4,730	–	–	–	4,730
On deposit with other regulatory bodies	–	–	–	–	–
Pledged as collateral to FHLB (including assets backing funding agreements)	2,086,543	–	–	–	2,086,543
Pledged as collateral not captured in other categories	266,068	–	–	–	266,068
Other restricted assets	195,728	–	–	–	195,728

Total Restricted Assets	$3,304,412	$–	$–	$–	$3,304,412

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Restricted Asset Category	Total From Prior Year (2017)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Subject to contractual obligation for which liability is not shown	$–	$–	$–	$–	0.00%	0.00%
Collateral held under security lending agreements	428,212	146,674	–	574,886	1.20%	1.21%
Subject to repurchase agreements	–	–	–	–	0.00%	0.00%
Subject to reverse repurchase agreements	–	–	–	–	0.00%	0.00%
Subject to dollar repurchase agreements	300,218	(190,561)	–	109,657	0.23%	0.23%
Subject to dollar reverse repurchase agreements	–	–	–	–	0.00%	0.00%
Placed under option contracts	–	–	–	–	0.00%	0.00%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	–	–	–	–	0.00%	0.00%
FHLB capital stock	69,000	(2,200)	–	66,800	0.14%	0.14%
On deposit with states	7,649	(2,919)	–	4,730	0.01%	0.01%
On deposit with other regulatory bodies	–	–	–	–	0.00%	0.00%
Pledged as collateral to FHLB (including assets backing funding agreements)	1,815,666	270,877	–	2,086,543	4.34%	4.38%
Pledged as collateral not captured in other categories	258,626	7,442	–	266,068	0.55%	0.56%
Other restricted assets	191,103	4,625	–	195,728	0.41%	0.41%

Total Restricted Assets	$3,070,474	$233,938	$–	$3,304,412	6.88%	6.94%

The following tables show the pledged or restricted assets in other categories as of December 31, 2018 and 2017, respectively:

	Gross (Admitted & Nonadmitted) Restricted 2018

Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total

Derivatives	$266,068	$–	$–	$–	$266,068

Total	$266,068	$–	$–	$–	$266,068

	Gross (Admitted & Nonadmitted) Restricted			Percentage

Description of Assets	Total From Prior Year (2017)	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Derivatives	$258,626	$7,442	$266,068	0.55%	0.56%

Total	$258,626	$7,442	$266,068	0.55%	0.56%

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following table shows the collateral received and reflected as assets within the financial statements as of December 31, 2018 and 2017.

	2018
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$229,777	$229,777	0.93%	0.94%
Securities lending collateral assets	575,155	575,155	2.32	2.36
Other	1,000	1,000	–	–

Total collateral assets	$805,932	$805,932	3.25%	3.30%

	Amount	% of Liability to Total Liabilities
Recognized obligation to return collateral asset	$806,292	3.60%

	2017
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$500,624	500,624	1.97%	2.01%
Securities lending collateral assets	428,169	428,169	1.68	1.71
Other	–	–	–	–

Total collateral assets	$928,793	$928,793	3.65%	3.72%

	Amount	% of Liability to Total Liabilities
Recognized obligation to return collateral asset	$929,604	3.97%

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2018	2017	2016

Income:
Bonds	$763,422	$579,022	$710,033
Preferred stocks	1,441	1,364	227
Common stocks	63,241	102,361	46,485
Mortgage loans on real estate	104,675	72,505	82,224
Real estate	35,371	35,366	31,665
Policy loans	49,379	49,680	50,559
Cash, cash equivalents and short-term investments	13,218	10,218	6,070
Derivatives	26,047	23,631	9,790
Other invested assets	11,521	33,533	19,708
Gross investment income	1,068,315	907,680	956,761
Less: investment expenses	97,376	81,193	72,176

Net investment income before amortization of IMR	$970,939	$826,487	$884,585
Amortization of IMR	79,469	53,005	25,293

Net investment income, including IMR	$1,050,408	$879,492	$909,878

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized Year Ended December 31
	2018	2017	2016

Bonds	$(170,936)	$559,366	$67,594
Preferred stocks	–	–	(324)
Common stocks	1,051	39,352	186
Mortgage loans on real estate	(1,394)	10,955	18,849
Real estate	(8)	(663)	55
Cash, cash equivalents and short-term investments	(17)	19	24
Derivatives	(89,906)	198,123	217
Other invested assets	23,531	67,295	(17,503)

Change in realized capital gains (losses), before taxes	(237,679)	874,447	69,098
Federal income tax effect	47,135	(94,516)	(3,804)
Transfer from (to) interest maintenance reserve	118,706	(368,479)	(76,685)

Net realized capital gains (losses) on investments	$(71,838)	$411,452	$(11,391)

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized

	Year Ended December 31
	2018	2017	2016

Bonds	$8,468	$32,575	$17,650
Preferred stocks	(1,856)	(1,182)	(232)
Common stocks	(1,197)	(37,604)	14,970
Affiliated entities	29,355	10,774	(18,824)
Cash equivalents and short-term investments	29	35	(56)
Derivatives	(4,952)	36,372	(24,747)
Other invested assets	10,159	(49,430)	3,338

Change in unrealized capital gains (losses), before taxes	40,006	(8,460)	(7,901)
Taxes on unrealized capital gains (losses)	(3,048)	(13,166)	(9,049)

Change in unrealized capital gains (losses), net of tax	$36,958	$(21,626)	$(16,950)

6. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life premium and annuity considerations at December 31, 2018 and 2017 were as follows:

	2018		2017
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:
Ordinary first-year business	$9,413	$1,652	$12,284	$2,058
Ordinary renewal business	149,737	117,652	153,896	118,733
Group life direct business	6,768	4,753	8,289	5,938
Credit direct business	86	86	119	119

	$166,004	$124,143	$174,588	$126,848

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit funds and policy claims at December 31, 2018 and 2017 were as follows:

	Year Ended December 31
	2018	2017

Life insurance reserves	$9,567,419	$8,990,249
Annuity reserves and supplementary contracts with life contingencies	1,466,569	1,513,456
Accident and health reserves (including long term care)	5,931,736	5,664,987

Total policy reserves	$16,965,724	16,168,692

Deposit funds	584,693	692,548
Policy claims	434,245	434,521

Total policy reserves, deposit funds and claim liabilities	$17,984,662	$17,295,761

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner’s Standard Group Mortality Table, and the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

At December 31, 2018 and 2017, the Company had insurance in force aggregating $4,392,920 and $5,148,732 respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Iowa Insurance Division. The Company established policy reserves of $49,923 and $56,668 to cover these deficiencies at December 31, 2018 and 2017, respectively.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 1% of ordinary life insurance in force at December 31, 2018 and 2017.

For the years ended December 31, 2018, 2017 and 2016, premiums for participating life insurance policies were $963, $1,003 and $1,032, respectively. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company paid dividends in the amount of $1,025, $1,081 and $1,088 to policyholders during 2018, 2017 and 2016, respectively, and did not allocate any additional income to such policyholders.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.25 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Valuation Manual section 21 (VM-21), Requirements for Principle-Based Reserves for Variable Annuities. VM-21 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The VM-21 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of VM-21 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA).

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on company experience. The SSA was determined using the assumptions and methodology prescribed in VM-21 for determining the SSA.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. At December 31, 2018 and 2017, the Company had no premium deficiency reserve.

The Company’s primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2018
2018	$-	$954,895	$294,034	$660,861
2017 and prior	1,751,452	(12,178)	539,342	1,199,932

	1,751,452	$942,717	$833,376	1,860,793

Active life reserve	$4,238,123			$4,390,665

Total accident and health reserves	$5,989,575			$6,251,458

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2017
2017	$-	$961,990	$314,100	$647,890
2016 and prior	285,357	1,358,127	539,922	1,103,562

	285,357	$2,320,117	$854,022	1,751,452

Active life reserve	$887,071			$4,238,123

Total accident and health reserves	$1,172,428			$5,989,575

The Company’s unpaid claims reserve was increased (decreased) by $(12,178) and $1,358,127 for the years ended December 31, 2018 and 2017, respectively, for health claims that were incurred prior to those balance sheet dates. The change in 2018 and 2017 resulted primarily from variances in the estimated frequency of claims and claim severity.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2018 and 2017 was $46,226 and $43,512, respectively. The Company incurred $7,423 and paid $4,709 of claim adjustment expenses during 2018, of which $1,890 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $42,426 and paid $4,108 of claim adjustment expenses during 2017, of which $1,724 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2018 or 2017.

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has also been determined primarily by formula.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Included in the liability for deposit-type contracts at December 31, 2018 and 2017 are approximately $11,543 and $51,373, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from the Company which secures that particular series of notes. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders.

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31 2018

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$8,533	$16,457	$–	$24,990	0%
At book value less surrender charge of 5% or more	3,458	–	–	3,458	0
At fair value	3,038	–	19,902,712	19,905,750	89

Total with adjustment or at fair value	15,029	16,457	19,902,712	19,934,198	89
At book value without adjustment (minimal or no charge or adjustment)	1,354,808	–	–	1,354,808	6
Not subject to discretionary withdrawal provision	984,934	–	104,880	1,089,814	5

Total annuity reserves and deposit liabilities	2,354,771	16,457	20,007,592	22,378,820	100%

Less reinsurance ceded	303,509	–	–	303,509

Net annuity reserves and deposit liabilities	$2,051,262	$16,457	$20,007,592	$22,075,311

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31 2017

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$9,924	$17,955	$–	$27,879	0%
At book value less surrender charge of 5% or more	5,045	–	–	5,045	0
At fair value	3,287	–	21,177,923	21,181,210	90

Total with adjustment or at fair value	18,256	17,955	21,177,923	21,214,134	90
At book value without adjustment (minimal or no charge or adjustment)	1,439,541	–	–	1,439,541	6
Not subject to discretionary withdrawal provision	1,016,866	–	43,198	1,060,064	4

Total annuity reserves and deposit liabilities	2,474,663	17,955	21,221,121	23,713,739	100%

Less reinsurance ceded	268,659	–	–	268,659

Net annuity reserves and deposit liabilities	$2,206,004	$17,955	$21,221,121	$23,445,080

Separate Accounts

Certain separate and variable accounts held by the Company represent funds for which the benefit is determined by the performance and/or fair value of the investments held in the separate account. The assets of these are carried at fair value. These variable annuities generally provide an additional minimum guaranteed death benefit. Some variable annuities also provide a minimum guaranteed income benefit. The Company’s Guaranteed Indexed separate accounts provide customers a return based on the total performance of a specified financial index plus an enhancement. Hedging instruments that return the chosen index are purchased by the Company and held within the separate account. The assets in the accounts, carried at fair value, consist primarily of long-term bonds.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Information regarding the separate accounts of the Company are as follows:

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2018	$–	$166	$995,559	$995,725

Reserves for separate accounts as of December 31, 2018 with assets at:
Fair value	$–	16,457	23,215,860	23,232,317

Total as of December 31, 2018	$–	$16,457	$23,215,860	$23,232,317

Reserves for separate accounts by withdrawal characteristics as of December 31, 2018:
With fair value adjustment	$–	$16,457	$–	$16,457
At fair value	–	–	23,110,980	23,110,980

Subtotal	$–	$16,457	$23,110,980	$23,127,437
Not subject to discretionary withdrawal	–	–	104,880	104,880

Total separate account reserve liabilities at December 31, 2018	$–	$16,457	$23,215,860	$23,232,317

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2017	$–	$128	$1,005,564	$1,005,692

Reserves for separate accounts as of December 31, 2017 with assets at:
Fair value	$–	17,955	24,836,712	24,854,667

Total as of December 31, 2017	$–	$17,955	$24,836,712	$24,854,667

Reserves for separate accounts by withdrawal characteristics as of December 31, 2017:
With fair value adjustment	$–	$17,955	$–	$17,955
At fair value	–	–	24,725,399	24,725,399

Subtotal	–	$17,955	$24,725,399	$24,743,354
Not subject to discretionary withdrawal	–	–	111,313	111,313

Total separate account reserve liabilities at December 31, 2017	$–	$17,955	$24,836,712	$24,854,667

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2016	$–	$63	$804,574	$804,637

Reserves for separate accounts as of December 31, 2016 with assets at:
Fair value	$–	19,728	19,703,619	19,723,347

Total as of December 31, 2016	$–	$19,728	$19,703,619	$19,723,347

Reserves for separate accounts by withdrawal characteristics as of December 31, 2016:
With fair value adjustment	$–	$19,728	$–	$19,728
At fair value	–	–	19,615,571	19,615,571

Subtotal	–	19,728	19,615,571	19,635,299
Not subject to discretionary withdrawal	–	–	88,048	88,048

Total separate account reserve liabilities at December 31, 2016	$–	$19,728	$19,703,619	$19,723,347

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2018	2017	2016

Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$1,010,534	$1,024,418	$810,679
Transfers from separate accounts	(1,460,192)	(1,290,485)	(1,153,614)

Net transfers from separate accounts	(449,658)	(266,067)	(342,935)
Miscellaneous reconciling adjustments	117,578	104,721	128,436

Net transfers as reported in the statement of operations of the life, accident and health annual statement	$(332,080)	$(161,346)	$(214,499)

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. The assets legally insulated from general account claims at December 31, 2018 and 2017 are attributed to the following products:

	2018	2017

Group annuities	$2,446,903	$2,393,955
Variable annuities	17,578,936	18,855,048
Variable universal life	341,492	436,446
Variable life	2,902,668	3,230,610
Modified separate account	17,970	20,646
WRL asset accumulator	8,170	9,826

Total separate account assets	$23,296,139	$24,946,531

To compensate the general account for the risk taken, the separate account paid risk charges of $11,344, $12,133, $11,993, $12,368, and $12,979 to the general account in 2018, 2017, 2016, 2015 and 2014, respectively. During the years ended December 31, 2018, 2017, 2016, 2015 and 2014, the general account of the Company had paid $480, $750, $15,371, $43,256, and $2,698, respectively, toward separate account guarantees.

The Company does not participate in securities lending transactions within the separate account.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums and annuity considerations earned reflect the following reinsurance amounts:

	Year Ended December 31
	2018	2017	2016

Direct premiums	$3,578,753	$3,656,349	$3,302,028
Reinsurance assumed - non affiliates	68,724	76,854	89,277
Reinsurance assumed - affiliates	405,528	2,153,409	(1,651,630)
Reinsurance ceded - non affiliates	(75,864)	(3,181,521)	(95,982)
Reinsurance ceded - affiliates	(427,119)	(408,787)	1,631,880

Net premiums earned	$3,550,022	$2,296,304	$3,275,573

The Company received reinsurance recoveries in the amount of $591,703, $558,976 and $453,417 during 2018, 2017 and 2016, respectively. At December 31, 2018 and 2017, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $29,604 and $31,953. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2018 and 2017 of $4,320,660 and $4,421,167, respectively, of which $2,016,383 and $2,037,895 were ceded to affiliates.

Effective October 1, 2018, the Company recaptured credit insurance business from an affiliate, Ironwood Re Corp. The Company released $248 of funds withheld liability, recaptured $335 of policyholder reserves and $68 of claim reserves. The transaction resulted in a pre-tax loss of $155 which has been included in the Statement of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to Ironwood in the amount of $309 ($201 after-tax) with a corresponding charge to unassigned surplus.

Effective October 1, 2018, the Company recaptured insurance business from an affiliate, Harbor View Re Corp. The Company paid cash of $1,400, released a funds withheld liability of $9,750 and assumed $10,387 of policyholder reserves, $144 of claim reserves and net due premiums and commissions of $781. The transaction resulted in a pre-tax loss of $1,400 which has been included in the Statement of Operations.

Effective October 1, 2018, the Company recaptured group health insurance business from Transamerica Life Insurance Company (TLIC), an affiliate. The Company received cash of $33,799, recaptured $13,767 of policyholder reserves, $980 of unearned premium reserve and $7,366 of claim reserves. The transaction resulted in a pre-tax gain of $11,686 which has been included in the Statement of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original transaction in the amount of $2,191 ($1,424 after-tax) with a corresponding charge to unassigned surplus.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Effective June 29th, 2018, the Company and Wilton Re U. S. Holdings, Inc. (Wilton Re) entered into an agreement as to the “Final Net Settlement Statements and Other Matters” (NSS) associated with the reinsurance agreement between the two companies that was effective April 1, 2017. This agreement related to the reinsurance of the payout annuity and BOLI/COLI business to Wilton Re. As a result of the mutual concessions between the parties, Wilton Re paid the Company $19,084. In addition, the Company released a reinsurance receivable in the amount of $8,428 related to the initial proposed NSS used for closing. The net pretax impact to capital and surplus of these adjustments was $10,656.

Effective December 1, 2017, the Company entered into an agreement with TLIC to convert the modified coinsurance agreement to coinsurance and funds withheld. As a result, TLIC transferred cash and invested assets to the Company. Assets that were not able to be transferred were retained in a FWH portfolio by TLIC until they mature, are sold or can be transferred. The company received cash and invested assets with a market value of $6,487,360 along with policy reserves of $4,543,045 and claim reserves of $199,940 net of due an advance premium of $5,815 from TLIC (which the Company previously assumed on a modco basis). As a result of the transaction $1,144,148 of IMR were released from TLIC and transferred to the Company. The transaction results in a pre-tax gain of $606,041 ($393,926 net of tax) which has been reported in surplus. Recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

On June 28, 2017, Transamerica completed a transaction to reinsure its payout annuity business and Bank Owned Life Insurance/ Corporate Owned Life Insurance business (BOLI/COLI). Under the terms of the Master Agreement, the Company entered into a 100% coinsurance (general account liabilities)/modified coinsurance (separate account liabilities) reinsurance agreement with Wilton Reassurance Company, with an effective date of April 1, 2017. The Company transferred assets in the amount of $3,063,865, which included a ceding commission of $135,819, and released policy and deposit-type reserves of $2,264,229 and policy loans of $7,545 related to the business. Modified coinsurance separate account reserves of $401,609 were retained by the company. As a part of the transaction, the company realized $568,029 in net gains on the assets that were transferred of which $363,243 were deferred to IMR. The IMR liability simultaneously was released along with historical deferrals associated with the blocks of business in the amount of $429,415, resulting in a pretax loss of $172,980, which has been included in the Statement of Operations.

Effective January 1, 2017, the Company entered into a coinsurance retrocession agreement with TLIC Watertree Reinsurance, Inc. (TWRI), an affiliate, under which TWRI coinsures to the Company accelerated death benefits on a product ceded from Transamerica Life Insurance Company to TWRI.

Effective October 1, 2016, Transamerica Life Insurance Company (TLIC) recaptured fixed annuity and funding agreement business assumed by the Company on a coinsurance basis. The Company transferred cash and invested assets of $3,017,073 along with policy and claim reserves of $3,030,564 and IMR of ($926). A reinsurance payable to TLIC was established for the remaining $12,565 of assets to be transferred in support of the transferred policy and claim reserves. In addition, the Company transferred $82,218 of transfer date IMR to TLIC. The Company received net consideration from TLIC resulting in pre-tax gain of $40,086, which has been included in the Statement of Operations.

Effective October 1, 2016, the Company recaptured medium-term note funding agreements previously ceded to TLIC on a coinsurance basis. The Company received cash and invested assets of $114,175 and recorded deposit-type reserves of $112,238 and a hedge novation of $2,228. A receivable from TLIC of $292 was established for remaining assets to be transferred in support of the hedge novation. The Company paid consideration to TLIC resulting in a pre-tax loss of $2,936, which has been included in the Statement of Operations.

Effective July 1, 2016, the Company recaptured fixed annuity and funding agreement business previously ceded to Transamerica Life International (Bermuda) Ltd. (TLIB), an affiliate. The Company received net consideration of $92,435, released a funds withheld liability of $3,398,671, recaptured policy and claims reserves of $3,398,047 and reestablished an IMR liability of $25,456, resulting in a pre-tax gain of $67,603, which has been included in the Statement of Operations.

Effective April 14, 2015, the reinsurance agreement dated December 31, 2008 reinsuring variable annuity reinsurance between the Company and Transamerica International Re (Bermuda) Ltd (TIRe), an affiliate, was novated to Firebird Re Corp. (FReC), also an affiliate. General account reserves and claim reserves ceded on a coinsurance basis at the time of novation were $102,123

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

and $927, respectively. Separate account modified coinsurance reserves and general account modified coinsurance reserves at the time of the novation were $1,514,150 and $199,680 respectively. No consideration was paid or received related to the novation. No gain or loss was recognized.

Subsequent to the novation, the Companies entered into an amended and restated reinsurance agreement related to the block of business. The modified coinsurance reinsurance reserves were converted to coinsurance reserves and a general account funds withheld was established. The general account paid FReC $199,680 for the modified coinsurance reserves and ceded coinsurance reserves of $174,799, resulting in a pre-tax loss of $24,881 due to the treaty amendment which has been included in the Statement of Operations. In addition, FReC placed assets of $277,850 equal to the ceded general account reserves in a funds withheld account, and the Company established a corresponding funds withheld liability of $277,850. During 2017, the Company received invested assets in the amount of $22,479 from FReC as settlement of reinsurance receivables. FReC merged into TLIC, an affiliate, effective October 1, 2018, so the reinsurance agreement is now with TLIC. In 2018, all reinsurance between the Company and TLIC(FReC) was settled in cash.

During 2018, 2017 and 2016, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $276,268 ($179,574 after tax), $109,601 ($71,241 after tax) and $113,740 ($73,924 after tax), respectively, into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Letters of credit held for all unauthorized reinsurers as of December 31, 2018, 2017 and 2016 were $1,285,244, $1,330,944 and $1,404,444 respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Income Taxes

The components of the net deferred tax asset/ (liability) at December 31 are as follows:

	December 31, 2018
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$693,441	$51,157	$744,598
Statutory Valuation Allowance Adjustment	–	–	–

Adjusted Gross Deferred Tax Assets	693,441	51,157	744,598
Deferred Tax Assets Nonadmitted	335,913	–	335,913

Subtotal (Net Deferred Tax Assets)	357,528	51,157	408,685
Deferred Tax Liabilities	123,272	46,464	169,736

Net Admitted Deferred Tax Assets	$234,256	$4,693	$238,949

	December 31, 2017
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$669,252	$55,273	$724,525
Statutory Valuation Allowance Adjustment	–	–	–

Adjusted Gross Deferred Tax Assets	669,252	55,273	724,525
Deferred Tax Assets Nonadmitted	336,423	–	336,423

Subtotal (Net Deferred Tax Assets)	332,829	55,273	388,102
Deferred Tax Liabilities	106,178	48,270	154,448

Net Admitted Deferred Tax Assets	$226,651	$7,003	$233,654

	Ordinary	Change Capital	Total

Gross Deferred Tax Assets	$24,189	$(4,116)	$20,073
Statutory Valuation Allowance Adjustment	–	–	–

Adjusted Gross Deferred Tax Assets	24,189	(4,116)	20,073
Deferred Tax Assets Nonadmitted	(510)	–	(510)

Subtotal (Net Deferred Tax Assets)	24,699	(4,116)	20,583
Deferred Tax Liabilities	17,094	(1,806)	15,288

Net Admitted Deferred Tax Assets	$7,605	$(2,310)	$5,295

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2018	2017	Change

Deferred Tax Assets:
Ordinary
Policyholder reserves	$264,967	$264,202	$766
Investments	68,974	61,874	7,100
Deferred acquisition costs	227,453	217,893	9,560
Receivables - nonadmitted	23,535	28,677	(5,142)
Policyholder Reserve Transitional Amount	96,809	92,893	3,916
Other (including items <5% of ordinary tax assets)	11,703	3,713	7,989

Subtotal	693,441	669,252	24,189
Statutory valuation allowance adjustment	–	–	–
Nonadmitted	335,913	336,423	(510)

Admitted ordinary deferred tax assets	357,528	332,829	24,699
Capital:
Investments	51,157	55,273	(4,116)
Other (including items <5% of total total capital tax assets)	–	–	–

Subtotal	51,157	55,273	(4,116)
Statutory valuation allowance adjustment	–	–	–
Nonadmitted	–	–	–

Admitted capital deferred tax assets	51,157	55,273	(4,116)

Admitted deferred tax assets	$408,685	$388,102	$20,583

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2018	2017	Change

Deferred Tax Liabilities:
Ordinary
Investments	$64,854	$60,797	$4,057
Deferred and Uncollected Premiums	26,072	15,985	10,087
Contigent Debt	2,224	2,342	(118)
Policyholder reserves	4,272	5,595	(1,323)
Policyholder Reserve Transitional Amount	23,308	18,829	4,479
Other (including items <5% of total ordinary tax liabilities)	2,542	2,630	(88)

Subtotal	123,272	106,178	17,094
Capital
Investments	46,464	48,270	(1,806)
Other (including items <5% of total capital tax liabilities)	–	–	–

Subtotal	46,464	48,270	(1,806)

Deferred tax liabilities	169,736	154,448	15,288

Net deferred tax assets/liabilities	$238,949	$233,654	$5,295

On December 22, 2017, the Tax Cuts and Jobs Act (“TCJA”) (HR 1, Pub. L. 115-97) became law reducing the federal tax rate to 21%. As a result, the Company reduced its net deferred tax asset balance by $357,034, excluding $23,017 of net deferred tax asset reduction on unrealized gains/(losses) in the 2017 financial statements.

The effects of the U.S. tax reform were reflected in the 2017 financial statements as determined or as reasonably estimated provisional amounts based on available information subject to interpretation in accordance with the SEC’s Staff Accounting Bulletin No. 118 (SAB 118), as adopted by NAIC SAPWG INT 18-01. SAB 118 provides guidance on accounting for the effects of U.S. tax reform where the Company’s determinations are incomplete but the Company can determine a reasonable estimate. The TCJA related disclosures and figures in the 2018 financials represent final impacts with no estimated figures remaining.

As a result of the TCJA, the Company’s tax reserve deductible temporary difference decreased by $(400,000). This change results in an offsetting $400,000 deductible temporary difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The tax reserve deductible temporary difference decreased $(47,315) from the estimate disclosed in the 2017 financials due to model refinements during 2018 to implement the Tax Cuts and Jobs Act provisions.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

As discussed in Note 1, for the years ended December 31, 2018 and 2017 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

			Ordinary	December 31, 2018 Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks		$ –	$ 17,086	$17,086
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		221,863	–	221,863
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	221,863	–	221,863
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	258,932
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		135,665	34,071	169,736

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$ 357,528	$ 51,157	$408,685

			Ordinary	December 31, 2017 Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks		$ –	$ 29,680	$29,680
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		203,974	–	203,974
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	209,617	–	209,617
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	203,974
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		128,855	25,593	154,448

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$ 332,829	$ 55,273	$388,102

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

		Ordinary	Change Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$–	$ (12,594)	$(12,594)
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	17,889	–	17,889
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date		12,246	–	12,246
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold		XXX	XXX	54,958
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	6,810	8,478	15,288

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$24,699	$ (4,116)	$20,583

	December 31
	2018	2017	Change

Ratio Percentage Used To Determine Recovery

Period and Threshold Limitation Amount	758%	772%	-14%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold

Limitation in 2(b)2 above	$1,726,211	$1,358,462	$367,749

The impact of tax planning strategies at December 31, 2018 and 2017 was as follows:

	December 31, 2018
	Ordinary Percent	Capital Percent	Total Percent

Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	30%	4%

	December 31, 2017
	Ordinary Percent	Capital Percent	Total Percent

Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	22%	3%

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2018	2017	Change

Current Income Tax

Federal	$30,372	$903,151	$(872,779)
Subtotal	30,372	903,151	(872,779)

Federal income tax on net capital gains	(47,135)	94,516	(141,651)

Federal and foreign income taxes incurred	$(16,763)	$997,667	$(1,014,430)

	Year Ended December 31
	2017	2016	Change

Current Income Tax

Federal	$903,151	$14,354	$888,797

Subtotal	903,151	14,354	888,797
Federal income tax on net capital gains	94,516	3,804	90,712

Federal and foreign income taxes incurred	$997,667	$18,158	$979,509

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2018 or 2017.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2018	2017	2016

Current income taxes incurred	$(16,763)	$997,667	$18,159

Change in deferred income taxes (without tax on unrealized gains and losses)	(7,833)	39,231	42,764

Total income tax reported	$(24,596)	$1,036,898	$60,923

Income before taxes	$400,924	$1,058,153	$433,722
	21.00%	35.00%	35.00%

Expected income tax expense (benefit) at statutory rate	$84,194	$370,354	$151,803

Increase (decrease) in actual tax reported resulting from:

Dividends received deduction	(13,362)	(11,859)	(11,217)
Tax credits	(9,199)	(6,892)	(12,804)
Tax adjustment for IMR	(16,689)	231,471	(28,395)
Surplus adjustment for in-force ceded	(37,711)	113,000	(25,874)
Deferred tax benefit on other items in surplus	3,900	20,986	7,670
Life-owned life insurance	(751)	(1,268)	(1,281)
Prior period adjustment	(20,229)	(57)	(201)
Pre-tax income of SMLLC’s	(1,318)	227	2,234
Intercompany Dividends	(12,600)	(35,000)	(15,785)
Partnership Permanent Adjustment	(1,093)	(1,301)	(848)
Change in tax rates	–	357,034	–
Audit Adjustment - Permanent	–	–	(5,667)
Other	262	203	1,288

Total income tax reported	$(24,596)	$1,036,898	$60,923

The Company’s federal income tax return is consolidated with other included affiliated companies. Please see attached listing of companies in the Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied.

As of December 31, 2018 and 2017, the Company had no loss or tax credit carryforwards available for tax purposes.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following is income tax expense for current year and preceding years that is available for recoupment in the event of future net losses:

Year	Amount
2018	$–
2017	$71,957
2016	$–

The total amount of the unrecognized tax benefits that, if recognized, would affect the effective income tax rate:

	December 31,
	2018	2017
Unrecognized tax benefits, opening balance	$1,804	$1,616
Additions for - tax position of prior years	948	188

Unrecognized tax benefits, ending balance	$2,752	$1,804

The Company does not expect that the total amount of unrecognized tax benefits will significantly increase or decrease within twelve months of the reporting date

The Company classifies interest and penalties related to income taxes as income tax expense. The Company’s interest (benefit) expense related to income taxes for the years ending in December 31, 2018, 2017, and 2016 is $420, $20, and $(343), respectively. The total interest payable balance as of December 31, 2018 and 2017 is $635 and $215, respectively. The Company recorded no liability for penalties.

The Company modified its calculation of dividends that are eligible for dividends received deduction in 2016. This resulted in recording a permanent tax benefit of $6,063 in the Company’s 2016 financial statement for years 2011-2015. This was treated as a change in estimate.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and an examination is in progress for the year 2009 through 2013. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

10. Capital and Surplus

The Company has two classes of common stock, Class A and Class B. Each outstanding share of Class A is entitled to four votes for any matter submitted to a vote at a meeting of stockholders, whereas each outstanding share of Class B is entitled to on such vote. The Company has 10,000 shares of Class A and 10,000 shares of Class B common shares authorized at $750 per share par value of which, 9,819 of Class A and 3,697 of Class B were issued and outstanding at December 31, 2017 and 2016.

The Company has no preferred stock authorized.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the Company can make a dividend payment of up to $608,229 without the prior approval of insurance regulatory authorities in 2019.

On December 31, 2018 the Company received a $6 contribution from its subsidiary Transamerica Asset Management, Inc. On December 31, 2018, the Company paid a $1,360 non-cash contribution to its subsidiary, Real Estate Alternatives Portfolio 3A, Inc. On December 19, 2018, the Company received a common stock dividend from its subsidiary, World Financial Group Insurance Agency, Inc. in the amount of $30,000. On September 27, 2018, the Company received a non-cash common stock dividend from its subsidiary, World Financial Group Insurance Agency, Inc. in the amount of $30,000.

The Company received a capital contribution of $200,000 from its parent company on December 22, 2017 and also reported a contribution receivable from parent of $150,000 at December 31, 2017. The contribution was received on February 1, 2018.

During 2017, the Company paid ordinary common stock dividends to its parent in the amount of $175,000 on June 28 and an additional $175,000 on September 12. On June 20, 2016 the Company paid an ordinary dividend of $125,000 to its parent company.

On December 20, 2017, the Company provided a capital contribution of $1,510 to AEGON Direct Marketing Services, Inc., a subsidiary.

On December 31, 2017, World Financial Group Insurance Agency, Inc., a subsidiary, declared a common stock dividend in the amount of $100,000 to be paid to the Company within 30 days. A corresponding receivable from parent, subsidiaries, and affiliates was reported on the Company’s Balance Sheet as of December 31, 2017. On September 30, 2016, the Company received dividends of $38,500 from Transamerica Asset Management, Inc. and $6,600 from Transamerica Fund Services, Inc., both subsidiaries.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2018, the Company meets the minimum RBC requirements.

The Company’s surplus notes are held by CGC and TA Corp. These notes are due 20 years from the date of issuance at an interest rate of 6% and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. The Company received approval from the Iowa Insurance Division prior to paying quarterly interest payments.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Additional information related to the surplus notes at December 31, 2018 and 2017 is as follows:

For Year Ending	Balance Outstanding	Interest Paid Current Year	Cumulative Interest Paid	Accrued Interest

2018
CGC	$102,734	$6,164	$92,515	$514
TA Corp	57,266	3,436	42,097	286

Total	$160,000	$9,600	$134,612	$800

2017
CGC	$102,734	$6,164	$86,351	$514
TA Corp	57,266	3,436	38,661	286

Total	$160,000	$9,600	$125,012	$800

11. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2018 and 2017, respectively, securities with a fair value of $555,825 and $412,339 were on loan under securities lending agreements as part of this program. At December 31, 2018, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $575,155 and $428,169 at December 31, 2018 and 2017, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value
	2018	2017

Open	$574,886	$428,212

Total	574,886	428,212

Securities received	–	–

Total collateral received	$574,886	$428,212

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

December 31, 2018
Securities Lending
	2018		2017
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open	$85,260	$85,260	$45,939	$45,939
30 days or less	140,236	140,236	158,935	158,935
31 to 60 days	104,248	104,249	65,447	65,447
61 to 90 days	60,156	60,155	85,174	85,174
91 to 120 days	104,653	104,653	33,256	33,256
121 to 180 days	80,602	80,602	39,418	39,418

Total	575,155	575,155	428,169	428,169

Securities received	–	–	-	-

Total collateral reinvested	$575,155	$575,155	$428,169	$428,169

For securities lending, the Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $576,324 (fair value of $575,155) that are currently tradable securities that could be sold and used to pay for the $574,886 in collateral calls that could come due under a worst-case scenario.

12. Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by Transamerica Corporation (TA Corp) which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will match an amount up to three percent of the participant’s eligible earnings. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974, as amended (ERISA). Benefits expense was $1,767, $1,805 and $1,786 was allocated to the Company for the years ended December 31, 2018, 2017 and 2016, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or a cash balance formula. The plan is subject to the reporting and disclosure requirements of the ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory and benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or cash balance formula. The plans are unfunded and nonqualified under the Internal Revenue Service Code.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP 102, Pensions. Pension expenses were $3,832, $4,166 and $3,789, for the years ended December 31, 2018, 2017 and 2016, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations which is within the guidelines of SSAP 92, Postretirement Benefits Other Than Pensions. The Company expensed $710, $769 and $812 related to these plans for the years ended December 31, 2018, 2017 and 2016, respectively.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2018, 2017 and 2016 was insignificant.

13. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a shared services and cost sharing agreement among and between the Transamerica companies, under which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also a party to a

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The Company provides office space, marketing and administrative services to certain affiliates. The amount received by the Company as a result of being a party to these agreements was $101,998, $50,807 and $62,031 during 2018, 2017 and 2016, respectively. The amount paid as a result of being a party to these agreements was $477,650, $328,319 and $342,631 during 2018, 2017 and 2016, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $24, $41 and $42 for the years ended December 31, 2018, 2017 and 2016, respectively.

At December 31, 2018 and 2017, the Company reported a net amount of ($12,506) and $71,667 (payable to)/receivable from parent, subsidiary and affiliated companies, respectively. Terms of settlement require that these amounts be settled within 90 days. Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate.

During 2018, 2017 and 2016, the Company (paid)/received net interest of ($582), ($75)and $58 , respectively, to affiliates.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the TA Corp/Transamerica Series Trust. The Company received $21,516, $22,070 and $20,705 for these services during 2018, 2017 and 2016, respectively.

At December 31, 2018, the Company had short-term intercompany notes receivable of $194,600 as follows. In accordance with SSAP No. 25, Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate

Transamerica Corporation	$24,100	September 21, 2019	1.99%

Transamerica Corporation	22,500	October 3, 2019	2.15%

Transamerica Corporation	12,800	October 5, 2019	2.15%

Transamerica Corporation	29,200	October 26, 2019	2.15%

Transamerica Corporation	106,000	December 14, 2019	2.31%

At December 31, 2017, the Company had short-term intercompany notes receivable of $228,300 as follows.

Receivable from	Amount	Due By	Interest Rate

Transamerica Corporation	$13,400	December 12, 2017	1.18%

Transamerica Corporation	25,300	December 19, 2017	1.18%

Transamerica Corporation	189,600	December 21, 2017	1.18%

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2018 and 2017, the cash surrender value of these policies was $167,126 and $166,473, respectively.

During 1998, TLIC issued life insurance policies to LIICA, covering the lives of certain LIICA employees. The Company entered into an assumption reinsurance transaction with TLIC effective September 30, 2008, resulting in the Company assuming all liabilities of TLIC arising under these policies. Accordingly, the Company held aggregate reserves for policies and contracts related to these policies of $179,004 and $174,952 at December 31, 2018 and 2017, respectively.

Information regarding the Company’s affiliated reinsurance transactions is available in Note 8.

Reinsurance.

The Company utilizes the look-through approach in valuing its investment in the following five entities.

Real Estate Alternatives Portfolio 3, LLC	$10,030
Real Estate Alternatives Portfolio 4 HR, LLC	$44,140
Aegon Multi-Family Equity Fund, LLC	$14,458
Natural Resources Alternatives Portfolio I, LLC	$45,300
Zero Beta Fund, LLC	$283,852

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97, entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following table shows the disclosures for all SCA investments, except 8bi entities, and balance sheet value (admitted and nonadmitted) as of December 31, 2018:

December 31, 2018
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	–%	$–	$–	$–

Total SSAP No. 97 8a Entities	XXX	$–	$–	$–

SSAP No. 97 8b(ii) Entities
None	–%	$–	$–	$–

Total SSAP No. 97 8b(ii) Entities	XXX	$–	$–	$–

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	37%	$15,475	$15,475	$–
INTERSECURITIES INS AGENCY INC	100	–	–	–
TRANSAMERICA ASSET MANAGEMENT INC	77	68,079	68,079	–
TRANSAMERICA FUND SERVICES INC	44	–	–	–
WORLD FIN GRP INSURANCE AGENCY INC	100	–	–	–
AEGON DIRECT MARKETING SVC INC	74	–	–	–

Total SSAP No. 97 8b(iii) Entities	XXX	$83,554	$83,554	$–

SSAP No. 97 8b(iv) Entities
None	–%	$–	$–	$–

Total SSAP No. 97 8b(iv) Entities	XXX	$–	$–	$–

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$83,554	$83,554	$–

Aggregate Total	XXX	$83,554	$83,554	$–

December 31, 2018
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	–%	$–	$–	$–

Total SSAP No. 97 8a Entities	XXX	$–	$–	$–

SSAP No. 97 8b(ii) Entities
None	–%	$–	$–	$–

Total SSAP No. 97 8b(ii) Entities	XXX	$–	$–	$–

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	37%	$11,370	$11,370	$–
INTERSECURITIES INS AGENCY INC	100	–	–	–
TRANSAMERICA ASSET MANAGEMENT INC	77	41,212	41,212	–
TRANSAMERICA FUND SERVICES INC	44	–	–	–
WORLD FIN GRP INSURANCE AGENCY INC	100	–	–	–
AEGON DIRECT MARKETING SVC INC	74	–	–	–

Total SSAP No. 97 8b(iii) Entities	XXX	$52,582	$52,582	$–

SSAP No. 97 8b(iv) Entities
None	–%	$–	$–	$–

Total SSAP No. 97 8b(iv) Entities	XXX	$–	$–	$–

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$52,582	$52,582	$–

Aggregate Total	XXX	$52,582	$52,582	$–

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following table shows the NAIC responses for the SCA filings (except 8Bi entities):

December 31, 2018

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None	–		$–	–	–	–

Total SSAP No. 97 8a Entities	—	—	$–	—	—	—

SSAP No. 97 8b(ii) Entities
None	–		$–	–	–	–

Total SSAP No. 97 8b(ii) Entities	—	—	$–	—	—	—

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	12/21/2018	$11,370	Y	N	I
INTERSECURITIES INS AGENCY INC	NA		–	–	–	I
TRANSAMERICA ASSET MANAGEMENT INC	S2	2/19/2019	39,532	Y	N	I
TRANSAMERICA FUND SERVICES INC	NA		–	–	–	I
WORLD FIN GRP INSURANCE AGENCY INC	NA		–	–	–	I
AEGON DIRECT MARKETING SVC INC	NA		–	–	–	I

Total SSAP No. 97 8b(iii) Entities	—	—	$50,902	—	—	—

SSAP No. 97 8b(iv) Entities
None	–		$–	–	–	–

Total SSAP No. 97 8b(iv) Entities	—	—	$–	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$50,902	—	—	—

Aggregate Total	—	—	$50,902	—	—	—

*	S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing
**	I – Immaterial or M – Material
(1)	NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

December 31, 2017

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$–	–	–	–

Total SSAP No. 97 8a Entities	—	—	$–	—	—	—

SSAP No. 97 8b(ii) Entities
None			$–	–	–	–

Total SSAP No. 97 8b(ii) Entities	—	—	$–	—	—	—

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	10/31/2017	$11,785	Y	N	I
INTERSECURITIES INS AGENCY INC	S1	9/27/2017	–	Y	N	I
TRANSAMERICA ASSET MANAGEMENT INC	S2	9/28/2017	28,177	Y	N	I
TRANSAMERICA FUND SERVICES INC	S1	9/27/2017	–	Y	N	I
WORLD FIN GRP INSURANCE AGENCY INC	S1	9/27/2017	–	Y	N	I
AEGON DIRECT MARKETING SVC INC	S1	9/27/2017	–	Y	N	I

Total SSAP No. 97 8b(iii) Entities	—	—	$39,962	—	—	—

SSAP No. 97 8b(iv) Entities
None			$–	–	–	–

Total SSAP No. 97 8b(iv) Entities	—	—	$–	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$39,962	—	—	—

Aggregate Total	—	—	$39,962	—	—	—

*	S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing
**	I – Immaterial or M – Material
(1)	NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

14. Managing General Agents

The Company utilizes managing general agents (MGA) and third-party administrators (TPA) in its operation. Information regarding these entities for the year ended December 31, 2018 is as follows: For the years ended December 31, 2018, 2017 and 2016, respectively, direct premiums of $783,938, $928,060 and $726,175 were written by MGA’s and TPA’s.

Name and Address of Managing General Agent or Third-Party Administrator	FEIN	Exclusive Contract	Types of Business Written	Types of Authority Granted	Total Direct Premiums Written/ Produced By
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	23-1945930	No	Deferred and Income Annuities	C, B, P, U	$ 783,908
All other TPA Premiums					30

Total					$ 783,938

C-	Claims Payment
B-	Binding Authority1%
P-	Premium Collection
U-	Underwriting

15. Commitments and Contingencies

The Company has issued synthetic GIC contracts to benefit plan sponsors on assets totaling $52,252,582 and $53,036,638 as of December 31, 2018 and 2017, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. There has been no contract reserve established for the possibility of unexpected benefit payments at below market interest rates at December 31, 2018 and 2017, respectively. Effective July 1, 2017, the Company entered into a coinsurance agreement under which the Company cedes 50% of its outstanding synthetic GIC notional.

At December 31, 2018 and 2017, the Company has mortgage loan commitments of $166,585 and $59,797, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company has contingent commitments of $311,089 and $171,393 at December 31, 2018 and 2017, respectively, to provide additional funding for various joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $77,186 and $83,036.

Private placement commitments outstanding as of December 31, 2018 and 2017 were $34,030 and $6,221.

There were no securities sold on a to-be-announced (TBA) basis as of December 31, 2018. Securities acquired on a TBA basis as of December 31, 2017 were $307,547.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash by the counterparty. In addition, the amount of cash collateral pledged by the Company as of December 31, 2018 and 2017, respectively, was $11,500 and $440.

At December 31, 2018 and 2017, securities in the amount of $1,777 and $5,918, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s balance sheet as the Company does not have the ability to sell or repledge the collateral.

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds to improve spread lending liquidity. The Company has determined the actual/estimated maximum borrowing capacity as $1,838,934. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

At December 31, 2018 and 2017, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2018	2017

Membership Stock:
Class A	$–	$–
Class B	10,000	10,000
Activity Stock	56,800	59,000
Excess Stock	–	–

Total	$66,800	$69,000

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2018, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

		6 Months to	1 to Less
	Less Than	Less Than 1	Than 3	3 to 5
	6 Months	Year	Years	Years

Membership Stock
Class A	$–	$–	$–	$–
Class B	–	–	–	10,000

Total	$–	$–	$–	$10,000

At December 31, 2018 and 2017, the amount of collateral pledged and the maximum amount pledged to the FHLB during the reporting period was as follows:

	Fair Value	Carry Value

December 31, 2018
Total Collateral Pledged	$2,063,593	$2,086,543
Maximum Collateral Pledged	$2,066,367	$2,135,128

	Fair Value	Carry Value

Decemeber 31, 2017
Total Collateral Pledged	$1,886,931	$1,815,666
Maximum Collateral Pledged	$2,081,904	$2,027,116

At December 31, 2018 and 2017, the borrowings from the FHLB were as follows:

	December 31, 2018		December 31, 2017

		Funding		Funding
		Agreements		Agreements
	General	Reserves	General	Reserves
	Account	Established	Account	Established

Debt[1]	$1,175,000	$–	$1,175,000	$–
Funding agreements[2]	245,000	246,610	300,000	301,274
Other	–	–	–	–

Total	$1,420,000	$246,610	$1,475,000	$301,274

1 The maximum amount of borrowing during 2018 was $1,175,000

2 The maximum amount of borrowing during 2018 was $245,000

As of December 31, 2018 , the weighted average interest rate on FHLB advances was 2.738% with a weighted average term of 2.1 years. During 2017, the weighted average interest rate on FHLB advances was 1.644% with a weighted average term of 8.2 years.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2018 the prepayment penalties information is as follows:

Does the Company have prepayment obligations under the following arrangements (yes/no)?
Debt	NO
Funding Agreements	NO
Other	N/A

The Company has provided guarantees for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The statutory reserve established at December 31, 2018 for the total payout block is $2,170,771. As this reserve is already recorded on the balance sheet of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

The Company is a party to legal proceedings involving a variety of issues incidental to its business, including class actions lawsuits. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

In addition, the insurance industry has increasingly and routinely been the subject of litigation, investigations, regulatory activity and challenges by various governmental and enforcement authorities and policyholder advocate groups concerning certain practices. For example, unclaimed property administrators and state insurance regulators are performing unclaimed property examinations of the life insurance industry in the U.S., including the Company. These are in some cases multi-state examinations that include the collective action of many of the states. Additionally, some states are conducting separate examinations or instituting separate enforcement actions in regard to unclaimed property laws and related claims practices. As other insurers in the United States have done, the Company identified certain additional internal processes that it has implemented or is in the process of implementing. As of December 31, 2018 and 2017, the Company’s reserves related to this matter were not material to the Company’s financial position.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. As of December 31, 2018 and 2017, the Company’s estimated future share of future guaranty fund assessments related to several major insurer insolvencies were not material to the Company’s financial position.

16. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2018 and 2017, the Company had dollar repurchase agreements outstanding in the amount of $109,657 and $300,218, respectively. The Company had an outstanding liability for borrowed money in the amount of $110,400 and $298,910, which included accrued interest of $360 and $811, at December 31, 2018 and 2017, respectively due to participation in dollar repurchase agreements.

The contractual maturities of dollar repurchase agreements are as follows:

	Fair Value

	2018	2017

Open	$110,040	$298,098
30 days or less	–	–
31 to 60 days	–	–
61 to 90 days	–	–
Greater than 90 days	–	–

Total	110,040	298,098

Securities received	–	–

Total collateral received	$110,040	$298,098

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. During 2018, there were no securities sold and reacquired within 30 days of the sale date. The details by NAIC designation 3 or below of securities sold during 2017 and reacquired within 30 days of the sale date are:

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gains (Losses)
Bonds:
NAIC 3	1	$123	$122	$0

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

17. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). The Company has not identified any Type I subsequent events for the year ended December 31, 2018 through April 25, 2019.

Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type II subsequent event for the year ended December 31, 2018.

Transamerica Premier Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2018

Attachment to Note 9
Entity Name	FEIN
Transamerica Corporation	42-1484983
Aegon Asset Management Services Inc	39-1884868
Aegon Direct Marketing Services Inc	42-1470697
Aegon Financial Services Group Inc	41-1479568
Aegon Institutional Markets Inc	61-1085329
Aegon Management Company	35-1113520
Aegon USA Real Estate Services Inc	61-1098396
Aegon USA Realty Advisors of CA FKA Pensaprima Inc	20-5023693
AFSG Securities Corporation	23-2421076
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Firebird Reinsurance Corporation	47-3331975
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Intersecurities Ins Agency	42-1517005
LIICA RE II	20-5927773
Massachusetts Fidelity Trust	42-0947998
MLIC RE I Inc	01-0930908
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Pine Falls Re Inc	26-1552330
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Short Hills Management	42-1338496
Southwest Equity General Company	86-0455577
Stonebridge Benefit Services Inc	75-2548428

Transamerica Premier Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2018
Attachment to Note 9
Entity Name	FEIN
Stonebridge Reinsurance Company	61-1497252

TCF Asset Management Corp	84-0642550

TCFC Air Holdings Inc	32-0092333

TCFC Asset Holdings Inc	32-0092334

TLIC Oakbrook Reinsurance Inc.	47-1026613

TLIC Riverwood Reinsurance Inc	45-3193055

TLIC Watertree Reinsurance, Inc.	81-3715574

Transamerica Advisors Life Insurance Company (FKA MLLIC)	91-1325756

Transamerica Accounts Holding Corp	36-4162154

Transamerica Affinity Services Inc	42-1523438

Transamerica Affordable Housing Inc	94-3252196

Transamerica Agency Network Inc (FKA: Life Inv Fin Group)	61-1513662

Transamerica Asset Management (fka Transamerica Fund Advisors)	59-3403585

Transamerica Capital Inc	95-3141953

Transamerica Casualty Insurance Company	31-4423946

Transamerica Commercial Finance Corp I	94-3054228

Transamerica Consumer Finance Holding Company	95-4631538

Transamerica Corporation (OREGON)	98-6021219

Transamerica Distribution Finance Overseas Inc	36-4254366

Transamerica Finance Corporation	95-1077235

Transamerica Financial Advisors FKA InterSecurities	59-2476008

Transamerica Financial Life Insurance Company	36-6071399

Transamerica Fund Services Inc	59-3403587

Transamerica Home Loan	95-4390993

Transamerica International Re (Bermuda) Ltd	98-0199561

Transamerica Investors Securities Corp	13-3696753

Transamerica Leasing Holdings Inc	13-3452993

Transamerica Life Insurance Company	39-0989781

Transamerica Pacific Insurance Co Ltd	94-3304740

Transamerica Premier Life Insurance Company	52-0419790

Transamerica Resources Inc (FKA: Nat Assoc Mgmt)	52-1525601

Transamerica Small Business Capital Inc	36-4251204

Transamerica Premier Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2018
Attachment to Note 9
Entity Name	FEIN
Transamerica Stable Value Solutions Inc	27-0648897

Transamerica Vendor Financial Services Corporation	36-4134790

United Financial Services Inc	52-1263786

WFG China Holdings Inc	20-2541057

World Fin Group Ins Agency of Massachusetts Inc	04-3182849

World Financial Group Inc	42-1518386

World Financial Group Ins Agency of Hawaii Inc	99-0277127

World Financial Group Insurance Agency of WY Inc	42-1519076

World Financial Group Insurance Agency	95-3809372

Zahorik Company Inc	95-2775959

Zero Beta Fund LLC	26-1298094

Statutory-Basis

Financial Statement Schedule

Transamerica Premier Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2018

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$1,643,344	$1,722,079	$1,686,573
States, municipalities and political subdivisions	337,830	347,471	337,830
Foreign governments	208,467	198,245	208,467
Hybrid securities	220,436	215,743	219,636
All other corporate bonds	14,369,403	14,459,499	14,362,244
Preferred stocks	13,228	9,214	9,958

Total fixed maturities	16,792,708	16,952,251	16,824,708

Equity securities
Common stocks:
Industrial, miscellaneous and all other	67,017	67,063	67,063

Total equity securities	67,017	67,063	67,063
Mortgage loans on real estate	2,436,202		2,436,202
Real estate	217,646		217,646
Policy loans	936,884		936,884
Other long-term investments	328,533		328,533
Receivable for securities	448		448
Securities lending	575,155		575,155
Cash, cash equivalents and short-term investments	707,474		707,474

Total investments	$22,062,067		$22,094,113

(1)   Original cost of equity securities and as to fixed maturities, original cost reduced by repayments and OTTI, as applicable, and adjusted for amortization of premiums or accrual of discounts.

(2)   United States government, state, municipal and political, hybrid and corporate bonds of $37,271 are held at fair value rather than amortized cost due to having and NAIC 6 rating. A preferred stock security is held at its fair value of $7,390 rather than amortized cost due to having an NAIC 6 rating.

Transamerica Premier Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*

Year ended December 31, 2018
Individual life	$9,092,422	$–	$108,676	$1,564,433	$461,112	$1,126,141	$699,006
Individual health	5,352,657	87,849	239,105	$623,162	355,005	849,323	69,107
Group life and health	949,395	16,832	85,766	$454,695	55,332	298,180	191,302
Annuity	1,466,569	–	698	$907,732	87,245	1,223,719	(223,394)
Other	–	–	–	–	91,714	–	–

	$16,861,043	$104,681	$434,245	$3,550,022	$1,050,408	$3,497,363	$736,021

Year ended December 31, 2017
Individual life	$8,490,074	$–	$102,824	$1,030,788	$1,190,643	$1,233,999	$784,581
Individual health	5,104,517	86,651	232,622	2,206,192	(984,774)	5,013,202	(2,848,263)
Group life and health	948,227	25,767	98,609	739,799	20,356	758,598	(26,525)
Annuity	1,513,456	–	466	(1,680,475)	559,012	(786,325)	(563,464)
Other	–	–	–	–	94,255	–	–

	$16,056,274	$112,418	$434,521	$2,296,304	$879,492	$6,219,474	$(2,653,671)

Year ended December 31, 2016
Individual life	$7,721,858	$–	$108,989	1,303,184	$394,034	$1,023,730	$785,112
Individual health	943,236	25,921	52,368	604,965	48,937	583,032	184,394
Group life and health	571,548	23,520	81,892	625,305	32,127	344,371	282,335
Annuity	3,524,696	–	539	742,119	317,440	1,178,421	(116,869)
Other	–	–	–	–	1,271	–	–

	$12,761,338	$49,441	$243,788	$3,275,573	$793,809	$3,129,554	$1,134,972

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Premier Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net

Year ended December 31, 2018
Life insurance in force	$225,354,149	$65,732,854	$797,813	$160,419,108	0%

Premiums:
Individual life	$1,931,651	$391,966	$24,748	$1,564,433	2%
Individual health	241,100	129	382,191	623,162	61%
Group life and health	454,075	66,673	67,292	454,695	15%
Annuity	951,927	44,216	21	907,732	0%

	$3,578,753	$502,984	$474,252	$3,550,022	13%

Year ended December 31, 2017
Life insurance in force	$221,055,780	$69,201,990	$987,895	$152,841,685	1%

Premiums:
Individual life	$1,851,802	$846,830	$25,816	$1,030,788	3%
Individual health	227,972	(137)	1,978,082	2,206,191	90%
Group life and health	603,267	89,820	226,352	739,799	31%
Annuity	973,308	2,653,795	13	(1,680,474)	0%

	$3,656,349	$3,590,308	$2,230,263	$2,296,304	97%

Year ended December 31, 2016
Life insurance in force	$219,520,173	$73,369,751	$338,978	$146,489,400	0%

Premiums:
Individual life	$1,741,458	$448,239	$9,965	$1,303,184	1%
Individual health	228,511	1,676	378,130	604,965	63%
Group life and health	630,029	85,628	80,904	625,305	13%
Annuity	701,088	(2,072,383)	(2,031,352)	742,119	-274%

	$3,301,086	$(1,536,840)	$(1,562,353)	$3,275,573	-48%

FINANCIAL STATEMENTS

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Years Ended December 31, 2018 and 2017

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Financial Statements

Years Ended December 31, 2018 and 2017

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Premier Life Insurance Company and the Contract Owners of WRL Series Annuity Account

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of WRL Series Annuity Account indicated in the table below as of December 31, 2018, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in the WRL Series Annuity Account as of December 31, 2018, and the results of each of their operations and the changes in each of their net assets for each of the two years in the period ended December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Access VP High Yield	TA Greystone International Growth Service Class
Fidelity® VIP Contrafund® Service Class 2	TA Janus Balanced Service Class
Fidelity® VIP Equity-Income Service Class 2	TA Janus Mid-Cap Growth Initial Class
Fidelity® VIP Growth Opportunities Service Class 2	TA Janus Mid-Cap Growth Service Class
Fidelity® VIP Index 500 Service Class 2	TA Jennison Growth Initial Class
ProFund VP Asia 30	TA Jennison Growth Service Class
ProFund VP Basic Materials	TA JPMorgan Asset Allocation - Conservative Initial Class
ProFund VP Bull	TA JPMorgan Asset Allocation - Conservative Service Class
ProFund VP Consumer Services	TA JPMorgan Asset Allocation - Growth Initial Class
ProFund VP Emerging Markets	TA JPMorgan Asset Allocation - Growth Service Class
ProFund VP Europe 30	TA JPMorgan Asset Allocation - Moderate Initial Class
ProFund VP Falling U.S. Dollar	TA JPMorgan Asset Allocation - Moderate Service Class
ProFund VP Financials	TA JPMorgan Asset Allocation - Moderate Growth Initial Class
ProFund VP Government Money Market	TA JPMorgan Asset Allocation - Moderate Growth Service Class
ProFund VP International	TA JPMorgan Core Bond Initial Class
ProFund VP Japan	TA JPMorgan Core Bond Service Class
ProFund VP Mid-Cap	TA JPMorgan Enhanced Index Initial Class
ProFund VP NASDAQ-100	TA JPMorgan Enhanced Index Service Class
ProFund VP Oil & Gas	TA JPMorgan International Moderate Growth Initial Class
ProFund VP Pharmaceuticals	TA JPMorgan International Moderate Growth Service Class
ProFund VP Precious Metals	TA JPMorgan Mid Cap Value Initial Class
ProFund VP Short Emerging Markets	TA JPMorgan Mid Cap Value Service Class
ProFund VP Short International	TA JPMorgan Tactical Allocation Initial Class
ProFund VP Short NASDAQ-100	TA JPMorgan Tactical Allocation Service Class
ProFund VP Short Small-Cap	TA Managed Risk - Balanced ETF Service Class
ProFund VP Small-Cap	TA Managed Risk - Growth ETF Service Class
ProFund VP Small-Cap Value	TA Morgan Stanley Capital Growth Initial Class
ProFund VP Telecommunications	TA Morgan Stanley Capital Growth Service Class
ProFund VP U.S. Government Plus	TA Multi-Managed Balanced Initial Class
ProFund VP UltraSmall-Cap	TA Multi-Managed Balanced Service Class
ProFund VP Utilities	TA PIMCO Tactical - Balanced Service Class
TA Aegon High Yield Bond Initial Class	TA PIMCO Tactical - Conservative Service Class
TA Aegon High Yield Bond Service Class	TA PIMCO Tactical - Growth Service Class
TA Aegon U.S. Government Securities Initial Class	TA PIMCO Total Return Initial Class
TA Aegon U.S. Government Securities Service Class	TA PIMCO Total Return Service Class
TA Barrow Hanley Dividend Focused Initial Class	TA QS Investors Active Asset Allocation - Conservative Service Class
TA Barrow Hanley Dividend Focused Service Class	TA QS Investors Active Asset Allocation - Moderate Growth Service Class
TA BlackRock Global Real Estate Securities Initial Class	TA Small/Mid Cap Value Initial Class
TA BlackRock Global Real Estate Securities Service Class	TA Small/Mid Cap Value Service Class
TA BlackRock Government Money Market Initial Class	TA T. Rowe Price Small Cap Initial Class
TA BlackRock Government Money Market Service Class	TA T. Rowe Price Small Cap Service Class
TA BlackRock Smart Beta 40 Initial Class	TA Torray Concentrated Growth Initial Class
TA BlackRock Smart Beta 40 Service Class	TA Torray Concentrated Growth Service Class
TA BlackRock Tactical Allocation Service Class	TA WMC US Growth Initial Class
TA Greystone International Growth Initial Class	TA WMC US Growth Service Class

Basis for Opinions

These financial statements are the responsibility of the Transamerica Premier Life Insurance Company’s management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the WRL Series Annuity Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts in the WRL Series Annuity Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 23, 2019

We have served as the auditor of one or more of the subaccounts in WRL Series Annuity Account since 2014.

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2018

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to) /from General Account	Net Assets	Units Outstanding	Range of Unit Values
Access VP High Yield	85,796.815	$2,428,158	$2,294,207	$78	$2,294,285	134,120	$9.917752	$17.516404
Fidelity® VIP Contrafund® Service Class 2	650,070.024	18,609,196	20,353,692	9	20,353,701	856,843	10.646040	24.522061
Fidelity® VIP Equity-Income Service Class 2	327,579.719	6,587,576	6,502,457	50	6,502,507	324,736	9.696206	20.666618
Fidelity® VIP Growth Opportunities Service Class 2	83,013.586	1,851,060	3,109,689	1	3,109,690	151,056	14.225089	23.238696
Fidelity® VIP Index 500 Service Class 2	336.317	87,255	83,914	(5)	83,909	3,651	11.146831	23.876344
ProFund VP Asia 30	21,976.602	1,248,627	1,084,326	(3)	1,084,323	132,584	7.798450	10.047834
ProFund VP Basic Materials	31,921.425	2,044,290	1,817,606	(23)	1,817,583	164,665	9.276807	11.597686
ProFund VP Bull	116,511.224	5,541,844	4,947,067	(11)	4,947,056	289,483	10.548151	17.915762
ProFund VP Consumer Services	54,180.695	3,727,128	3,768,267	(16)	3,768,251	168,623	11.042709	24.163778
ProFund VP Emerging Markets	243,531.411	6,304,607	5,732,729	(13)	5,732,716	816,833	6.708744	10.582574
ProFund VP Europe 30	38,316.205	909,487	787,398	(11)	787,387	91,651	7.487936	11.460490
ProFund VP Falling U.S. Dollar	4,254.436	79,671	76,707	3	76,710	12,616	5.900551	9.784184
ProFund VP Financials	78,578.101	2,936,516	2,938,035	4	2,938,039	324,215	8.624841	16.889382
ProFund VP Government Money Market	8,412,710.960	8,412,711	8,412,711	19	8,412,730	934,343	8.418830	9.760408
ProFund VP International	99,004.316	2,041,888	1,636,541	2	1,636,543	218,720	6.624245	9.898587
ProFund VP Japan	8,661.304	367,887	397,987	84	398,071	47,559	7.786593	15.081548
ProFund VP Mid-Cap	103,749.173	2,853,652	2,009,621	(9)	2,009,612	140,896	9.211184	15.045125
ProFund VP NASDAQ-100	230,560.884	9,526,403	8,782,064	3	8,782,067	290,590	12.074527	32.037940
ProFund VP Oil & Gas	62,623.268	2,369,308	1,815,449	6	1,815,455	264,692	6.566840	7.695133
ProFund VP Pharmaceuticals	68,702.152	2,590,848	2,394,270	3	2,394,273	140,306	10.077113	17.516575
ProFund VP Precious Metals	131,767.026	2,756,082	2,251,898	(57)	2,251,841	576,024	3.654430	9.035567
ProFund VP Short Emerging Markets	2,887.843	129,174	137,952	(2)	137,950	48,382	2.646160	8.172603
ProFund VP Short International	2,496.067	28,929	27,382	(21)	27,361	7,176	3.632758	8.950648
ProFund VP Short NASDAQ-100	24,039.978	261,477	266,844	1	266,845	198,347	1.299909	7.091634
ProFund VP Short Small-Cap	62,933.382	916,587	902,465	(8)	902,457	576,129	1.493128	9.383904
ProFund VP Small-Cap	58,879.322	2,079,442	1,686,304	69	1,686,373	112,307	9.098656	16.073793
ProFund VP Small-Cap Value	16,479.648	797,238	654,407	—	654,407	45,806	8.685297	15.539517
ProFund VP Telecommunications	22,359.104	851,998	635,446	1	635,447	69,099	8.206983	12.015603
ProFund VP U.S. Government Plus	48,267.980	1,158,274	1,117,886	(20)	1,117,866	70,297	8.653344	16.337919
ProFund VP UltraSmall-Cap	187,880.733	4,893,643	3,024,880	11	3,024,891	246,859	8.302916	20.100406
ProFund VP Utilities	62,825.766	2,864,313	2,785,066	1	2,785,067	180,879	11.030635	15.928088
TA Aegon High Yield Bond Initial Class	1,037,426.699	8,168,177	7,542,092	17	7,542,109	352,156	10.078546	22.291884
TA Aegon High Yield Bond Service Class	24,811.750	196,212	183,111	(2)	183,109	8,653	10.213283	21.466396
TA Aegon U.S. Government Securities Initial Class	623,336.652	7,133,141	6,513,868	(12)	6,513,856	474,842	9.327116	14.306780
TA Aegon U.S. Government Securities Service Class	10,220.578	127,701	110,280	(3)	110,277	8,628	9.981317	12.961207
TA Barrow Hanley Dividend Focused Initial Class	2,530,845.182	44,004,895	56,235,380	(30)	56,235,350	1,680,939	9.710838	36.937768
TA Barrow Hanley Dividend Focused Service Class	31,041.853	576,151	690,060	13	690,073	25,915	9.883023	27.140939
TA BlackRock Global Real Estate Securities Initial Class	1,921,142.140	23,951,481	20,748,335	(3)	20,748,332	680,334	9.572177	38.291008
TA BlackRock Global Real Estate Securities Service Class	36,787.910	448,591	417,543	2	417,545	16,849	9.711855	25.343925
TA BlackRock Government Money Market Initial Class	33,106,619.895	33,106,620	33,106,620	(88)	33,106,532	2,534,468	8.193124	15.814836
TA BlackRock Government Money Market Service Class	363,495.430	363,495	363,495	—	363,495	39,075	8.841857	9.799727
TA BlackRock Smart Beta 40 Initial Class	253,893.409	2,326,559	2,439,916	(3)	2,439,913	147,907	10.008997	17.241760

See accompanying notes.

2

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2018

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to) /from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA BlackRock Smart Beta 40 Service Class	4,094.245	$33,708	$39,059	$6	$39,065	2,316	$10.171510	$17.075034
TA BlackRock Tactical Allocation Service Class	286,194.391	4,390,704	4,169,852	3	4,169,855	380,578	10.132122	11.033384
TA Greystone International Growth Initial Class	3,806,552.584	31,288,551	30,490,486	5	30,490,491	2,118,864	10.043946	17.885793
TA Greystone International Growth Service Class	36,481.971	298,321	286,748	1	286,749	13,752	10.164162	21.402374
TA Janus Balanced Service Class	268,720.840	3,732,543	3,939,448	(16)	3,939,432	2,787,014	1.337099	11.251756
TA Janus Mid-Cap Growth Initial Class	3,070,960.736	87,471,781	93,909,979	(10)	93,909,969	1,589,006	12.171621	76.042961
TA Janus Mid-Cap Growth Service Class	17,879.654	517,255	523,337	(6)	523,331	18,608	12.108444	28.677493
TA Jennison Growth Initial Class	2,411,114.343	24,531,074	23,026,142	6	23,026,148	946,851	12.749594	24.628068
TA Jennison Growth Service Class	22,386.636	222,576	201,927	1	201,928	8,590	12.915878	24.095588
TA JPMorgan Asset Allocation - Conservative Initial Class	4,172,040.666	44,110,882	41,678,686	(21)	41,678,665	2,456,523	10.515984	17.966564
TA JPMorgan Asset Allocation - Conservative Service Class	81,689.974	844,442	806,280	5	806,285	44,949	10.460051	18.357272
TA JPMorgan Asset Allocation - Growth Initial Class	5,936,819.513	57,380,739	66,492,379	130	66,492,509	3,419,417	10.539685	20.130719
TA JPMorgan Asset Allocation - Growth Service Class	190,140.601	1,799,917	2,108,659	10	2,108,669	92,481	10.716179	23.163576
TA JPMorgan Asset Allocation - Moderate Initial Class	7,836,654.499	84,824,775	87,770,530	19	87,770,549	4,710,546	10.496126	19.474623
TA JPMorgan Asset Allocation - Moderate Service Class	182,934.450	1,955,547	2,019,596	(2)	2,019,594	99,985	10.651829	20.588532
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	10,633,939.276	126,282,392	123,566,374	57	123,566,431	6,368,213	10.533953	20.162074
TA JPMorgan Asset Allocation - Moderate Growth Service Class	276,484.241	3,029,892	3,165,745	6	3,165,751	145,187	10.716030	22.157082
TA JPMorgan Core Bond Initial Class	2,869,942.625	37,032,521	35,931,682	(8)	35,931,674	1,301,192	9.774067	40.682956
TA JPMorgan Core Bond Service Class	28,470.571	389,236	381,221	—	381,221	26,534	10.077605	14.976021
TA JPMorgan Enhanced Index Initial Class	1,019,919.510	20,096,409	19,684,447	—	19,684,447	826,753	10.717166	24.885614
TA JPMorgan Enhanced Index Service Class	5,107.999	83,204	98,278	1	98,279	3,519	10.900342	28.277545
TA JPMorgan International Moderate Growth Initial Class	289,752.457	2,740,157	2,749,751	12	2,749,763	251,551	10.233078	11.139263
TA JPMorgan International Moderate Growth Service Class	1,802.162	17,770	16,922	(1)	16,921	1,587	10.069822	10.786600
TA JPMorgan Mid Cap Value Initial Class	757,937.188	12,692,634	10,944,613	2	10,944,615	329,333	9.276990	34.234184
TA JPMorgan Mid Cap Value Service Class	4,648.545	81,192	65,916	11	65,927	2,019	9.432475	32.879175
TA JPMorgan Tactical Allocation Initial Class	2,191,879.537	29,838,004	30,598,638	30	30,598,668	929,889	10.257558	37.096411
TA JPMorgan Tactical Allocation Service Class	26,643.845	382,310	390,865	8	390,873	25,624	10.201336	15.448189
TA Managed Risk - Balanced ETF Service Class	437,608.698	5,172,095	5,089,389	2	5,089,391	395,203	10.254165	13.195556
TA Managed Risk - Growth ETF Service Class	515,279.908	5,308,165	5,240,397	(6)	5,240,391	397,351	10.366714	13.446652
TA Morgan Stanley Capital Growth Initial Class	2,638,566.554	43,238,599	42,744,778	12	42,744,790	1,008,003	14.304204	44.908275
TA Morgan Stanley Capital Growth Service Class	26,282.109	487,176	412,629	—	412,629	10,193	14.553149	41.346889
TA Multi-Managed Balanced Initial Class	7,292,538.325	92,915,830	101,001,656	(11)	101,001,645	4,092,683	10.638474	25.225824
TA Multi-Managed Balanced Service Class	37,786.309	482,993	512,004	—	512,004	20,600	10.580959	25.256157
TA PIMCO Tactical - Balanced Service Class	118,290.788	1,351,828	1,232,590	6	1,232,596	1,118,577	1.030922	10.132125
TA PIMCO Tactical - Conservative Service Class	83,556.102	969,108	866,477	—	866,477	812,416	1.026888	10.784251
TA PIMCO Tactical - Growth Service Class	44,765.898	519,223	454,822	2	454,824	397,510	1.038697	11.027501
TA PIMCO Total Return Initial Class	2,824,738.971	31,970,007	31,411,097	(18)	31,411,079	1,991,493	9.653824	16.695696
TA PIMCO Total Return Service Class	19,883.604	227,092	218,918	(9)	218,909	15,162	10.129491	14.917907
TA QS Investors Active Asset Allocation - Conservative Service Class	62,591.092	674,790	672,854	—	672,854	57,578	10.298988	11.867781
TA QS Investors Active Asset Allocation - Moderate Growth Service Class	122,570.387	1,395,573	1,376,465	(1)	1,376,464	106,782	10.679944	13.039787
TA Small/Mid Cap Value Initial Class	4,057,110.928	82,098,100	69,417,168	2	69,417,170	2,125,473	9.553454	34.044688

See accompanying notes.

3

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2018

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to) /from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA Small/Mid Cap Value Service Class	76,645.692	$1,504,559	$1,275,384	$(6)	$1,275,378	38,695	$9.719727	$33.559906
TA T. Rowe Price Small Cap Initial Class	2,291,315.294	33,062,084	31,597,238	(16)	31,597,222	1,013,020	10.599014	35.227418
TA T. Rowe Price Small Cap Service Class	20,699.237	270,293	268,883	10	268,893	6,761	10.745330	41.088343
TA Torray Concentrated Growth Initial Class	761,496.078	14,702,193	15,222,307	10	15,222,317	523,717	11.236460	29.701439
TA Torray Concentrated Growth Service Class	4,904.264	87,511	100,390	12	100,402	3,525	11.422997	28.981505
TA WMC US Growth Initial Class	12,801,352.545	314,475,306	343,844,329	(52)	343,844,277	11,943,700	12.384675	31.025924
TA WMC US Growth Service Class	54,653.586	1,317,510	1,433,017	(3)	1,433,014	46,914	12.323649	31.074520

See accompanying notes.

4

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018

	Access VP High Yield Subaccount	Fidelity® VIP Contrafund® Service Class 2 Subaccount	Fidelity® VIP Equity-Income Service Class 2 Subaccount	Fidelity® VIP Growth Opportunities Service Class 2 Subaccount	Fidelity® VIP Index 500 Service Class 2 Subaccount
Net Assets as of December 31, 2016:	$2,916,776	$22,732,324	$8,031,081	$2,733,979	$78,548

Investment Income:
Reinvested Dividends	102,014	186,322	120,000	3,168	1,382
Investment Expense:
Mortality and Expense Risk and Administrative Charges	38,852	334,717	112,720	41,776	1,401

Net Investment Income (Loss)	63,162	(148,395)	7,280	(38,608)	(19)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	103,023	1,307,478	171,311	391,707	271
Realized Gain (Loss) on Investments	11,838	867,845	196,139	213,774	633

Net Realized Capital Gains (Losses) on Investments	114,861	2,175,323	367,450	605,481	904
Net Change in Unrealized Appreciation (Depreciation)	(86,069)	2,320,097	472,150	256,970	14,357

Net Gain (Loss) on Investment	28,792	4,495,420	839,600	862,451	15,261
Net Increase (Decrease) in Net Assets Resulting from Operations	91,954	4,347,025	846,880	823,843	15,242

Increase (Decrease) in Net Assets from Contract Transactions	(497,865)	(1,868,522)	(663,058)	(347,966)	(437)

Total Increase (Decrease) in Net Assets	(405,911)	2,478,503	183,822	475,877	14,805

Net Assets as of December 31, 2017:	$2,510,865	$25,210,827	$8,214,903	$3,209,856	$93,353

Investment Income:
Reinvested Dividends	67,234	103,782	151,099	3,049	1,446
Investment Expense:
Mortality and Expense Risk and Administrative Charges	34,801	338,546	107,824	47,177	1,498

Net Investment Income (Loss)	32,433	(234,764)	43,275	(44,128)	(52)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	51,142	2,208,149	371,039	194,103	457
Realized Gain (Loss) on Investments	(63,091)	1,263,187	227,774	302,307	29,701

Net Realized Capital Gains (Losses) on Investments	(11,949)	3,471,336	598,813	496,410	30,158
Net Change in Unrealized Appreciation (Depreciation)	(72,782)	(4,904,843)	(1,358,882)	(106,055)	(36,318)

Net Gain (Loss) on Investment	(84,731)	(1,433,507)	(760,069)	390,355	(6,160)
Net Increase (Decrease) in Net Assets Resulting from Operations	(52,298)	(1,668,271)	(716,794)	346,227	(6,212)

Increase (Decrease) in Net Assets from Contract Transactions	(164,282)	(3,188,855)	(995,602)	(446,393)	(3,232)

Total Increase (Decrease) in Net Assets	(216,580)	(4,857,126)	(1,712,396)	(100,166)	(9,444)

Net Assets as of December 31, 2018:	$2,294,285	$20,353,701	$6,502,507	$3,109,690	$83,909

See Accompanying Notes.

(1)	See Footnote 1

5

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018

	ProFund VP Asia 30 Subaccount	ProFund VP Basic Materials Subaccount	ProFund VP Bull Subaccount	ProFund VP Consumer Services Subaccount	ProFund VP Emerging Markets Subaccount
Net Assets as of December 31, 2016:	$905,298	$2,190,575	$7,499,368	$3,662,078	$4,475,117

Investment Income:
Reinvested Dividends	—	11,193	—	—	4,439
Investment Expense:
Mortality and Expense Risk and Administrative Charges	23,983	40,610	132,493	53,883	108,779

Net Investment Income (Loss)	(23,983)	(29,417)	(132,493)	(53,883)	(104,340)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	60,825	—	224,884	—	—
Realized Gain (Loss) on Investments	56,317	257,521	789,587	127,101	477,410

Net Realized Capital Gains (Losses) on Investments	117,142	257,521	1,014,471	127,101	477,410
Net Change in Unrealized Appreciation (Depreciation)	334,455	292,621	492,052	489,543	1,483,431

Net Gain (Loss) on Investment	451,597	550,142	1,506,523	616,644	1,960,841
Net Increase (Decrease) in Net Assets Resulting from Operations	427,614	520,725	1,374,030	562,761	1,856,501

Increase (Decrease) in Net Assets from Contract Transactions	776,204	527,802	570,735	(178,160)	3,305,812

Total Increase (Decrease) in Net Assets	1,203,818	1,048,527	1,944,765	384,601	5,162,313

Net Assets as of December 31, 2017:	$2,109,116	$3,239,102	$9,444,133	$4,046,679	$9,637,430

Investment Income:
Reinvested Dividends	8,261	9,120	—	—	20,377
Investment Expense:
Mortality and Expense Risk and Administrative Charges	23,179	35,890	123,686	61,132	110,218

Net Investment Income (Loss)	(14,918)	(26,770)	(123,686)	(61,132)	(89,841)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	939,809	195,730	—
Realized Gain (Loss) on Investments	142,252	157,762	513,915	401,343	942,275

Net Realized Capital Gains (Losses) on Investments	142,252	157,762	1,453,724	597,073	942,275
Net Change in Unrealized Appreciation (Depreciation)	(392,035)	(652,690)	(1,685,724)	(588,497)	(1,992,501)

Net Gain (Loss) on Investment	(249,783)	(494,928)	(232,000)	8,576	(1,050,226)
Net Increase (Decrease) in Net Assets Resulting from Operations	(264,701)	(521,698)	(355,686)	(52,556)	(1,140,067)

Increase (Decrease) in Net Assets from Contract Transactions	(760,092)	(899,821)	(4,141,391)	(225,872)	(2,764,647)

Total Increase (Decrease) in Net Assets	(1,024,793)	(1,421,519)	(4,497,077)	(278,428)	(3,904,714)

Net Assets as of December 31, 2018:	$1,084,323	$1,817,583	$4,947,056	$3,768,251	$5,732,716

See Accompanying Notes.

(1)	See Footnote 1

6

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018

	ProFund VP Europe 30 Subaccount	ProFund VP Falling U.S. Dollar Subaccount	ProFund VP Financials Subaccount	ProFund VP Government Money Market Subaccount	ProFund VP International Subaccount
Net Assets as of December 31, 2016:	$1,743,388	$43,828	$3,046,205	$5,402,213	$2,302,307

Investment Income:
Reinvested Dividends	26,869	—	12,327	1,532	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	24,975	865	50,611	109,632	40,679

Net Investment Income (Loss)	1,894	(865)	(38,284)	(108,100)	(40,679)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	167,157	2,884	201,463	—	180,869

Net Realized Capital Gains (Losses) on Investments	167,157	2,884	201,463	—	180,869
Net Change in Unrealized Appreciation (Depreciation)	99,733	4,478	353,002	—	328,068

Net Gain (Loss) on Investment	266,890	7,362	554,465	—	508,937
Net Increase (Decrease) in Net Assets Resulting from Operations	268,784	6,497	516,181	(108,100)	468,258

Increase (Decrease) in Net Assets from Contract Transactions	(245,395)	(9,814)	408,023	2,494,435	73,654

Total Increase (Decrease) in Net Assets	23,389	(3,317)	924,204	2,386,335	541,912

Net Assets as of December 31, 2017:	$1,766,777	$40,511	$3,970,409	$7,788,548	$2,844,219

Investment Income:
Reinvested Dividends	43,722	—	13,499	26,259	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	23,538	1,017	51,802	106,462	36,839

Net Investment Income (Loss)	20,184	(1,017)	(38,303)	(80,203)	(36,839)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	5,454	—	—	383,823
Realized Gain (Loss) on Investments	130,959	(8,696)	251,352	—	79,822

Net Realized Capital Gains (Losses) on Investments	130,959	(3,242)	251,352	—	463,645
Net Change in Unrealized Appreciation (Depreciation)	(303,988)	(3,831)	(596,272)	—	(790,308)

Net Gain (Loss) on Investment	(173,029)	(7,073)	(344,920)	—	(326,663)
Net Increase (Decrease) in Net Assets Resulting from Operations	(152,845)	(8,090)	(383,223)	(80,203)	(363,502)

Increase (Decrease) in Net Assets from Contract Transactions	(826,545)	44,289	(649,147)	704,385	(844,174)

Total Increase (Decrease) in Net Assets	(979,390)	36,199	(1,032,370)	624,182	(1,207,676)

Net Assets as of December 31, 2018:	$787,387	$76,710	$2,938,039	$8,412,730	$1,636,543

See Accompanying Notes.

(1)	See Footnote 1

7

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018

	ProFund VP Japan Subaccount	ProFund VP Mid-Cap Subaccount	ProFund VP NASDAQ-100 Subaccount	ProFund VP Oil & Gas Subaccount	ProFund VP Pharmaceuticals Subaccount
Net Assets as of December 31, 2016:	$546,518	$4,206,515	$7,132,174	$4,367,718	$4,445,006

Investment Income:
Reinvested Dividends	—	—	—	32,912	33,269
Investment Expense:
Mortality and Expense Risk and Administrative Charges	7,246	48,789	146,342	42,580	56,627

Net Investment Income (Loss)	(7,246)	(48,789)	(146,342)	(9,668)	(23,358)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	600,934	39,446	—	14,828
Realized Gain (Loss) on Investments	4,780	219,027	883,292	(425,541)	(113,912)

Net Realized Capital Gains (Losses) on Investments	4,780	819,961	922,738	(425,541)	(99,084)
Net Change in Unrealized Appreciation (Depreciation)	75,568	(447,755)	1,582,714	158,033	455,526

Net Gain (Loss) on Investment	80,348	372,206	2,505,452	(267,508)	356,442
Net Increase (Decrease) in Net Assets Resulting from Operations	73,102	323,417	2,359,110	(277,176)	333,084

Increase (Decrease) in Net Assets from Contract Transactions	(112,951)	(2,024,730)	900,615	(1,600,703)	(1,307,016)

Total Increase (Decrease) in Net Assets	(39,849)	(1,701,313)	3,259,725	(1,877,879)	(973,932)

Net Assets as of December 31, 2017:	$506,669	$2,505,202	$10,391,899	$2,489,839	$3,471,074

Investment Income:
Reinvested Dividends	—	—	—	43,775	35,978
Investment Expense:
Mortality and Expense Risk and Administrative Charges	7,063	41,513	163,074	34,759	46,488

Net Investment Income (Loss)	(7,063)	(41,513)	(163,074)	9,016	(10,510)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	587,208	1,051,896	—	78,856
Realized Gain (Loss) on Investments	8,323	(311,352)	1,325,185	(17,133)	(10,094)

Net Realized Capital Gains (Losses) on Investments	8,323	275,856	2,377,081	(17,133)	68,762
Net Change in Unrealized Appreciation (Depreciation)	(62,299)	(625,950)	(2,494,051)	(509,927)	(263,832)

Net Gain (Loss) on Investment	(53,976)	(350,094)	(116,970)	(527,060)	(195,070)
Net Increase (Decrease) in Net Assets Resulting from Operations	(61,039)	(391,607)	(280,044)	(518,044)	(205,580)

Increase (Decrease) in Net Assets from Contract Transactions	(47,559)	(103,983)	(1,329,788)	(156,340)	(871,221)

Total Increase (Decrease) in Net Assets	(108,598)	(495,590)	(1,609,832)	(674,384)	(1,076,801)

Net Assets as of December 31, 2018:	$398,071	$2,009,612	$8,782,067	$1,815,455	$2,394,273

See Accompanying Notes.

(1)	See Footnote 1

8

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018

	ProFund VP Precious Metals Subaccount	ProFund VP Short Emerging Markets Subaccount	ProFund VP Short International Subaccount	ProFund VP Short NASDAQ-100 Subaccount	ProFund VP Short Small-Cap Subaccount
Net Assets as of December 31, 2016:	$2,336,663	$162,068	$43,239	$343,987	$503,694

Investment Income:
Reinvested Dividends	—	—	—	—	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	36,344	1,561	481	4,760	11,953

Net Investment Income (Loss)	(36,344)	(1,561)	(481)	(4,760)	(11,953)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	32,426	(20,339)	(6,167)	(29,300)	(124,896)

Net Realized Capital Gains (Losses) on Investments	32,426	(20,339)	(6,167)	(29,300)	(124,896)
Net Change in Unrealized Appreciation (Depreciation)	82,468	(15,625)	(2,602)	(65,877)	(18,159)

Net Gain (Loss) on Investment	114,894	(35,964)	(8,769)	(95,177)	(143,055)
Net Increase (Decrease) in Net Assets Resulting from Operations	78,550	(37,525)	(9,250)	(99,937)	(155,008)

Increase (Decrease) in Net Assets from Contract Transactions	34,003	9,659	(7,800)	22,757	460,368

Total Increase (Decrease) in Net Assets	112,553	(27,866)	(17,050)	(77,180)	305,360

Net Assets as of December 31, 2017:	$2,449,216	$134,202	$26,189	$266,807	$809,054

Investment Income:
Reinvested Dividends	—	—	—	—	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	31,105	2,108	406	4,211	11,427

Net Investment Income (Loss)	(31,105)	(2,108)	(406)	(4,211)	(11,427)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	(5,374)	(17,420)	2,491	(119,140)	(18,716)

Net Realized Capital Gains (Losses) on Investments	(5,374)	(17,420)	2,491	(119,140)	(18,716)
Net Change in Unrealized Appreciation (Depreciation)	(283,573)	32,991	3,159	82,435	109,120

Net Gain (Loss) on Investment	(288,947)	15,571	5,650	(36,705)	90,404
Net Increase (Decrease) in Net Assets Resulting from Operations	(320,052)	13,463	5,244	(40,916)	78,977

Increase (Decrease) in Net Assets from Contract Transactions	122,677	(9,715)	(4,072)	40,954	14,426

Total Increase (Decrease) in Net Assets	(197,375)	3,748	1,172	38	93,403

Net Assets as of December 31, 2018:	$2,251,841	$137,950	$27,361	$266,845	$902,457

See Accompanying Notes.

(1)	See Footnote 1

9

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018

	ProFund VP Small-Cap Subaccount	ProFund VP Small-Cap Value Subaccount	ProFund VP Telecommunications Subaccount	ProFund VP U.S. Government Plus Subaccount	ProFund VP UltraSmall-Cap Subaccount
Net Assets as of December 31, 2016:	$3,093,475	$3,734,499	$2,831,821	$2,157,286	$2,822,347

Investment Income:
Reinvested Dividends	—	239	56,885	5,623	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	34,870	35,319	22,824	17,933	39,769

Net Investment Income (Loss)	(34,870)	(35,080)	34,061	(12,310)	(39,769)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	187,902	11,181	69,863	—	266,071
Realized Gain (Loss) on Investments	273,445	161,455	(30,475)	(169,597)	163,407

Net Realized Capital Gains (Losses) on Investments	461,347	172,636	39,388	(169,597)	429,478
Net Change in Unrealized Appreciation (Depreciation)	(271,991)	(82,171)	(206,446)	262,000	170,974

Net Gain (Loss) on Investment	189,356	90,465	(167,058)	92,403	600,452
Net Increase (Decrease) in Net Assets Resulting from Operations	154,486	55,385	(132,997)	80,093	560,683

Increase (Decrease) in Net Assets from Contract Transactions	(737,552)	(1,580,115)	(1,684,281)	(1,114,929)	(276,888)

Total Increase (Decrease) in Net Assets	(583,066)	(1,524,730)	(1,817,278)	(1,034,836)	283,795

Net Assets as of December 31, 2017:	$2,510,409	$2,209,769	$1,014,543	$1,122,450	$3,106,142

Investment Income:
Reinvested Dividends	—	—	41,091	8,622	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	36,521	23,975	11,826	12,864	56,040

Net Investment Income (Loss)	(36,521)	(23,975)	29,265	(4,242)	(56,040)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	113,749	114,823	—	—	881,858
Realized Gain (Loss) on Investments	(160,524)	(51,389)	(44,107)	(75,221)	206,099

Net Realized Capital Gains (Losses) on Investments	(46,775)	63,434	(44,107)	(75,221)	1,087,957
Net Change in Unrealized Appreciation (Depreciation)	(377,600)	(283,552)	(118,360)	2,740	(2,410,048)

Net Gain (Loss) on Investment	(424,375)	(220,118)	(162,467)	(72,481)	(1,322,091)
Net Increase (Decrease) in Net Assets Resulting from Operations	(460,896)	(244,093)	(133,202)	(76,723)	(1,378,131)

Increase (Decrease) in Net Assets from Contract Transactions	(363,140)	(1,311,269)	(245,894)	72,139	1,296,880

Total Increase (Decrease) in Net Assets	(824,036)	(1,555,362)	(379,096)	(4,584)	(81,251)

Net Assets as of December 31, 2018:	$1,686,373	$654,407	$635,447	$1,117,866	$3,024,891

See Accompanying Notes.

(1)	See Footnote 1

10

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018

	ProFund VP Utilities Subaccount	TA Aegon High Yield Bond Initial Class Subaccount	TA Aegon High Yield Bond Service Class Subaccount	TA Aegon U.S. Government Securities Initial Class Subaccount	TA Aegon U.S. Government Securities Service Class Subaccount
Net Assets as of December 31, 2016:	$4,706,843	$10,919,456	$192,251	$8,363,249	$113,305

Investment Income:
Reinvested Dividends	71,548	625,570	11,149	261,355	3,341
Investment Expense:
Mortality and Expense Risk and Administrative Charges	53,613	142,452	2,634	102,532	1,379

Net Investment Income (Loss)	17,935	483,118	8,515	158,823	1,962
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	117,215	—	—	546,602	8,016
Realized Gain (Loss) on Investments	119,461	250,362	902	(199,001)	(772)

Net Realized Capital Gains (Losses) on Investments	236,676	250,362	902	347,601	7,244
Net Change in Unrealized Appreciation (Depreciation)	86,292	(169,839)	1,189	(419,821)	(8,028)

Net Gain (Loss) on Investment	322,968	80,523	2,091	(72,220)	(784)
Net Increase (Decrease) in Net Assets Resulting from Operations	340,903	563,641	10,606	86,603	1,178

Increase (Decrease) in Net Assets from Contract Transactions	(1,796,133)	(1,951,954)	(9,509)	(1,415,831)	5,182

Total Increase (Decrease) in Net Assets	(1,455,230)	(1,388,313)	1,097	(1,329,228)	6,360

Net Assets as of December 31, 2017:	$3,251,613	$9,531,143	$193,348	$7,034,021	$119,665

Investment Income:
Reinvested Dividends	63,766	533,967	11,399	195,882	2,789
Investment Expense:
Mortality and Expense Risk and Administrative Charges	42,928	123,020	2,562	93,328	1,485

Net Investment Income (Loss)	20,838	410,947	8,837	102,554	1,304
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	96,121	—	—	—	—
Realized Gain (Loss) on Investments	(45,495)	129,986	(159)	(314,313)	(1,619)

Net Realized Capital Gains (Losses) on Investments	50,626	129,986	(159)	(314,313)	(1,619)
Net Change in Unrealized Appreciation (Depreciation)	(47,831)	(840,290)	(16,334)	125,490	(1,357)

Net Gain (Loss) on Investment	2,795	(710,304)	(16,493)	(188,823)	(2,976)
Net Increase (Decrease) in Net Assets Resulting from Operations	23,633	(299,357)	(7,656)	(86,269)	(1,672)

Increase (Decrease) in Net Assets from Contract Transactions	(490,179)	(1,689,677)	(2,583)	(433,896)	(7,716)

Total Increase (Decrease) in Net Assets	(466,546)	(1,989,034)	(10,239)	(520,165)	(9,388)

Net Assets as of December 31, 2018:	$2,785,067	$7,542,109	$183,109	$6,513,856	$110,277

See Accompanying Notes.

(1)	See Footnote 1

11

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018

	TA Barrow Hanley Dividend Focused Initial Class Subaccount	TA Barrow Hanley Dividend Focused Service Class Subaccount	TA BlackRock Global Real Estate Securities Initial Class Subaccount	TA BlackRock Global Real Estate Securities Service Class Subaccount	TA BlackRock Government Money Market Initial Class Subaccount
Net Assets as of December 31, 2016:	$67,284,511	$855,507	$28,283,157	$493,658	$35,868,268

Investment Income:
Reinvested Dividends	1,628,392	19,257	986,568	16,291	1,559
Investment Expense:
Mortality and Expense Risk and Administrative Charges	956,532	11,896	382,856	7,051	430,577

Net Investment Income (Loss)	671,860	7,361	603,712	9,240	(429,018)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	4,525,276	41,269	721,223	4,017	—

Net Realized Capital Gains (Losses) on Investments	4,525,276	41,269	721,223	4,017	—
Net Change in Unrealized Appreciation (Depreciation)	4,357,701	72,856	1,206,109	33,080	—

Net Gain (Loss) on Investment	8,882,977	114,125	1,927,332	37,097	—
Net Increase (Decrease) in Net Assets Resulting from Operations	9,554,837	121,486	2,531,044	46,337	(429,018)

Increase (Decrease) in Net Assets from Contract Transactions	(6,093,839)	(39,391)	(3,955,726)	(16,071)	(6,568,977)

Total Increase (Decrease) in Net Assets	3,460,998	82,095	(1,424,682)	30,266	(6,997,995)

Net Assets as of December 31, 2017:	$70,745,509	$937,602	$26,858,475	$523,924	$28,870,273

Investment Income:
Reinvested Dividends	1,414,208	16,916	2,029,072	37,411	530,097
Investment Expense:
Mortality and Expense Risk and Administrative Charges	924,562	11,974	342,215	6,689	418,347

Net Investment Income (Loss)	489,646	4,942	1,686,857	30,722	111,750
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	4,026,452	52,724	311,010	8,928	—

Net Realized Capital Gains (Losses) on Investments	4,026,452	52,724	311,010	8,928	—
Net Change in Unrealized Appreciation (Depreciation)	(12,849,683)	(166,191)	(4,797,783)	(96,922)	—

Net Gain (Loss) on Investment	(8,823,231)	(113,467)	(4,486,773)	(87,994)	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,333,585)	(108,525)	(2,799,916)	(57,272)	111,750

Increase (Decrease) in Net Assets from Contract Transactions	(6,176,574)	(139,004)	(3,310,227)	(49,107)	4,124,509

Total Increase (Decrease) in Net Assets	(14,510,159)	(247,529)	(6,110,143)	(106,379)	4,236,259

Net Assets as of December 31, 2018:	$56,235,350	$690,073	$20,748,332	$417,545	$33,106,532

See Accompanying Notes.

(1)	See Footnote 1

12

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018

	TA BlackRock Government Money Market Service Class Subaccount	TA BlackRock Smart Beta 40 Initial Class Subaccount	TA BlackRock Smart Beta 40 Service Class Subaccount	TA BlackRock Tactical Allocation Service Class Subaccount	TA Greystone International Growth Initial Class Subaccount
Net Assets as of December 31, 2016:	$388,343	$3,043,341	$51,002	$5,272,511	$34,115,617

Investment Income:
Reinvested Dividends	18	52,335	738	74,971	524,290
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,141	42,705	662	71,257	553,244

Net Investment Income (Loss)	(5,123)	9,630	76	3,714	(28,954)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	84,767	—
Realized Gain (Loss) on Investments	—	75,615	856	(23,155)	1,843,093

Net Realized Capital Gains (Losses) on Investments	—	75,615	856	61,612	1,843,093
Net Change in Unrealized Appreciation (Depreciation)	—	149,572	2,979	434,129	6,789,612

Net Gain (Loss) on Investment	—	225,187	3,835	495,741	8,632,705
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,123)	234,817	3,911	499,455	8,603,751

Increase (Decrease) in Net Assets from Contract Transactions	(18,457)	(434,875)	(7,159)	(763,893)	(746,972)

Total Increase (Decrease) in Net Assets	(23,580)	(200,058)	(3,248)	(264,438)	7,856,779

Net Assets as of December 31, 2017:	$364,763	$2,843,283	$47,754	$5,008,073	$41,972,396

Investment Income:
Reinvested Dividends	3,030	50,573	709	46,367	442,651
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,325	38,414	583	66,222	536,671

Net Investment Income (Loss)	(2,295)	12,159	126	(19,855)	(94,020)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	210,374	188,184
Realized Gain (Loss) on Investments	—	43,995	785	(23,993)	1,958,095

Net Realized Capital Gains (Losses) on Investments	—	43,995	785	186,381	2,146,279
Net Change in Unrealized Appreciation (Depreciation)	—	(204,523)	(3,409)	(429,456)	(9,289,286)

Net Gain (Loss) on Investment	—	(160,528)	(2,624)	(243,075)	(7,143,007)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,295)	(148,369)	(2,498)	(262,930)	(7,237,027)

Increase (Decrease) in Net Assets from Contract Transactions	1,027	(255,001)	(6,191)	(575,288)	(4,244,878)

Total Increase (Decrease) in Net Assets	(1,268)	(403,370)	(8,689)	(838,218)	(11,481,905)

Net Assets as of December 31, 2018:	$363,495	$2,439,913	$39,065	$4,169,855	$30,490,491

See Accompanying Notes.

(1)	See Footnote 1

13

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018

	TA Greystone International Growth Service Class Subaccount	TA Janus Balanced Service Class Subaccount	TA Janus Mid-Cap Growth Initial Class Subaccount	TA Janus Mid-Cap Growth Service Class Subaccount	TA Jennison Growth Initial Class Subaccount
Net Assets as of December 31, 2016:	$363,728	$3,068,250	$97,100,650	$537,762	$21,142,255

Investment Income:
Reinvested Dividends	4,746	50,340	107,344	—	1,584
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,623	50,240	1,387,906	8,007	332,727

Net Investment Income (Loss)	(877)	100	(1,280,562)	(8,007)	(331,143)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	17,683	677,366	3,972	2,510,225
Realized Gain (Loss) on Investments	23,286	127,409	1,351,945	(1,318)	(247,639)

Net Realized Capital Gains (Losses) on Investments	23,286	145,092	2,029,311	2,654	2,262,586
Net Change in Unrealized Appreciation (Depreciation)	65,638	373,198	24,217,132	145,190	4,995,374

Net Gain (Loss) on Investment	88,924	518,290	26,246,443	147,844	7,257,960
Net Increase (Decrease) in Net Assets Resulting from Operations	88,047	518,390	24,965,881	139,837	6,926,817

Increase (Decrease) in Net Assets from Contract Transactions	(95,424)	427,706	(14,261,949)	(37,143)	(1,616,778)

Total Increase (Decrease) in Net Assets	(7,377)	946,096	10,703,932	102,694	5,310,039

Net Assets as of December 31, 2017:	$356,351	$4,014,346	$107,804,582	$640,456	$26,452,294

Investment Income:
Reinvested Dividends	3,365	61,750	62,656	—	4,780
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,844	57,255	1,478,775	8,547	390,370

Net Investment Income (Loss)	(1,479)	4,495	(1,416,119)	(8,547)	(385,590)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,819	101,708	4,647,977	26,883	2,953,857
Realized Gain (Loss) on Investments	5,898	175,991	3,350,731	19,258	270,388

Net Realized Capital Gains (Losses) on Investments	7,717	277,699	7,998,708	46,141	3,224,245
Net Change in Unrealized Appreciation (Depreciation)	(76,300)	(333,969)	(8,270,714)	(44,162)	(3,105,743)

Net Gain (Loss) on Investment	(68,583)	(56,270)	(272,006)	1,979	118,502
Net Increase (Decrease) in Net Assets Resulting from Operations	(70,062)	(51,775)	(1,688,125)	(6,568)	(267,088)

Increase (Decrease) in Net Assets from Contract Transactions	460	(23,139)	(12,206,488)	(110,557)	(3,159,058)

Total Increase (Decrease) in Net Assets	(69,602)	(74,914)	(13,894,613)	(117,125)	(3,426,146)

Net Assets as of December 31, 2018:	$286,749	$3,939,432	$93,909,969	$523,331	$23,026,148

See Accompanying Notes.

(1)	See Footnote 1

14

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018

	TA Jennison Growth Service Class Subaccount	TA JPMorgan Asset Allocation - Conservative Initial Class Subaccount	TA JPMorgan Asset Allocation - Conservative Service Class Subaccount	TA JPMorgan Asset Allocation - Growth Initial Class Subaccount	TA JPMorgan Asset Allocation - Growth Service Class Subaccount
Net Assets as of December 31, 2016:	$201,491	$49,764,078	$812,205	$75,086,961	$2,361,906

Investment Income:
Reinvested Dividends	—	1,049,572	16,647	1,128,924	30,867
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,052	721,294	11,976	1,119,727	33,861

Net Investment Income (Loss)	(3,052)	328,278	4,671	9,197	(2,994)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	23,436	787,860	14,164	1,704,869	55,111
Realized Gain (Loss) on Investments	(9,686)	458,919	6,041	4,272,021	92,007

Net Realized Capital Gains (Losses) on Investments	13,750	1,246,779	20,205	5,976,890	147,118
Net Change in Unrealized Appreciation (Depreciation)	47,916	3,736,598	66,868	10,225,343	374,607

Net Gain (Loss) on Investment	61,666	4,983,377	87,073	16,202,233	521,725
Net Increase (Decrease) in Net Assets Resulting from Operations	58,614	5,311,655	91,744	16,211,430	518,731

Increase (Decrease) in Net Assets from Contract Transactions	(61,365)	(4,852,437)	67,928	(8,398,099)	(181,307)

Total Increase (Decrease) in Net Assets	(2,751)	459,218	159,672	7,813,331	337,424

Net Assets as of December 31, 2017:	$198,740	$50,223,296	$971,877	$82,900,292	$2,699,330

Investment Income:
Reinvested Dividends	—	825,845	13,819	1,466,152	40,340
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,477	682,520	12,474	1,131,141	34,103

Net Investment Income (Loss)	(3,477)	143,325	1,345	335,011	6,237
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	26,011	1,864,365	36,342	5,105,751	161,254
Realized Gain (Loss) on Investments	6,260	445,436	7,757	4,527,390	158,096

Net Realized Capital Gains (Losses) on Investments	32,271	2,309,801	44,099	9,633,141	319,350
Net Change in Unrealized Appreciation (Depreciation)	(35,262)	(4,907,306)	(95,056)	(18,727,665)	(605,903)

Net Gain (Loss) on Investment	(2,991)	(2,597,505)	(50,957)	(9,094,524)	(286,553)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,468)	(2,454,180)	(49,612)	(8,759,513)	(280,316)

Increase (Decrease) in Net Assets from Contract Transactions	9,656	(6,090,451)	(115,980)	(7,648,270)	(310,345)

Total Increase (Decrease) in Net Assets	3,188	(8,544,631)	(165,592)	(16,407,783)	(590,661)

Net Assets as of December 31, 2018:	$201,928	$41,678,665	$806,285	$66,492,509	$2,108,669

See Accompanying Notes.

(1)	See Footnote 1

15

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018

	TA JPMorgan Asset Allocation - Moderate Initial Class Subaccount	TA JPMorgan Asset Allocation - Moderate Service Class Subaccount	TA JPMorgan Asset Allocation - Moderate Growth Initial Class Subaccount	TA JPMorgan Asset Allocation - Moderate Growth Service Class Subaccount	TA JPMorgan Core Bond Initial Class Subaccount
Net Assets as of December 31, 2016:	$97,300,865	$2,160,473	$135,374,742	$3,532,397	$39,394,427

Investment Income:
Reinvested Dividends	1,852,486	37,386	2,367,204	55,002	1,151,875
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,426,513	30,499	1,948,137	48,409	537,407

Net Investment Income (Loss)	425,973	6,887	419,067	6,593	614,468
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,205,226	51,000	4,590,464	122,730	—
Realized Gain (Loss) on Investments	2,861,193	34,350	3,204,952	141,285	49,596

Net Realized Capital Gains (Losses) on Investments	5,066,419	85,350	7,795,416	264,015	49,596
Net Change in Unrealized Appreciation (Depreciation)	8,249,447	214,206	14,861,371	325,134	193,960

Net Gain (Loss) on Investment	13,315,866	299,556	22,656,787	589,149	243,556
Net Increase (Decrease) in Net Assets Resulting from Operations	13,741,839	306,443	23,075,854	595,742	858,024

Increase (Decrease) in Net Assets from Contract Transactions	(9,958,482)	(75,620)	(17,436,672)	(535,606)	(1,975,807)

Total Increase (Decrease) in Net Assets	3,783,357	230,823	5,639,182	60,136	(1,117,783)

Net Assets as of December 31, 2017:	$101,084,222	$2,391,296	$141,013,924	$3,592,533	$38,276,644

Investment Income:
Reinvested Dividends	1,686,188	34,959	2,638,353	58,416	1,143,823
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,397,376	31,199	1,940,160	47,588	503,113

Net Investment Income (Loss)	288,812	3,760	698,193	10,828	640,710
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	4,586,400	110,024	7,318,498	186,287	—
Realized Gain (Loss) on Investments	2,548,051	67,054	3,489,061	58,736	(210,661)

Net Realized Capital Gains (Losses) on Investments	7,134,451	177,078	10,807,559	245,023	(210,661)
Net Change in Unrealized Appreciation (Depreciation)	(13,584,263)	(334,444)	(22,992,767)	(554,574)	(919,939)

Net Gain (Loss) on Investment	(6,449,812)	(157,366)	(12,185,208)	(309,551)	(1,130,600)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,161,000)	(153,606)	(11,487,015)	(298,723)	(489,890)

Increase (Decrease) in Net Assets from Contract Transactions	(7,152,673)	(218,096)	(5,960,478)	(128,059)	(1,855,080)

Total Increase (Decrease) in Net Assets	(13,313,673)	(371,702)	(17,447,493)	(426,782)	(2,344,970)

Net Assets as of December 31, 2018:	$87,770,549	$2,019,594	$123,566,431	$3,165,751	$35,931,674

See Accompanying Notes.

(1)	See Footnote 1

16

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018

	TA JPMorgan Core Bond Service Class Subaccount	TA JPMorgan Enhanced Index Initial Class Subaccount	TA JPMorgan Enhanced Index Service Class Subaccount	TA JPMorgan International Moderate Growth Initial Class Subaccount	TA JPMorgan International Moderate Growth Service Class Subaccount
Net Assets as of December 31, 2016:	$428,217	$17,602,725	$134,748	$3,071,889	$23,682

Investment Income:
Reinvested Dividends	10,073	121,218	416	58,762	410
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,864	321,833	1,401	45,333	361

Net Investment Income (Loss)	4,209	(200,615)	(985)	13,429	49
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	427,375	2,078	—	—
Realized Gain (Loss) on Investments	458	1,508,262	11,427	83,101	666

Net Realized Capital Gains (Losses) on Investments	458	1,935,637	13,505	83,101	666
Net Change in Unrealized Appreciation (Depreciation)	2,863	1,870,660	7,884	492,666	3,773

Net Gain (Loss) on Investment	3,321	3,806,297	21,389	575,767	4,439
Net Increase (Decrease) in Net Assets Resulting from Operations	7,530	3,605,682	20,404	589,196	4,488

Increase (Decrease) in Net Assets from Contract Transactions	(42,744)	1,760,318	(46,397)	(293,321)	(7,598)

Total Increase (Decrease) in Net Assets	(35,214)	5,366,000	(25,993)	295,875	(3,110)

Net Assets as of December 31, 2017:	$393,003	$22,968,725	$108,755	$3,367,764	$20,572

Investment Income:
Reinvested Dividends	11,110	245,810	898	73,672	410
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,767	360,426	1,381	44,094	251

Net Investment Income (Loss)	5,343	(114,616)	(483)	29,578	159
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	963,002	4,458	30,976	192
Realized Gain (Loss) on Investments	(538)	1,082,395	5,745	55,272	375

Net Realized Capital Gains (Losses) on Investments	(538)	2,045,397	10,203	86,248	567
Net Change in Unrealized Appreciation (Depreciation)	(11,127)	(3,660,755)	(18,038)	(523,721)	(3,171)

Net Gain (Loss) on Investment	(11,665)	(1,615,358)	(7,835)	(437,473)	(2,604)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,322)	(1,729,974)	(8,318)	(407,895)	(2,445)

Increase (Decrease) in Net Assets from Contract Transactions	(5,460)	(1,554,304)	(2,158)	(210,106)	(1,206)

Total Increase (Decrease) in Net Assets	(11,782)	(3,284,278)	(10,476)	(618,001)	(3,651)

Net Assets as of December 31, 2018:	$381,221	$19,684,447	$98,279	$2,749,763	$16,921

See Accompanying Notes.

(1)	See Footnote 1

17

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018

	TA JPMorgan Mid Cap Value Initial Class Subaccount	TA JPMorgan Mid Cap Value Service Class Subaccount	TA JPMorgan Tactical Allocation Initial Class Subaccount	TA JPMorgan Tactical Allocation Service Class Subaccount	TA Managed Risk - Balanced ETF Service Class Subaccount
Net Assets as of December 31, 2016:	$15,150,810	$183,899	$37,737,402	$469,672	$5,238,736

Investment Income:
Reinvested Dividends	118,340	613	693,958	7,097	96,639
Investment Expense:
Mortality and Expense Risk and Administrative Charges	208,650	1,419	510,590	5,971	80,119

Net Investment Income (Loss)	(90,310)	(806)	183,368	1,126	16,520
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3,319,971	22,961	—	—	—
Realized Gain (Loss) on Investments	441,772	30,484	575,475	18,596	(3,539)

Net Realized Capital Gains (Losses) on Investments	3,761,743	53,445	575,475	18,596	(3,539)
Net Change in Unrealized Appreciation (Depreciation)	(1,955,889)	(38,606)	1,836,828	11,480	606,670

Net Gain (Loss) on Investment	1,805,854	14,839	2,412,303	30,076	603,131
Net Increase (Decrease) in Net Assets Resulting from Operations	1,715,544	14,033	2,595,671	31,202	619,651

Increase (Decrease) in Net Assets from Contract Transactions	(1,369,167)	(89,774)	(3,935,569)	(43,999)	73,757

Total Increase (Decrease) in Net Assets	346,377	(75,741)	(1,339,898)	(12,797)	693,408

Net Assets as of December 31, 2017:	$15,497,187	$108,158	$36,397,504	$456,875	$5,932,144

Investment Income:
Reinvested Dividends	113,838	550	741,094	8,178	100,455
Investment Expense:
Mortality and Expense Risk and Administrative Charges	190,278	1,173	464,632	5,720	83,230

Net Investment Income (Loss)	(76,440)	(623)	276,462	2,458	17,225
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	295,776	1,979	956,518	12,022	—
Realized Gain (Loss) on Investments	440,424	4,484	558,862	5,757	52,029

Net Realized Capital Gains (Losses) on Investments	736,200	6,463	1,515,380	17,779	52,029
Net Change in Unrealized Appreciation (Depreciation)	(2,356,634)	(16,693)	(3,252,081)	(39,752)	(389,811)

Net Gain (Loss) on Investment	(1,620,434)	(10,230)	(1,736,701)	(21,973)	(337,782)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,696,874)	(10,853)	(1,460,239)	(19,515)	(320,557)

Increase (Decrease) in Net Assets from Contract Transactions	(2,855,698)	(31,378)	(4,338,597)	(46,487)	(522,196)

Total Increase (Decrease) in Net Assets	(4,552,572)	(42,231)	(5,798,836)	(66,002)	(842,753)

Net Assets as of December 31, 2018:	$10,944,615	$65,927	$30,598,668	$390,873	$5,089,391

See Accompanying Notes.

(1)	See Footnote 1

18

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018

	TA Managed Risk - Growth ETF Service Class Subaccount	TA Morgan Stanley Capital Growth Initial Class Subaccount	TA Morgan Stanley Capital Growth Service Class Subaccount	TA Multi- Managed Balanced Initial Class Subaccount	TA Multi- Managed Balanced Service Class Subaccount
Net Assets as of December 31, 2016:	$4,678,318	$31,225,617	$110,701	$112,466,066	$681,273

Investment Income:
Reinvested Dividends	86,533	—	—	980,478	4,361
Investment Expense:
Mortality and Expense Risk and Administrative Charges	77,723	538,982	1,867	1,558,259	8,290

Net Investment Income (Loss)	8,810	(538,982)	(1,867)	(577,781)	(3,929)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	2,521,876	9,355	1,282,406	6,573
Realized Gain (Loss) on Investments	(55,777)	2,233,203	4,504	2,877,614	31,170

Net Realized Capital Gains (Losses) on Investments	(55,777)	4,755,079	13,859	4,160,020	37,743
Net Change in Unrealized Appreciation (Depreciation)	881,531	8,543,676	32,660	10,100,995	39,143

Net Gain (Loss) on Investment	825,754	13,298,755	46,519	14,261,015	76,886
Net Increase (Decrease) in Net Assets Resulting from Operations	834,564	12,759,773	44,652	13,683,234	72,957

Increase (Decrease) in Net Assets from Contract Transactions	202,858	(289,638)	(3,066)	(8,952,704)	(170,234)

Total Increase (Decrease) in Net Assets	1,037,422	12,470,135	41,586	4,730,530	(97,277)

Net Assets as of December 31, 2017:	$5,715,740	$43,695,752	$152,287	$117,196,596	$583,996

Investment Income:
Reinvested Dividends	85,983	—	—	1,581,635	6,737
Investment Expense:
Mortality and Expense Risk and Administrative Charges	79,139	688,739	4,955	1,519,830	7,555

Net Investment Income (Loss)	6,844	(688,739)	(4,955)	61,805	(818)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	8,409,295	79,164	4,332,272	22,104
Realized Gain (Loss) on Investments	11,331	3,801,467	5,807	3,176,733	10,662

Net Realized Capital Gains (Losses) on Investments	11,331	12,210,762	84,971	7,509,005	32,766
Net Change in Unrealized Appreciation (Depreciation)	(512,345)	(9,293,177)	(96,528)	(12,884,028)	(59,663)

Net Gain (Loss) on Investment	(501,014)	2,917,585	(11,557)	(5,375,023)	(26,897)
Net Increase (Decrease) in Net Assets Resulting from Operations	(494,170)	2,228,846	(16,512)	(5,313,218)	(27,715)

Increase (Decrease) in Net Assets from Contract Transactions	18,821	(3,179,808)	276,854	(10,881,733)	(44,277)

Total Increase (Decrease) in Net Assets	(475,349)	(950,962)	260,342	(16,194,951)	(71,992)

Net Assets as of December 31, 2018:	$5,240,391	$42,744,790	$412,629	$101,001,645	$512,004

See Accompanying Notes.

(1)	See Footnote 1

19

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018

	TA PIMCO Tactical - Balanced Service Class Subaccount	TA PIMCO Tactical - Conservative Service Class Subaccount	TA PIMCO Tactical - Growth Service Class Subaccount	TA PIMCO Total Return Initial Class Subaccount	TA PIMCO Total Return Service Class Subaccount
Net Assets as of December 31, 2016:	$1,230,060	$914,327	$535,650	$39,071,390	$275,511

Investment Income:
Reinvested Dividends	3,851	17,981	2,256	—	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	16,982	17,276	8,048	548,250	4,062

Net Investment Income (Loss)	(13,131)	705	(5,792)	(548,250)	(4,062)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	63,133	43,918	17,753	378,434	2,851
Realized Gain (Loss) on Investments	11,740	28,575	28,271	(127,418)	(1,124)

Net Realized Capital Gains (Losses) on Investments	74,873	72,493	46,024	251,016	1,727
Net Change in Unrealized Appreciation (Depreciation)	67,805	30,140	29,697	1,559,147	11,201

Net Gain (Loss) on Investment	142,678	102,633	75,721	1,810,163	12,928
Net Increase (Decrease) in Net Assets Resulting from Operations	129,547	103,338	69,929	1,261,913	8,866

Increase (Decrease) in Net Assets from Contract Transactions	(72,417)	(141,991)	(8,125)	(3,924,465)	(19,186)

Total Increase (Decrease) in Net Assets	57,130	(38,653)	61,804	(2,662,552)	(10,320)

Net Assets as of December 31, 2017:	$1,287,190	$875,674	$597,454	$36,408,838	$265,191

Investment Income:
Reinvested Dividends	39,405	32,629	17,421	840,533	5,717
Investment Expense:
Mortality and Expense Risk and Administrative Charges	16,983	13,452	7,890	484,582	3,530

Net Investment Income (Loss)	22,422	19,177	9,531	355,951	2,187
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	90,178	61,815	56,434	165,727	1,254
Realized Gain (Loss) on Investments	10,892	17,253	4,700	(273,398)	(1,673)

Net Realized Capital Gains (Losses) on Investments	101,070	79,068	61,134	(107,671)	(419)
Net Change in Unrealized Appreciation (Depreciation)	(238,059)	(164,691)	(114,453)	(1,018,669)	(8,375)

Net Gain (Loss) on Investment	(136,989)	(85,623)	(53,319)	(1,126,340)	(8,794)
Net Increase (Decrease) in Net Assets Resulting from Operations	(114,567)	(66,446)	(43,788)	(770,389)	(6,607)

Increase (Decrease) in Net Assets from Contract Transactions	59,973	57,249	(98,842)	(4,227,370)	(39,675)

Total Increase (Decrease) in Net Assets	(54,594)	(9,197)	(142,630)	(4,997,759)	(46,282)

Net Assets as of December 31, 2018:	$1,232,596	$866,477	$454,824	$31,411,079	$218,909

See Accompanying Notes.

(1)	See Footnote 1

20

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018

	TA QS Investors Active Asset Allocation - Conservative Service Class Subaccount	TA QS Investors Active Asset Allocation - Moderate Growth Service Class Subaccount	TA Small/Mid Cap Value Initial Class Subaccount	TA Small/Mid Cap Value Service Class Subaccount	TA T. Rowe Price Small Cap Initial Class Subaccount
Net Assets as of December 31, 2016:	$761,346	$1,475,496	$88,019,316	$1,549,998	$33,811,998

Investment Income:
Reinvested Dividends	13,437	19,134	1,003,828	15,001	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	11,241	20,387	1,245,307	21,435	510,791

Net Investment Income (Loss)	2,196	(1,253)	(241,479)	(6,434)	(510,791)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	7,817,606	141,575	2,075,219
Realized Gain (Loss) on Investments	3,910	(8,158)	1,427,780	10,941	2,134,071

Net Realized Capital Gains (Losses) on Investments	3,910	(8,158)	9,245,386	152,516	4,209,290
Net Change in Unrealized Appreciation (Depreciation)	68,268	267,368	2,595,577	58,466	2,891,803

Net Gain (Loss) on Investment	72,178	259,210	11,840,963	210,982	7,101,093
Net Increase (Decrease) in Net Assets Resulting from Operations	74,374	257,957	11,599,484	204,548	6,590,302

Increase (Decrease) in Net Assets from Contract Transactions	(51,694)	(277,838)	(9,069,135)	(99,864)	(3,035,842)

Total Increase (Decrease) in Net Assets	22,680	(19,881)	2,530,349	104,684	3,554,460

Net Assets as of December 31, 2017:	$784,026	$1,455,615	$90,549,665	$1,654,682	$37,366,458

Investment Income:
Reinvested Dividends	11,296	19,812	755,536	10,422	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	13,313	21,285	1,195,181	21,458	563,142

Net Investment Income (Loss)	(2,017)	(1,473)	(439,645)	(11,036)	(563,142)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	8,175,299	154,266	1,970,727
Realized Gain (Loss) on Investments	7,362	3,932	531,323	6,163	1,776,153

Net Realized Capital Gains (Losses) on Investments	7,362	3,932	8,706,622	160,429	3,746,880
Net Change in Unrealized Appreciation (Depreciation)	(46,814)	(114,186)	(18,383,225)	(342,434)	(5,938,655)

Net Gain (Loss) on Investment	(39,452)	(110,254)	(9,676,603)	(182,005)	(2,191,775)
Net Increase (Decrease) in Net Assets Resulting from Operations	(41,469)	(111,727)	(10,116,248)	(193,041)	(2,754,917)

Increase (Decrease) in Net Assets from Contract Transactions	(69,703)	32,576	(11,016,247)	(186,263)	(3,014,319)

Total Increase (Decrease) in Net Assets	(111,172)	(79,151)	(21,132,495)	(379,304)	(5,769,236)

Net Assets as of December 31, 2018:	$672,854	$1,376,464	$69,417,170	$1,275,378	$31,597,222

See Accompanying Notes.

(1)	See Footnote 1

21

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018

	TA T. Rowe Price Small Cap Service Class Subaccount	TA Torray Concentrated Growth Initial Class Subaccount	TA Torray Concentrated Growth Service Class Subaccount	TA WMC US Growth Initial Class Subaccount	TA WMC US Growth Service Class Subaccount
Net Assets as of December 31, 2016:	$335,165	$15,963,419	$87,996	$342,544,499	$1,466,115

Investment Income:
Reinvested Dividends	—	69,163	152	1,567,479	3,257
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,145	251,280	1,413	4,936,468	21,299

Net Investment Income (Loss)	(5,145)	(182,117)	(1,261)	(3,368,989)	(18,042)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	23,178	320,515	1,757	8,870,136	37,918
Realized Gain (Loss) on Investments	6,097	502,426	863	5,939,229	24,250

Net Realized Capital Gains (Losses) on Investments	29,275	822,941	2,620	14,809,365	62,168
Net Change in Unrealized Appreciation (Depreciation)	42,395	3,024,587	18,708	78,215,459	331,153

Net Gain (Loss) on Investment	71,670	3,847,528	21,328	93,024,824	393,321
Net Increase (Decrease) in Net Assets Resulting from Operations	66,525	3,665,411	20,067	89,655,835	375,279

Increase (Decrease) in Net Assets from Contract Transactions	(5,938)	(521,042)	(861)	(41,740,747)	(155,413)

Total Increase (Decrease) in Net Assets	60,587	3,144,369	19,206	47,915,088	219,866

Net Assets as of December 31, 2017:	$395,752	$19,107,788	$107,202	$390,459,587	$1,685,981

Investment Income:
Reinvested Dividends	—	37,760	—	1,912,129	4,754
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,023	249,571	1,565	5,325,548	23,412

Net Investment Income (Loss)	(5,023)	(211,811)	(1,565)	(3,413,419)	(18,658)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	17,336	842,370	5,343	32,996,196	145,982
Realized Gain (Loss) on Investments	33,986	1,154,845	1,009	12,258,481	68,317

Net Realized Capital Gains (Losses) on Investments	51,322	1,997,215	6,352	45,254,677	214,299
Net Change in Unrealized Appreciation (Depreciation)	(65,689)	(2,539,341)	(10,228)	(42,416,340)	(198,593)

Net Gain (Loss) on Investment	(14,367)	(542,126)	(3,876)	2,838,337	15,706
Net Increase (Decrease) in Net Assets Resulting from Operations	(19,390)	(753,937)	(5,441)	(575,082)	(2,952)

Increase (Decrease) in Net Assets from Contract Transactions	(107,469)	(3,131,534)	(1,359)	(46,040,228)	(250,015)

Total Increase (Decrease) in Net Assets	(126,859)	(3,885,471)	(6,800)	(46,615,310)	(252,967)

Net Assets as of December 31, 2018:	$268,893	$15,222,317	$100,402	$343,844,277	$1,433,014

See Accompanying Notes.

(1)	See Footnote 1

22

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2018

1. Organization

WRL Series Annuity Account (the Separate Account) is a segregated investment account of Transamerica Premier Life Insurance Company (TPLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of the Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TPLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TPLIC’s other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of WRL Freedom Attainer®, WRL Freedon Premier®, WRL Freedom Conqueror®, WRL Freedom Wealth Creator®, WRL Freedom Access®, WRL Freedom Enhancer®, WRL Freedom Bellwether®, and WRL Freedom Variable Annuity.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Access One Trust	Access One Trust
Access VP High Yield	Access VP High Yield
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund
Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Contrafund® Portfolio Service Class 2
Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Equity-Income Portfolio Service Class 2
Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Growth Opportunities Portfolio Service Class 2
Fidelity® VIP Index 500 Service Class 2	Fidelity® VIP Index 500 Portfolio Service Class 2
ProFunds	ProFunds
ProFund VP Asia 30	ProFund VP Asia 30
ProFund VP Basic Materials	ProFund VP Basic Materials
ProFund VP Bull	ProFund VP Bull
ProFund VP Consumer Services	ProFund VP Consumer Services
ProFund VP Emerging Markets	ProFund VP Emerging Markets
ProFund VP Europe 30	ProFund VP Europe 30
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar
ProFund VP Financials	ProFund VP Financials
ProFund VP Government Money Market	ProFund VP Government Money Market
ProFund VP International	ProFund VP International
ProFund VP Japan	ProFund VP Japan
ProFund VP Mid-Cap	ProFund VP Mid-Cap
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100
ProFund VP Oil & Gas	ProFund VP Oil & Gas
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals
ProFund VP Precious Metals	ProFund VP Precious Metals
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets
ProFund VP Short International	ProFund VP Short International
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap
ProFund VP Small-Cap	ProFund VP Small-Cap
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value

23

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2018

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
ProFunds	ProFunds
ProFund VP Telecommunications	ProFund VP Telecommunications
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap
ProFund VP Utilities	ProFund VP Utilities
Transamerica Series Trust	Transamerica Series Trust
TA Aegon High Yield Bond Initial Class	Transamerica Aegon High Yield Bond VP Initial Class
TA Aegon High Yield Bond Service Class	Transamerica Aegon High Yield Bond VP Service Class
TA Aegon U.S. Government Securities Initial Class	Transamerica Aegon U.S. Government Securities VP Initial Class
TA Aegon U.S. Government Securities Service Class	Transamerica Aegon U.S. Government Securities VP Service Class
TA Barrow Hanley Dividend Focused Initial Class	Transamerica Barrow Hanley Dividend Focused VP Initial Class
TA Barrow Hanley Dividend Focused Service Class	Transamerica Barrow Hanley Dividend Focused VP Service Class
TA BlackRock Global Real Estate Securities Initial Class	Transamerica BlackRock Global Real Estate Securities VP Initial Class
TA BlackRock Global Real Estate Securities Service Class	Transamerica BlackRock Global Real Estate Securities VP Service Class
TA BlackRock Government Money Market Initial Class	Transamerica BlackRock Government Money Market VP Initial Class
TA BlackRock Government Money Market Service Class	Transamerica BlackRock Government Money Market VP Service Class
TA BlackRock Smart Beta 40 Initial Class	Transamerica BlackRock Smart Beta 40 VP Initial Class
TA BlackRock Smart Beta 40 Service Class	Transamerica BlackRock Smart Beta 40 VP Service Class
TA BlackRock Tactical Allocation Service Class	Transamerica BlackRock Tactical Allocation VP Service Class
TA Greystone International Growth Initial Class	Transamerica Greystone International Growth VP Initial Class
TA Greystone International Growth Service Class	Transamerica Greystone International Growth VP Service Class
TA Janus Balanced Service Class	Transamerica Janus Balanced VP Service Class
TA Janus Mid-Cap Growth Initial Class	Transamerica Janus Mid-Cap Growth VP Initial Class
TA Janus Mid-Cap Growth Service Class	Transamerica Janus Mid-Cap Growth VP Service Class
TA Jennison Growth Initial Class	Transamerica Jennison Growth VP Initial Class
TA Jennison Growth Service Class	Transamerica Jennison Growth VP Service Class
TA JPMorgan Asset Allocation - Conservative Initial Class	Transamerica JPMorgan Asset Allocation - Conservative VP Initial Class
TA JPMorgan Asset Allocation - Conservative Service Class	Transamerica JPMorgan Asset Allocation - Conservative VP Service Class
TA JPMorgan Asset Allocation - Growth Initial Class	Transamerica JPMorgan Asset Allocation - Growth VP Initial Class
TA JPMorgan Asset Allocation - Growth Service Class	Transamerica JPMorgan Asset Allocation - Growth VP Service Class
TA JPMorgan Asset Allocation - Moderate Initial Class	Transamerica JPMorgan Asset Allocation - Moderate VP Initial Class
TA JPMorgan Asset Allocation - Moderate Service Class	Transamerica JPMorgan Asset Allocation - Moderate VP Service Class
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	Transamerica JPMorgan Asset Allocation - Moderate Growth VP Initial Class
TA JPMorgan Asset Allocation - Moderate Growth Service Class	Transamerica JPMorgan Asset Allocation - Moderate Growth VP Service Class
TA JPMorgan Core Bond Initial Class	Transamerica JPMorgan Core Bond VP Initial Class
TA JPMorgan Core Bond Service Class	Transamerica JPMorgan Core Bond VP Service Class
TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class

24

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2018

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Transamerica Series Trust	Transamerica Series Trust
TA JPMorgan Enhanced Index Service Class	Transamerica JPMorgan Enhanced Index VP Service Class
TA JPMorgan International Moderate Growth Initial Class	Transamerica JPMorgan International Moderate Growth VP Initial Class
TA JPMorgan International Moderate Growth Service Class	Transamerica JPMorgan International Moderate Growth VP Service Class
TA JPMorgan Mid Cap Value Initial Class	Transamerica JPMorgan Mid Cap Value VP Initial Class
TA JPMorgan Mid Cap Value Service Class	Transamerica JPMorgan Mid Cap Value VP Service Class
TA JPMorgan Tactical Allocation Initial Class	Transamerica JPMorgan Tactical Allocation VP Initial Class
TA JPMorgan Tactical Allocation Service Class	Transamerica JPMorgan Tactical Allocation VP Service Class
TA Managed Risk - Balanced ETF Service Class	Transamerica Managed Risk - Balanced ETF VP Service Class
TA Managed Risk - Growth ETF Service Class	Transamerica Managed Risk - Growth ETF VP Service Class
TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class
TA Morgan Stanley Capital Growth Service Class	Transamerica Morgan Stanley Capital Growth VP Service Class
TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class
TA Multi-Managed Balanced Service Class	Transamerica Multi-Managed Balanced VP Service Class
TA PIMCO Tactical - Balanced Service Class	Transamerica PIMCO Tactical - Balanced VP Service Class
TA PIMCO Tactical - Conservative Service Class	Transamerica PIMCO Tactical - Conservative VP Service Class
TA PIMCO Tactical - Growth Service Class	Transamerica PIMCO Tactical - Growth VP Service Class
TA PIMCO Total Return Initial Class	Transamerica PIMCO Total Return VP Initial Class
TA PIMCO Total Return Service Class	Transamerica PIMCO Total Return VP Service Class
TA QS Investors Active Asset Allocation - Conservative Service Class	Transamerica QS Investors Active Asset Allocation - Conservative VP Service Class
TA QS Investors Active Asset Allocation - Moderate Growth Service Class	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP Service Class
TA Small/Mid Cap Value Initial Class	Transamerica Small/Mid Cap Value VP Initial Class
TA Small/Mid Cap Value Service Class	Transamerica Small/Mid Cap Value VP Service Class
TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class
TA T. Rowe Price Small Cap Service Class	Transamerica T. Rowe Price Small Cap VP Service Class
TA Torray Concentrated Growth Initial Class	Transamerica Torray Concentrated Growth VP Initial Class
TA Torray Concentrated Growth Service Class	Transamerica Torray Concentrated Growth VP Service Class
TA WMC US Growth Initial Class	Transamerica WMC US Growth VP Initial Class
TA WMC US Growth Service Class	Transamerica WMC US Growth VP Service Class

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
TA BlackRock Tactical Allocation Service Class	April 30, 2014

25

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2018

1. Organization (continued)

The following subaccount name changes were made effective during the fiscal year ended December 31, 2018:

Subaccount	Formerly
TA BlackRock Global Real Estate Securities Initial Class	TA Clarion Global Real Estate Securities Initial Class
TA BlackRock Global Real Estate Securities Service Class	TA Clarion Global Real Estate Securities Service Class
TA BlackRock Government Money Market Initial Class	TA Aegon Government Money Market Initial Class
TA BlackRock Government Money Market Service Class	TA Aegon Government Money Market Service Class
TA BlackRock Smart Beta 40 Initial Class	TA AB Dynamic Allocation Initial Class
TA BlackRock Smart Beta 40 Service Class	TA AB Dynamic Allocation Service Class
TA Greystone International Growth Initial Class	TA MFS International Equity Initial Class
TA Greystone International Growth Service Class	TA MFS International Equity Service Class
TA JPMorgan Asset Allocation - Conservative Initial Class	TA Asset Allocation - Conservative Initial Class
TA JPMorgan Asset Allocation - Conservative Service Class	TA Asset Allocation - Conservative Service Class
TA JPMorgan Asset Allocation - Growth Initial Class	TA Asset Allocation - Growth Initial Class
TA JPMorgan Asset Allocation - Growth Service Class	TA Asset Allocation - Growth Service Class
TA JPMorgan Asset Allocation - Moderate Initial Class	TA Asset Allocation - Moderate Initial Class
TA JPMorgan Asset Allocation - Moderate Service Class	TA Asset Allocation - Moderate Service Class
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	TA Asset Allocation - Moderate Growth Initial Class
TA JPMorgan Asset Allocation - Moderate Growth Service Class	TA Asset Allocation - Moderate Growth Service Class
TA JPMorgan International Moderate Growth Initial Class	TA International Moderate Growth Initial Class
TA JPMorgan International Moderate Growth Service Class	TA International Moderate Growth Service Class

26

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2018

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2018.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2018.

27

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2018

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2018 were as follows:

Subaccount	Purchases	Sales
Access VP High Yield	$844,499	$925,205
Fidelity® VIP Contrafund® Service Class 2	2,643,409	3,858,878
Fidelity® VIP Equity-Income Service Class 2	604,247	1,185,531
Fidelity® VIP Growth Opportunities Service Class 2	218,469	514,887
Fidelity® VIP Index 500 Service Class 2	66,174	68,967
ProFund VP Asia 30	385,558	1,160,565
ProFund VP Basic Materials	547,385	1,473,986
ProFund VP Bull	3,129,849	6,455,114
ProFund VP Consumer Services	1,583,188	1,674,461
ProFund VP Emerging Markets	2,338,463	5,192,953
ProFund VP Europe 30	255,739	1,062,103
ProFund VP Falling U.S. Dollar	190,803	142,078
ProFund VP Financials	546,895	1,234,349
ProFund VP Government Money Market	14,543,039	13,918,845
ProFund VP International	972,656	1,469,849
ProFund VP Japan	15,237	69,844
ProFund VP Mid-Cap	2,614,304	2,172,592
ProFund VP NASDAQ-100	5,553,663	5,994,628
ProFund VP Oil & Gas	1,063,428	1,210,749
ProFund VP Pharmaceuticals	410,771	1,213,644
ProFund VP Precious Metals	517,147	425,584
ProFund VP Short Emerging Markets	444,525	456,345
ProFund VP Short International	325,611	330,086
ProFund VP Short NASDAQ-100	1,533,624	1,496,882
ProFund VP Short Small-Cap	460,620	457,615
ProFund VP Small-Cap	3,785,873	4,071,775
ProFund VP Small-Cap Value	2,394,040	3,614,461
ProFund VP Telecommunications	52,992	269,623
ProFund VP U.S. Government Plus	613,293	545,392
ProFund VP UltraSmall-Cap	3,135,610	1,012,909
ProFund VP Utilities	669,411	1,042,629
TA Aegon High Yield Bond Initial Class	2,184,941	3,463,672
TA Aegon High Yield Bond Service Class	13,184	6,931
TA Aegon U.S. Government Securities Initial Class	1,600,548	1,931,893
TA Aegon U.S. Government Securities Service Class	2,950	9,361
TA Barrow Hanley Dividend Focused Initial Class	3,374,452	9,061,390

28

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2018

3. Investments (continued)

Subaccount	Purchases	Sales
TA Barrow Hanley Dividend Focused Service Class	$24,172	$158,232
TA BlackRock Global Real Estate Securities Initial Class	2,568,457	4,191,824
TA BlackRock Global Real Estate Securities Service Class	56,399	74,784
TA BlackRock Government Money Market Initial Class	17,871,269	13,634,951
TA BlackRock Government Money Market Service Class	6,124	7,390
TA BlackRock Smart Beta 40 Initial Class	116,113	358,955
TA BlackRock Smart Beta 40 Service Class	791	6,854
TA BlackRock Tactical Allocation Service Class	425,275	810,045
TA Greystone International Growth Initial Class	3,141,665	7,292,388
TA Greystone International Growth Service Class	32,339	31,540
TA Janus Balanced Service Class	1,050,719	967,661
TA Janus Mid-Cap Growth Initial Class	7,554,006	16,528,643
TA Janus Mid-Cap Growth Service Class	29,442	121,664
TA Jennison Growth Initial Class	5,013,572	5,604,361
TA Jennison Growth Service Class	58,450	26,260
TA JPMorgan Asset Allocation - Conservative Initial Class	6,624,880	10,707,635
TA JPMorgan Asset Allocation - Conservative Service Class	54,983	133,276
TA JPMorgan Asset Allocation - Growth Initial Class	9,758,929	11,966,503
TA JPMorgan Asset Allocation - Growth Service Class	224,427	367,280
TA JPMorgan Asset Allocation - Moderate Initial Class	10,327,547	12,605,018
TA JPMorgan Asset Allocation - Moderate Service Class	284,097	388,409
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	24,101,938	22,045,716
TA JPMorgan Asset Allocation - Moderate Growth Service Class	338,531	269,474
TA JPMorgan Core Bond Initial Class	6,846,237	8,060,606
TA JPMorgan Core Bond Service Class	23,352	23,470
TA JPMorgan Enhanced Index Initial Class	5,637,914	6,343,834
TA JPMorgan Enhanced Index Service Class	17,361	15,544
TA JPMorgan International Moderate Growth Initial Class	199,142	348,689
TA JPMorgan International Moderate Growth Service Class	1,577	2,433
TA JPMorgan Mid Cap Value Initial Class	420,750	3,057,109
TA JPMorgan Mid Cap Value Service Class	2,529	32,550
TA JPMorgan Tactical Allocation Initial Class	2,671,657	5,777,280
TA JPMorgan Tactical Allocation Service Class	32,015	64,022
TA Managed Risk - Balanced ETF Service Class	686,975	1,191,947
TA Managed Risk - Growth ETF Service Class	628,850	603,186
TA Morgan Stanley Capital Growth Initial Class	14,466,982	9,926,233

29

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2018

3. Investments (continued)

Subaccount	Purchases	Sales
TA Morgan Stanley Capital Growth Service Class	$374,345	$23,284
TA Multi-Managed Balanced Initial Class	7,637,919	14,125,559
TA Multi-Managed Balanced Service Class	30,785	53,776
TA PIMCO Tactical - Balanced Service Class	326,796	154,218
TA PIMCO Tactical - Conservative Service Class	513,443	375,203
TA PIMCO Tactical - Growth Service Class	182,953	215,830
TA PIMCO Total Return Initial Class	4,484,121	8,189,805
TA PIMCO Total Return Service Class	7,009	43,243
TA QS Investors Active Asset Allocation - Conservative Service Class	1,041,127	1,112,848
TA QS Investors Active Asset Allocation - Moderate Growth Service Class	171,324	140,223
TA Small/Mid Cap Value Initial Class	10,979,061	14,259,656
TA Small/Mid Cap Value Service Class	175,045	218,080
TA T. Rowe Price Small Cap Initial Class	5,370,869	6,977,609
TA T. Rowe Price Small Cap Service Class	18,513	113,667
TA Torray Concentrated Growth Initial Class	2,003,511	4,504,483
TA Torray Concentrated Growth Service Class	5,374	2,955
TA WMC US Growth Initial Class	37,607,808	54,065,263
TA WMC US Growth Service Class	161,927	284,618

30

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2018			Year Ended December 31, 2017
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Access VP High Yield	42,067	(51,815)	(9,748)	36,468	(65,384)	(28,916)
Fidelity® VIP Contrafund® Service Class 2	14,182	(132,643)	(118,461)	33,303	(112,141)	(78,838)
Fidelity® VIP Equity-Income Service Class 2	3,811	(49,053)	(45,242)	16,422	(47,971)	(31,549)
Fidelity® VIP Growth Opportunities Service Class 2	1,030	(22,475)	(21,445)	3,042	(24,746)	(21,704)
Fidelity® VIP Index 500 Service Class 2	2,518	(2,669)	(151)	—	(19)	(19)
ProFund VP Asia 30	36,799	(112,208)	(75,409)	179,068	(87,724)	91,344
ProFund VP Basic Materials	39,944	(113,308)	(73,364)	175,544	(132,861)	42,683
ProFund VP Bull	114,207	(329,523)	(215,316)	326,971	(293,744)	33,227
ProFund VP Consumer Services	54,558	(65,420)	(10,862)	49,044	(58,315)	(9,271)
ProFund VP Emerging Markets	283,132	(614,318)	(331,186)	734,237	(284,398)	449,839
ProFund VP Europe 30	20,354	(111,762)	(91,408)	80,579	(114,214)	(33,635)
ProFund VP Falling U.S. Dollar	28,624	(22,081)	6,543	17,824	(18,778)	(954)
ProFund VP Financials	52,406	(115,414)	(63,008)	191,214	(149,069)	42,145
ProFund VP Government Money Market	1,610,043	(1,531,203)	78,840	1,429,842	(1,160,575)	269,267
ProFund VP International	69,462	(173,298)	(103,836)	142,619	(133,310)	9,309
ProFund VP Japan	1,561	(6,682)	(5,121)	7,068	(20,833)	(13,765)
ProFund VP Mid-Cap	116,862	(126,224)	(9,362)	172,290	(300,049)	(127,759)
ProFund VP NASDAQ-100	129,573	(168,991)	(39,418)	205,364	(164,600)	40,764
ProFund VP Oil & Gas	112,434	(132,749)	(20,315)	30,116	(225,603)	(195,487)
ProFund VP Pharmaceuticals	15,791	(63,596)	(47,805)	33,277	(107,123)	(73,846)
ProFund VP Precious Metals	136,290	(94,847)	41,443	129,471	(123,513)	5,958
ProFund VP Short Emerging Markets	175,287	(178,729)	(3,442)	84,292	(76,778)	7,514
ProFund VP Short International	94,575	(95,221)	(646)	47,401	(49,705)	(2,304)
ProFund VP Short NASDAQ-100	1,222,498	(1,213,942)	8,556	191,504	(181,554)	9,950
ProFund VP Short Small-Cap	339,709	(325,520)	14,189	613,099	(347,444)	265,655
ProFund VP Small-Cap	191,682	(220,413)	(28,731)	182,483	(233,440)	(50,957)
ProFund VP Small-Cap Value	127,392	(211,464)	(84,072)	121,956	(229,430)	(107,474)

31

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2018			Year Ended December 31, 2017
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
ProFund VP Telecommunications	1,036	(24,163)	(23,127)	24,215	(181,485)	(157,270)
ProFund VP U.S. Government Plus	38,702	(34,276)	4,426	27,997	(97,631)	(69,634)
ProFund VP UltraSmall-Cap	120,710	(54,878)	65,832	52,945	(76,303)	(23,358)
ProFund VP Utilities	33,019	(66,278)	(33,259)	52,583	(176,467)	(123,884)
TA Aegon High Yield Bond Initial Class	75,364	(148,417)	(73,053)	116,289	(205,829)	(89,540)
TA Aegon High Yield Bond Service Class	86	(204)	(118)	929	(1,424)	(495)
TA Aegon U.S. Government Securities Initial Class	105,946	(134,197)	(28,251)	85,540	(187,460)	(101,920)
TA Aegon U.S. Government Securities Service Class	14	(624)	(610)	1,371	(924)	447
TA Barrow Hanley Dividend Focused Initial Class	70,154	(224,746)	(154,592)	150,714	(317,240)	(166,526)
TA Barrow Hanley Dividend Focused Service Class	265	(5,004)	(4,739)	3,088	(4,332)	(1,244)
TA BlackRock Global Real Estate Securities Initial Class	23,421	(117,321)	(93,900)	103,666	(219,315)	(115,649)
TA BlackRock Global Real Estate Securities Service Class	698	(2,560)	(1,862)	279	(873)	(594)
TA BlackRock Government Money Market Initial Class	1,317,122	(1,017,763)	299,359	609,821	(1,132,162)	(522,341)
TA BlackRock Government Money Market Service Class	324	(223)	101	3,385	(5,276)	(1,891)
TA BlackRock Smart Beta 40 Initial Class	4,895	(18,938)	(14,043)	10,004	(35,716)	(25,712)
TA BlackRock Smart Beta 40 Service Class	5	(361)	(356)	8	(423)	(415)
TA BlackRock Tactical Allocation Service Class	14,654	(64,887)	(50,233)	9,958	(78,662)	(68,704)
TA Greystone International Growth Initial Class	160,259	(407,269)	(247,010)	408,091	(439,415)	(31,324)
TA Greystone International Growth Service Class	1,078	(1,143)	(65)	562	(4,464)	(3,902)
TA Janus Balanced Service Class	601,109	(625,955)	(24,846)	802,180	(459,187)	342,993
TA Janus Mid-Cap Growth Initial Class	63,565	(263,093)	(199,528)	96,621	(410,601)	(313,980)
TA Janus Mid-Cap Growth Service Class	112	(3,642)	(3,530)	171	(1,623)	(1,452)
TA Jennison Growth Initial Class	78,130	(194,407)	(116,277)	136,632	(217,548)	(80,916)
TA Jennison Growth Service Class	1,193	(853)	340	2,071	(4,985)	(2,914)
TA JPMorgan Asset Allocation—Conservative Initial Class	249,089	(568,387)	(319,298)	338,452	(600,312)	(261,860)
TA JPMorgan Asset Allocation—Conservative Service Class	255	(6,378)	(6,123)	8,282	(4,589)	3,693
TA JPMorgan Asset Allocation—Growth Initial Class	154,302	(499,184)	(344,882)	184,279	(600,495)	(416,216)

32

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2018			Year Ended December 31, 2017
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA JPMorgan Asset Allocation—Growth Service Class	1,051	(12,817)	(11,766)	1,621	(9,281)	(7,660)
TA JPMorgan Asset Allocation—Moderate Initial Class	216,121	(570,464)	(354,343)	341,516	(850,269)	(508,753)
TA JPMorgan Asset Allocation—Moderate Service Class	6,437	(16,827)	(10,390)	4,346	(8,251)	(3,905)
TA JPMorgan Asset Allocation—Moderate Growth Initial Class	702,584	(960,286)	(257,702)	327,574	(1,201,014)	(873,440)
TA JPMorgan Asset Allocation—Moderate Growth Service Class	4,272	(9,679)	(5,407)	4,891	(28,725)	(23,834)
TA JPMorgan Core Bond Initial Class	230,747	(287,296)	(56,549)	230,549	(287,318)	(56,769)
TA JPMorgan Core Bond Service Class	892	(1,223)	(331)	782	(3,610)	(2,828)
TA JPMorgan Enhanced Index Initial Class	165,513	(231,447)	(65,934)	373,515	(297,012)	76,503
TA JPMorgan Enhanced Index Service Class	402	(458)	(56)	85	(1,808)	(1,723)
TA JPMorgan International Moderate Growth Initial Class	8,812	(25,744)	(16,932)	23,912	(49,680)	(25,768)
TA JPMorgan International Moderate Growth Service Class	81	(171)	(90)	86	(750)	(664)
TA JPMorgan Mid Cap Value Initial Class	352	(75,713)	(75,361)	6,398	(44,679)	(38,281)
TA JPMorgan Mid Cap Value Service Class	—	(856)	(856)	—	(2,572)	(2,572)
TA JPMorgan Tactical Allocation Initial Class	36,526	(168,365)	(131,839)	77,503	(194,824)	(117,321)
TA JPMorgan Tactical Allocation Service Class	776	(3,758)	(2,982)	9,070	(11,948)	(2,878)
TA Managed Risk—Balanced ETF Service Class	43,407	(80,445)	(37,038)	54,736	(50,015)	4,721
TA Managed Risk—Growth ETF Service Class	36,940	(36,439)	501	85,536	(68,086)	17,450
TA Morgan Stanley Capital Growth Initial Class	136,242	(207,273)	(71,031)	215,480	(231,059)	(15,579)
TA Morgan Stanley Capital Growth Service Class	6,663	(424)	6,239	595	(698)	(103)
TA Multi-Managed Balanced Initial Class	73,248	(491,195)	(417,947)	197,388	(555,936)	(358,548)
TA Multi-Managed Balanced Service Class	85	(1,776)	(1,691)	555	(7,368)	(6,813)
TA PIMCO Tactical—Balanced Service Class	163,075	(116,940)	46,135	42,051	(102,899)	(60,848)
TA PIMCO Tactical—Conservative Service Class	371,074	(324,847)	46,227	760,734	(867,592)	(106,858)
TA PIMCO Tactical—Growth Service Class	9,386	(87,494)	(78,108)	148,686	(140,036)	8,650
TA PIMCO Total Return Initial Class	237,425	(485,535)	(248,110)	319,509	(556,789)	(237,280)
TA PIMCO Total Return Service Class	6	(2,748)	(2,742)	1,409	(2,644)	(1,235)
TA QS Investors Active Asset Allocation—Conservative Service Class	84,666	(91,275)	(6,609)	81	(4,513)	(4,432)

33

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2018			Year Ended December 31, 2017
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA QS Investors Active Asset Allocation—Moderate Growth Service Class	10,961	(8,651)	2,310	827	(21,978)	(21,151)
TA Small/Mid Cap Value Initial Class	67,903	(352,659)	(284,756)	247,901	(497,550)	(249,649)
TA Small/Mid Cap Value Service Class	329	(5,382)	(5,053)	986	(3,828)	(2,842)
TA T. Rowe Price Small Cap Initial Class	101,279	(180,475)	(79,196)	201,636	(288,641)	(87,005)
TA T. Rowe Price Small Cap Service Class	29	(2,335)	(2,306)	509	(691)	(182)
TA Torray Concentrated Growth Initial Class	37,250	(138,887)	(101,637)	68,822	(85,915)	(17,093)
TA Torray Concentrated Growth Service Class	2	(43)	(41)	35	(59)	(24)
TA WMC US Growth Initial Class	100,967	(1,564,454)	(1,463,487)	216,206	(1,803,939)	(1,587,733)
TA WMC US Growth Service Class	384	(7,946)	(7,562)	450	(6,205)	(5,755)

34

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2018			Year Ended December 31, 2017
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
Access VP High Yield	$728,194	$(892,476)	$(164,282)	$606,556	$(1,104,421)	$(497,865)
Fidelity® VIP Contrafund® Service Class 2	342,692	(3,531,547)	(3,188,855)	719,507	(2,588,029)	(1,868,522)
Fidelity® VIP Equity-Income Service Class 2	83,436	(1,079,038)	(995,602)	319,859	(982,917)	(663,058)
Fidelity® VIP Growth Opportunities Service Class 2	22,168	(468,561)	(446,393)	58,918	(406,884)	(347,966)
Fidelity® VIP Index 500 Service Class 2	64,289	(67,521)	(3,232)	—	(437)	(437)
ProFund VP Asia 30	379,790	(1,139,882)	(760,092)	1,574,535	(798,331)	776,204
ProFund VP Basic Materials	542,305	(1,442,126)	(899,821)	2,150,548	(1,622,746)	527,802
ProFund VP Bull	2,198,912	(6,340,303)	(4,141,391)	5,566,169	(4,995,434)	570,735
ProFund VP Consumer Services	1,391,024	(1,616,896)	(225,872)	1,028,776	(1,206,936)	(178,160)
ProFund VP Emerging Markets	2,333,027	(5,097,674)	(2,764,647)	5,503,184	(2,197,372)	3,305,812
ProFund VP Europe 30	212,955	(1,039,500)	(826,545)	813,389	(1,058,784)	(245,395)
ProFund VP Falling U.S. Dollar	185,390	(141,101)	44,289	115,785	(125,599)	(9,814)
ProFund VP Financials	539,525	(1,188,672)	(649,147)	1,774,608	(1,366,585)	408,023
ProFund VP Government Money Market	14,533,597	(13,829,212)	704,385	13,153,938	(10,659,503)	2,494,435
ProFund VP International	591,125	(1,435,299)	(844,174)	1,280,024	(1,206,370)	73,654
ProFund VP Japan	15,481	(63,040)	(47,559)	86,185	(199,136)	(112,951)
ProFund VP Mid-Cap	2,028,266	(2,132,249)	(103,983)	2,678,523	(4,703,253)	(2,024,730)
ProFund VP NASDAQ-100	4,525,254	(5,855,042)	(1,329,788)	5,631,244	(4,730,629)	900,615
ProFund VP Oil & Gas	1,023,507	(1,179,847)	(156,340)	261,294	(1,861,997)	(1,600,703)
ProFund VP Pharmaceuticals	298,124	(1,169,345)	(871,221)	596,842	(1,903,858)	(1,307,016)
ProFund VP Precious Metals	519,779	(397,102)	122,677	611,329	(577,326)	34,003
ProFund VP Short Emerging Markets	444,602	(454,317)	(9,715)	230,684	(221,025)	9,659
ProFund VP Short International	325,632	(329,704)	(4,072)	172,628	(180,428)	(7,800)
ProFund VP Short NASDAQ-100	1,533,857	(1,492,903)	40,954	316,882	(294,125)	22,757
ProFund VP Short Small-Cap	460,723	(446,297)	14,426	1,002,173	(541,805)	460,368
ProFund VP Small-Cap	3,674,692	(4,037,832)	(363,140)	3,114,067	(3,851,619)	(737,552)
ProFund VP Small-Cap Value	2,280,654	(3,591,923)	(1,311,269)	1,964,886	(3,545,001)	(1,580,115)

35

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2018			Year Ended December 31, 2017
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
ProFund VP Telecommunications	$12,022	$(257,916)	$(245,894)	$280,271	$(1,964,552)	$(1,684,281)
ProFund VP U.S. Government Plus	605,747	(533,608)	72,139	456,025	(1,570,954)	(1,114,929)
ProFund VP UltraSmall-Cap	2,259,400	(962,520)	1,296,880	813,172	(1,090,060)	(276,888)
ProFund VP Utilities	511,847	(1,002,026)	(490,179)	780,747	(2,576,880)	(1,796,133)
TA Aegon High Yield Bond Initial Class	1,660,953	(3,350,630)	(1,689,677)	2,510,734	(4,462,688)	(1,951,954)
TA Aegon High Yield Bond Service Class	1,788	(4,371)	(2,583)	19,712	(29,221)	(9,509)
TA Aegon U.S. Government Securities Initial Class	1,413,220	(1,847,116)	(433,896)	1,149,433	(2,565,264)	(1,415,831)
TA Aegon U.S. Government Securities Service Class	164	(7,880)	(7,716)	16,785	(11,603)	5,182
TA Barrow Hanley Dividend Focused Initial Class	2,058,237	(8,234,811)	(6,176,574)	4,193,490	(10,287,329)	(6,093,839)
TA Barrow Hanley Dividend Focused Service Class	7,811	(146,815)	(139,004)	81,369	(120,760)	(39,391)
TA BlackRock Global Real Estate Securities Initial Class	574,585	(3,884,812)	(3,310,227)	2,296,863	(6,252,589)	(3,955,726)
TA BlackRock Global Real Estate Securities Service Class	19,908	(69,015)	(49,107)	7,365	(23,436)	(16,071)
TA BlackRock Government Money Market Initial Class	17,436,069	(13,311,560)	4,124,509	7,413,139	(13,982,116)	(6,568,977)
TA BlackRock Government Money Market Service Class	3,120	(2,093)	1,027	32,623	(51,080)	(18,457)
TA BlackRock Smart Beta 40 Initial Class	66,687	(321,688)	(255,001)	150,211	(585,086)	(434,875)
TA BlackRock Smart Beta 40 Service Class	96	(6,287)	(6,191)	136	(7,295)	(7,159)
TA BlackRock Tactical Allocation Service Class	169,964	(745,252)	(575,288)	111,801	(875,694)	(763,893)
TA Greystone International Growth Initial Class	2,578,881	(6,823,759)	(4,244,878)	6,227,834	(6,974,806)	(746,972)
TA Greystone International Growth Service Class	27,458	(26,998)	460	13,649	(109,073)	(95,424)
TA Janus Balanced Service Class	890,296	(913,435)	(23,139)	1,043,590	(615,884)	427,706
TA Janus Mid-Cap Growth Initial Class	2,951,544	(15,158,032)	(12,206,488)	2,691,449	(16,953,398)	(14,261,949)
TA Janus Mid-Cap Growth Service Class	3,387	(113,944)	(110,557)	4,266	(41,409)	(37,143)
TA Jennison Growth Initial Class	2,098,613	(5,257,671)	(3,159,058)	3,078,544	(4,695,322)	(1,616,778)
TA Jennison Growth Service Class	32,465	(22,809)	9,656	44,074	(105,439)	(61,365)
TA JPMorgan Asset Allocation—Conservative Initial Class	3,978,687	(10,069,138)	(6,090,451)	5,032,060	(9,884,497)	(4,852,437)
TA JPMorgan Asset Allocation—Conservative Service Class	4,897	(120,877)	(115,980)	150,945	(83,017)	67,928
TA JPMorgan Asset Allocation—Growth Initial Class	3,287,079	(10,935,349)	(7,648,270)	3,321,090	(11,719,189)	(8,398,099)

36

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2018			Year Ended December 31, 2017
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
TA JPMorgan Asset Allocation—Growth Service Class	$27,563	$(337,908)	$(310,345)	$38,220	$(219,527)	$(181,307)
TA JPMorgan Asset Allocation—Moderate Initial Class	4,134,396	(11,287,069)	(7,152,673)	5,135,324	(15,093,806)	(9,958,482)
TA JPMorgan Asset Allocation—Moderate Service Class	141,582	(359,678)	(218,096)	91,488	(167,108)	(75,620)
TA JPMorgan Asset Allocation—Moderate Growth Initial Class	14,291,711	(20,252,189)	(5,960,478)	5,466,255	(22,902,927)	(17,436,672)
TA JPMorgan Asset Allocation—Moderate Growth Service Class	100,123	(228,182)	(128,059)	104,756	(640,362)	(535,606)
TA JPMorgan Core Bond Initial Class	5,776,047	(7,631,127)	(1,855,080)	4,711,861	(6,687,668)	(1,975,807)
TA JPMorgan Core Bond Service Class	12,412	(17,872)	(5,460)	11,137	(53,881)	(42,744)
TA JPMorgan Enhanced Index Initial Class	4,457,388	(6,011,692)	(1,554,304)	8,856,462	(7,096,144)	1,760,318
TA JPMorgan Enhanced Index Service Class	12,026	(14,184)	(2,158)	2,257	(48,654)	(46,397)
TA JPMorgan International Moderate Growth Initial Class	96,018	(306,124)	(210,106)	274,116	(567,437)	(293,321)
TA JPMorgan International Moderate Growth Service Class	980	(2,186)	(1,206)	916	(8,514)	(7,598)
TA JPMorgan Mid Cap Value Initial Class	12,438	(2,868,136)	(2,855,698)	136,393	(1,505,560)	(1,369,167)
TA JPMorgan Mid Cap Value Service Class	—	(31,378)	(31,378)	—	(89,774)	(89,774)
TA JPMorgan Tactical Allocation Initial Class	1,029,929	(5,368,526)	(4,338,597)	1,432,435	(5,368,004)	(3,935,569)
TA JPMorgan Tactical Allocation Service Class	12,225	(58,712)	(46,487)	142,530	(186,529)	(43,999)
TA Managed Risk—Balanced ETF Service Class	586,946	(1,109,142)	(522,196)	712,518	(638,761)	73,757
TA Managed Risk—Growth ETF Service Class	543,979	(525,158)	18,821	1,101,809	(898,951)	202,858
TA Morgan Stanley Capital Growth Initial Class	6,174,136	(9,353,944)	(3,179,808)	7,575,749	(7,865,387)	(289,638)
TA Morgan Stanley Capital Growth Service Class	295,501	(18,647)	276,854	19,317	(22,383)	(3,066)
TA Multi-Managed Balanced Initial Class	1,820,097	(12,701,830)	(10,881,733)	4,421,848	(13,374,552)	(8,952,704)
TA Multi-Managed Balanced Service Class	2,237	(46,514)	(44,277)	13,662	(183,896)	(170,234)
TA PIMCO Tactical—Balanced Service Class	197,497	(137,524)	59,973	46,668	(119,085)	(72,417)
TA PIMCO Tactical—Conservative Service Class	419,187	(361,938)	57,249	809,485	(951,476)	(141,991)
TA PIMCO Tactical—Growth Service Class	109,159	(208,001)	(98,842)	209,702	(217,827)	(8,125)
TA PIMCO Total Return Initial Class	3,529,337	(7,756,707)	(4,227,370)	4,506,646	(8,431,111)	(3,924,465)
TA PIMCO Total Return Service Class	91	(39,766)	(39,675)	20,049	(39,235)	(19,186)

37

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2018			Year Ended December 31, 2017
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
TA QS Investors Active Asset Allocation—Conservative Service Class	$1,030,028	$(1,099,731)	$(69,703)	$913	$(52,607)	$(51,694)
TA QS Investors Active Asset Allocation—Moderate Growth Service Class	153,357	(120,781)	32,576	10,685	(288,523)	(277,838)
TA Small/Mid Cap Value Initial Class	2,148,942	(13,165,189)	(11,016,247)	7,206,370	(16,275,505)	(9,069,135)
TA Small/Mid Cap Value Service Class	12,439	(198,702)	(186,263)	34,156	(134,020)	(99,864)
TA T. Rowe Price Small Cap Initial Class	3,472,687	(6,487,006)	(3,014,319)	5,271,573	(8,307,415)	(3,035,842)
TA T. Rowe Price Small Cap Service Class	1,368	(108,837)	(107,469)	19,970	(25,908)	(5,938)
TA Torray Concentrated Growth Initial Class	1,136,874	(4,268,408)	(3,131,534)	1,779,219	(2,300,261)	(521,042)
TA Torray Concentrated Growth Service Class	60	(1,419)	(1,359)	869	(1,730)	(861)
TA WMC US Growth Initial Class	2,864,649	(48,904,877)	(46,040,228)	5,053,899	(46,794,646)	(41,740,747)
TA WMC US Growth Service Class	12,497	(262,512)	(250,015)	11,660	(167,073)	(155,413)

38

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2018

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Access VP High Yield
12/31/2018	134,120	$17.52	to	$9.92	$2,294,285	2.70%	1.25%	to	2.50%	(1.85)%	to	(3.05)%
12/31/2017	143,868	17.85	to	10.23	2,510,865	3.68	1.25	to	2.50	3.50	to	2.25
12/31/2016	172,784	17.24	to	11.83	2,916,776	3.07	1.25	to	2.50	7.66	to	6.35
12/31/2015	156,213	16.02	to	11.12	2,456,583	4.12	1.25	to	2.50	(1.08)	to	(2.29)
12/31/2014	215,495	16.19	to	11.38	3,430,854	3.56	1.25	to	2.50	1.08	to	(0.16)
Fidelity® VIP Contrafund® Service Class 2
12/31/2018	856,843	24.52	to	10.65	20,353,701	0.43	1.25	to	2.50	(7.80)	to	(8.93)
12/31/2017	975,304	26.60	to	11.69	25,210,827	0.77	1.25	to	2.50	20.09	to	18.63
12/31/2016	1,054,142	22.15	to	14.66	22,732,324	0.60	1.25	to	2.50	6.40	to	5.11
12/31/2015	1,201,658	20.81	to	13.95	24,392,067	0.76	1.25	to	2.50	(0.82)	to	(2.03)
12/31/2014	1,374,405	20.99	to	14.24	28,164,583	0.72	1.25	to	2.50	10.28	to	8.93
Fidelity® VIP Equity-Income Service Class 2
12/31/2018	324,736	20.67	to	9.70	6,502,507	1.99	1.25	to	2.50	(9.67)	to	(10.78)
12/31/2017	369,978	22.88	to	10.87	8,214,903	1.50	1.25	to	2.50	11.26	to	9.91
12/31/2016	401,527	20.56	to	17.81	8,031,081	2.07	1.25	to	2.50	16.26	to	14.85
12/31/2015	458,928	17.69	to	15.51	7,915,041	2.80	1.25	to	2.50	(5.42)	to	(6.57)
12/31/2014	543,547	18.70	to	16.60	9,924,215	2.52	1.25	to	2.50	7.14	to	5.83
Fidelity® VIP Growth Opportunities Service Class 2
12/31/2018	151,056	21.15	to	14.23	3,109,690	0.09	1.25	to	2.50	10.82	to	9.46
12/31/2017	172,501	19.09	to	13.00	3,209,856	0.11	1.25	to	2.50	32.53	to	30.92
12/31/2016	194,205	14.40	to	16.22	2,733,979	0.05	1.25	to	2.50	(1.17)	to	(2.37)
12/31/2015	210,658	14.57	to	16.61	3,007,997	0.00	1.25	to	2.50	4.04	to	2.77
12/31/2014	239,362	14.01	to	16.16	3,288,365	0.01	1.25	to	2.50	10.57	to	9.22
Fidelity® VIP Index 500 Service Class 2
12/31/2018	3,651	23.88	to	22.53	83,909	1.60	1.40	to	1.80	(6.05)	to	(6.42)
12/31/2017	3,802	25.41	to	24.08	93,353	1.61	1.40	to	1.80	19.74	to	19.27
12/31/2016	3,821	21.23	to	20.19	78,548	0.54	1.40	to	1.80	10.05	to	9.61
12/31/2015	14,949	19.29	to	18.42	275,623	1.80	1.40	to	1.80	(0.31)	to	(0.71)
12/31/2014	15,092	19.35	to	18.55	280,003	1.39	1.40	to	1.80	11.72	to	11.29
ProFund VP Asia 30
12/31/2018	132,584	8.29	to	9.26	1,084,323	0.51	1.25	to	2.50	(19.61)	to	(20.59)
12/31/2017	207,993	10.31	to	11.66	2,109,116	—	1.25	to	2.50	31.24	to	29.65
12/31/2016	116,649	7.86	to	9.00	905,298	1.01	1.25	to	2.50	(0.60)	to	(1.81)
12/31/2015	183,758	7.91	to	9.16	1,432,518	0.30	1.25	to	2.50	(10.50)	to	(11.59)
12/31/2014	243,824	8.83	to	10.36	2,126,480	0.08	1.25	to	2.50	(2.78)	to	(3.97)
ProFund VP Basic Materials
12/31/2018	164,665	11.23	to	9.28	1,817,583	0.36	1.25	to	2.50	(18.68)	to	(19.68)
12/31/2017	238,029	13.81	to	11.55	3,239,102	0.38	1.25	to	2.50	21.44	to	19.97
12/31/2016	195,346	11.37	to	10.66	2,190,575	0.41	1.25	to	2.50	17.03	to	15.61
12/31/2015	195,994	9.72	to	9.22	1,879,897	0.64	1.25	to	2.50	(14.99)	to	(16.02)
12/31/2014	287,987	11.43	to	10.98	3,251,674	0.55	1.25	to	2.50	0.43	to	(0.79)
ProFund VP Bull
12/31/2018	289,483	17.92	to	15.34	4,947,056	—	1.25	to	2.65	(7.31)	to	(8.58)
12/31/2017	504,799	19.33	to	16.78	9,444,133	—	1.25	to	2.65	17.87	to	16.27
12/31/2016	471,572	16.40	to	14.43	7,499,368	—	1.25	to	2.65	8.31	to	6.84
12/31/2015	534,506	15.14	to	13.51	7,900,288	—	1.25	to	2.65	(1.69)	to	(2.89)
12/31/2014	955,575	15.40	to	13.91	14,423,674	—	1.25	to	2.50	10.09	to	8.75

39

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2018

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP Consumer Services
12/31/2018	168,623	$22.91	to	$11.04	$3,768,251	—%	1.25%	to	2.50%	(0.63)%	to	(1.85)%
12/31/2017	179,485	23.05	to	11.25	4,046,679	—	1.25	to	2.50	16.91	to	15.49
12/31/2016	188,756	19.72	to	14.79	3,662,078	—	1.25	to	2.50	2.90	to	1.65
12/31/2015	275,217	19.16	to	14.55	5,204,126	—	1.25	to	2.50	3.40	to	2.14
12/31/2014	229,897	18.53	to	14.24	4,211,452	—	1.25	to	2.50	11.07	to	9.72
ProFund VP Emerging Markets
12/31/2018	816,833	7.13	to	7.02	5,732,716	0.27	1.25	to	2.65	(16.32)	to	(17.47)
12/31/2017	1,148,019	8.53	to	8.50	9,637,430	0.06	1.25	to	2.65	31.62	to	29.83
12/31/2016	698,180	6.48	to	6.55	4,475,117	0.15	1.25	to	2.65	9.64	to	8.15
12/31/2015	643,781	5.91	to	6.06	3,758,833	0.98	1.25	to	2.65	(18.38)	to	(19.38)
12/31/2014	615,021	7.24	to	7.51	4,398,582	0.21	1.25	to	2.50	(4.61)	to	(5.78)
ProFund VP Europe 30
12/31/2018	91,651	7.96	to	11.41	787,387	3.08	1.25	to	2.65	(15.20)	to	(16.36)
12/31/2017	183,059	9.39	to	13.64	1,766,777	1.65	1.25	to	2.65	18.24	to	16.63
12/31/2016	216,694	7.94	to	11.70	1,743,388	3.45	1.25	to	2.65	6.48	to	5.03
12/31/2015	228,326	7.46	to	11.14	1,687,322	5.10	1.25	to	2.65	(11.98)	to	(13.05)
12/31/2014	136,206	8.47	to	12.81	1,140,733	1.54	1.25	to	2.50	(9.78)	to	(10.88)
ProFund VP Falling U.S. Dollar
12/31/2018	12,616	6.27	to	9.57	76,710	—	1.25	to	2.50	(7.47)	to	(8.61)
12/31/2017	6,073	6.78	to	10.47	40,511	—	1.25	to	2.50	7.12	to	5.82
12/31/2016	7,027	6.33	to	6.02	43,828	—	1.25	to	1.80	(7.02)	to	(7.52)
12/31/2015	15,092	6.81	to	6.51	101,565	—	1.25	to	1.80	(11.12)	to	(11.60)
12/31/2014	11,266	7.66	to	7.36	85,305	—	1.25	to	1.80	(13.68)	to	(14.15)
ProFund VP Financials
12/31/2018	324,215	9.17	to	9.95	2,938,039	0.37	1.25	to	2.50	(11.54)	to	(12.63)
12/31/2017	387,223	10.37	to	11.39	3,970,409	0.34	1.25	to	2.50	16.73	to	15.32
12/31/2016	345,078	8.88	to	15.63	3,046,205	0.34	1.25	to	2.50	13.90	to	12.51
12/31/2015	295,681	7.80	to	13.90	2,301,455	0.38	1.25	to	2.50	(2.71)	to	(3.90)
12/31/2014	532,983	8.01	to	14.46	4,247,549	0.21	1.25	to	2.50	11.52	to	10.16
ProFund VP Government Money Market
12/31/2018	934,343	9.21	to	8.42	8,412,730	0.37	1.25	to	2.65	(0.83)	to	(2.19)
12/31/2017	855,503	9.28	to	8.61	7,788,548	0.02	1.25	to	2.65	(1.21)	to	(2.56)
12/31/2016	586,236	9.40	to	8.83	5,402,213	0.02	1.25	to	2.65	(1.21)	to	(2.56)
12/31/2015	944,040	9.51	to	9.06	8,848,803	0.02	1.25	to	2.65	(1.21)	to	(2.42)
12/31/2014	1,613,378	9.63	to	9.29	15,359,446	0.02	1.25	to	2.50	(1.21)	to	(2.42)
ProFund VP International
12/31/2018	218,720	7.04	to	9.81	1,636,543	—	1.25	to	2.65	(16.80)	to	(17.95)
12/31/2017	322,556	8.47	to	11.95	2,844,219	—	1.25	to	2.65	20.30	to	18.66
12/31/2016	313,247	7.04	to	10.07	2,302,307	—	1.25	to	2.65	(2.15)	to	(3.48)
12/31/2015	274,407	7.19	to	10.43	2,069,286	—	1.25	to	2.65	(4.71)	to	(5.88)
12/31/2014	178,836	7.55	to	11.09	1,453,436	—	1.25	to	2.50	(9.24)	to	(10.35)
ProFund VP Japan
12/31/2018	47,559	8.28	to	9.87	398,071	—	1.25	to	2.50	(12.73)	to	(13.80)
12/31/2017	52,680	9.49	to	11.45	506,669	—	1.25	to	2.50	16.99	to	15.57
12/31/2016	66,445	8.11	to	15.10	546,518	—	1.25	to	2.35	(0.82)	to	(1.89)
12/31/2015	95,081	8.18	to	15.39	786,337	—	1.25	to	2.35	4.50	to	3.38
12/31/2014	65,469	7.82	to	14.88	526,665	—	1.25	to	2.35	1.95	to	0.86
ProFund VP Mid-Cap
12/31/2018	140,896	15.05	to	9.21	2,009,612	—	1.25	to	2.50	(13.94)	to	(15.00)
12/31/2017	150,258	17.48	to	10.84	2,505,202	—	1.25	to	2.50	12.04	to	10.68
12/31/2016	278,017	15.60	to	12.12	4,206,515	—	1.25	to	2.50	16.73	to	15.31
12/31/2015	221,392	13.37	to	10.51	2,862,711	—	1.25	to	2.50	(5.63)	to	(6.78)
12/31/2014	414,129	14.17	to	11.28	5,753,643	—	1.25	to	2.50	6.32	to	5.02

40

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2018

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP NASDAQ-100
12/31/2018	290,590	$32.04	to	$21.08	$8,782,067	—%	1.25%	to	2.65%	(3.09)%	to	(4.42)%
12/31/2017	330,008	33.06	to	22.06	10,391,899	—	1.25	to	2.65	28.77	to	27.02
12/31/2016	289,244	25.67	to	17.36	7,132,174	—	1.25	to	2.65	3.96	to	2.55
12/31/2015	316,065	24.70	to	16.93	7,606,553	—	1.25	to	2.65	6.13	to	4.83
12/31/2014	329,649	23.27	to	16.09	7,503,503	—	1.25	to	2.50	15.56	to	14.15
ProFund VP Oil & Gas
12/31/2018	264,692	6.98	to	6.72	1,815,455	1.79	1.25	to	2.50	(21.21)	to	(22.18)
12/31/2017	285,007	8.86	to	8.64	2,489,839	1.10	1.25	to	2.50	(4.37)	to	(5.53)
12/31/2016	480,494	9.27	to	9.15	4,367,718	1.45	1.25	to	2.50	22.66	to	21.16
12/31/2015	378,298	7.56	to	8.64	2,816,391	0.71	1.25	to	2.50	(24.32)	to	(25.24)
12/31/2014	515,677	9.98	to	11.56	5,077,118	0.38	1.25	to	2.50	(11.97)	to	(13.04)
ProFund VP Pharmaceuticals
12/31/2018	140,306	17.52	to	10.08	2,394,273	1.18	1.25	to	2.50	(7.36)	to	(8.50)
12/31/2017	188,111	18.91	to	11.01	3,471,074	0.89	1.25	to	2.50	9.00	to	7.67
12/31/2016	261,957	17.35	to	15.11	4,445,006	0.86	1.25	to	2.50	(4.92)	to	(6.08)
12/31/2015	348,505	18.25	to	16.08	6,237,135	0.51	1.25	to	2.50	3.15	to	1.90
12/31/2014	354,904	17.69	to	15.78	6,189,387	0.74	1.25	to	2.50	17.89	to	16.45
ProFund VP Precious Metals
12/31/2018	576,024	3.98	to	3.65	2,251,841	—	1.25	to	2.50	(14.54)	to	(15.59)
12/31/2017	534,581	4.66	to	4.33	2,449,216	—	1.25	to	2.50	3.98	to	2.72
12/31/2016	528,623	4.48	to	4.21	2,336,663	—	1.25	to	2.50	53.90	to	52.03
12/31/2015	466,513	2.91	to	2.77	1,341,438	—	1.25	to	2.50	(33.68)	to	(34.49)
12/31/2014	463,939	4.39	to	4.23	2,015,213	—	1.25	to	2.50	(24.81)	to	(25.73)
ProFund VP Short Emerging Markets
12/31/2018	48,382	2.81	to	4.71	137,950	—	1.25	to	2.50	11.19	to	9.83
12/31/2017	51,824	2.53	to	4.29	134,202	—	1.25	to	2.50	(28.73)	to	(29.60)
12/31/2016	44,310	3.55	to	6.09	162,068	—	1.25	to	2.50	(17.27)	to	(18.28)
12/31/2015	210,999	4.29	to	7.46	902,102	—	1.25	to	2.50	10.14	to	8.80
12/31/2014	69,254	3.90	to	6.85	275,587	—	1.25	to	2.50	(4.13)	to	(5.30)
ProFund VP Short International
12/31/2018	7,176	3.86	to	6.05	27,361	—	1.25	to	2.50	14.04	to	12.64
12/31/2017	7,822	3.39	to	5.37	26,189	—	1.25	to	2.50	(21.61)	to	(22.57)
12/31/2016	10,126	4.32	to	6.93	43,239	—	1.25	to	2.50	(7.06)	to	(8.19)
12/31/2015	14,407	4.65	to	7.55	66,424	—	1.25	to	2.50	(4.97)	to	(6.13)
12/31/2014	42,121	4.89	to	8.04	205,534	—	1.25	to	2.50	1.53	to	0.29
ProFund VP Short NASDAQ-100
12/31/2018	198,347	1.38	to	1.56	266,845	—	1.25	to	2.50	(4.09)	to	(5.27)
12/31/2017	189,791	1.44	to	1.64	266,807	—	1.25	to	2.50	(26.17)	to	(27.07)
12/31/2016	179,841	1.95	to	2.25	343,987	—	1.25	to	2.50	(11.17)	to	(12.25)
12/31/2015	121,191	2.20	to	2.57	263,406	—	1.25	to	2.50	(14.12)	to	(15.17)
12/31/2014	242,386	2.56	to	3.03	613,121	—	1.25	to	2.50	(20.38)	to	(21.35)
ProFund VP Short Small-Cap
12/31/2018	576,129	1.60	to	2.15	902,457	—	1.25	to	2.50	9.02	to	7.69
12/31/2017	561,940	1.47	to	1.99	809,054	—	1.25	to	2.50	(15.26)	to	(16.29)
12/31/2016	296,285	1.73	to	2.38	503,694	—	1.25	to	2.50	(22.56)	to	(23.50)
12/31/2015	84,555	2.23	to	3.11	184,753	—	1.25	to	2.50	(2.05)	to	(3.24)
12/31/2014	46,546	2.28	to	3.22	104,963	—	1.25	to	2.50	(10.35)	to	(11.45)
ProFund VP Small-Cap
12/31/2018	112,307	16.07	to	9.10	1,686,373	—	1.25	to	2.50	(13.97)	to	(15.03)
12/31/2017	141,038	18.69	to	10.71	2,510,409	—	1.25	to	2.50	11.04	to	9.69
12/31/2016	191,995	16.83	to	14.71	3,093,475	—	1.25	to	2.50	18.21	to	16.77
12/31/2015	195,017	14.23	to	12.60	2,660,072	—	1.25	to	2.50	(7.37)	to	(8.50)
12/31/2014	311,885	15.37	to	13.77	4,658,039	—	1.25	to	2.50	1.21	to	(0.02)

41

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2018

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP Small-Cap Value
12/31/2018	45,806	$14.70	to	$8.69	$654,407	—%	1.25%	to	2.50%	(15.28)%	to	(16.32)%
12/31/2017	129,878	17.35	to	10.38	2,209,769	0.01	1.25	to	2.50	8.36	to	7.04
12/31/2016	237,352	16.01	to	14.85	3,734,499	—	1.25	to	2.50	27.19	to	25.64
12/31/2015	69,338	12.59	to	11.82	864,453	—	1.25	to	2.50	(9.41)	to	(10.52)
12/31/2014	123,542	13.89	to	13.20	1,695,520	—	1.25	to	2.50	4.51	to	3.23
ProFund VP Telecommunications
12/31/2018	69,099	9.31	to	8.21	635,447	5.44	1.25	to	2.50	(16.16)	to	(17.19)
12/31/2017	92,226	11.10	to	9.91	1,014,543	3.78	1.25	to	2.50	(3.33)	to	(4.50)
12/31/2016	249,496	11.48	to	13.58	2,831,821	1.74	1.25	to	2.50	20.16	to	18.70
12/31/2015	147,651	9.56	to	11.44	1,405,804	1.42	1.25	to	2.50	0.27	to	(0.95)
12/31/2014	80,772	9.53	to	11.55	783,819	3.72	1.25	to	2.50	(0.68)	to	(1.89)
ProFund VP U.S. Government Plus
12/31/2018	70,297	16.34	to	8.65	1,117,866	0.95	1.25	to	2.50	(6.60)	to	(7.74)
12/31/2017	65,871	17.49	to	9.38	1,122,450	0.44	1.25	to	2.50	8.14	to	6.82
12/31/2016	135,505	16.18	to	8.78	2,157,286	—	1.25	to	2.50	(1.54)	to	(2.73)
12/31/2015	84,079	16.43	to	9.03	1,355,237	—	1.25	to	2.50	(6.81)	to	(7.94)
12/31/2014	183,993	17.63	to	9.81	3,192,201	0.16	1.25	to	2.50	34.71	to	33.07
ProFund VP UltraSmall-Cap
12/31/2018	246,859	12.50	to	8.30	3,024,891	—	1.25	to	2.50	(27.86)	to	(28.75)
12/31/2017	181,027	17.33	to	11.65	3,106,142	—	1.25	to	2.50	23.66	to	22.15
12/31/2016	204,385	14.02	to	11.16	2,822,347	—	1.25	to	2.50	37.87	to	36.20
12/31/2015	230,925	10.17	to	8.20	2,329,080	—	1.25	to	2.50	(14.05)	to	(15.10)
12/31/2014	316,605	11.83	to	9.65	3,713,770	—	1.25	to	2.50	4.08	to	2.81
ProFund VP Utilities
12/31/2018	180,879	15.69	to	11.03	2,785,067	2.20	1.25	to	2.50	1.61	to	0.36
12/31/2017	214,138	15.44	to	10.99	3,251,613	1.96	1.25	to	2.50	9.28	to	7.95
12/31/2016	338,022	14.13	to	14.50	4,706,843	1.76	1.25	to	2.50	13.66	to	12.28
12/31/2015	209,957	12.43	to	12.91	2,588,380	2.22	1.25	to	2.50	(7.56)	to	(8.69)
12/31/2014	260,695	13.45	to	14.14	3,485,691	1.53	1.25	to	2.50	24.33	to	22.82
TA Aegon High Yield Bond Initial Class
12/31/2018	352,156	22.29	to	12.47	7,542,109	6.14	1.25	to	2.50	(3.56)	to	(4.75)
12/31/2017	425,209	23.12	to	13.09	9,531,143	6.13	1.25	to	2.50	6.12	to	4.83
12/31/2016	514,749	21.78	to	12.49	10,919,456	6.14	1.25	to	2.50	13.92	to	12.54
12/31/2015	545,477	19.12	to	11.10	10,164,490	5.66	1.25	to	2.50	(5.40)	to	(6.56)
12/31/2014	660,937	20.21	to	11.88	13,067,421	4.90	1.25	to	2.50	2.69	to	1.44
TA Aegon High Yield Bond Service Class
12/31/2018	8,653	21.47	to	19.71	183,109	5.96	1.25	to	1.80	(3.92)	to	(4.44)
12/31/2017	8,771	22.34	to	20.63	193,348	5.70	1.25	to	1.80	5.89	to	5.32
12/31/2016	9,266	21.10	to	19.59	192,251	5.49	1.25	to	1.80	13.59	to	12.97
12/31/2015	10,353	18.57	to	17.34	190,165	5.56	1.25	to	1.80	(5.48)	to	(5.99)
12/31/2014	12,658	19.65	to	18.44	244,799	5.35	1.25	to	1.80	2.33	to	1.77
TA Aegon U.S. Government Securities Initial Class
12/31/2018	474,842	14.31	to	9.33	6,513,856	3.01	1.25	to	2.50	(0.99)	to	(2.20)
12/31/2017	503,093	14.45	to	9.54	7,034,021	3.60	1.25	to	2.50	1.39	to	0.16
12/31/2016	605,013	14.25	to	9.52	8,363,249	0.64	1.25	to	2.50	(0.93)	to	(2.14)
12/31/2015	650,846	14.39	to	9.73	9,082,155	2.07	1.25	to	2.50	(1.14)	to	(2.34)
12/31/2014	745,728	14.55	to	9.96	10,554,152	3.82	1.25	to	2.50	3.36	to	2.10
TA Aegon U.S. Government Securities Service Class
12/31/2018	8,628	12.96	to	11.90	110,277	2.51	1.25	to	1.80	(1.23)	to	(1.76)
12/31/2017	9,238	13.12	to	12.12	119,665	3.09	1.25	to	1.80	1.10	to	0.55
12/31/2016	8,791	12.98	to	12.05	113,305	0.47	1.25	to	1.80	(1.09)	to	(1.63)
12/31/2015	10,918	13.12	to	12.25	142,248	1.76	1.25	to	1.80	(1.41)	to	(1.94)
12/31/2014	11,520	13.31	to	12.49	152,334	3.56	1.25	to	1.80	3.13	to	2.58

42

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2018

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Barrow Hanley Dividend Focused Initial Class
12/31/2018	1,680,939	$36.94	to	$14.07	$56,235,350	2.14%	1.25%	to	2.65%	(12.60)%	to	(13.80)%
12/31/2017	1,835,531	42.26	to	16.33	70,745,509	2.36	1.25	to	2.65	14.99	to	13.43
12/31/2016	2,002,057	36.75	to	14.39	67,284,511	2.17	1.25	to	2.65	13.50	to	11.96
12/31/2015	2,288,668	32.38	to	12.86	67,896,107	1.82	1.25	to	2.65	(4.78)	to	(6.08)
12/31/2014	2,672,281	34.01	to	13.69	83,453,530	1.31	1.25	to	2.65	10.79	to	9.27
TA Barrow Hanley Dividend Focused Service Class
12/31/2018	25,915	27.14	to	24.92	690,073	1.93	1.25	to	1.80	(12.78)	to	(13.26)
12/31/2017	30,654	31.12	to	28.73	937,602	2.18	1.25	to	1.80	14.70	to	14.08
12/31/2016	31,898	27.13	to	25.19	855,507	1.82	1.25	to	1.80	13.18	to	12.57
12/31/2015	38,087	23.97	to	22.37	901,145	1.60	1.25	to	1.80	(5.02)	to	(5.53)
12/31/2014	45,420	25.24	to	23.68	1,130,660	1.25	1.25	to	1.80	10.55	to	9.96
TA BlackRock Global Real Estate Securities Initial Class
12/31/2018	680,334	31.78	to	10.78	20,748,332	8.48	1.25	to	2.65	(11.21)	to	(12.42)
12/31/2017	774,234	35.79	to	12.31	26,858,475	3.64	1.25	to	2.65	9.95	to	8.45
12/31/2016	889,883	32.55	to	11.35	28,283,157	1.77	1.25	to	2.65	(0.61)	to	(1.96)
12/31/2015	989,058	32.75	to	11.58	31,992,993	4.23	1.25	to	2.65	(1.83)	to	(3.03)
12/31/2014	1,109,192	33.36	to	11.94	36,870,618	1.51	1.25	to	2.50	12.16	to	10.79
TA BlackRock Global Real Estate Securities Service Class
12/31/2018	16,849	25.34	to	23.27	417,545	7.80	1.25	to	1.80	(11.44)	to	(11.92)
12/31/2017	18,711	28.62	to	26.42	523,924	3.20	1.25	to	1.80	9.65	to	9.06
12/31/2016	19,305	26.10	to	24.23	493,658	1.44	1.25	to	1.80	(0.82)	to	(1.35)
12/31/2015	21,552	26.31	to	24.56	556,162	4.03	1.25	to	1.80	(2.10)	to	(2.62)
12/31/2014	21,062	26.88	to	25.22	556,263	1.30	1.25	to	1.80	11.90	to	11.29
TA BlackRock Government Money Market Initial Class
12/31/2018	2,534,468	15.81	to	12.13	33,106,532	1.80	1.25	to	2.65	0.54	to	(0.84)
12/31/2017	2,235,109	15.73	to	12.23	28,870,273	0.01	1.25	to	2.65	(1.23)	to	(2.57)
12/31/2016	2,757,450	15.92	to	12.56	35,868,268	0.01	1.25	to	2.65	(1.23)	to	(2.57)
12/31/2015	3,005,592	16.12	to	12.89	39,711,303	0.01	1.25	to	2.65	(1.23)	to	(2.58)
12/31/2014	3,685,744	16.32	to	13.23	49,281,460	0.01	1.25	to	2.65	(1.23)	to	(2.43)
TA BlackRock Government Money Market Service Class
12/31/2018	39,075	9.63	to	8.84	363,495	0.84	1.25	to	1.80	(0.41)	to	(0.95)
12/31/2017	38,974	9.67	to	8.93	364,763	0.01	1.25	to	1.80	(1.23)	to	(1.76)
12/31/2016	40,865	9.79	to	9.09	388,343	0.01	1.25	to	1.80	(1.23)	to	(1.76)
12/31/2015	40,917	9.91	to	9.25	394,765	0.01	1.25	to	1.80	(1.23)	to	(1.76)
12/31/2014	44,792	10.03	to	9.42	439,407	0.01	1.25	to	1.80	(1.23)	to	(1.76)
TA BlackRock Smart Beta 40 Initial Class
12/31/2018	147,907	17.24	to	10.01	2,439,913	1.91	1.25	to	2.50	(5.33)	to	(6.49)
12/31/2017	161,950	18.21	to	10.70	2,843,283	1.76	1.25	to	2.50	8.39	to	7.07
12/31/2016	187,662	16.80	to	10.55	3,043,341	1.48	1.25	to	2.50	0.97	to	(0.26)
12/31/2015	233,654	16.64	to	10.58	3,761,026	1.22	1.25	to	2.50	(1.31)	to	(2.51)
12/31/2014	278,755	16.86	to	10.86	4,556,641	1.02	1.25	to	2.50	4.26	to	2.99
TA BlackRock Smart Beta 40 Service Class
12/31/2018	2,316	17.08	to	15.68	39,065	1.62	1.25	to	1.80	(5.61)	to	(6.13)
12/31/2017	2,672	18.09	to	16.70	47,754	1.48	1.25	to	1.80	8.17	to	7.59
12/31/2016	3,087	16.72	to	15.53	51,002	1.09	1.25	to	1.80	0.73	to	0.19
12/31/2015	5,312	16.60	to	15.50	87,997	0.96	1.25	to	1.80	(1.65)	to	(2.18)
12/31/2014	7,371	16.88	to	15.84	123,838	0.78	1.25	to	1.80	4.06	to	3.49
TA BlackRock Tactical Allocation Service Class
12/31/2018	380,578	11.03	to	10.13	4,169,855	0.98	1.25	to	2.50	(5.60)	to	(6.76)
12/31/2017	430,811	11.69	to	10.87	5,008,073	1.45	1.25	to	2.50	10.31	to	8.97
12/31/2016	499,515	10.60	to	10.25	5,272,511	2.30	1.25	to	2.50	3.62	to	2.36
12/31/2015	508,062	10.23	to	10.02	5,183,059	1.67	1.25	to	2.50	(1.36)	to	(2.56)
12/31/2014(1)	530,673	10.37	to	10.28	5,496,065	1.28	1.25	to	2.50	—	to	—

43

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2018

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Greystone International Growth Initial Class
12/31/2018	2,118,864	$15.72	to	$10.04	$30,490,491	1.19%	1.25%	to	2.65%	(18.73)%	to	(19.84)%
12/31/2017	2,365,874	19.34	to	12.53	41,972,396	1.34	1.25	to	2.65	25.68	to	23.97
12/31/2016	2,397,198	15.39	to	10.11	34,115,617	1.49	1.25	to	2.65	(1.15)	to	(2.50)
12/31/2015	2,643,779	15.57	to	10.37	38,180,904	1.55	1.25	to	2.65	(1.16)	to	(2.51)
12/31/2014	3,028,313	15.75	to	10.63	44,194,207	0.95	1.25	to	2.65	(6.34)	to	(7.62)
TA Greystone International Growth Service Class
12/31/2018	13,752	21.40	to	19.65	286,749	0.98	1.25	to	1.80	(18.97)	to	(19.41)
12/31/2017	13,817	26.41	to	24.39	356,351	1.20	1.25	to	1.80	25.42	to	24.75
12/31/2016	17,719	21.06	to	19.55	363,728	1.35	1.25	to	1.80	(1.36)	to	(1.89)
12/31/2015	17,987	21.35	to	19.93	376,671	1.55	1.25	to	1.80	(1.47)	to	(2.01)
12/31/2014	15,472	21.67	to	20.33	329,049	0.85	1.25	to	1.80	(6.58)	to	(7.08)
TA Janus Balanced Service Class
12/31/2018	2,787,014	1.42	to	1.34	3,939,432	1.48	1.25	to	2.50	(1.31)	to	(2.52)
12/31/2017	2,811,860	1.44	to	1.37	4,014,346	1.37	1.25	to	2.50	15.30	to	13.89
12/31/2016	2,468,867	1.25	to	1.20	3,068,250	1.03	1.25	to	2.50	2.84	to	1.59
12/31/2015	2,420,829	1.22	to	1.19	2,928,473	0.79	1.25	to	2.50	(1.11)	to	(1.50)
12/31/2014	2,301,482	1.23	to	1.21	2,817,566	0.66	1.25	to	1.65	6.50	to	6.08
TA Janus Mid-Cap Growth Initial Class
12/31/2018	1,589,006	76.04	to	13.99	93,909,969	0.06	1.25	to	2.65	(2.44)	to	(3.78)
12/31/2017	1,788,534	77.95	to	14.54	107,804,582	0.10	1.25	to	2.65	27.42	to	25.69
12/31/2016	2,102,514	61.17	to	11.56	97,100,650	—	1.25	to	2.65	(3.25)	to	(4.57)
12/31/2015	2,363,832	63.23	to	12.12	112,766,072	—	1.25	to	2.65	(6.20)	to	(7.48)
12/31/2014	2,760,647	67.41	to	13.10	136,684,206	—	1.25	to	2.65	(1.22)	to	(2.57)
TA Janus Mid-Cap Growth Service Class
12/31/2018	18,608	28.68	to	26.33	523,331	—	1.25	to	1.80	(2.68)	to	(3.21)
12/31/2017	22,138	29.47	to	27.21	640,456	—	1.25	to	1.80	27.15	to	26.47
12/31/2016	23,590	23.17	to	21.51	537,762	—	1.25	to	1.80	(3.51)	to	(4.03)
12/31/2015	27,298	24.02	to	22.42	645,880	—	1.25	to	1.80	(6.43)	to	(6.94)
12/31/2014	29,472	25.67	to	24.09	746,524	—	1.25	to	1.80	(1.49)	to	(2.03)
TA Jennison Growth Initial Class
12/31/2018	946,851	24.63	to	24.22	23,026,148	0.02	1.25	to	2.65	(2.09)	to	(3.44)
12/31/2017	1,063,128	25.15	to	25.08	26,452,294	0.01	1.25	to	2.65	34.76	to	32.93
12/31/2016	1,144,044	18.67	to	18.87	21,142,255	—	1.25	to	2.65	(2.86)	to	(4.18)
12/31/2015	1,619,896	19.22	to	19.69	30,864,413	—	1.25	to	2.65	10.03	to	8.69
12/31/2014	1,467,604	17.46	to	14.72	25,459,202	—	1.25	to	2.50	8.60	to	7.28
TA Jennison Growth Service Class
12/31/2018	8,590	24.10	to	22.99	201,928	—	1.25	to	1.80	(2.37)	to	(2.90)
12/31/2017	8,250	24.68	to	23.67	198,740	—	1.25	to	1.80	34.36	to	33.64
12/31/2016	11,164	18.37	to	17.72	201,491	—	1.25	to	1.80	(3.11)	to	(3.63)
12/31/2015	11,017	18.96	to	18.38	206,358	—	1.25	to	1.80	9.74	to	9.15
12/31/2014	7,706	17.28	to	16.84	131,088	—	1.25	to	1.80	8.43	to	7.85
TA JPMorgan Asset Allocation—Conservative Initial Class
12/31/2018	2,456,523	17.97	to	11.17	41,678,665	1.77	1.25	to	2.50	(5.17)	to	(6.33)
12/31/2017	2,775,821	18.95	to	11.93	50,223,296	2.10	1.25	to	2.50	11.42	to	10.07
12/31/2016	3,037,681	17.00	to	10.84	49,764,078	1.98	1.25	to	2.50	3.33	to	2.08
12/31/2015	3,469,275	16.46	to	10.62	55,158,737	2.11	1.25	to	2.50	(3.17)	to	(4.35)
12/31/2014	4,343,019	16.99	to	11.10	71,582,231	2.63	1.25	to	2.50	0.93	to	(0.30)
TA JPMorgan Asset Allocation—Conservative Service Class
12/31/2018	44,949	18.36	to	16.86	806,285	1.54	1.25	to	1.80	(5.47)	to	(5.98)
12/31/2017	51,072	19.42	to	17.93	971,877	1.91	1.25	to	1.80	11.18	to	10.58
12/31/2016	47,379	17.47	to	16.21	812,205	1.73	1.25	to	1.80	3.02	to	2.46
12/31/2015	64,446	16.95	to	15.82	1,070,632	1.91	1.25	to	1.80	(3.35)	to	(3.87)
12/31/2014	67,174	17.54	to	16.46	1,155,397	2.32	1.25	to	1.80	0.69	to	0.15

44

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2018

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA JPMorgan Asset Allocation—Growth Initial Class
12/31/2018	3,419,417	$20.13	to	$18.60	$66,492,509	1.86%	1.25%	to	2.65%	(11.51)%	to	(12.72)%
12/31/2017	3,764,299	22.75	to	21.31	82,900,292	1.43	1.25	to	2.65	23.10	to	21.43
12/31/2016	4,180,515	18.48	to	17.55	75,086,961	2.18	1.25	to	2.65	4.77	to	3.35
12/31/2015	4,684,076	17.64	to	16.98	80,463,064	1.55	1.25	to	2.65	(3.14)	to	(4.46)
12/31/2014	5,853,774	18.21	to	17.78	104,049,122	2.30	1.25	to	2.65	1.46	to	0.22
TA JPMorgan Asset Allocation—Growth Service Class
12/31/2018	92,481	23.16	to	21.27	2,108,669	1.59	1.25	to	1.80	(11.81)	to	(12.29)
12/31/2017	104,247	26.27	to	24.25	2,699,330	1.21	1.25	to	1.80	22.84	to	22.18
12/31/2016	111,907	21.38	to	19.85	2,361,906	1.89	1.25	to	1.80	4.52	to	3.95
12/31/2015	126,039	20.46	to	19.09	2,548,916	1.38	1.25	to	1.80	(3.33)	to	(3.85)
12/31/2014	145,622	21.16	to	19.86	3,048,553	2.14	1.25	to	1.80	1.17	to	0.63
TA JPMorgan Asset Allocation—Moderate Initial Class
12/31/2018	4,710,546	19.47	to	11.26	87,770,549	1.75	1.25	to	2.50	(6.30)	to	(7.45)
12/31/2017	5,064,889	20.79	to	12.17	101,084,222	1.86	1.25	to	2.50	15.03	to	13.64
12/31/2016	5,573,642	18.07	to	10.71	97,300,865	2.19	1.25	to	2.50	4.26	to	3.00
12/31/2015	6,490,919	17.33	to	10.40	109,041,306	1.89	1.25	to	2.50	(3.43)	to	(4.61)
12/31/2014	8,413,378	17.95	to	10.90	146,649,233	2.20	1.25	to	2.50	1.50	to	0.26
TA JPMorgan Asset Allocation—Moderate Service Class
12/31/2018	99,985	20.59	to	18.91	2,019,594	1.53	1.25	to	1.80	(6.52)	to	(7.03)
12/31/2017	110,375	22.03	to	20.34	2,391,296	1.65	1.25	to	1.80	14.69	to	14.07
12/31/2016	114,280	19.20	to	17.83	2,160,473	1.89	1.25	to	1.80	3.96	to	3.40
12/31/2015	141,600	18.47	to	17.24	2,580,279	1.82	1.25	to	1.80	(3.68)	to	(4.20)
12/31/2014	156,018	19.18	to	18.00	2,954,774	2.04	1.25	to	1.80	1.34	to	0.80
TA JPMorgan Asset Allocation—Moderate Growth Initial Class
12/31/2018	6,368,213	20.16	to	10.53	123,566,431	1.93	1.25	to	2.50	(8.22)	to	(9.35)
12/31/2017	6,625,915	21.97	to	11.62	141,013,924	1.71	1.25	to	2.50	18.30	to	16.86
12/31/2016	7,499,355	18.57	to	12.45	135,374,742	2.02	1.25	to	2.50	5.23	to	3.95
12/31/2015	8,608,286	17.65	to	11.98	147,997,224	2.15	1.25	to	2.50	(3.44)	to	(4.62)
12/31/2014	10,831,890	18.28	to	12.56	193,466,005	2.67	1.25	to	2.50	1.31	to	0.07
TA JPMorgan Asset Allocation—Moderate Growth Service Class
12/31/2018	145,187	22.16	to	20.35	3,165,751	1.65	1.25	to	1.80	(8.47)	to	(8.97)
12/31/2017	150,594	24.21	to	22.35	3,592,533	1.51	1.25	to	1.80	18.02	to	17.39
12/31/2016	174,428	20.51	to	19.04	3,532,397	1.74	1.25	to	1.80	4.94	to	4.38
12/31/2015	215,395	19.54	to	18.24	4,159,994	1.95	1.25	to	1.80	(3.72)	to	(4.24)
12/31/2014	237,948	20.30	to	19.05	4,788,124	2.48	1.25	to	1.80	1.18	to	0.64
TA JPMorgan Core Bond Initial Class
12/31/2018	1,301,192	40.68	to	10.18	35,931,674	3.19	1.25	to	2.65	(1.16)	to	(2.52)
12/31/2017	1,357,741	41.16	to	10.45	38,276,644	2.97	1.25	to	2.65	2.39	to	0.99
12/31/2016	1,414,510	40.20	to	10.34	39,394,427	2.14	1.25	to	2.65	1.13	to	(0.24)
12/31/2015	1,445,997	39.75	to	10.37	40,527,063	1.96	1.25	to	2.65	(0.63)	to	(1.84)
12/31/2014	1,782,473	40.00	to	10.27	49,682,728	1.98	1.25	to	2.50	4.03	to	2.76
TA JPMorgan Core Bond Service Class
12/31/2018	26,534	14.98	to	13.75	381,221	2.89	1.25	to	1.80	(1.33)	to	(1.87)
12/31/2017	26,865	15.18	to	14.01	393,003	2.54	1.25	to	1.80	2.15	to	1.60
12/31/2016	29,693	14.86	to	13.79	428,217	1.77	1.25	to	1.80	0.80	to	0.26
12/31/2015	30,296	14.74	to	13.76	434,627	1.68	1.25	to	1.80	(0.90)	to	(1.44)
12/31/2014	40,033	14.88	to	13.96	580,096	1.71	1.25	to	1.80	3.80	to	3.24
TA JPMorgan Enhanced Index Initial Class
12/31/2018	826,753	24.89	to	10.72	19,684,447	1.08	1.25	to	2.50	(7.18)	to	(8.32)
12/31/2017	892,687	26.81	to	11.69	22,968,725	0.59	1.25	to	2.50	19.66	to	18.21
12/31/2016	816,184	22.40	to	16.45	17,602,725	0.42	1.25	to	2.50	9.98	to	8.64
12/31/2015	969,934	20.37	to	15.14	19,127,259	0.88	1.25	to	2.50	(1.31)	to	(2.51)
12/31/2014	1,059,970	20.64	to	15.53	21,243,152	0.81	1.25	to	2.50	12.78	to	11.40

45

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2018

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA JPMorgan Enhanced Index Service Class
12/31/2018	3,519	$28.28	to	$25.97	$98,279	0.84%	1.25%	to	1.80%	(7.41)%	to	(7.91)
12/31/2017	3,575	30.54	to	28.20	108,755	0.38	1.25	to	1.80	19.33	to	18.69
12/31/2016	5,298	25.59	to	23.76	134,748	0.17	1.25	to	1.80	9.75	to	9.16
12/31/2015	7,554	23.32	to	21.76	171,937	0.81	1.25	to	1.80	(1.58)	to	(2.12)
12/31/2014	7,255	23.69	to	22.23	167,976	0.73	1.25	to	1.80	12.56	to	11.95
TA JPMorgan International Moderate Growth Initial Class
12/31/2018	251,551	11.14	to	10.23	2,749,763	2.35	1.25	to	2.50	(12.68)	to	(13.75)
12/31/2017	268,483	12.76	to	11.87	3,367,764	1.81	1.25	to	2.50	20.28	to	18.82
12/31/2016	294,251	10.61	to	10.13	3,071,889	2.08	1.25	to	2.50	(0.03)	to	(1.24)
12/31/2015	357,260	10.61	to	10.26	3,738,784	1.76	1.25	to	2.50	(2.86)	to	(4.04)
12/31/2014	438,093	10.92	to	10.69	4,722,642	2.22	1.25	to	2.50	(1.70)	to	(2.90)
TA JPMorgan International Moderate Growth Service Class
12/31/2018	1,587	10.79	to	10.07	16,921	2.19	1.25	to	1.80	(13.00)	to	(13.48)
12/31/2017	1,677	12.40	to	11.64	20,572	1.62	1.25	to	1.80	19.97	to	19.33
12/31/2016	2,341	10.33	to	9.75	23,682	1.88	1.25	to	1.80	(0.17)	to	(0.71)
12/31/2015	3,671	10.35	to	9.82	36,813	1.85	1.25	to	1.80	(3.10)	to	(3.62)
12/31/2014	2,219	10.68	to	10.19	23,257	2.50	1.25	to	1.80	(2.01)	to	(2.54)
TA JPMorgan Mid Cap Value Initial Class
12/31/2018	329,333	34.23	to	9.28	10,944,615	0.83	1.25	to	2.50	(12.90)	to	(13.97)
12/31/2017	404,694	39.30	to	10.78	15,497,187	0.78	1.25	to	2.50	12.08	to	10.72
12/31/2016	442,975	35.07	to	31.17	15,150,810	2.09	1.25	to	2.50	13.18	to	11.81
12/31/2015	490,634	30.99	to	27.88	14,839,661	0.84	1.25	to	2.50	(3.94)	to	(5.11)
12/31/2014	591,086	32.25	to	29.38	18,611,835	0.71	1.25	to	2.50	13.86	to	13.25
TA JPMorgan Mid Cap Value Service Class
12/31/2018	2,019	32.88	to	30.19	65,927	0.61	1.25	to	1.80	(13.19)	to	(13.66)
12/31/2017	2,875	37.87	to	34.97	108,158	0.56	1.25	to	1.80	11.79	to	11.19
12/31/2016	5,447	33.88	to	31.45	183,899	1.90	1.25	to	1.80	12.87	to	12.26
12/31/2015	5,569	30.01	to	28.01	166,628	0.68	1.25	to	1.80	(4.14)	to	(4.66)
12/31/2014	6,246	31.31	to	29.38	194,725	0.54	1.25	to	1.80	13.57	to	12.95
TA JPMorgan Tactical Allocation Initial Class
12/31/2018	929,889	37.10	to	10.57	30,598,668	2.22	1.25	to	2.65	(4.14)	to	(5.46)
12/31/2017	1,061,728	38.70	to	11.17	36,397,504	1.88	1.25	to	2.65	7.41	to	5.95
12/31/2016	1,179,049	36.03	to	10.55	37,737,402	1.37	1.25	to	2.65	3.17	to	1.77
12/31/2015	1,332,653	34.92	to	10.36	41,651,399	1.26	1.25	to	2.65	(1.34)	to	(2.69)
12/31/2014	1,566,803	35.40	to	10.65	49,748,703	1.10	1.25	to	2.65	5.21	to	3.78
TA JPMorgan Tactical Allocation Service Class
12/31/2018	25,624	15.45	to	14.19	390,873	1.90	1.25	to	1.80	(4.39)	to	(4.91)
12/31/2017	28,606	16.16	to	14.92	456,875	1.57	1.25	to	1.80	7.17	to	6.59
12/31/2016	31,484	15.08	to	14.00	469,672	1.12	1.25	to	1.80	2.91	to	2.35
12/31/2015	33,093	14.65	to	13.67	480,000	0.92	1.25	to	1.80	(1.63)	to	(2.16)
12/31/2014	35,155	14.89	to	13.98	513,824	0.92	1.25	to	1.80	4.97	to	4.40
TA Managed Risk - Balanced ETF Service Class
12/31/2018	395,203	13.20	to	10.25	5,089,391	1.77	1.25	to	2.50	(5.73)	to	(6.89)
12/31/2017	432,241	14.00	to	11.01	5,932,144	1.75	1.25	to	2.50	12.04	to	10.68
12/31/2016	427,520	12.49	to	11.71	5,238,736	1.66	1.25	to	2.50	2.48	to	1.23
12/31/2015	427,618	12.19	to	11.57	5,122,140	1.53	1.25	to	2.50	(2.98)	to	(4.17)
12/31/2014	408,320	12.57	to	12.07	5,066,250	0.96	1.25	to	2.50	3.26	to	2.70
TA Managed Risk - Growth ETF Service Class
12/31/2018	397,351	13.45	to	10.37	5,240,391	1.55	1.25	to	2.50	(8.31)	to	(9.44)
12/31/2017	396,850	14.67	to	11.45	5,715,740	1.58	1.25	to	2.50	17.01	to	15.59
12/31/2016	379,400	12.53	to	11.96	4,678,318	1.60	1.25	to	1.80	3.38	to	2.82
12/31/2015	401,376	12.12	to	11.63	4,796,510	1.46	1.25	to	1.80	(4.71)	to	(5.22)
12/31/2014	468,020	12.72	to	12.27	5,892,310	1.07	1.25	to	1.80	2.69	to	2.13

46

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2018

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Morgan Stanley Capital Growth Initial Class
12/31/2018	1,008,003	$44.91	to	$41.31	$42,744,790	—%	1.25%	to	2.65%	5.36%	to	3.91%
12/31/2017	1,079,034	42.62	to	39.75	43,695,752	—	1.25	to	2.65	41.83	to	39.90
12/31/2016	1,094,613	30.05	to	28.42	31,225,617	—	1.25	to	2.65	(3.47)	to	(4.78)
12/31/2015	1,331,309	31.13	to	29.84	39,550,470	—	1.25	to	2.65	10.41	to	8.90
12/31/2014	1,406,536	28.20	to	27.40	38,029,673	—	1.25	to	2.65	4.70	to	3.42
TA Morgan Stanley Capital Growth Service Class
12/31/2018	10,193	41.35	to	37.97	412,629	—	1.25	to	1.80	5.11	to	4.54
12/31/2017	3,954	39.34	to	36.32	152,287	—	1.25	to	1.80	41.50	to	40.74
12/31/2016	4,057	27.80	to	25.81	110,701	—	1.25	to	1.80	(3.70)	to	(4.22)
12/31/2015	4,809	28.87	to	26.94	136,600	—	1.25	to	1.80	10.07	to	9.48
12/31/2014	4,596	26.23	to	24.61	118,502	—	1.25	to	1.80	4.48	to	3.92
TA Multi-Managed Balanced Initial Class
12/31/2018	4,092,683	25.23	to	13.20	101,001,645	1.42	1.25	to	2.65	(4.85)	to	(6.16)
12/31/2017	4,510,630	26.51	to	14.06	117,196,596	0.85	1.25	to	2.65	12.73	to	11.20
12/31/2016	4,869,178	23.52	to	12.65	112,466,066	0.96	1.25	to	2.65	6.55	to	5.10
12/31/2015	5,315,773	22.07	to	12.04	115,378,765	1.32	1.25	to	2.65	(1.02)	to	(2.37)
12/31/2014	6,219,415	22.30	to	12.33	136,490,440	1.38	1.25	to	2.65	9.44	to	7.95
TA Multi-Managed Balanced Service Class
12/31/2018	20,600	25.26	to	23.19	512,004	1.21	1.25	to	1.80	(5.10)	to	(5.61)
12/31/2017	22,291	26.61	to	24.57	583,996	0.70	1.25	to	1.80	12.42	to	11.81
12/31/2016	29,104	23.67	to	21.98	681,273	0.86	1.25	to	1.80	6.31	to	5.74
12/31/2015	30,154	22.27	to	20.78	664,276	1.17	1.25	to	1.80	(1.30)	to	(1.83)
12/31/2014	33,234	22.56	to	21.17	742,615	1.21	1.25	to	1.80	9.13	to	8.54
TA PIMCO Tactical - Balanced Service Class
12/31/2018	1,118,577	1.11	to	1.03	1,232,596	3.11	1.25	to	2.50	(8.09)	to	(9.22)
12/31/2017	1,072,442	1.21	to	1.14	1,287,190	0.30	1.25	to	2.50	10.66	to	9.31
12/31/2016	1,133,290	1.09	to	1.04	1,230,060	0.27	1.25	to	2.50	4.08	to	2.82
12/31/2015	1,362,009	1.05	to	1.01	1,421,087	—	1.25	to	2.50	(3.75)	to	(4.92)
12/31/2014	1,724,786	1.09	to	1.06	1,871,627	1.12	1.25	to	2.50	6.50	to	6.08
TA PIMCO Tactical - Conservative Service Class
12/31/2018	812,416	1.06	to	9.95	866,477	3.27	1.25	to	2.50	(6.32)	to	(7.47)
12/31/2017	766,189	1.14	to	10.76	875,674	1.47	1.25	to	2.50	9.04	to	7.71
12/31/2016	873,047	1.04	to	10.79	914,327	0.38	1.25	to	2.35	3.69	to	2.57
12/31/2015	802,756	1.01	to	10.52	812,699	0.26	1.25	to	2.35	(3.29)	to	(4.33)
12/31/2014	1,019,904	1.04	to	10.99	1,066,093	1.24	1.25	to	2.35	7.38	to	6.23
TA PIMCO Tactical - Growth Service Class
12/31/2018	397,510	1.08	to	10.04	454,824	3.15	1.25	to	2.50	(8.83)	to	(9.95)
12/31/2017	475,618	1.18	to	11.15	597,454	0.40	1.25	to	2.50	13.41	to	12.03
12/31/2016	466,968	1.04	to	10.93	535,650	—	1.25	to	2.50	3.58	to	2.32
12/31/2015	534,302	1.01	to	10.68	590,984	—	1.25	to	2.50	(4.65)	to	(5.81)
12/31/2014	611,402	1.05	to	11.34	705,813	1.72	1.25	to	2.50	5.08	to	3.80
TA PIMCO Total Return Initial Class
12/31/2018	1,991,493	16.70	to	10.29	31,411,079	2.54	1.25	to	2.65	(1.89)	to	(3.23)
12/31/2017	2,239,603	17.02	to	10.63	36,408,838	—	1.25	to	2.65	3.59	to	2.18
12/31/2016	2,476,883	16.43	to	10.41	39,071,390	2.28	1.25	to	2.65	1.45	to	0.07
12/31/2015	2,723,471	16.19	to	10.40	42,614,585	2.52	1.25	to	2.65	(0.55)	to	(1.77)
12/31/2014	2,670,860	16.28	to	10.21	42,167,859	1.81	1.25	to	2.50	3.38	to	2.12
TA PIMCO Total Return Service Class
12/31/2018	15,162	14.92	to	13.70	218,909	2.35	1.25	to	1.80	(2.25)	to	(2.78)
12/31/2017	17,904	15.26	to	14.09	265,191	—	1.25	to	1.80	3.36	to	2.80
12/31/2016	19,139	14.77	to	13.71	275,511	1.95	1.25	to	1.80	1.21	to	0.67
12/31/2015	29,529	14.59	to	13.62	422,137	2.60	1.25	to	1.80	(0.72)	to	(1.26)
12/31/2014	33,023	14.69	to	13.79	476,686	1.50	1.25	to	1.80	3.05	to	2.49

47

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2018

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA QS Investors Active Asset Allocation - Conservative Service Class
12/31/2018	57,578	$11.87	to	$10.30	$672,854	1.23%	1.25%	to	2.50%	(4.09)%	to	(5.27)%
12/31/2017	64,187	12.37	to	10.87	784,026	1.73	1.25	to	2.50	10.32	to	8.98
12/31/2016	68,619	11.22	to	11.00	761,346	1.25	1.25	to	1.65	1.38	to	0.99
12/31/2015	78,597	11.06	to	10.89	862,222	0.80	1.25	to	1.65	(3.57)	to	(3.95)
12/31/2014	93,584	11.47	to	11.33	1,067,909	1.06	1.25	to	1.65	2.33	to	1.92
TA QS Investors Active Asset Allocation - Moderate Growth Service Class
12/31/2018	106,782	13.04	to	10.68	1,376,464	1.33	1.25	to	2.50	(7.12)	to	(8.26)
12/31/2017	104,472	14.04	to	11.64	1,455,615	1.28	1.25	to	2.50	18.82	to	17.38
12/31/2016	125,623	11.82	to	11.46	1,475,496	1.21	1.25	to	2.50	0.71	to	(0.51)
12/31/2015	206,436	11.73	to	11.52	2,409,312	0.96	1.25	to	2.50	(7.69)	to	(8.05)
12/31/2014	240,595	12.71	to	12.56	3,046,294	0.77	1.25	to	1.65	1.95	to	1.55
TA Small/Mid Cap Value Initial Class
12/31/2018	2,125,473	33.47	to	32.25	69,417,170	0.89	1.25	to	2.65	(12.56)	to	(13.76)
12/31/2017	2,410,229	38.28	to	37.39	90,549,665	1.13	1.25	to	2.65	14.13	to	12.58
12/31/2016	2,659,878	33.54	to	33.21	88,019,316	0.78	1.25	to	2.65	19.63	to	18.01
12/31/2015	2,891,947	28.04	to	28.14	80,029,700	0.96	1.25	to	2.65	(3.72)	to	(5.03)
12/31/2014	3,691,618	29.12	to	29.64	106,675,827	0.77	1.25	to	2.65	3.93	to	2.66
TA Small/Mid Cap Value Service Class
12/31/2018	38,695	33.56	to	30.99	1,275,378	0.67	1.25	to	1.80	(12.73)	to	(13.21)
12/31/2017	43,748	38.46	to	35.70	1,654,682	0.95	1.25	to	1.80	13.84	to	13.23
12/31/2016	46,590	33.78	to	31.53	1,549,998	0.54	1.25	to	1.80	19.32	to	18.68
12/31/2015	54,729	28.31	to	26.57	1,526,343	0.79	1.25	to	1.80	(3.93)	to	(4.45)
12/31/2014	64,027	29.47	to	27.81	1,855,677	0.61	1.25	to	1.80	3.64	to	3.08
TA T. Rowe Price Small Cap Initial Class
12/31/2018	1,013,020	35.23	to	32.40	31,597,222	—	1.25	to	2.65	(8.24)	to	(9.50)
12/31/2017	1,092,216	38.39	to	35.80	37,366,458	—	1.25	to	2.65	20.88	to	19.24
12/31/2016	1,179,221	31.76	to	30.03	33,811,998	—	1.25	to	2.65	9.85	to	8.36
12/31/2015	1,318,039	28.91	to	27.71	34,501,014	—	1.25	to	2.65	1.17	to	(0.21)
12/31/2014	1,473,069	28.58	to	27.77	38,260,750	—	1.25	to	2.65	5.23	to	3.95
TA T. Rowe Price Small Cap Service Class
12/31/2018	6,761	41.09	to	37.73	268,893	—	1.25	to	1.80	(8.43)	to	(8.93)
12/31/2017	9,067	44.87	to	41.43	395,752	—	1.25	to	1.80	20.52	to	19.87
12/31/2016	9,249	37.23	to	34.56	335,165	—	1.25	to	1.80	9.64	to	9.04
12/31/2015	9,652	33.96	to	31.70	320,094	—	1.25	to	1.80	0.89	to	0.35
12/31/2014	9,991	33.66	to	31.59	329,856	—	1.25	to	1.80	4.93	to	4.37
TA Torray Concentrated Growth Initial Class
12/31/2018	523,717	29.70	to	11.24	15,222,317	0.21	1.25	to	2.50	(4.76)	to	(5.93)
12/31/2017	625,354	31.19	to	11.94	19,107,788	0.38	1.25	to	2.50	23.18	to	21.69
12/31/2016	642,447	25.32	to	13.86	15,963,419	0.47	1.25	to	2.50	5.42	to	4.14
12/31/2015	809,416	24.01	to	13.30	19,109,725	0.53	1.25	to	2.50	(2.79)	to	(3.97)
12/31/2014	916,728	24.70	to	13.85	22,312,834	0.89	1.25	to	2.50	8.64	to	7.31
TA Torray Concentrated Growth Service Class
12/31/2018	3,525	28.98	to	27.50	100,402	—	1.25	to	1.80	(5.06)	to	(5.57)
12/31/2017	3,566	30.53	to	29.13	107,202	0.15	1.25	to	1.80	22.88	to	22.22
12/31/2016	3,590	24.84	to	23.83	87,996	0.13	1.25	to	1.80	5.17	to	4.60
12/31/2015	4,111	23.62	to	22.78	96,025	0.31	1.25	to	1.80	(3.05)	to	(3.57)
12/31/2014	4,984	24.36	to	23.63	120,252	0.69	1.25	to	1.80	8.39	to	7.81
TA WMC US Growth Initial Class
12/31/2018	11,943,700	29.26	to	27.04	343,844,277	0.48	1.25	to	2.65	(1.03)	to	(2.39)
12/31/2017	13,407,187	29.56	to	27.70	390,459,587	0.42	1.25	to	2.65	27.61	to	25.87
12/31/2016	14,994,920	23.17	to	22.00	342,544,499	0.40	1.25	to	2.65	1.54	to	0.16
12/31/2015	16,722,509	22.82	to	21.97	376,658,725	0.72	1.25	to	2.65	5.53	to	4.09
12/31/2014	19,225,881	21.62	to	21.11	410,777,857	0.88	1.25	to	2.65	9.73	to	8.39

48

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2018

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA WMC US Growth Service Class
12/31/2018	46,914	$31.07	to	$28.54	$1,433,014	0.28%	1.25%	to	1.80%	(1.27)%	to	(1.81)%
12/31/2017	54,476	31.48	to	29.06	1,685,981	0.21	1.25	to	1.80	27.28	to	26.59
12/31/2016	60,231	24.73	to	22.96	1,466,115	0.18	1.25	to	1.80	1.28	to	0.73
12/31/2015	62,855	24.42	to	22.79	1,512,969	0.52	1.25	to	1.80	5.29	to	4.73
12/31/2014	70,635	23.19	to	21.76	1,617,683	0.66	1.25	to	1.80	9.46	to	8.87

(1)	See footnote 1
*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**

These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

***

These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

49

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2018

6. Administrative and Mortality and Expense Risk Charges

TPLIC deducts a daily administrative charge equal to an annual rate ranging from 0% to 0.40% of the daily net assets value of each subaccount for administrative expenses. TPLIC deducts an annual charge during the accumulation phase, not to exceed $35, proportionately from the subaccounts’ unit values. An annual charge ranging from 0.85% to 2.25% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TPLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

7. Income Tax

Operations of the Separate Account form a part of TPLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TPLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TPLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TPLIC, as long as earnings are credited under the variable annuity contracts.

50

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2018

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

9. Related Parties

Transamerica Capital, Inc. (“TCI”), a wholesaling broker-dealer, is an affiliated entity of TPLIC and an indirect wholly owned subsidiary of AEGON N.V. TCI distributes TPLIC’s products through broker-dealers and other financial intermediaries.

The subaccounts invest in the mutual funds listed in Footnote 1. These investments include funds managed by Transamerica Asset Management, Inc. (“TAM”). Transamerica Fund Services, Inc. (“TFS”) serves as a transfer agent to TAM, and AEGON USA Asset Management Holding, LLC (“AAM”) serves as a sub-advisor for certain funds managed by TAM. TAM, TFS and AAM are affiliated entities of TPLIC and indirect wholly owned subsidiaries of AEGON N.V. Funds managed by TAM are identified by their fund name, which includes reference to Aegon, Transamerica or both. The Separate Account pays management fees to the related funds as detailed in the fund prospectus.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

51

PART C		OTHER INFORMATION

Item 24.		Financial Statements and Exhibits

	(a)	Financial Statements

All required financial statements are included in Part B of this Registration Statement.

	(b)	Exhibits:

		(1)	(a)	Resolution of the Board of Directors establishing the WRL Series Annuity Account. Note 1

			(b)	Resolution of Board of Directors of Transamerica Premier Life Insurance Company re-domesticating WRL Series Annuity Account. Note 16

			(c)	Resolution of Board of Directors of Transamerica Premier Life Insurance Company Approving Plan of Merger with Western Reserve Life Assurance Co. of Ohio. Note 16

			(d)	Resolution of Board of Directors of Western Reserve Life Assurance Co. of Ohio Approving Plan of Merger with Transamerica Premier Life Insurance Company. Note 16

		(2)		Not Applicable.

		(3)	(a)	Amended and Restated Principal Underwriting Agreement - Monumental Life Insurance Company and Transamerica Capital, Inc. Note 2

			(b)	Amendment to Amended and Restated Principal Underwriting Agreement. Note 16

			(c)	Form of Broker/Dealer Life Insurance Company Product Sales Agreement by and between TCI Securities Corporation and the Broker/Dealer. Note 3

		(4)	(a)	Specimen Flexible Payment Variable Accumulation Deferred Annuity contract. Note 4

			(b)	Enhanced Death Benefit Endorsement (EA128). Note 5

			(c)	Endorsement (EA124). Note 5

			(d)	Guaranteed Minimum Income Benefit Rider (GIB02). Note 6

			(e)	Additional Earnings Rider (AER01). Note 6

			(f)	Additional Earnings Rider (AER02). Note 7

			(g)	Split Contract Endorsement (EA141). Note 7

			(h)	Guaranteed Minimum Death Benefit Endorsement (EA138A, EA139A, EA139B). Note 6

			(h)(1)	Guaranteed Minimum Death Benefit Endorsement (EA142, EA145). Note 7

		(5)	(a)	Application for Flexible Payment Variable Accumulation Deferred Annuity Contract. Note 8

		(6)	(a)	Restated Articles of Incorporation and Articles of Re-domestication of Transamerica Premier Life Insurance Company. Note 16

			(b)	Amended and Restated ByLaws Transamerica Premier Life Insurance Company. Note 16

	(7)		Reinsurance Agreement (TIRe). Note 9

		(a)	Assignment, Transfer, And Novation. Note 20

		(b)	First Amended and Restated Reinsurance Agreement. Note 20

	(8)	(a)	Participation Agreement (Access One and ProFunds). Note 10

		(a)(1)	Amendment No. 1 to Participation Agreement (Access One and ProFunds). Note 16

		(a)(2)	Amendment No. 2 to Participation Agreement (Access One and ProFunds). Note 11

		(a)(3)	Amendment to Agreements (Confidential Information Access One and ProFunds). Note 12

		(a)(4)	Amendment No. 6 to Participation Agreement (Access One and ProFunds). Note 13

	(8)	(b)	Participation Agreement (Fidelity). Note 14

		(b)(1)	Amendment No. 4 to Participation Agreement (Fidelity). Note 17

		(b)(2)	Amendment No. 5 to Participation Agreement (Fidelity). Note 2

		(b)(3)	Amendment No. 6 to Participation Agreement (Fidelity). Note 18

		(b)(4)	Amendment No. 7 to Participation Agreement (Fidelity). Note 19

	(8)	(c)	Participation Agreement (TST). Note 15

		(c)(1)	Amendment No. 1 to Participation Agreement (TST). Note 13

		(c)(2)	Amended Schedule A 07-01-14 to Participation Agreement (TST). Note 16

		(c)(3)	Amendment No. 2 to Participation Agreement (TST). Note 19

		(c)(4)	Schedule A Revision 5-1-2015 (TST). Note 19

		(c)(5)	Schedule A Revision 7-1-2015 (TST). Note 20

		(c)(6)	Schedule A Revision 12-18-2015 (TST). Note 20

		(c)(7)	Schedule A Revision 3-21-2016 (TST). Note 20

		(c)(8)	Schedule A Revision 5-1-2016 (TST). Note 20

		(c)(9)	Schedule A Revision 12-16-16 (TST). Note 21

		(c)(10)	Schedule A Revision 5-1-2017 (TST) Note 22.

		(c)(11)	Schedule A Revision 9-29-2017 (TST) Note 23

		(c)(12)	Schedule A Revision 5-1-2018 (TST) Note 24

		(c)(13)	Schedule A Revision 11-1-2018 (TST) Note 24

	(9)		Opinion of Counsel. Note 25

	(10)		Consent of Independent Registered Public Accounting Firm. Note 25

	(11)		Not applicable.

	(12)		Not applicable.

	(13)		Powers of Attorney. Blake S. Bostwick, David Schulz, Eric J. Martin, Mark W. Mullin, Jay Orlandi, Michiel van Katwijk. Note 25

Note 1.	Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 033-49556) filed on April 20, 1998.

Note 2.	Incorporated herein by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-146323) filed on April 25, 2013.

Note 3.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-185574) filed on December 20, 2012.

Note 4.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-24959) filed on April 11, 1997.

Note 5.	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-24959) filed on April 22, 1999.

Note 6.	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-82705) filed on February 19, 2002.

Note 7.	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-93169) filed on April 14, 2003.

Note 8.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-24959) filed on June 26, 1997.

Note 9.	Incorporated herein by reference to Post-Effective Amendment No. 27 to Form N-4 Registration Statement (File No. 33-24856) filed on April 27, 2009.

Note 10.	Incorporated herein by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-108525) filed on February 13, 2007.

Note 11.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-145461) filed on October 23, 2007.

Note 12.	Incorporated herein by reference to Post-Effective Amendment No. 23 to Form N-4 Registration Statement (File No. 333-108525) filed on April 22, 2013.

Note 13.	Incorporated herein by reference to Post-Effective Amendment No. 24 to Form N-4 Registration Statement (File No. 333-108525) filed on August 16, 2013.

Note 14.	Incorporated herein by reference to Post-Effective Amendment No. 24 to Form N-4 Registration Statement (File No. 033-80958) filed on April 27, 2005.

Note 15.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-185573) filed on April 10, 2013.

Note 16.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-199072) Filed on October 1, 2014.

Note 17.	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-146323) filed on April 29, 2008.

Note 18.	Incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-146323) filed on April 30, 2014.

Note 19.	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-199072) filed on April 28, 2015.

Note 20.	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-199072) filed on April 26, 2016.

Note 21.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-215598) filed on January 18, 2017.

Note 22.	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-199072) filed on April 27, 2017.

Note 23.	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-199072) filed on April 26, 2018.

Note 24.	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-199072) filed on December 7, 2018.

Note 25.	Filed herewith

Item 25.   Directors and Officers of the Depositor (Transamerica Premier Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor
Blake S. Bostwick 1801 California St. Suite 5200 Denver, CO 80202	Director and President

Eric J. Martin 4333 Edgewood Road, N.E. Cedar Rapids, IA 52499-0001	Controller and Senior Vice President

Mark W. Mullin 100 Light Street Baltimore, MD 21202	Director and Chairman of the Board

Jay Orlandi 100 Light Street Baltimore, MD 21202	Director, Executive Vice President, Secretary and General Counsel

David Schulz 4333 Edgewood Road, N.E. Cedar Rapids, IA 52499	Director, Chief Tax Officer, and Senior Vice President

C. Michiel van Katwijk 100 Light Street Baltimore, MD 21202	Director, Executive Vice President, Chief Financial Officer and Treasurer

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant.

As of December 31, 2018, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

AEGON Affordable Housing Debt Fund I, LLC	Delaware	Members: AHDF Manager I, LLC (0.01%), Mangaging Member; Transamerica Life Insurance Company (5%); non-AEGON affiliates: Dominium Taxable Fund I, LLC (94.99%)	Affordable housing loans

Aegon Affordable Housing Debt Fund II, LLC	Delaware	Members: Manager Member—AHDF Manager II, LLC (0.01%); Transamerica Life Insurance Company (99.99%)	Affordable housing loans

Aegon Affordable Housing Debt Fund III, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Affordable housing loans

AEGON AM Funds, LLC	Delaware	AEGON USA Investment Management, LLC is the Manager; equity will be owned by clients/investors of AEGON USA Investment Management, LLC	To serve as a fund for a client and offer flexilbility to accommodate other similarly situated clients.

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding, LLC	Registered investment advisor

Aegon Community Investments 50, LLC	Delaware	Members: Aegon Community Investments 50, LLC (0.10%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-AEGON affiliate, Citibank, N.A. (48.9950%)	Investments

Aegon Community Investments 51, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Aegon Community Investments 52, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Aegon Community Investments 53, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Aegon Community Investments 54, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Aegon Community Investments 55, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon Community Investments 56, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Aegon Community Investments 57, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Aegon Community Investments 58, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Premier Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company

AEGON Direct Marketing Services International, LLC	Maryland	100% AUSA Holding, LLC	Marketing arm for sale of mass marketed insurance coverage

AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing

AEGON Funding Company, LLC.	Delaware	Sole Member: Transamerica Corporation	Issue debt securities-net proceeds used to make loans to affiliates

Aegon Global Services, LLC	Iowa	Sole Member: Commonwealth General Corporation	Holding company

AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies

AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance

Aegon LIHTC Fund 50, LLC	Delaware	Members: Aegon Community Investments 50, LLC (0.01%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-affiliate of AEGON, Citibank, N.A. (48.9950%)	Investments

Aegon LIHTC Fund 51, LLC	Delaware	Members: Aegon Community Investments 51, LLC (.01%) as Managing Member; non-affiliate of AEGON, Citibank, N.A. (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon LIHTC Fund 52, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (10.18%); Transamerica Life Insurance Company (1%); Managing Member—Aegon Community Investments 52, LLC (0.01%); non-affiliates of AEGON, Citibank, N.A. (49%); California Bank & Trust (5.21%); Pacific West Bank (7.58%); Ally Bank (11.35%); US Bank

(7.58%); Bank of the West (7.46%)

Investments

Aegon LIHTC Fund 54, LLC	Delaware	Sole Member: Aegon Community Investments 54, LLC	Investments

Aegon LIHTC Fund 55, LLC	Delaware	Members: Investor Member—Transamerica Premier Life Insurance Company (2.8195%); non-affiliates of AEGON, Citibank, N.A. (21.6890%), Ally Bank (8.2090%), Bank of Hope (14.2687%), Lake City Bank (1.4679%), Securian (MLIC) (7.4614%), The Guardian Life Insurance Compnay of America (10.4477%), U.S. Bancorp Community Development Corporation (22.0987%), ZB National Association (1.8110%). Managing Member—Aegon Community Investments 55, LLC (0.0100%).	Investments

Aegon LIHTC Fund 57, LLC	Delaware	Members: Managing Member—Aegon Community Investments 57, LLC (.01%); non-affiliate of AEGON, Bank of America, N.A. as investor member (99.99%)	Investments

Aegon LIHTC Fund 58, LLC	Delaware	Sole Member: Aegon Community Investments 58, LLC	Investments

AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (74.2183%) ; Transamerica Premier Life Insurance Company (25.7817%)	Investment vehicle for securities lending cash collateral

AEGON Management Company	Indiana	100% Transamerica Corporation	Holding company

Aegon Market Neutral Income Fund, LLC	Delaware	AEGON USA Investment Management, LLC is the sole Member until the first investor buys in, then the entity will be managed by a 3-member Board of Managers.	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon Multi-Family Equity Fund, LLC	Delaware	Members: Transamerica Life Insurance Company (63%); Transamerica Financial Life Insurance Company (20%); Transamerica Premier Life Insurance Company (17%); Non-Member Manager—AMFETF Manager, LLC (0%)	Investments

AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company

AEGON USA Asset Management Holding, LLC	Iowa	Sole Member: AUSA Holding, LLC	Holding company

AEGON USA Investment Management, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

AEGON USA Realty Advisors, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Administrative and investment services

AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive

AHDF Manager I, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments

AHDF Manager II, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments

AHDF Manager III, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments

ALH Properties Eight LLC	Delaware	Sole Member: FGH USA LLC	Real estate

ALH Properties Eleven LLC	Delaware	Sole Member: FGH USA LLC	Real estate

ALH Properties Four LLC	Delaware	Sole Member: FGH USA LLC	Real estate

ALH Properties Nine LLC	Delaware	Sole Member: FGH USA LLC	Real estate

ALH Properties Seven LLC	Delaware	Sole Member: FGH USA LLC	Real estate

ALH Properties Seventeen LLC	Delaware	Sole Member: FGH USA LLC	Real estate

ALH Properties Sixteen LLC	Delaware	Sole Member: FGH USA LLC	Real estate

ALH Properties Ten LLC	Delaware	Sole Member: FGH USA LLC	Real estate

ALH Properties Twelve LLC	Delaware	Sole Member: FGH USA LLC	Real estate

ALH Properties Two LLC	Delaware	Sole Member: FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMFETF Manager, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments

AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC—100% member; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC—100% member; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC—100% member; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC—100% MEMBER; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC—100% member; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC—100% MEMBER; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC—100% member; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC—100% MEMBER; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC—100% MEMBER; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC—99% member; Cupples State LIHTC Investors, LLC—1% member; TAH Pentagon Funds, LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC—100% MEMBER; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC—100% MEMBER; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC—100% MEMBER; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC—100% member; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Sole Member: Garnet LIHTC Fund XXXV, LLC	Affordable housing

AUIM Credit Opportunities Fund, LLC	Delaware	Members: AEGON USA Invesmtent Management, LLC (98.36%); non- affiliate of AEGON (1.64%)	Investment vehicle

AUSA Holding, LLC	Maryland	Sole Member: 100% Transamerica Corporation	Holding company

AUSA Properties, Inc.	Iowa	100% AEGON USA Realty Advisors, LLC	Own, operate and manage real estate

AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services

Barfield Ranch Associates, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL-Barfield, LLC (50%)	Investments

Bay State Community Investments I, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments II, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties

Carle Place Leasehold SPE, LLC	Delaware	Sole Member: Transamerica Financial Life Insurance Company	Lease holder

Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments

Commonwealth General Corporation	Delaware	100% Transamerica Corporation	Holding company

Creditor Resources, Inc.	Michigan	100% AUSA Holding, LLC	Credit insurance

CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance

Cupples State LIHTC Investors, LLC	Delaware	Sole Member: Garnet LIHTC Fund VIII, LLC	Investments

FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production

FGH Realty Credit LLC	Delaware	Sole Member: FGH USA, LLC	Real estate

FGH USA LLC	Delaware	Sole Member: RCC North America LLC	Real estate

FGP 90 West Street LLC	Delaware	Sole Member: FGH USA LLC	Real estate

FGP West Street LLC	Delaware	Sole Member: FGP West Mezzanine LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Fifth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate

Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Management services

First FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate

Fourth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate

Garnet Assurance Corporation	Kentucky	100% Transamerica Life Insurance Company	Investments

Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments

Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments

Garnet Community Investments, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Garnet Community Investments III, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Business investments

Garnet Community Investments IV, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Garnet Community Investments V, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Garnet Community Investments VI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Garnet Community Investments VII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Garnet Community Investments VIII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Garnet Community Investments IX, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Garnet Community Investments X, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Garnet Community Investments XI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Garnet Community Investments XII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Garnet Community Investments XVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Garnet Community Investments XX, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXIV, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XXV, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investment XXVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Garnet Community Investments XXVII, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investment XXVIII, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXIX, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXI, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXII, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXIII, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXIV, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXV, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXVI, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXVII, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXIX, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XL, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Garnet Community Investments XLIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Garnet Community Investments XLVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XLVII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Garnet Community Investments XLVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Garnet Community Investments XLIX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Garnet ITC Fund XLIII, LLC	Delaware	Members: Garnet Community Investments XLIII, LLC (0%) asset manager: non-affiliate of AEGON, Solar TC Corp. (100%) investor member	Investments

Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson- Pilot Life Insurance Company, a non- AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non- AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments

Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non- AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (99.99%); Transamerica Life Insurance Company (0.01%) J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments

Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non- AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non- AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-C, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non- AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIV, LLC	Delaware	Members: 0.01% Garnet Community Investments, LLC (0.01%); Wells Fargo Bank, N.A. (49.995%); and Goldenrod Asset Management, Inc.(49.995%), both non-AEGON affiliates	Investments

Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments

Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Special Situations Investing Group II, LLC, a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XX, LLC	Delaware	Sole Member—Garnet Community Investments XX, LLC	Investments

Garnet LIHTC Fund XXI, LLC	Delaware	Sole Member: Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIV, LLC	Delaware	Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non- affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)	Investments

Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments

Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXVII, LLC	Delaware	Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)	Investments

Garnet LIHTC Fund XXVIII, LLC	Delaware	Members: Garnet Community Investments XXVIII LLC (0.01%); non- affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)	Investments

Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non- affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments

Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non- affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments

Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments

Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non- affiliate of AEGON, NorLease, Inc. (99.99%)	Investments

Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments

Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non- affiliate of AEGON, Microsoft Corporation (99.99%)	Investments

Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non- member manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments

Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC at 1% managing member and non-AEGON affiliate, FNBC Leasing Corporation as the 99% investor member.	Investments

Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC as a .01% member and non-AEGON affiliate, Partner Reinsurance Company of the U.S. as the 99.99% member.	Investments

Garnet LIHTC Fund XLI, LLC	Delaware

Members: Transamerica Life Insurance Company (9.990%) and Garnet Community Investments XLI, LLC (.01% managing member); non- AEGON affiliates : BBCN Bank (1.2499%), East West Bank (12.4988%), Opus Bank (12.4988%),

Standard Insurance Company (24.9975%), Mutual of Omaha (12.4988%), Pacific Western Bank (7.4993%) and Principal Life Insurance Company (18.7481%).

Investments

Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) managing member; non-affiliates of AEGON: Community Trust Bank (83.33%) investor member; Metropolitan Bank (16.66%) investor member.	Investments

Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member: ING Capital, LLC; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments

Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member: Lion Capital Delaware, Inc.; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XLVI, LLC	Delaware	Members: Garnet Community Investments XLVI, LLC (0.01%) managing member; non-affiliate of AEGON, Standard Life Insurance Company (99.99%) investor member	Investments

Garnet LIHTC Fund XLVII, LLC	Delaware	Members: Garnet Community Investments XLVII, LLC (1%) managing member; Transamerica Premire Life Insurance Company (14%) investor member; non-affiliate of AEGON: Citibank, N.A. (49%) investor member; New York Life Insurance Company (20.5%) investor member and New York Life Insurance and Annuity Corporation (15.5%) investor member.	Investments

Garnet LIHTC Fund XLVIII, LLC	Delaware	Members: Transamerica Financial Life Insurance Company (75.18%) and Garnet Community Investments XXXLVIII, LLC (.01%); non-affiliates of AEGON: U.S. Bancorp Community Development Corporation (21.04%), American Republic Insurance Company (2.84%), Bank of Hope (.93%)	Investments

Horizons Acquisition 5, LLC	Florida	Sole Member—PSL Acquisitions Operating, LLC	Development company

Horizons St. Lucie Development, LLC	Florida	Sole Member—PSL Acquisitions Operating, LLC	Development company

Imani Fe, LP	California	Partners: Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable Housing, Inc. (non-owner special limited partner); non- affiliates of AEGON: ABS Imani Fe, LLC (.0034% class A limited partner); TAH Imani Fe GP, LLC (.0033% co-general partner); Grant Housing and Economic Development Corporation (.0033% managing general partner)	Affordable housing

InterSecurities Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency

Investors Warranty of America, LLC	Iowa	Sole Member: RCC North America LLC	Leases business equipment

Ironwood Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
LCS Associates, LLC	Delaware	Sole Member: RCC North America LLC	Investments

Life Investors Alliance LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities

LIHTC Fund 53, LLC	Delaware	Non-Member Manager, AEGON Community Investments 53, LLC (0%); non-affiliates of AEGON: Bank of America, National Association (98%); MUFG Union Bank, N.A. (2%)	Investments

LIHTC Fund 56, LLC	Delaware	Members: Managing Member—Aegon Community Investments 56, LLC (0%); non-affiliates of AEGON, Bank of America, National Association (90%) and MUFG Union Bank, N.A. (10%)	Investments

LIHTC Fund XLV, LLC	Delaware	Non-Member Manager: Garnet Community Investments XLV, LLC (0%)	Investments

LIHTC Fund XLIX, LLC	Delaware	Sole Member: Garnet Community Investments XLIX, LLC	Investments

LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company

Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding, LLC	Trust company

Mitigation Manager, LLC	Delaware	Sole Member: RCC North America LLC	Investments

MLIC Re I, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company

Money Services, Inc.	Delaware	100% AUSA Holding, LLC	Provides certain financial services for affiliates including, but not limited to, certain intellectual property, computer and computer- related software and hardware services, including procurement and contract services to some or all of the members of the AEGON Group in the United States and Canada.

Monumental Financial Services, Inc.	Maryland	100% Transamerica Corporation	DBA in the State of West Virginia for United Financial Services, Inc.

Monumental General Administrators, Inc.	Maryland	100% AUSA Holding, LLC	Provides management services to unaffiliated third party administrator

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Natural Resources Alternatives Portfolio I, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%); Managing Member: AEGON USA Realty Advisors, LLC	Investment vehicle—to invest in Natural Resources

Oncor Insurance Services, LLC	Iowa	Sole Member—Life Investors Financial Group, Inc.	Direct sales of term life insurance

Osceola Mitigation Partners, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL- MITBK, LLC (50%)	Investmetns

Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Peoples Benefit Services, LLC	Pennsylvania	Sole Member—Transamerica Life Insurance Company	Marketing non-insurance products

Pine Falls Re, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company

Placer 400 Investors, LLC	California	Members: RCC North Amerivca LLC (50%); non-affiliate of AEGON, AKT Placer 400 Investors, LLC (50%)	Investments

Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.

PSL Acquisitions Operating, LLC	Iowa	Sole Member: RCC North America LLC	Owner of Core subsidiary entities

RCC North America LLC	Delaware	Sole Member: Transamerica Corporation	Real estate

Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (92.%); Transamerica Financial Life Insurance Company (7.5%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (74.4% ); Transamerica Premier Life Insurance Company (25.6%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Premier Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (53.6%).	Real estate alternatives investment

Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company

Rock Springs Drive, LLC	Maryland	Members: RCC North America LLC (98%); non-affiliate of AEGON, Longshore Ventures, LLC (2%)	Investments

SB Frazer Owner, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Second FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate

Seventh FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate

Short Hills Management Company	New Jersey	100% Transamerica Corporation	Dormant

St. Lucie West Development Company, LLC	Florida	Sole Member—PSL Acquisitions Operating, LLC	Development company

Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Stonebridge Reinsurance Company	Vermont	100% Transamerica Life Insurance Company	Captive insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TABR Realty Services, LLC	Delaware	Sole Member: AUSA Holding, LLC	Real estate investments

TAH-MCD IV, LLC	Iowa	Sole Member—Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.

TAH Pentagon Funds, LLC	Iowa	Sole Member—Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity

TAHP Fund 1, LLC	Delaware	Sole Member—Garnet LIHTC Fund IX, LLC	Real estate investments

TAHP Fund 2, LLC	Delaware	Sole Member—Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit

TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments

TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property.

TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Jay Orlandi	Delaware	100% AEGON International B.V.	Voting Trust

THH Acquisitions, LLC	Iowa	Sole Member—Transamerica Life Insurance Company	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.

TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company

TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company

TLIC Watertree Reinsurance Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company

Tradition Development Company, LLC	Florida	Sole Member—PSL Acquisitions Operating, LLC	Development company

Tradition Irrigation Company, LLC	Florida	Sole Member—PSL Acquisitions Operating, LLC	Irrigation company

Tradition Land Company, LLC	Iowa	Sole Member: RCC North America LLC	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Advisors Life Insurance Company	Arkansas	100% Transamerica Corporation	Insurance company

Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company

Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company

Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership

Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding, LLC	Special purpose subsidiary

Transamerica Asset Management, Inc.	Florida	Transamerica Premier Life Insurance Company owns 77%; AUSA Holding, LLC owns 23%.	Fund advisor

Transamerica Aviation LLC	Delaware	Sole Member: TCFC Air Holdings, Inc.	Special purpose corporation

Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation

Transamerica Capital, Inc.	California	100% AUSA Holding, LLC	Broker/Dealer

Transamerica Casualty Insurance Company	Iowa	100% Transamerica Corporation	Insurance company

Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance

Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company

Transamerica Distribution Finance—Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing

Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding, LLC; 209 shares owned by Commonwealth General Corporation; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer

Transamerica Financial Life Insurance Company	New York	88% Transamerica Corporation; 12% Transamerica Life Insurance Company	Insurance

Transamerica Fund Services, Inc.	Florida	Transamerica Premier Life Insurance Company owns 44%; AUSA Holding, LLC owns 56%	Mutual fund

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages

Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

Transamerica International Direct Marketing Consultants, LLC	Maryland	Members: 51% Beth Lewellyn; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corporation	Reinsurance

Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Commonwealth General Corporation	Insurance and reinsurance consulting

Transamerica Investment Management, LLC	Delaware	Sole Member—AEGON USA Asset Management Holding, LLC	Investment advisor

Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions, LLC	Broker/Dealer

Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Life Insurance Company	Iowa	100%—Commonwealth General Corporation	Insurance

Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda — will primarily write fixed universal life and term insurance

Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Commonwealth General Corporation	Life insurance

Transamerica Premier Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company

Transamerica Pyramid Properties LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company

Transamerica Realty Investment Properties LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company

Transamerica Redwood Park, LLC	Delaware	Sole Member—Transamerica Corporation	Hold property interests in Redwood Park in California

Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.

Transamerica Retirement Advisors, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Investment advisor

Transamerica Retirement Insurance Agency, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Conduct business as an insurance agency.

Transamerica Retirement Solutions, LLC	Delaware	Sole Member: AUSA Holding, LLC	Retirement plan services.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.

Transamerica Travel and Conference Services, LLC	Iowa	Sole Member: Money Services, Inc.	Travel and conference services

Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing

Transamerica Ventures, LLC	Delaware	Sole Member: AUSA Holding, LLC	Investments

Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding, LLC	Investments

United Financial Services, Inc.	Maryland	100% Transamerica Corporation	General agency

Universal Benefits, LLC	Iowa	Sole Member: AUSA Holding, LLC	Third party administrator

US PENG, INC.	Delaware	Sole Member: AEGON Levensverzekering N.V.	Energy investment strategy

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Properties Holdings, LLC	Georgia	Sole Member: World Financial Group, Inc.	Marketing

WFG Reinsurance Limited	Hawaii	51% owned by World Financial Group, Inc.; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance

WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer

World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing

World Financial Group Holding Company of Canada Inc.	Canada	100% Commonwealth General Corporation	Holding company

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency

World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company

Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non- AEGON affiliate (51%)	Real estate investments

Zahorik Company, Inc.	California	100% AUSA Holding, LLC	Inactive

Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (33.06%); Transamerica Premier Life Insurance Company (36.40%); Transamerica Financial Life Insurance Company (18.13%); Transamerica Pacific Insurance Company, Ltd. (12.41%). Manager: AEGON USA Investment Management LLC	Aggregating vehicle formed to hold various fund investments.

Item 27. Number of Contract Owners

As of March 31, 2019, there were 9,192 Contract owners.

Item 28. Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, TFLIC Pooled Account No. 44, Transamerica Variable Funds, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account and Separate Account VL E. This account is a separate account of Transamerica Premier Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., and Transamerica Asset Allocation Variable Funds.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter

Brian Beitzel	(2)	Director, Treasurer and Chief Financial Officer

Joe Boan	(1)	Director and Vice President

David R. Paulsen	(3)	Director, Chief Executive Officer, President and Chairman of the Board

Doug Hellerman	(3)	Chief Compliance Officer

Gregory E. Miller-Breetz	(1)	Secretary

Vincent J. Toner	(3)	Vice President

Alison Ryan	(3)	Assistant Secretary

(1)	100 Light Street, Floor B1, Baltimore, MD 21202
(2)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(3)	1801 California Street, Suite 5200, Denver, CO 80202

(c)     Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	$1,057,107	0	0	0

(1)     Fiscal Year 2018

Item 30. Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Transamerica Premier Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31. Management Services.

All management Contracts are discussed in Part A or Part B.

Item 32. Undertakings

(a)

Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Contract may be accepted.

(b)

Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

(c)

Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica at the address or phone number listed in the Prospectus.

(d)

Transamerica Premier Life Insurance Company hereby represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Premier Life Insurance Company.

SECTION 403(B) REPRESENTATIONS

Transamerica Premier Life Insurance Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

TEXAS ORP REPRESENTATION

The Registrant intends to offer policies to participants in the Texas Option Retirement Program. In connection with that offering, the Registrant is relying on Rule 6c-7 under the Investment Company Act of 1940 and is complying with, or shall comply with, paragraphs (a) – (d) of that Rule.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Colorado and State of Denver, on this 29 day of April, 2019.

WRL SERIES ANNUITY ACCOUNT Registrant

TRANSAMERICA PREMER LIFE INSURANCE COMPANY Depositor

*
Blake S. Bostwick
Director and President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

*	Director and President	April 29, 2019
Blake S. Bostwick

*	Controller, Senior Vice President	April 29, 2019
Eric J. Martin	and Assistant Treasurer

*	Director and Chairman of the Board	April 29, 2019
Mark W. Mullin

*	Director, Executive Vice President,	April 29, 2019
Jay Orlandi	Secretary and General Counsel

*	Director, Chief Tax Officer and	April 29, 2019
David Schulz	Senior Vice President

*	Director, Executive Vice President,	April 29, 2019
C. Michiel van Katwijk	Chief Financial Officer and
Treasurer

/s/ Brian Stallworth	Assistant Secretary	April 29, 2019
Brian Stallworth

*By: Brian Stallworth – Attorney-in-Fact pursuant to Powers of Attorney filed herewith.

Registration No. 333-199070

811-05672

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

WRL SERIES ANNUITY ACCOUNT

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
9	Opinion and Consent of Counsel
10	Consent of Independent Registered Public Accounting Firm
13	Powers of Attorney